PURCHASE AND SALE AGREEMENT
DATED NOVEMBER 22, 2013
AMONG
COOK INLET ENERGY, LLC
AND
ARMSTRONG COOK INLET, LLC,
GMT EXPLORATION COMPANY, LLC,
DALE RESOURCES ALASKA, LLC,
JONAH GAS COMPANY, LLC,
AND
NERD GAS COMPANY LLC

TABLE OF CONTENTS
ARTICLE 1 PURCHASE AND SALE...........................................................................................1

1.1	Purchase and Sale ..................................................................................................................................1

1.2	Properties ................................................................................................................................................2

1.3	Excluded Properties..........................................................................................................3
ARTICLE 2 PURCHASE PRICE...................................................................................................5

2.1	Purchase Price...................................................................................................................5

2.2	Reimbursements and Adjustments....................................................................................5

2.3	Allocation of the Purchase Price.......................................................................................9

2.4	Registration and Valuation of the Preferred Stock...........................................................9
ARTICLE 3 DUE DILIGENCE, TITLE AND ENVIRONMENTAL MATTERS...................10

3.1	Due Diligence.................................................................................................................10

3.2	Title Review; Special Warranty of Title..........................................................................11

3.3	Permitted Encumbrances................................................................................................11

3.4	Environmental Matters...................................................................................................12

3.5	Certain Definitions..........................................................................................................13
ARTICLE 4 SELLERS’ REPRESENTATIONS AND WARRANTIES....................................15

4.1.	Representations and Warranties......................................................................................15

4.2	Representations and Warranties Regarding Anchor Point................................................19
ARTICLE 5 BUYER’S REPRESENTATIONS AND WARRANTIES......................................23

5.1.	Representations and Warranties......................................................................................23
ARTICLE 6 COVENANTS AND CERTAIN AGREEMENTS..................................................24

6.1.	Consent to Assignment....................................................................................................24

6.2.	Affiliate Contracts...........................................................................................................25

6.3.	Suspense Funds...............................................................................................................25

6.4.	Further Assurances.........................................................................................................25

6.5.	Conduct of Business.......................................................................................................26

6.6.	Notification of Certain Matters......................................................................................30

6.7.	Preferred Stock...............................................................................................................30
ARTICLE 7 CONDITIONS PRECEDENT..................................................................................30

7.1.	Buyer’s Conditions to Closing.........................................................................................31

7.2.	Sellers’ Conditions to Closing........................................................................................31
ARTICLE 8 CLOSING..................................................................................................................32

8.1.	Closing...........................................................................................................................32

8.2.	Closing Obligations.......................................................................................................32

8.3.	Additional Documents...................................................................................................33

ARTICLE 9 POST-CLOSING OBLIGATIONS...........................................................................33

9.1.	Records...........................................................................................................................33

9.2.	Recording and Sales Taxes.............................................................................................33

9.3.	Consents and Approvals.................................................................................................34

9.4.	Successor Operator.........................................................................................................34

9.5.	RCA Approval................................................................................................................34

9.6.	Post-Closing Adjustments..............................................................................................35

9.7.	Tax Deferred Exchange..................................................................................................36

9.8.	Sharing of Certain Financial Information Subsequent to Closing.....................................37

9.9.	Sale of Business Entity and Reporting Pursuant to Alaska Statutes 43.55.....................37
ARTICLE 10 TAX MATTERS.......................................................................................................37

10.1.	Definitions......................................................................................................................37

10.2.	Property Tax Liability.....................................................................................................38

10.3.	Tax Reports and Returns................................................................................................39

10.4.	Cooperation on Tax Matters...........................................................................................39

10.5.	Section 754 Election......................................................................................................39

10.6.	Tax Treatment of Acquisition.........................................................................................40
ARTICLE 11 ASSUMPTION, INDEMNIFICATION AND DISCLAIMERS.........................40

11.1.	Assumption....................................................................................................................40

11.2.	Indemnification..............................................................................................................40

11.3.	Exclusive Remedy..........................................................................................................43

11.4.	Escrow Offset.................................................................................................................44

11.5.	Express Negligence........................................................................................................44

11.6.	Disclaimers.....................................................................................................................44
ARTICLE 12 TERMINATION......................................................................................................46

12.1.	Right of Termination.......................................................................................................46

12.2.	Effect of Termination......................................................................................................46

12.3.	Return of Information.....................................................................................................46

12.4.	Buyer’s Rights of Specific Performance.........................................................................46

12.5.	Sellers’ Rights of Liquidated Damages..........................................................................47
ARTICLE 13 MISCELLANEOUS...............................................................................................47

13.1.	Exhibits and Schedules...................................................................................................47

13.2.	Entire Agreement. ................................................................................................................................47

13.3.	Amendments...................................................................................................................47

13.4.	Waiver.............................................................................................................................47

13.5.	Expenses.........................................................................................................................47

13.6.	Notices............................................................................................................................47

13.7.	Governing Law; Venue; Wavier of Jury Trial.................................................................48

13.8.	Arbitration......................................................................................................................48

13.9.	Attorney’s Fees...............................................................................................................49

13.10.	Limitation on Damages...................................................................................................49

13.11.	Assignment.....................................................................................................................49

13.12.	Binding Effect.................................................................................................................49

13.13.	No Merger; Survival........................................................................................................49

13.14.	No Third-Party Beneficiaries..........................................................................................50

13.15.	Construction...................................................................................................................50

13.16.	References......................................................................................................................50

13.17.	Severability.....................................................................................................................50

13.18.	Interpretation..................................................................................................................50

13.19.	Announcements..............................................................................................................50

13.22.	Timing............................................................................................................................51

13.23.	Counterparts/Fax Signatures...........................................................................................51

Exhibits
Exhibit A     Leases and Lands
Exhibit B     Wells
Exhibit C     Rights of Way
Exhibit D     Assigned Contracts
Exhibit E     Allocated Value
Exhibit F     Property Assignment
Exhibit G     Anchor Point Assignment
Exhibit H     Disclosure Schedule
Exhibit I     [Reserved]
Exhibit J     Escrow Agreement
Exhibit K    Pipeline System

DEFINED TERMS

10-Day VWAP	10	GMT	1
Accounting Arbitrator	35	GOvernmental Entity	14
Affiliate	13	GSA	3
Agreement	1	Hazardous Materials	14
Allocated Value	9	Hedge Contracts	18
Anchor Point	1	Hydrocarbons	2
Anchor Point Assignment	33	Income Taxes	37
Anchor Point Material Contract	22	Indemnified Party	41
APE Income	6	Indemnifying Party	41
APE Interests	1	Interim Compensation	34
Approval	14	Jonah	1
Arbitration Demand	48	Knowledge	15
Armstrong	1	Lands	2
Assigned Contracts	3	Leases	2
Assignments	33	Lien	11
Buyer	1	Losses	40
Buyer Assumed Liabilities	40	Material Contract	17
Buyer Indemnified Parties	40	Nerd	1
Claim	41	Net Revenue Interest	14
Claim Notice	41	NORM	13
Claim Payment Date	10	Operation Assumption Date	26
Closing	32	Party	1
Closing Amount	5	Permitted Encumbrances	11
Closing Date	32	Pipeline Easement	25
Code	37	Pipeline System	21
Condition	14	Preferred Stock	5
Confidentiality Agreement	14	Property Expenses	7
COPAS	5	Property Assignment	32
Dale	1	Property Taxes	37
Debt Contracts	18	Proportionate Share	1
Deposit	5	RCA Approval	34
Determination Date	10	Records	3
Distribution Notice	6	Registration Statement	9
Effective Time	1	Remediate	15
Environmental Law	14	Remediation	15
Environmental Permits	18	Required Consent	24
Escrow Agent	33	Retained Obligations	40
Escrow Offset	44	Rights-of-Way	3
Excluded Properties	3	Rules	48
Execution Date	1	Security Laws	24
Final Purchase Price	35	Seller	1
Final Settlement Date	35	Seller Closing Certificate	33
Final Settlement Statement	35	Seller Indemnified Parties	41
Financial Statements	37	Seller Taxes	38
GAAP	5	Settlement Statement	5
Straddle Period	38	Transaction Documents	15
Suspense Fund	25	Units	2
Tariff Revenue	6	Wells	2
Tax Deferred Exchange	36	Working Capital	6
Tax Return	38	Working Interest	15
Taxes	38

PURCHASE AND SALE AGREEMENT
THIS PURCHASE AND SALE AGREEMENT (this “Agreement”), dated November 22, 2013 (the “Execution Date”), is among Cook Inlet Energy, LLC, an Alaska limited liability company (“Buyer”), and Armstrong Cook Inlet, LLC, a Colorado limited liability company (“Armstrong”), GMT Exploration Company, LLC, a Delaware limited liability company (“GMT”), Dale Resources Alaska, LLC, a Texas limited liability company (“Dale”), Jonah Gas Company, LLC, a Wyoming limited liability company (“Jonah”), and Nerd Gas Company, LLC, a Wyoming limited liability company (“Nerd”). Armstrong, GMT, Dale, Jonah and Nerd, individually, a “Seller,” and collectively, “Sellers.” Sellers and Buyer, individually, a “Party,” and collectively, the “Parties.”
Recitals
A.Each Seller owns its respective proportionate share (“Proportionate Share”) described in Exhibit A in, to and under the Leases described in Exhibit A, covering the Land described in Exhibit A, located in the Cook Inlet region in the State of Alaska, together with associated properties as more fully described in Section 1.2.

B.Sellers are the owners of all of the issued and outstanding membership interests (including any options, warrants, other rights to purchase equity, incentive rights or participation in profits or appreciation in value) of Anchor Point Energy, LLC, a Colorado limited liability company (“Anchor Point” and such interests the “APE Interests”)

C.Each Seller desires to sell and assign to Buyer, and Buyer desires to purchase and acquire from Sellers, all of Sellers’ interests in the Properties and the APE Interests (constituting the entirety of the business conducted by Sellers in the North Fork Unit) in accordance with the terms and conditions set forth in this Agreement.
Agreement
IN CONSIDERATION of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
ARTICLE 1
PURCHASE AND SALE
1.1    Purchase and Sale

(a)    Subject to the terms and conditions of this Agreement, each Seller agrees to sell and assign to Buyer, and Buyer agrees to purchase and acquire from such Seller, effective as of 7:00 am Alaska Standard Time on the Closing Date (the “Effective Time”), all of such Seller’s right, title and interest in and to the Properties and the APE Interests for the consideration specified in ARTICLE 2.

(b)    GMT, Dale, Jonah and Nerd each hereby authorize and direct Armstrong to execute all documents, make all elections, deliver all notices, and take all action on each such Seller’s behalf with respect to this Agreement and the transactions contemplated hereby, including the negotiation and drafting of this Agreement and the documents to be delivered at Closing, and the making of such elections as Armstrong determines, in accordance with the terms hereof; provided, however, that each of the Sellers shall individually sign this Agreement and, unless Buyer shall otherwise agree that such shall not be required, each other document (i) contemplated in this Agreement that must be filed in the real estate records or with any Governmental Entity in the State of Alaska, (ii) represents the transfer of the APE Interests or (iii) in any Seller Closing Certificate. GMT, Dale, Jonah and Nerd each hereby covenant and agree that they shall each be bound by all actions taken by Armstrong on each Seller’s behalf arising in connection with or related to this Agreement, and the transactions contemplated hereby.

1.2    Properties. “Properties” shall mean the business entity known at the “North Fork Unit” which is all of Sellers’ right, title and interest in and to the following, but excepting and reserving unto Sellers the Excluded Properties:

(a)    The oil and gas leasehold estates created by the oil and gas leases (including all leasehold estates, mineral interests, royalty interests, overriding royalty interests, net profits interests, carried interest, reversionary rights, contractual rights to production arising after the Effective Time, other interests in Hydrocarbons in, under, or that may be produced from or attributable to Lands or similar interests), specifically described in Exhibit A (the “Leases”), insofar and only insofar as the Leases cover the lands (the “Lands”) described in Exhibit A (including the surface estates covering all or a portion of such Lands specifically described in Exhibit A);

(b)    All unitization, pooling and communitization agreements, declarations, orders, and the units created thereby relating to the properties and interests described in Section 1.2(a) (“Units”) and to the production of natural gas, casinghead gas, natural gas liquids, condensate, products, crude oil and all other hydrocarbons, whether gaseous or liquid (“Hydrocarbons”), if any, attributable to said properties and interests, and all surface leases, permits, rights-of-way, easements and other surface rights agreements used or held in connection with the exploration, drilling, production, gathering, treatment, processing, storing, sale or disposal of Hydrocarbons or produced water from the interests described in Section 1.2(a); and this Section 1.2(a);

(c)    The oil and gas wells, water wells, cathodic protection wells, carbon dioxide wells, salt water disposal wells, injection wells, observation wells, and other wells and well bores that are or may be located on the Lands or used in connection with the Leases and Units, including all rights-of-way related thereto, whether producing, shut-in, temporarily abandoned or plugged (the “Wells”), including those specifically described in Exhibit B, and including all of the personal property, equipment, fixtures and improvements used in connection therewith;

(d)    The equipment, personal property, facilities, fixtures and improvements located on the Lands or used or held for use solely in connection with the operation of the items described in Subsections 1.2(a) through 1.2(f)  including any wells described in Exhibit B, casing, rods, well heads, pumps, pads, tanks, flow lines, gauges, meters, compressors, engines, buildings, platforms, gates and roads, including those items specifically described in Exhibit B;

(e)    The contracts, agreements arising in connection with or related to the Properties to which Sellers are a party or by which the Properties are otherwise bound, including operating, unit, pooling and communization, exploration, farmout, and farmin, area of mutual interest, production, gathering, processing, balancing, marketing, transportation, supply, joint venture, participation, exchange, and purchase and sale agreements, agreements for the sale and purchase of Hydrocarbons, saltwater disposal agreements, drilling and other service agreements (but excluding master service agreements) and the Material Contracts, but excluding to the extent any exist, any (1) Hedge Contracts and (2) Debt Contracts (as hereafter defined), including those identified in Exhibit D (the “Assigned Contracts”);

(f)    All flowlines, gas gathering and transportation pipelines, equipment, facilities and systems located on the Lands, or used in connection with the operation of the Wells and pipeline rights-of-way including those described in Exhibit C (the “Rights-of-Way”), along with all of the related equipment, facilities, improvements and fixtures attached thereto, and that certain Gas Sales Agreement (the “GSA”) dated March 30, 2011, between Anchor Point and the Sellers;

(g)    To the extent transferable and in Armstrong’s possession, all of Armstrong’s land records, lease records, production records, electronic and other files showing royalties and other amounts paid or payable to third-party interest holder in the Wells, correspondence, contract files, title records (including abstracts of title, title opinions and memoranda, title curative documents, broker run sheets and landowner contact information), permits and other records relating to the items described in Sections 1.2(a) through 1.2(f) (the “Records”);

(h)    All Hydrocarbons (or the proceeds from the sale of Hydrocarbons) (1) produced from or attributable to the Leases, Units, and Wells from and after the Effective Time or (2) located in pipelines or in tanks above the pipeline sales connection attributable to the Leases, Units, and Wells from and after the Effective Time;

(i)    All of the Sellers’ surface fee interests in the Lands; and

(j)    All of the Sellers’ goodwill and going concern value associated with the foregoing property.

1.3    Excluded Properties. Notwithstanding anything to the contrary, Sellers hereby expressly reserve and except unto Sellers all right, title and interest in and to the following (the “Excluded Properties”):Excluded Properties

(a)    In accordance with Section 2.2(a), the Hydrocarbons with respect to all periods prior to the Effective Time, together with all proceeds from and rights relating to the sale of such Hydrocarbons;

(b)    All funds, monies, proceeds, income, revenues, credits, receipts and benefits (and any bonds, security, deposits, advances or prepayments) attributable to the Properties or the operation thereof prior to the Effective Time;

(c)    All claims of Sellers for credits, refunds, payments, revenues or loss carry forwards attributable to the Properties or the operation thereof prior to the Effective Time, including: (A) production, severance, ad valorem or other taxes attributable to the Properties; (B) income, occupational or franchise taxes; (C) State of Alaska oil and gas credits, and (D) any other type of payment, credit, revenue or refund;

(d)    All of each Seller’s claims, causes of action and chooses in action: (A) arising from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Time; or (B) arising under or with respect to any of the Leases and the Assigned Contracts that are attributable to expenses incurred prior to the Effective Time (including audit rights, and claims for overpayments, adjustments or refunds);

(e)    All of each Seller’s claims for all periods prior to the Effective Time: (A) under any policy or agreement of insurance, indemnity, surety, guaranty or bond; or (B) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events, or damage to or destruction of property;

(f)    All of Sellers’ intellectual property, patents, copyrights, and trade secrets, names, marks and logos, and all software, studies, interpretations, compilations and reports relating to geology, geophysics and reserve characteristics of the Lands, as well as any information or interpretative or proprietary data which Seller considers confidential or proprietary to Seller or which such Seller cannot lawfully disclose or assign to Buyer due to third party restrictions;

(g)    All documents, memoranda, correspondence and other communications that may be protected by an attorney-client privilege or the attorney work-product privilege; (in each case, other than title related materials, including title opinions and matters relating to Anchor Point);

(h)    All agreements, memoranda and correspondence among Sellers, any Seller’s affiliates, any Seller’s brokers, sales agents, investment bankers and prospective purchasers of the Properties, and their respective officers, directors, shareholders, managers, members and employees, including contact lists, sales materials, confidentiality agreements, bids, offers, analyses, and draft agreements;

(i)    All of each Seller’s corporate, financial, accounting and Tax records, except those Tax records for production, severance and property taxes allocable to the Properties or which are necessary for Buyer’s ownership, administration or operation of the Properties or Anchor Point; and

(j)    All of Armstrong’s bonds, security deposits, certificates of deposit, advances, funds, sureties, guarantees and pledges related to the ownership or operation of the Properties or Anchor Point.

ARTICLE 2
PURCHASE PRICE

2.1    Purchase Price. The purchase price (the “Purchase Price”) for the Properties shall be equal to Fifty-Nine Million Nine Hundred and Seventy Five Thousand Dollars ($59,975,000.00), as adjusted pursuant to the terms and conditions of this Agreement, plus an additional Five Million Dollars ($5,000,000.00) of Miller Energy Resources 10.5% Fixed Rate/Floating Rate Series D Cumulative Redeemable Preferred Stock (the “Preferred Stock”) for the APE Interests, as adjusted pursuant to Section 2.2(a)(ii) and Section 9.5 below. Upon the earlier of execution of this Agreement or the first day thereafter on which the banks in Tennessee are open for business, Buyer shall deliver by wire transfer to an account designated by Armstrong the sum of Three Million Dollars ($3,000,000.00) (the “Deposit”), and if the Closing occurs, the Deposit shall be credited against the Purchase Price.

2.2    Reimbursements and Adjustments. At Closing, the Purchase Price shall be adjusted according to this Section 2.2. All such adjustments to the Purchase Price shall be set forth on a “Settlement Statement” which Armstrong shall prepare and provide to Buyer at least three (3) business days before Closing. The Settlement Statement shall be approved by Buyer and Armstrong on or before Closing. The Purchase Price, as so adjusted, shall be paid at Closing by Buyer to Armstrong and is referred to herein as the “Closing Amount.”
(a)    Proration of Costs and Revenues.

(i)    The Properties. Buyer shall be entitled to all production of Hydrocarbons from or attributable to the Properties at and after the Effective Time (and all products and proceeds attributable thereto), and to all other income, proceeds, receipts and credits earned with respect to the Properties at or after the Effective Time, and shall be responsible for (and entitled to any refunds with respect to) all Property Expenses (as defined in Section 2.2(c) below) incurred at and after the Effective Time. Notwithstanding anything herein contained to the contrary, Buyer shall not have any rights to any credits, payments or refunds from the State of Alaska to the extent the right to such credits, payments or refunds arose (or the activities of the Sellers giving rise to such a right occurred) prior to the Effective Time. Each Seller shall be entitled to such Seller’s respective Proportionate Share of all Hydrocarbon production from or attributable to the Properties prior to the Effective Time (and all products and proceeds attributable thereto), and all other income, proceeds, receipts and credits earned with respect to the Properties prior to the Effective Time, and shall be responsible for (and entitled to any refunds with respect to) such Seller’s respective Proportionate Share of all Property Expenses incurred prior to the Effective Time. “Earned” and “incurred,” as used in the Agreement shall be interpreted in accordance with generally accepted accounting principles in the United States as in effect from time to time (“GAAP”) and Council of Petroleum Accountants Society (“COPAS”) standards, except as otherwise specified herein. For purposes of allocating production (and accounts receivable with respect thereto), under this Section 2.2(a), Hydrocarbons shall be deemed to be “from or attributable to” the Properties when they pass through the Central Delivery Point Meter Number FT 400 which is the royalty measurement meter located on the North Fork Unit location. Armstrong and Buyer shall utilize reasonable interpolative procedures, consistent with industry practice, to arrive at a mutually agreed allocation of production when exact meter readings or gauging and strapping data are not available.

(ii)    Anchor Point. Subject to the terms and conditions of this Agreement, from and after the RCA Approval, Buyer shall be entitled to all income, proceeds, receipts and credits earned by Anchor Point or with respect to the Pipeline System at or after the RCA Approval, and Buyer shall be responsible for all costs and expenses incurred by Anchor Point or with respect to the Pipeline System. For the avoidance of doubt, and without limiting the rights of the Buyer, the preceding sentence shall not limit the right of Buyer to be paid by Anchor Point the contract price payable pursuant to Article 3 of the GSA, as assigned to Buyer pursuant to this Agreement. Armstrong shall use its commercially reasonable efforts to ensure that all capital expenses, Property Taxes and operating expenses incurred in the ownership, development and operation of Anchor Point shall be paid from tariff revenues retained by Anchor Point as contemplated by such Article 3 of the GSA (“Tariff Revenue”). Each Seller shall be entitled to its respective Proportionate Share of all income, proceeds, receipts and credits earned by Anchor Point or with respect to the Pipeline System prior to the RCA Approval, and each Seller shall be responsible for its Proportionate Share of all costs and expenses incurred by Anchor Point or with respect to the Pipeline System prior to the RCA Approval.

(iii)    Working Capital of Anchor Point. Subject to the next sentence, upon delivery of a prior written notice (the “Distribution Notice”) to Buyer thereof, Armstrong shall have the right to distribute from Anchor Point to each Seller such Seller’s respective Proportionate Share of any cash and working capital of Anchor Point existing as of the Effective Time or thereafter prior to RCA Approval. Notwithstanding the preceding sentence, Sellers agree that Anchor Point shall retain an amount of cash on hand (after giving effect to the distribution to Sellers described in the Distribution Notice) (the “Working Capital”) equal to the greater of: (A) 60% of the APE Income earned up to the date of any such distribution, as reasonably determined by Armstrong and set forth in the Distribution Notice; and (B) an amount that is sufficient to pay, to Armstrong’s Knowledge, all capital expenses, Property Taxes and operating expenses incurred in the ownership, development and operation of Anchor Point prior to RCA Approval (including, for the avoidance of doubt, all costs and expenses incurred prior to RCA Approval but payable after RCA Approval has been received). A Distribution Notice shall be delivered no less than three and no more than ten business days prior to any distribution of Working Capital to Sellers and shall include, as reasonably determined by Armstrong, (w) the date and amount of the proposed distribution, (x) the amount of Working Capital reasonably expected to be available to Anchor Point on the date of, but prior to, such distribution, (y) a calculation, in reasonable detail of the APE Income reasonably expected to be earned on or prior to date of such distribution and (z) a summary, in reasonable detail, of the capital expenses, Property Taxes and operating expenses of Anchor Point that are or will become, to Armstrong’s Knowledge, payable in the future.

For purposes hereof, “APE Income” means, for any date of determination prior to the RCA Approval, the difference between: (A) the income, proceeds, receipts and credits accrued by Anchor Point or with respect to the Pipeline System at or after the Effective Time; minus (B) the costs and expenses accrued and paid by Anchor Point or with respect to the Pipeline System from and after Effective Time (including, as a cost incurred by Anchor Point, the Interim Compensation paid by Anchor Point to Armstrong hereunder).

(b)    Reimbursements.

(i)    The Properties.

(A)    If Buyer receives after Closing any proceeds or other income to which a Seller is entitled under Section 2.2(a)(i), Buyer shall fully disclose, account for and promptly remit the same to such Seller. If, after Closing, a Seller receives any proceeds or other income with respect to the Properties to which Buyer is entitled pursuant to Section 2.2(a)(i), such Seller shall fully disclose, account for, and promptly remit the same to Buyer.

(B)    If Buyer pays after Closing any Property Expenses for which a Seller is responsible under Section 2.2(a)(i), such Seller shall reimburse Buyer promptly after receipt of an invoice with respect to such Property Expenses. If a Seller pays after Closing any Property Expenses for which Buyer is responsible under Section 2.2(a)(i), Buyer shall reimburse such Seller promptly after receipt of an invoice with respect to such Property Expenses; provided that prior to paying the same, Buyer shall have the right to request reasonable supporting details, receipts or similar backup for the amounts invoiced. Upon request, Sellers or Buyer, as the case may be, will make available for review or provide copies of, during normal business hours, the relevant vendor or other invoices supporting its request for reimbursement, together with proof of its payment thereof.

(ii)    Anchor Point.

(A)    On or after the date RCA Approval is received, if Buyer or Anchor Point receive any proceeds or other income to which Sellers are entitled under Section 2.2(a)(ii), Buyer shall fully disclose, account for and promptly remit the same to Sellers. If, on or after RCA Approval, Sellers receive any proceeds or other income to which Buyer is entitled pursuant to Section 2.2(a)(ii), Sellers shall fully disclose, account for, and promptly remit the same to Buyer.

(B)    If, on or after RCA Approval, Buyer or Anchor Point pay any costs or expenses for which Sellers are responsible under Section 2.2(a)(ii), each Seller shall reimburse Buyer for such Seller’s respective Proportionate Share of such costs or expenses promptly after receipt of an invoice for such costs or expenses. If, on or after RCA Approval, a Seller pays any costs or expenses for which Buyer is responsible under Section 2.2(a)(ii), Buyer shall reimburse such Seller promptly after receipt of an invoice for such costs or expenses; provided that prior to paying the same, Buyer shall have the right to request reasonable supporting details, receipts or similar backup for the amounts invoiced. Upon request, Sellers or Buyer, as the case may be, will make available for review or provide copies of, during normal business hours, the relevant vendor or other invoices supporting its request for reimbursement, together with proof of its payment thereof.

(c)    Property Expenses Defined. The term “Property Expenses” means all capital expenses, Property Taxes (as defined and apportioned as of the Effective Time pursuant to ARTICLE 10) and operating expenses incurred in the ownership, development and operation of the Properties in the ordinary course of business and, where applicable, in accordance with any relevant operating agreement, if any, and all rental and maintenance costs, net profit payments, royalties, overriding royalties and other similar burdens incurred in connection with the Properties or the production and sale of Hydrocarbons therefrom. As to Wells operated by Armstrong, Property Expenses shall include overhead for the period between the Effective Time and the Closing Date based upon the current fixed rate per month being charged by such operator to other working interest parties in each such Well that produces for any portion of such month. For the avoidance of doubt, Property Expenses shall not include any Property Taxes or Income Taxes.

(d)    Apportionment. Property Expenses and other costs to be apportioned hereunder that are paid periodically shall be prorated based on the number of days in the applicable period falling before and the number of days in the applicable period falling on or after the Effective Time. In each case, Buyer shall be responsible for the portion allocated to the period on and after the Effective Time and Sellers shall be responsible for the portion allocated to the period before the Effective Time.

(e)    Upward Adjustments. The Purchase Price shall be adjusted upward by the following:

(i)    The proceeds received by Buyer, net of royalties, overriding royalties, profit payments and similar burdens (and excluding, for the avoidance of doubt, any Property Taxes and Income Taxes), from the sale of any liquid Hydrocarbons, to the extent not remitted or paid to any Seller, that were produced from the Properties prior to the Effective Time.

(ii)    An amount equal to all Property Expenses attributable to ownership of the Properties from and after the Effective Time that were paid by any Seller prior to Closing (all to be apportioned as of the Effective Time as otherwise provided in Section 2.2(a)), but excluding any amounts previously reimbursed to Sellers and Income Taxes and Property Taxes;

(iii)    The amount of all Property Taxes allocated to Buyer in accordance with Section 10.2 but paid by Seller prior to the Closing Date; and

(iv)    If RCA Approval is received, the difference, if positive, between the Working Capital minus sixty percent (60%) of APE Income attributable to the period from the Effective Time until the date on which RCA Approval is received.

(v)    Any other amount provided for in this Agreement or otherwise agreed to by Buyer and Sellers.

(f)    Downward Adjustments. The Purchase Price shall be adjusted downward by the following:

(i)    Any proceeds on Hydrocarbons produced from and after the Effective Time, net of royalties, overriding royalties, net profit payments and similar burdens (and excluding, for the avoidance of doubt, any Property Taxes and Income Taxes), received by any Seller, and not remitted or paid to Buyer, from and after the Effective Time relating to the Properties, together with all other income, proceeds, receipts and credits earned with respect to the Properties received by any Seller, and not remitted or paid to Buyer that are attributable to periods from and after the Effective Time;

(ii)    An amount equal to any Property Expenses attributable to ownership of the Properties prior to the Effective Time that were paid by Buyer(all to be apportioned as of the Effective Time as otherwise provided in Section 2.2(a)), but excluding any amounts previously reimbursed to Sellers and Income Taxes and Property Taxes;

(iii)    The amount of all Property Taxes allocated to Seller in accordance with Section 10.2 but paid or payable by Buyer;

(iv)    An amount equal to the Suspense Funds; and

(v)    If RCA Approval is received, the difference, if negative, between the Working Capital minus sixty percent (60%) of APE Income attributable to the period from the Effective Time until the date on which RCA Approval is received.

(vi)    Any other amount provided in this Agreement or otherwise agreed to by Buyer and Sellers.

2.3    Allocation of the Purchase Price.

(a)    The “Allocated Value” for each of the Properties and the APE Interests is set forth on Exhibit E.

(b)    For purposes of all federal, state and local Tax Returns, including Internal Revenue Service Form 8594 filed under section 1060 of the Code and the regulations promulgated thereunder by the United States Department of the Treasury, Sellers and Buyer agree that (i) the Purchase Price, as adjusted, and any liabilities assumed by Buyer under this Agreement shall be allocated among the Properties and the Pipeline System consistent with the Allocated Values set forth on Exhibit E and (ii) none of Sellers or Buyer or their respective affiliates shall take positions inconsistent with such Allocated Values in any audit or other proceedings with respect to any Taxes, unless required by applicable law.

2.4    Registration and Valuation of the Preferred Stock.

(a)    Registration. The Preferred Stock is included in the next registration statement to be filed by Miller (the “Registration Statement”Registration Statement), provided such Registration Statement is not filed on Form S-8 (and for the avoidance of doubt, a “Registration Statement” shall not include any prospectus supplement filed by Miller). Miller hereby agrees to exercise “best efforts” to effectuate the effectiveness of the Registration Statement as soon practicable following the filing of such Registration Statement. In the event that Miller fails to file any Registration Statement within six (6) months following the transfer of the APE Interests to Buyer, Miller shall, at its sole cost and expense, instruct its counsel, reasonably acceptable to the Armstrong, to issue a legal opinion to each of the Sellers stating that the restriction referenced in such legend is no longer required in order to ensure compliance with applicable securities laws; provided that each Seller provides such counsel with the requisite letters of representation, and (upon surrender of any outstanding share certificate) direct its transfer agent to transfer a new share certificate to each of the Sellers which does not bear any restrictive legend. Upon issuance of such new share certificates the obligation to file a Registration Statement under this Section 2.4(a) shall cease.

(b)    Valuation. For purposes of determining the number of shares of Preferred Stock to into the Escrow Account pursuant to Section 2.1 hereof, or from the Escrow Account to the Buyer in the case of any Escrow Offset, the Preferred Stock shall be valued, on any Determination Date (as defined below), as the 10-Day VWAP for the Preferred Stock for the period ending on and including the Determination Date. Where:
(i)    “10-Day VWAP” means, the price determined by the first of the following clauses that applies: (a) if the Preferred Stock is then listed or quoted on the NYSE, AMEX, NASDAQ or other registered national stock exchange, the average for the 10 trading days immediately preceding and ending on the Determination Date of the daily volume weighted average prices of the Preferred Stock on the relevant days on the exchange on which the Preferred Stock is then listed or quoted (based on a trading day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time), (b) if the Preferred Stock is not then listed or quoted for trading on a registered national exchange and if prices for the Preferred Stock are then reported in the “Pink Sheets” (or a similar service reporting the price of the Preferred Stock), the average for the 10 trading days immediately preceding and ending on the Determination Date of the most recent bid price per share of the Preferred Stock so reported, or (c) in all other cases, the fair market value of a share of Preferred Stock on the Determination Date as determined by an independent appraiser selected in good faith by the mutual agreement of the Armstrong and the Buyer; and

(ii)    “Claim Payment Date” means, with respect to any Claim for indemnification from Sellers by the Buyer or its Affiliates under Section 11.2(b), and following the determination such amounts are owed in accordance with the terms of this Agreement, the payment date therefor.

(iii)    “Determination Date” means, (i) for purposes of valuing the Preferred Stock for purposes of Section 2.1, the last business day before the Closing Date; and (ii) for purposes of valuing the Preferred Stock in connection with an Escrow Offset, the third business day prior to the Claim Payment Date.

ARTICLE 3
DUE DILIGENCE, TITLE AND ENVIRONMENTAL MATTERS

3.1    Due Diligence. Sellers have made available to Buyer and Buyer’s representatives, the Records in Armstrong’s possession or control relating to the Properties for the purpose of permitting Buyer to perform its due diligence review. In addition, Buyer and Buyer’s representatives, have had the right to conduct inspections of the Properties. Except for the EXPRESS representations and warranties contained in this AGREEMENT, no Seller makes any warranty or representation of any kind as to the Records or any information contained therein. Buyer agrees that any conclusions drawn from the Records shall be the result of its own independent review and judgment. From and after the Execution Date and up to and including the Closing Date (or earlier termination of this Agreement), Sellers shall afford to Buyer and Buyer’s representatives reasonable access, during normal business hours, to the Properties, the Pipeline System, and all Records in any Seller’s or any of its Affiliates’ possession. This access shall include access to (i) lease files, title opinions, abstracts, run-sheets and other records relating to the Leases in any Seller’s or its Affiliate’s possession which have not been previously delivered to Buyer and (ii) each Seller’s personnel knowledgeable with respect to the Properties or the Pipeline System, in each case in order that Buyer may make such title diligence investigation as Buyer considers necessary or appropriate. All investigations and due diligence conducted by Buyer or any Buyer’s Representative shall be conducted at Buyer’s sole cost, risk and expense and any conclusions made from any examination done by Buyer or any Buyer’s Representative shall result from Buyer’s own independent review and judgment.

3.2    Title Review; Special Warranty of Title. Prior to the Closing, Buyer has conducted its own title review, and satisfied itself with respect to the Sellers’ title to the Properties. At the Closing, Sellers shall execute, acknowledge and deliver to Buyer the Property Assignment described in Section 8.2(a) below covering the Properties which shall contain a special warranty of title from Sellers warranting title to the Properties against any Liens and encumbrances arising by, through or under Sellers and their Affiliates after May 1, 2012, but not otherwise, subject to the Permitted Encumbrances described in Section 3.3 below. For purposes of this Agreement, “Lien” shall mean any of the following: lien, pledge, mortgage, deed of trust, fixture filing, security interest or financing statement.

3.3    Permitted Encumbrances. Notwithstanding anything to the contrary herein, Buyer hereby waives, releases and disclaims any and all claims against Sellers arising in connection with or related to the Permitted Encumbrances. The term “Permitted Encumbrances” means:

(a)    the terms and conditions of the Leases and the Assigned Contracts, and any matters disclosed in the Disclosure Schedule attached as Exhibit H, but only to the extent the same do not operate to: (A) reduce the interest of Sellers with respect to all oil and gas produced from the Properties to less than the Net Revenue Interest for the Properties set forth in Exhibit A or Exhibit B hereto; or (B) increase the Working Interest of Sellers in any of the Properties to greater than the Working Interest set forth in Exhibit A or Exhibit B hereto (unless Sellers’ Net Revenue Interest therein is increased in the same proportion);

(b)    overriding royalty interests burdening the Leases in favor of third parties (other than any Seller or any Affiliate of any Seller) of record prior to May 1, 2012;

(c)    any and all claims by any overriding royalty interest owner for payment based upon the pooling or unitization of all or any portion of the Leases or the Lands;

(d)    all rights to consent by, required notices to, filings with, or other actions by federal, state or local governmental bodies, in connection with the conveyance of the applicable Properties if the same are customarily sought after Closing;

(e)    required third party consents to assignment, preferential purchase rights and similar agreements, where such waivers or consents have been obtained from the appropriate parties, or the appropriate time period for asserting any such right has expired without an exercise of the right, and such right has terminated;

(f)    materialman’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s, Tax, and other similar liens or charges arising in the ordinary course of business for obligations that are not delinquent or that will be paid and discharged in the ordinary course of business or if delinquent, that are being contested in good faith by appropriate action and are disclosed in the Disclosure Schedule attached as Exhibit H;

(g)    rights of reassignment contained in any agreement providing for reassignment upon the surrender or expiration of any of the Properties;

(h)    easements, rights‑of‑way, servitudes, permits, surface leases and other rights with respect to surface operations, on, over or in respect of any of the Properties, including the Leases, or any restriction on access thereto that do not individually or in the aggregate materially interfere with the operation or use of the affected Properties;

(i)    all rights reserved to or vested in any Governmental Entity to control or regulate any of the Properties in any manner, and all applicable laws, rules and orders of such Governmental Entity to the extent that such rights do not individually or in the aggregate materially interfere with the operation or use of the affected Properties;
(j)    division orders terminable without penalty upon no more than sixty (60) days’ notice to the purchaser;

(k)    liens arising under operating agreements, unitization and pooling agreements and production sales contracts securing amounts not yet due, or, if due, being contested in good faith in the ordinary course of business, and, if so contested, are disclosed in the Disclosure Schedule attached as Exhibit H;

(l)    liens created under deeds of trust, mortgages and similar instruments by the lessor under a Lease securing in favor of a lessor such lessor’s surface and mineral interests in the Land covered thereby;

(m)    the lack of any formal probate in the chain of title to the Leases;

(n)    any tax sale in the chain of title to the oil and gas estate covered by any of the Leases;

(o)    the lack of a recorded release of any prior expired oil and gas lease covering any portion of the Lands;

(p)    any question as to the legitimacy of a survey or the lack of a survey;

(q)    any claims with regard to the legitimacy of the underlying ownership of the State of Alaska of any portion of the Lands;

(r)    the lack of any document being filed in a County, State or Federal office, except for a survey to the extent the filing of such survey is required by applicable laws; and

(s)    all claims, charges, burdens, contracts, agreements, instruments, obligations, defects and irregularities affecting the Properties, which do not have a material adverse effect on the use, operation or ownership of the Properties to the end that a prudent operator engaged in the oil and gas business with knowledge of all of the relevant facts and their legal bearing would be willing to accept the same.

3.4    Environmental Matters. PRIOR TO THE CLOSING, BUYER HAS CONDUCTED ITS OWN ENVIRONMENTAL REVIEW AND SATISFIED ITSELF WITH RESPECT TO THE CONDITION OF THE PROPERTIES. BUYER HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE PROPERTIES HAVE BEEN USED TO EXPLORE FOR, DEVELOP AND PRODUCE HYDROCARBONS, AND THAT SPILLS OF WASTES, CRUDE OIL, PRODUCED WATER, HAZARDOUS SUBSTANCES AND OTHER MATERIALS MAY HAVE OCCURRED THEREON. ADDITIONALLY, THE PROPERTIES, INCLUDING PRODUCTION EQUIPMENT, MAY CONTAIN ASBESTOS, HAZARDOUS SUBSTANCES OR NATURALLY OCCURRING RADIOACTIVE MATERIAL (“NORM”). NORM MAY AFFIX OR ATTACH ITSELF TO THE INSIDE OF WELLS, MATERIALS AND EQUIPMENT AS SCALE OR IN OTHER FORMS, AND NORM-CONTAINING MATERIAL MAY HAVE BEEN BURIED OR OTHERWISE DISPOSED OF ON THE PROPERTIES. A HEALTH HAZARD MAY EXIST IN CONNECTION WITH THE PROPERTIES BY REASON THEREOF. SPECIAL PROCEDURES MAY BE REQUIRED FOR REMEDIATION, REMOVING, TRANSPORTING AND DISPOSING OF ASBESTOS, NORM, HAZARDOUS SUBSTANCES AND OTHER MATERIALS FROM THE PROPERTIES. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT THE PROPERTIES MAY CONTAIN WASTES OR CONTAMINANTS AND THAT ADVERSE PHYSICAL CONDITIONS, INCLUDING THE PRESENCE OF WASTES OR CONTAMINANTS, MAY NOT HAVE BEEN REVEALED BY BUYER’S INVESTIGATION. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, UPON CLOSING, BUYER SHALL ASSUME ALL RESPONSIBILITY AND LIABILITY ARISING IN CONNECTION WITH OR RELATED TO DISPOSAL, SPILLS, WASTE AND CONTAMINATION IN, ON OR UNDER THE PROPERTIES ATTRIBUTABLE TO THE PERIODS OF TIME BOTH BEFORE AND AFTER THE EFFECTIVE TIME.

3.5    Certain Definitions. For the purposes of the Agreement, the following terms shall have the following meanings:

(a)    “Affiliate” means any individual, group, partnership, corporation, trust or other entity which (i) controls either directly or indirectly a Party, or (ii) is controlled directly or indirectly by such Party, or (iii) is directly or indirectly controlled by an individual, group, partnership, corporation, trust or other entity which directly or indirectly controls such Party, for which purpose “control” means the right to exercise more than fifty percent (50%) of the voting rights in the appointment of the directors or similar representation of an individual, group, partnership, corporation, trust or other entity.

(b)    “Approval” means any approval, authorization, grant of authority, consent, order, qualification, permit, license, variance, exemption, franchise, concession, certificate, filing or registration, or any waiver of the foregoing, or any notice, statement or other communication required to be filed with or delivered to any Governmental Entity or any other person.

(c)    “Condition” means any circumstance, status or defect that, with notice to a Governmental Entity with jurisdiction, would require Remediation under Environmental Laws.

(d)    “Confidentiality Agreement” means that certain confidentiality agreement dated May 13, 2013 by and between Armstrong and Buyer.

(e)    “Environmental Law” or “Environmental Laws” means any applicable federal, tribal, state, local or foreign law (including common law), statute, rule, regulation, requirement, ordinance and any writ, decree, authorization, approval, license, permit, registration, binding criteria, standard, consent decree, settlement agreement, judgment, order, or legally enforceable directive or binding policy issued by or entered into with a Governmental Entity pertaining or relating to: (i) pollution or pollution control, including storm water; (ii) protection of human health from exposure to Hazardous Materials or protection of the environment; (iii) employee safety in the workplace; or (iv) the management, presence, use, generation, processing, extraction, treatment, recycling, refining, reclamation, labeling, transport, storage, collection, distribution, disposal or release or threat of release of Hazardous Materials. “Environmental Laws” shall include the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. § 9601 et seq., the Solid Waste Disposal Act (as amended by the Resource Conservation and Recovery Act), 42 U.S.C. § 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq., the Federal Safe Drinking Water Act, 42 U.S.C. §§ 300f-300, the Federal Air Pollution Control Act, 42 U.S.C. § 7401 et seq., the Oil Pollution Act, 33 U.S.C. § 2701 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., the Endangered Species Act, 16 U.S.C. § 1531 et seq., the National Historic Preservation Act, 16 U.S.C. §470 et seq. and the regulations and orders respectively promulgated thereunder, each as amended, or any equivalent or analogous state or local statutes, laws or ordinances, any regulation promulgated thereunder and any amendments thereto.

(f)    “Governmental Entity” means any national, state, local, native or tribal government or any subdivision, agency, court, commission, department, board, bureau, regulatory or administrative authority or other division or instrumentality thereof.

(g)    “Hazardous Materials” means any waste, substance, product or other material (whether solid, liquid, gas or mixed), which is or becomes identified, listed, published or defined as a hazardous substance, hazardous waste, hazardous material, toxic substance, NORM, oil or petroleum waste, or which is otherwise regulated or restricted under any Environmental Law.

(h)    “Net Revenue Interest ” means, with respect to any Well or Lease, Sellers’ interest in and to all Hydrocarbons produced, saved and sold from or allocated to such Well or Lease, as set forth in Exhibit A or Exhibit B hereto, after giving effect to all royalties (including lessor’s royalty), overriding royalties, production payments, carried interests, net profits interests, reversionary interests and other burdens upon, measured by or payable out of production (excluding, for the avoidance of doubt, any Taxes).

(i)    “Remediation” or “Remediate” means investigation, assessment, characterization, delineation, monitoring, sampling, analysis, removal action, remedial action, response action, corrective action, mitigation, treatment or cleanup of Hazardous Materials or other similar actions as required by any applicable Environmental Laws from soil, land surface, groundwater, sediment, surface water or subsurface strata or otherwise for, to the extent required by any Environmental Laws.

(j)    “Working Interest” means, with respect to any Well or Lease, Sellers’ interest in and to the leasehold estate created by such Lease set forth in Exhibit A, insofar as such leasehold interest is burdened with the obligation to bear and pay costs and expenses of maintenance, development and operations, but without regard to the effect of any royalties (including lessor’s royalty), overriding royalties, production payments, net profits interests and other similar burdens upon, measured by or payable out of production (excluding, for the avoidance of doubt, any Taxes).

ARTICLE 4
SELLERS’ REPRESENTATIONS AND WARRANTIES

4.1    Representations and Warranties. With regard to Sellers, for purposes of this Agreement, “Knowledge” means, whether or not capitalized, the actual knowledge, without independent investigation or duty of inquiry, of Bill Armstrong, Ed Kerr or Nate Lowe, or information which has otherwise been communicated to such person (orally or in writing), but does not include the knowledge or awareness of any other person, or imputed knowledge. Each Seller separately and severally and not jointly or collectively, makes the following representations and warranties as of the date of this Agreement and again as of the Closing Date:

(a)    Status. Each Seller is a legal entity duly organized, validly existing and in good standing under the laws of the state in which it is organized and is in good standing and duly qualified to do business in the State of Alaska.

(b)    Power. Each Seller has all requisite power and authority to carry on its business as presently conducted and to enter into and perform (i) this Agreement and all documents executed pursuant to or in connection with this Agreement (the “Transaction Documents”) to which it is a party and (ii) the transactions contemplated herein and therein. The execution, delivery and performance by each Seller of this Agreement have been duly and validly authorized and approved by all necessary limited liability company action on the part of each Seller. Except as provided on the Disclosure Schedule, attached hereto as Exhibit H (the “Disclosure Schedule”) the execution and delivery of this Agreement does not, and the fulfillment of and compliance with the terms and conditions hereof will not, as of the Closing Date or the date the RCA Approval is received, violate, or be in conflict with, any provision of any Seller’s governing documents, or any material provision of any agreement or instrument to which any Seller is a party or by which such Seller is bound (except for any consents or preferential rights listed on the Disclosure Schedule), or, to Seller’s Knowledge, any judgment, decree, order, statute, rule or regulation applicable to any Seller (except for consents and approvals of Governmental Entities customarily obtained subsequent to Closing) or any of the Properties in any material respect.

(c)    Authority, Authorization and Enforceability. Each Seller has all requisite power and authority to enter into and perform this Agreement, the Transaction Documents to which it is a party and the transactions contemplated herein and therein. The execution, delivery and performance by each Seller of this Agreement have been duly and validly authorized and approved by all necessary limited liability company action on the part of each Seller. This Agreement is, and the Transaction Documents to which any Seller is a party, when executed and delivered by such Seller, will be, the legal, valid and binding obligations of such Seller, and enforceable against it, in accordance with their respective terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws for the protection of creditors, as well as to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(d)    No Bankruptcy. There are no bankruptcy proceedings pending, being contemplated by or, to Seller’s Knowledge, threatened against any Seller.

(e)    Foreign Persons. No Seller is a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code.

(f)    Brokers’ Fees. No Seller has incurred any liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which Buyer shall have any responsibility whatsoever.

(g)    Taxes.

(i)    All Tax Returns required to be filed by each Seller with respect to the Properties have been filed with the appropriate governmental entity in all jurisdictions in which such Tax Returns are required to be filed, and all Property Taxes that have become due and payable have been paid, except those being contested in good faith. There are no Liens on any of the Properties attributable to Taxes other than statutory Liens for current period Taxes that are not yet due and payable.

(ii)    Audits. No audit, litigation or other proceeding with respect to Property Taxes has been commenced or is presently pending, and such Seller has not received written notice of any pending claim against it (which remains outstanding) from any applicable Governmental Entity for assessment of Property Taxes and, to such Seller’s Knowledge, no such claim has been threatened.

(iii)    Except as set forth in the Disclosure Schedule, none of the Properties is subject to any tax partnership agreement or is otherwise treated, or required to be treated, as held in an arrangement requiring a partnership income Tax Return to be filed under Subchapter K of Chapter 1 of Subtitle A of the Code.

(h)    Lease Status. Except as set forth on the Disclosure Schedule:

(i)    no Seller has received an oral or written notice of any demand for payments, adjustments of payments or performance pursuant to obligations under any of the Leases that is still outstanding and uncured;

(ii)    no Seller has received oral or written notice of any material default or non-compliance with respect to any Lease or any action to terminate, cancel, rescind or procure judicial reformation of any Lease relating to the time period between July 15, 2007 and the Closing Date; and

(iii)    Sellers have used commercially reasonable efforts to pay all rentals, delay rentals, and similar payments with respect to the Leases that are currently due.

(i)    Permitted Encumbrances, Preferential Rights and Consents. Except for the approval of the Alaska Department of Natural Resources, the Consent to Assign pursuant to that certain Gas Sales Agreement between Anchor Point and American Pipeline Company dated September 21, 2009, the Consent to Assign pursuant to that certain Gas Sales Agreement among Anchor Point and Sellers dated March 30, 2011, the Consent to Assign pursuant to that certain Easement Agreement by and between Cook Inlet Region, Inc. and Armstrong dated November 15, 2010 and those certain Tag Along Rights pursuant to those certain Acquisition and Participation Agreements between Armstrong and Sellers, all sharing an effective date of February 1, 2008, to Seller’s Knowledge, the Properties are not subject to any third party consents to assignment or preferential rights to purchase.

(j)    Liens. Except for the Permitted Encumbrances, and Liens included on Exhibit I, no Seller has pledged any of the Properties as collateral for any loan or indebtedness under any Lien.

(k)    Assigned Contracts. Except as otherwise set forth in Exhibit D, to Seller’s Knowledge, there are no Assigned Contracts or other agreements burdening or covering the Properties to which Seller is a party, including any (i) operating, pooling, unitization or similar agreements; (ii) preferential rights to purchase affecting the Properties or exploration, development, farm-out, area of mutual interest, or similar agreement which entitle any third party to receive a portion of Seller’s interest in the Properties; and (iii) agreements or contracts for the processing, gathering, transportation, marketing or sale of the Hydrocarbons.

(l)    Material Contracts. Except as disclosed in the Disclosure Schedule, to Sellers’ Knowledge there has been no breach or default (or any event that with written notice or the passage of time would constitute a breach or default) of any of the terms of any Material Contract which, individually or in the aggregate, would be reasonably likely to materially and adversely affect the value of any of the Properties or the ability of the Buyer to operate those Properties as operated by Sellers prior to the Closing Date. Armstrong has made available for Buyer’s review true and complete copies of each Material Contract, the Leases and any and all amendments thereto. For purposes hereof, “Material Contract” means: (i) all area of mutual interest agreements and agreements that include non-competition restrictions or other similar restrictions on doing business; (ii) all joint venture agreements, exploration agreements and participation agreements; (iii) all of the Hydrocarbon production, sales or purchase, transportation, marketing, supply, exchange, gathering, processing and balancing agreements; (iv) all purchase and sale agreements and farmout and farmin agreements; (v) any contracts or agreements burdening the Properties which could reasonably be expected to obligate Buyer to expend in excess of one hundred thousand dollars ($100,000.00) in any calendar year; (vi) any drilling agreements, services agreements or similar contracts relating to the Properties; (vii) any contracts or agreements providing for a call upon, option to purchase or similar right under any agreements with respect to Hydrocarbon production from the Properties; (viii) any contract or agreement for capital expenditures or the acquisition or construction of fixed assets that requires aggregate future payments in excess of one hundred thousand dollars ($100,000.00); (ix) any contract or agreement for, or that contemplates, the sale, exchange or transfer of any portion of any Seller’s interest in the Properties; (x) any unit agreement, any pooling and communization agreement and any operating agreement applicable to the Properties; and (xi) any saltwater disposal agreement applicable to the Properties.

(m)    No Hedge or Debt Contracts. There are no (i) contracts to which any Seller or its Affiliates is a party with respect to any swap, forward, future, put, call, floor, cap, collar option or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities (including Hydrocarbons), equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions (“Hedge Contracts”) or (ii) indentures, mortgages, loans, credit or sale-leasebacks or similar agreements entered into by any Seller or its Affiliates creating indebtedness on the part of such Seller or its Affiliates for borrowed money or the deferred purchase price of property acquired by, or for services rendered to, such Seller or its

Affiliates (“Debt Contracts”) that will, in any or each of the cases of clauses (i) or (ii) above, be binding on the Properties after Closing.

(n)    Claims and Litigation. Except as set forth in the Disclosure Schedule, no Seller has received any written notice of any claims with respect to any continuing or uncured breach, default or violation by any Seller of any of the Leases, the Rights-of-Way, the Material Contracts or applicable law. Except as set forth in the Disclosure Schedule, there is no suit, action, hearing or other proceeding before any court or Governmental Entity or arbitration pending, or to Seller’s Knowledge, threatened against any Seller, or any of the Properties. No condemnation or eminent domain proceedings are pending, or, to any Seller’s Knowledge, threatened, by any Governmental Entity affecting any of the Properties.

(o)    Compliance with Laws. No Seller, nor any of its Affiliates, have received oral or written notice of any material violation of or material default by such Seller or its Affiliates with respect to any law or any decision, ruling, order or award of any Governmental Entity or arbitrator applicable to the Properties that has not been fully cured.

(q)    Environmental Matters. Except as set forth in the Disclosure Schedule: (i) no Seller has received oral or written notice that it is in material violation of Environmental Laws or permits, licenses, registrations, approvals, variances, exemptions or other authorizations required pursuant to Environmental Law (“Environmental Permits”); and (ii) to Sellers Knowledge, there has been no material release of Hazardous Materials by Seller at or from any of the Properties that would have a material adverse effect on the Properties.

(r)    Royalties. Except as set forth in the Disclosure Schedule and except for Suspense Funds that are being held by Armstrong, to Sellers’ Knowledge, Sellers have paid all royalties, overriding royalties, production payments, net profits interests, and other burdens upon or measuring or payable out of production from the Properties attributable to the period of time between July 15, 2007 and the Closing Date. The Disclosure Schedule sets forth all royalties, overriding royalties, production payments, net profits interests, and other burdens upon or measuring or payable out of production from the Properties that are being contested and all Suspense Funds that are being held as of the Execution Date.

(s)    Imbalances. Except as set forth in the Disclosure Schedule, to Sellers’ Knowledge, there are no imbalances at the wellhead between the amount of Hydrocarbons produced from a Well and allocated to the interests of such Seller therein and the shares of production from the relevant Well to which such Seller was entitled, or at the pipeline flange between the amount of Hydrocarbons nominated by or allocated to such Seller and the Hydrocarbons actually delivered on behalf of Seller at that point associated with the Properties.

(t)    No Prepayments. Except as listed in the Disclosure Schedule, no Seller has received any prepayments or buydowns, or entered into any take-or-pay or forward sale arrangements, such that Buyer will be obligated after the Effective Time to make deliveries of gas without receiving full payment therefor.

(u)    Records. Sellers make no representations regarding the accuracy or completeness of any of the Records; provided, however, Sellers represent that: (i) the Records have been maintained in the ordinary course of business; (ii) Armstrong has made all of the Records in its possession available to Buyer; and (iii) Armstrong has not intentionally withheld any of the Records from Buyer.

(v)    Investment Representations. Each Seller is an investor experienced (or owned or managed by Persons experienced) in evaluating investments and has the knowledge, experience and resources to enable it to evaluate and to bear the risks of the investment represented by the Preferred Stock. The Preferred Stock is being acquired by each Seller for its own account for the purpose of investment and not with a view to distribution in violation of the Securities Laws. Each Seller is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Each Seller understands that the Preferred Stock has not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of each Seller’s representations as expressed herein. Each Seller acknowledges that the Preferred Stock constitutes “restricted securities” under the Securities Laws and that, pursuant to the Securities Laws, each Seller must hold the Preferred Stock indefinitely unless they are registered with the SEC and qualified by state Governmental Authority, or an exemption from such registration and qualification requirements is available. Each Seller further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including the time and manner of sale, the holding period for the Preferred Stock, and on requirements relating to Buyer which are outside of Buyer’s control, and which Buyer may not be able to satisfy. Each Seller understands that the Preferred Stock and any securities issued in respect of or exchange therefor, shall bear one or all of the following legends: (i) a legend describing the restrictions relating to the Preferred Stock contained in this Agreement; and (ii) any legend required by the Securities Laws of any state to the extent such laws are applicable to the Preferred Stock represented by the certificate so legended.

4.2    Representations and Warranties Regarding Anchor Point.
Each Seller separately and severally, and not jointly or collectively, makes the following representations and warranties as of the date of this Agreement and again as of the Closing Date:
(a)    Status. Anchor Point is duly organized, validly existing and in good standing under the laws of the State of Colorado, and is in good standing and duly qualified to carry on its business in the State of Alaska.

(b)    Capitalization.

(i)    The Disclosure Schedule sets forth a true and complete list of the holders of the APE Interests. The APE Interests have been duly authorized, are validly issued and are fully paid and, except to the extent otherwise provided under Colorado law, non-assessable and were issued in conformity with the organizational documents of Anchor Point and all applicable contracts or laws and were not issued in violation of, and, except as identified on the Disclosure Schedule, are not subject to, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of applicable law, the organizational documents of Anchor Point or any contract to which Anchor Point is or was a party or by which it is or was otherwise bound. There are no certificates representing any of the APE Interests. Buyer has been provided with true and correct copies of the organizational documents, minute books, operating agreement, membership interest certificate books, membership interest transfer books and equity ledgers of Anchor Point to the extent the same are in existence.

(ii)    Except as set forth in the Disclosure Schedule, there are no rights or contracts (including options, warrants, calls and preemptive rights) obligating Anchor Point: (A) to issue, sell, pledge, dispose of or encumber any APE Interests or any securities convertible, exercisable or exchangeable into APE Interests; (B) to redeem, purchase or acquire in any manner any APE Interests or any securities that are convertible, exercisable or exchangeable into APE Interests; or (C) to make any dividend or distribution of any kind with respect to the APE Interests (or to allow any participation in the profits or appreciation in value of Anchor Point). There are no outstanding or authorized membership interest appreciation, phantom unit, profit participation, or similar rights affecting the APE Interests or any securities that are convertible, exercisable or exchangeable into APE Interests. There are no agreements, instruments, proxies, judgments or decrees, whether oral or written, express or implied, other than this Agreement, relating to the voting of, sale, assignment, conveyance, transfer, delivery, right of first refusal, option or limitation on transfer of any of the APE Interests or any securities that are convertible, exercisable or exchangeable into Anchor Point Interests.

(c)    Compliance with Laws. No Seller nor its Affiliates have received oral or written notice of any material violation of or material default by such Seller or its Affiliates with respect to any law or any decision, ruling, order or award of any Governmental Entity or arbitrator applicable to the APE Interests that has not been fully cured.

(d)    Tax.

(i)    All Tax Returns required to be filed by or with respect to Anchor Point have been timely filed. Each such Tax Return is true, correct and complete in all material respects. All Taxes owed by Anchor Point or for which Anchor Point may be liable that are or have become due have been paid in full. All Tax withholding and deposit requirements imposed on or with respect to Anchor Point have been satisfied in full in all respects. There are no Liens on any of the property of Anchor Point that arose in connection with any failure (or alleged failure) to pay any Tax.

(ii)    There is no claim against Anchor Point for any Taxes, and no assessment, deficiency, or adjustment has been asserted, proposed, or, to the Knowledge of Anchor Point, threatened with respect to any Taxes or Tax Returns of or with respect to Anchor Point. No Tax audits or administrative or judicial proceedings are being conducted, pending or to the knowledge of Anchor Point or Sellers, threatened with respect to Anchor Point. No claim has ever been made by an authority in a jurisdiction where Anchor Point does not file Tax Returns that it is or may be subject to taxation in that jurisdiction.

(iii)    There is not in force any extension of time with respect to the due date for the filing of any Tax Return of or with respect to Anchor Point or any waiver or agreement for any extension of time for the assessment or payment of any Tax of or with respect to Anchor Point.

(iv)    Anchor Point is not a party to or bound by any Tax allocation, sharing or indemnity agreements or arrangements. Anchor Point does not have any liability for the Taxes of any person under Treasury Regulations Section 1.1502-6 (or any corresponding provisions of state, local or foreign tax law), or as a transferee or successor, or by contract or otherwise.

(v)    At all times since its formation, Anchor Point has been classified as a partnership for U.S. federal income Tax purposes.

(e)    Environmental Matters. To the Knowledge of each Seller, except as set forth in the Disclosure Schedule: (i) no Seller has received oral or written notice of any claims, demands, suits, investigations, orders, or proceedings pending or threatened under Environmental Law against Anchor Point with respect to the Pipeline System or Anchor Point’s operation thereof; and (ii) no Seller has received oral or written notice of any release or threat of release of Hazardous Materials at, on, under or from the Pipeline System.

(f)    Property. The pipeline system depicted on Exhibit K (the “Pipeline System”) constitutes all of the property used or held for use by Anchor Point. Anchor Point has owned no property other than the Pipeline System, and at no point has engaged in any business other than the ownership and operation of the Pipeline System.

(g)    Claims and Litigation. Except as set forth in the Disclosure Schedule, neither Anchor Point nor any Seller has received any oral or written notice of any claims with respect to any continuing or uncured breach, default or violation by Anchor Point of any of the Rights-of-Way, Anchor Point Material Contracts or applicable law. Except as set forth in the Disclosure Schedule, there is no suit, action, hearing or other proceeding before any court or Governmental Entity or arbitration pending, or to any Seller’s Knowledge, threatened against Anchor Point or the Pipeline System. No condemnation or eminent domain proceedings are pending, or, to any Seller’s Knowledge, threatened, by any Governmental Entity affecting the Pipeline System.

(h)    Books and Records. All books, records and files of Anchor Point (including those pertaining to the Pipeline System, those pertaining to the production, gathering, transportation and sale of Hydrocarbons, and any corporate, accounting, financial and employee records, if applicable) have been maintained in the ordinary course of Sellers’ business, and Sellers have not intentionally omitted any material information from the Records.

(i)    Anchor Point’s Material Contracts. Except as disclosed in the Disclosure Schedule, to Seller’s Knowledge, there has been no breach or default (or any event that with written notice or the passage of time would constitute a breach or default) of any of the terms of any Anchor Point Material Contract which, individually or in the aggregate, would be reasonably likely to materially and adversely affect the value of any of the Pipeline System or the ability of the Buyer to operate the Pipeline System as operated by the Sellers prior to the Closing Date. Armstrong has made available for Buyer’s review true and complete copies of each Anchor Point Material Contract and any and all amendments thereto. For purposes hereof, the term “Anchor Point Material Contract” means each of the following contracts arising in connection with or related to the Anchor Point or the Pipeline System to which Anchor Point is a party: (i) all agreements that include non-competition restrictions or other similar restrictions on doing business and all contracts containing covenants that in any way purport to restrict the business activity of Anchor Point; (ii) all joint venture agreements and participation agreements; (iii) all purchase and sale agreements; (iv) each contract that involves performance of services or delivery of goods or materials by or to Anchor Point of an amount or value in excess of one hundred thousand dollars ($100,000) determined on an annual basis; (v) each contract that involves expenditures or receipts of Anchor Point in excess of one hundred thousand dollars ($100,000) determined on an annual basis; (vi) personal property leases and installment and conditional sales agreements having a value per item or aggregate payments in excess of fifty thousand dollars ($50,000) determined on an annual basis; (vii) each joint venture, partnership and other contract (however titled) involving a sharing of profits, losses, costs or liabilities by Anchor Point with any other person and contracts providing for commissions based on sales or purchases of or by Anchor Point; (viii) all services agreements or similar contracts; (ix) all contracts that pertain to the acquisition of material property by Anchor Point; (x) any contract or agreement for capital expenditures or the acquisition or construction of fixed assets that requires aggregate future payments in excess of one hundred thousand dollars ($100,000); (xi) any contract or agreement for, or that contemplates, the sale, exchange or transfer of any portion of any Seller’s interest in Anchor Point or the Pipeline System; (xii) all contracts that concern the gathering, transportation, compression, processing or treating of Hydrocarbons or similar contracts relating to or included in the Pipeline System and that are: (A) not terminable without penalty on sixty (60) or less days’ notice or (B) can be reasonably expected to result in aggregate monthly revenues to Anchor Point of more than fifty thousand dollars ($50,000) (based solely on the terms thereof and without regard to any expected increase in volumes or revenues) during the current or any subsequent calendar year; (xiii) all leases under which Anchor Point is the lessor or the lessee of real or personal property which lease (A) cannot be terminated by Anchor Point without penalty or payment upon sixty (60) or less days’ notice, or (B) involves an annual base rental of more than fifty thousand dollars ($50,000); (xiv) all contracts (other than the organizational documents of Anchor Point) granting any person registration, purchase or sale rights with respect to any APE Interests; (xv) all bonds, letters of credit, guaranties and similar instruments issued by Anchor Point, any Seller or any Affiliate of Anchor Point or any Seller and required by contract or applicable law to be posted or otherwise tendered in order to own and/or operate any of the Pipeline System; (xvi) any contract or commitment to which Anchor Point is a party containing a “right of first refusal,” “right of first offer,” “put or call right” or other preferential purchase or sale right; (xvii) any contract between a Seller or an Affiliate of such Seller and Anchor Point; and (xviii) each amendment, supplement and modification in respect of any of the foregoing.

ARTICLE 5
BUYER’S REPRESENTATIONS AND WARRANTIES

5.1    Representations and Warranties. With regard to Buyer, for purposes of this Agreement, “Knowledge” means, whether or not capitalized, the actual knowledge, without independent investigation or duty of inquiry, of the following persons only or information of which such person has received written notice, but does not include the knowledge or awareness of any other person, or imputed knowledge: Scott M. Boruff, David Voyticky or David Hall. Buyer makes the following representations and warranties as of the date of this Agreement and as of the Closing Date:

(a)    Status. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to carry on its business in the State of Alaska.

(b)    Power. Buyer has all requisite power and authority to carry on its business as presently conducted. The execution and delivery of this Agreement does not, and the fulfillment of and compliance with the terms and conditions hereof will not, as of the Closing Date, violate, or be in conflict with, any material provision of Buyer’s governing documents, or any material provision of any agreement or instrument to which Buyer is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation applicable to Buyer.

(c)    Authorization and Enforceability. This Agreement constitutes Buyer’s legal, valid and binding obligation, enforceable in accordance with its terms, subject, however, to the effects of bankruptcy, insolvency, reorganization, moratorium and other laws for the protection of creditors, as well as to general principles of equity, regardless whether such enforceability is considered in a proceeding in equity or at law.

(d)    Liability for Brokers’ Fees. Buyer has not incurred any liability, contingent or otherwise, for brokers’ or finders’ fees relating to the transactions contemplated by this Agreement for which any Seller shall have any responsibility whatsoever.

(e)    Buyer’s Evaluation. Buyer is an experienced and knowledgeable investor in the oil and gas business. Buyer has been advised by and has relied solely upon its own expertise in legal, tax and other professional counsel concerning the transaction contemplated by this Agreement, the Properties, the APE Interests, the Pipeline System and the value thereof. Buyer recognizes that this investment is speculative and involves substantial risk, and that no Seller has made any guaranty upon which Buyer has relied concerning the possibility or probability of profit or loss as a result of Buyer’s acquisition hereunder. By reason of Buyer’s experience and knowledge in the evaluation, acquisition and operation of similar properties, Buyer has evaluated the merits and risks of the proposed investment, and has formed opinions based solely upon Buyer’s experience and knowledge, and not upon any representations or warranties by any Seller, or any Seller’s representatives, other than as expressly set forth in this Agreement. Buyer has conducted or will conduct its own evaluation of the Properties, Anchor Point and the Pipeline System and, except for the express representations and warranties set forth in this Agreement and the Assignment, Buyer is acquiring the Properties and the APE Interests “AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT RECOURSE.”

(f)    Securities Laws. Buyer intends to acquire the Properties and the APE Interests for Buyer’s own benefit and account, and Buyer is not acquiring the Properties and the APE Interests with the intent of resale or distribution such as would be subject to regulation by federal or state securities laws (collectively, the “Securities Laws”), and if Buyer should sell, transfer or otherwise dispose of the Properties or the APE Interests, or fractional undivided interests therein, Buyer will do so in compliance with all applicable Securities Laws. Buyer has such knowledge and experience in financial and business matters, and in oil and gas investments of the type contemplated by this Agreement, that Buyer is capable of evaluating the merits and risks of this Agreement and its investment in the Properties and the APE Interests, and Buyer is not in need of the protection afforded investors by the Securities Laws. In addition, Buyer is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

(g)    Preferred Stock. The Preferred Stock has been duly authorized, when issued and delivered to Sellers pursuant to the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

(h)    Qualification. Buyer is authorized, licensed, bonded and insured in all material respects to own and operate the Properties under all applicable law.

ARTICLE 6
COVENANTS AND CERTAIN AGREEMENTS

6.1    Consent to Assignment.

(a)    The term “Required Consent” means a Consent, other than the consent of the Alaska Department of Natural Resources, that: (i) if not obtained by Closing, would invalidate any of the Leases or other Properties; or (ii) has been denied in writing. If a Required Consent has not been obtained as of the Closing, then (A) the portion of the Properties for which such Required Consent has not been obtained shall not be conveyed at the Closing, (B) the Allocated Value for that Properties not conveyed at Closing shall not be paid to Sellers at Closing, (C) Armstrong shall operate such Properties in substantially the same manner that Armstrong operated such Properties immediately prior to the Effective Time, and (D) Buyer shall use its best efforts and Sellers shall use their reasonable commercial efforts to obtain such consent as promptly as possible following Closing, in each case at the sole cost and expense of the Buyer. If such Required Consent is obtained on or before the Final Settlement Date, Sellers shall convey the affected Properties to Buyer effective as of the Effective Time, and Buyer shall pay each Seller such Seller’s respective Allocated Share of the Allocated Value of the affected Properties subject to adjustments in accordance with Section 2.2. If such Required Consent has not been obtained as of the Final Settlement Date, then, unless Buyer and Armstrong waive the consent requirement, the affected Properties shall be deemed to be Excluded Properties and Sellers shall retain such Properties. Each Seller hereby grants any consents and waivers required to be obtained from such Seller in order to consummate the transactions contemplated by this Agreement.

(b)    Buyer and Sellers acknowledge that pursuant to that certain Easement Agreement, dated November 15, 2010 (the “Pipeline Easement”), between Armstrong and Cook Inlet Region, Inc. (“CIRI”), CIRI granted to Armstrong an easement over certain surface and subsurface estates of CIRI on which the Pipeline System (or portions thereof) was constructed. The Pipeline Easement is not assignable without the prior written consent of CIRI, which consent has not been obtained to allow the assignment from Armstrong to Anchor Point of the Pipeline Easement. From and after the Closing, Armstrong, Anchor Point and Buyer shall use commercially reasonable efforts to obtain the consent of CIRI to the assignment by Armstrong to Anchor Point of the Pipeline Easement. In the event such consent of CIRI is not obtained on or before the date RCA Approval is received, Armstrong agrees to hold legal record title to the Pipeline Easement for the benefit of the Buyer until such CIRI consent is obtained; provided that, from and after RCA Approval, Buyer shall pay any and all costs and expenses incurred by Armstrong arising in connection with or related to the Pipeline Easement from and after RCA Approval. Upon RCA Approval and receipt of such

CIRI consent, Armstrong shall promptly execute, acknowledge and deliver to Anchor Point a recordable assignment of the Pipeline Easement.

6.2    Affiliate Contracts. Except (a) as provided in Section 9.5 and (b) for the avoidance of doubt, agreements between Sellers and Anchor Point (including the GSA), each Seller will terminate or cause its respective Affiliates to terminate, effective as of the Closing Date, any contracts or agreements between such Seller and its respective Affiliates insofar and only insofar as such contracts or agreements relate to or bind the Properties (except for the Pipeline System and the APE Interests), such termination to be without any liability burdening the Properties (except for the Pipeline System and the APE Interests), or Buyer.

6.3    Suspense Funds. The responsibility for payment of all amounts held in suspense by Sellers as to the Properties (including suspended royalties held in the ordinary course of business as a result of title defects or changes of ownership with respect to the Properties) (the “Suspense Funds”) and the funds so held shall be transferred to Buyer at Closing or, with respect to any Properties that Armstrong continues to operate after Closing pursuant to any written transition arrangement with Buyer, such later time as Armstrong ceases to operate such Properties.

6.4    Further Assurances. After Closing, Sellers and Buyer agree to take such further actions and to execute, acknowledge and deliver all such further documents as are reasonably requested by the other Party for carrying out the purposes of this Agreement or of any document delivered pursuant to this Agreement. Without limiting the foregoing, at the request of the Buyer, Sellers shall, at Buyer’s sole cost and expense, use their commercially reasonable efforts to assist the Buyer in obtaining any consents from third-parties or Governmental Entities (including the consent to the assignment of the Pipeline Easement and the consent of the Alaska Department of Natural Resources to the assignment of the Properties contemplated herein) and regulatory or other approval of any Governmental Entities to the transfer of the Properties, the Pipeline System and the APE Interests as contemplated hereby. In addition, and without limitation of the foregoing, on and after the Effective Time, Armstrong shall use its commercially reasonable efforts, at Buyer’s sole cost and expense, to assist the Buyer in obtaining, whether directly or indirectly, an assignment recordable form of all of the right title and interest of Marathon Alaska Production, LLC, in the Leases ADL 733 (Segment 2), ADL 391210 (Segment 3) and ADL 391211 (Segment 5), together with such additional documentation as may be needed in the reasonable opinion of the Buyer for such assignments to be approved by the Alaska Department of Natural Resources.

6.5    Conduct of Business.

(a)    With respect to the Properties. Except (x) for the operations covered by capital commitments described in the Disclosure Schedule, (y) as expressly contemplated by this Agreement, or (z) as consented to in writing by Buyer (which consent, if requested by Armstrong with respect to any actions required or prohibited, as applicable, by this Section 6.5(a), shall not be unreasonably delayed, withheld or conditioned):

(i)    Subject to the right of the Sellers to be reimbursed in accordance with Section 2.2(b), each Seller agrees that from and after the Execution Date until the date that Buyer becomes the successor operator (the “Operation Assumption Date”), such Seller will, as to the Properties, cause Armstrong to:

(A)    operate the Properties in the ordinary course of business, consistent with its prior practice, and in accordance with the Leases, the Material Contracts and applicable law;

(B)    maintain the books of account and records relating to the Properties in the usual, regular and ordinary manner, in accordance with the usual accounting practices of each such person;

(C)    subject to Section 6.5(a)(ii)(A), use commercially reasonable efforts to maintain in full force and effect all Leases transferred at the Closing, except where any such Lease terminates pursuant to its existing terms or where a reasonable prudent operator would not maintain the same;

(D)    timely make any and all filings, reports and notices to any Governmental Entities with respect to the Properties, in each case, to the extent required to operate in accordance with the standards set forth in Section 6.5(a)(i)(A) and timely pay any Property Taxes due and payable;

(E)    maintain insurance coverage on the Properties in the amounts and types currently in force;

(F)    provide to the Buyer (1) daily production reports for each of the Wells, (2) a weekly report summarizing amounts of Hydrocarbons sold from the Wells, (3) as and when sent and received, copies of any correspondence with any Governmental Entities relating to the Properties, and (4) as and when sent and received, copies of any correspondence arising from or related to any actual or threatened dispute, litigation or investigation relating to the Properties;

(G)    give prompt written notice to Buyer of any (1) written notice (I) received from any third party operator regarding spills, other environmental contamination or remediation obligations relating to the Properties, (II) of any material claim asserting any breach of Contract, tort or violation of law, (III) any investigation, suit, action or litigation by or before any Governmental Entity, that in each case, has been received by any Seller and relates to the Properties, or (IV) alleging any breach of or non-compliance with respect to any Material Contract or Lease, (2) any material spills or other material environmental contamination events occurring after the Execution Date with respect to the Properties operated by Armstrong or its Affiliates, and (3) any material damage to or destruction of such Properties occurring after the Execution Date operated by Armstrong or its Affiliates;

(H)    pay all Taxes imposed upon the Properties before any penalty or interest accrues thereon, except as otherwise provided in this Agreement; and

(I)    maintain in effect all bonds, letters of credit, and guarantees posted with Governmental Entities and relating to the Properties.

(ii)    Each Seller agrees that from and after the Execution Date until the Operation Assumption Date, such Seller will not and will cause Armstrong not to, as to the Properties:

(A)    enter into any Contract that, if entered into on or prior to the Execution Date, would be a Material Contract or materially amend any Contract that, if so amended before the date hereof, would have been a Material Contract;

(B)    produce and/or sell more Hydrocarbons measured on a daily basis than the base quantities required to be delivered under the GSA;

(C)    terminate (unless such Material Contract terminates pursuant to its stated terms) or materially amend the terms of any Material Contract;

(D)    transfer, sell, mortgage, pledge, encumber or dispose of (or permit any Affiliate to do any of the foregoing) any Properties, other than (1) the sale and/or disposal of Hydrocarbons in the ordinary course of business and sales of equipment that is no longer necessary in the operation of the Properties or for which replacement equipment of equal or greater value has been obtained, and (2) with respect to any Lease that terminates pursuant to its existing terms or where a reasonable prudent operator would not maintain the same;

(E)    other than with respect to the matters described on Schedule 4.1(l), settle any suit or litigation or waive any material claims or rights of material value, in each case, attributable to the Properties and affecting the period after the Execution Date; or

(F)    commit to do any of the foregoing.

(b)    With Respect to Anchor Point. Except as expressly contemplated by this Agreement, or as consented to in writing by Buyer (which consent, if requested by Armstrong with respect to any actions required or prohibited, as applicable, by this Section 6.5(b), shall not be unreasonably delayed, withheld or conditioned):

(i)    Subject to the right of the Sellers to be reimbursed in accordance with Section 2.2(b), on and after the Execution Date and prior to the dated RCA Approval is received, Sellers shall cause Anchor Point to:

(A)    operate the Pipeline System in the ordinary course of business, consistent with its prior practice, and in accordance with the Leases, the Material Contracts and applicable law;

(B)    use commercially reasonable efforts to preserve intact its present business organization and endeavor to preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall not be impaired in any material respect at the Closing;

(C)    maintain the books of account and records relating to Anchor Point in the usual, regular and ordinary manner, in accordance with the usual accounting practices of Anchor Point;

(D)    maintain in full force and effect existing insurance policies and binders of Anchor Point subject only to variations required by the ordinary course of business, or else obtain, prior to the lapse of any such policy or binder, substantially similar coverage with insurers of recognized standing;

(E)    pay all Taxes imposed upon it or any of its property or with respect to its business before any penalty or interest accrues thereon;

(F)    pay all claims and expenses (including claims and expenses for labor, services, materials and supplies) which are not the subject of a bona fide dispute when they become due and payable in accordance with their terms;

(G)    comply in all material respects with the requirements of applicable laws and Approvals of any Governmental Entity and comply with and enforce the provisions of the Anchor Point Material Contracts, including paying when due all indebtedness, payables, rentals, royalties, expenses and other liabilities relating to its business or properties which are not the subject of a bona fide dispute.

(H)    provide to the Buyer (1) as and when sent and received, copies of any correspondence with any Governmental Entities relating to the Pipeline System or Anchor Point, and (2) as and when sent and received, copies of any correspondence arising from or related to any actual or threatened dispute, litigation or investigation relating to the Pipeline System or Anchor Point;

(I)    make all required nominations and perform all other obligations under the Gas Sales Agreement dated September 21, 2009, between Anchor Point and Alaska Pipeline Company; and

(J)    maintain in effect all bonds, letters of credit, and guarantees posted with Governmental Entities and relating to the Pipeline System; and

(ii)    Without limiting the generality of Section 6.5(b)(i), and provided, however, that the following shall not limit or restrict the ability of Anchor Point to respond to emergency situations (provided Sellers shall ensure that Anchor Point shall promptly notify Buyer of the same), Sellers will cause Anchor Point not to:

(A)    issue, sell, purchase, redeem or otherwise acquire any APE Interests or issue any option, warrant or right relating to APE Interests or any securities convertible into or exchangeable for any APE Interests; liquidate, dissolve, merge, consolidate, restructure, recapitalize or otherwise reorganize or make any other change in the capitalization of Anchor Point; split, combine or reclassify any APE Interests; or enter into, or otherwise become a party to, any Contract relating to the voting, registration or transfer of APE Interests;

(B)    (I) except as described in the Disclosure Schedule, hire or transfer the employment of any employee or retain any consultant or independent contractor; or (II) establish, enter into or adopt any employee benefit plan, policy, agreement, arrangement, program or practice providing compensation or benefits to any employee or other individual;

(C)    create, incur or assume any indebtedness (other than in the ordinary course of its business) or guarantee any such indebtedness or create, incur or permit to exist any Lien other than Permitted Encumbrances;

(D)    (I) amend its organizational documents, (II) amend in any material respects or terminate any Anchor Point Material Contract except as may be terminated by operation of its terms through no fault or election of Anchor Point or as permitted under this Agreement, or (III) assign a Anchor Point Material Contract to any person;

(E)    make an equity investment in any other person or acquire by merger or consolidation or purchase of equity interests any corporation, partnership, association or any other business organization or division thereof;

(F)    engage in any line of business in which it is not engaged as of the date hereof;

(G)    make any change in any method of accounting or accounting principles;

(H)    (I) make any settlement of or compromise any Tax liability, change any Tax election or Tax method of accounting or make any new Tax election or adopt any new Tax method of accounting; (II) surrender any right to claim a refund of Taxes; (III) consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment; or (IV) take any other action that would have the effect of increasing the Tax liability of Anchor Point or Buyer for any period after the Closing Date;

(I)    terminate or voluntarily relinquish any Approval from any Governmental Entity or person necessary for the conduct of the business of the Anchor Point or the Pipeline System, except in the ordinary course of business;

(J)    make any loan to or enter into any transaction with any Affiliate of any Seller or make any loan to any consultant of Anchor Point or any Seller;

(K)    resign, transfer or otherwise voluntarily relinquish any control, possession of or right it has as of the date of this Agreement as operator of the Pipeline System;

(L)    sell, lease or sublease, transfer, or otherwise dispose of or mortgage, pledge or otherwise encumber the Pipeline System (except for Permitted Encumbrances and sales of Hydrocarbons in the ordinary course of business); or, except in the ordinary course of business or with the prior written consent of the Buyer, acquire any oil and gas interests or any other properties that have a value at the time of such acquisition of fifty thousand dollars ($50,000) or more;

(M)    enter into any hedging or derivative Contracts (financial, commodity or otherwise);

(N)    agree with any person to limit or otherwise restrict in any manner the ability of Anchor Point to compete or otherwise conduct its business;

(O)    assume, endorse (other than endorsements of negotiable instruments in the ordinary course of business), guarantee or otherwise become liable or responsible (whether directly, contingently or otherwise) for the liabilities of any other person;

(P)    enter into any Contract that would constitute an Anchor Point Material Contract;

(Q)    reduce or terminate (or cause to be reduced or terminated) any insurance coverage now held in connection with the Pipeline System; or

(R)    resolve or enter into or adopt any plan or agreement with respect to any of the foregoing.

6.6    Notification of Certain Matters. Sellers and Buyer shall give prompt written notice to the other if any such Party has Knowledge of a material breach of representation or warranty contained in this Agreement at any time from the date hereof to the Closing Date.

6.7    Preferred Stock. Buyer shall deliver to Sellers all certificates, instruments, and documents to demonstrate that Buyer is in compliance with Section 5.1(g) with respect to the Preferred Stock.

ARTICLE 7
CONDITIONS PRECEDENT

7.1    Buyer’s Conditions to Closing. The obligations of Buyer to consummate the acquisition of the Properties and the APE Interests provided for herein is subject to the fulfillment, or written waiver of Buyer, at or prior to the Closing of each of the following conditions:

(a)    The representations and warranties of Sellers set forth in ARTICLE 4 shall be true and correct in all respects on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made or given on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date), except for those breaches, if any, of such representations and warranties that in the aggregate would not have a material adverse effect.

(b)    Sellers shall have materially performed or complied with all obligations, agreements and covenants contained in this Agreement as to which performance or compliance by Seller is required prior to or at the Closing Date.

(c)    No material suit, action, litigation or other proceeding by any third party shall be pending before any Governmental Entity seeking to restrain, prohibit, enjoin or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement.

(d)    No portion of the Properties or the Pipeline System has been destroyed or damaged by any casualty event, including fire, lightning strike, flood, explosion or similar event or taken or threatened to be taken in condemnation or under the right of eminent domain, which individually or in the aggregate, in the reasonable opinion of Buyer, reduces the value of the Properties or the Pipeline System by more than ten percent (10%) of the Purchase Price. Notwithstanding anything to the contrary, for purposes of this Section, a casualty event shall not include: (i) changes in commodities prices, credit markets, and other market factors or conditions; (ii) changes in the Lands, whether gradual or sudden; (iii) changes in production characteristics, including production declines, depletion, watering out, collapsed casing, sand infiltration or other adverse changes; and (iv) normal wear and tear; provided that, notwithstanding the foregoing, and for the avoidance of doubt, the Parties understand and agree that to the extent any proceeds of any insurance covering the Properties or the Pipeline System are paid or payable in connection with the repair or restoration of (or as compensation for a loss with respect to) the Properties or the Pipeline System has been destroyed or damaged by any casualty event, including fire, lightning strike, flood, explosion or similar event whether or not such event may be categorized as a changed in the Lands) shall be applied in full to such repair or restoration of (or paid on Closing to Buyer as compensation for the loss of) such properties or Pipeline System.

(e)    Sellers shall have delivered (or are ready, willing and able to deliver at Closing) to Buyer the documents and other items required to be delivered by Sellers under Section 8.2.

7.2    Sellers’ Conditions to Closing. The obligations of each Seller to consummate the transfer of the Properties and APE Interests provided for herein is subject, at the option of such Seller, to the fulfillment by Buyer or written waiver by such Seller, at or prior to the Closing of each of the following conditions precedent:

(a)    The representations and warranties of Buyer set forth in ARTICLE 5 shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made or given on and as of the Closing Date (other than representations and warranties that refer to a specified date, which need only be true and correct on and as of such specified date). Buyer shall have materially performed or complied with all obligations, agreements and covenants contained in this Agreement as to which performance or compliance by Buyer is required prior to or at the Closing Date.

(b)    No material suit, action, litigation or other proceeding by any third party shall be pending before any Governmental Authority seeking to restrain, prohibit or declare illegal, or seeking substantial damages in connection with, the transactions contemplated by this Agreement.

(c)    Buyer shall have delivered (or is ready, willing and able to deliver at Closing) to Seller the documents and other items required to be delivered by Buyer under Section 8.2.

ARTICLE 8
CLOSING
8.1    Closing. The “Closing” of the transaction contemplated hereby shall be held on or before February 28, 2014, as determined by the Buyer and Armstrong, at Armstrong’s office in Denver, Colorado. The date Closing actually occurs is referred to herein as the “Closing Date.”

8.2    Closing Obligations. At Closing, the following events shall occur, each being a condition precedent to the others and each being deemed to have occurred simultaneously with the others:

(a)    Property Assignment. Sellers shall execute, acknowledge and deliver to Buyer an assignment (the “Property Assignment”) of the Properties, substantially in the form of Exhibit F, but excluding the APE Interests which shall not be conveyed until RCA Approval pursuant to Sections 8.2(c) and 9.5 below, and such additional documents and counterparts as may be necessary to transfer the Properties to Buyer, including federal and state forms of assignment.

(b)    Settlement Statement. Armstrong and Buyer shall execute the Settlement Statement which shall reflect the Purchase Price, the adjustments to the Purchase Price and the Closing Amount.

(c)    Escrow; Preferred Stock. Buyer, Sellers and U.S. Bank, N.A. (the “Escrow Agent”) shall execute and deliver the escrow agreement attached as Exhibit J hereto. Buyer and Sellers shall each pay half the cost of the Escrow Agent. Buyer shall deliver, or cause to be delivered, to the Escrow Agent the Preferred Stock, with executed stock powers assigning to each Seller its respective Proportionate Share of the Preferred Stock, which shall be held and disbursed in accordance with the terms of this Agreement and the Escrow Agreement. In addition, each Seller shall execute and deliver to the Escrow Agent signed originals of the assignment of membership interest (the “Anchor Point Assignment”, together with the Property Assignment, the “Assignments”) attached as Exhibit G covering each Seller’s membership interests in Anchor Point which shall be held and disbursed in accordance with the terms of this Agreement and the Escrow Agreement.

(d)    Closing Amount. Buyer shall deliver to each Seller its respective Proportionate Share of the Closing Amount, less the Deposit, by wire transfer in immediately available funds, according to the wire instructions delivered to Buyer by Sellers.

(e)    Non-Foreign Status. Each Seller shall execute and deliver to Buyer an affidavit of non-foreign status and no requirement for withholding under Section 1445 of the Code.

(f)    Change of Operator. Armstrong shall execute and deliver to Buyer appropriate documentation for the transfer of operations of the Properties to Buyer.

(g)    Seller Authorization Certificate. Each Seller shall deliver to Buyer, in form and substance reasonably satisfactory to Buyer, a certificate (the “Seller Closing Certificate”) executed by an officer or manager of such Seller certifying as to such Seller that the applicable governing body of that Seller has duly authorized in accordance with its respective operating agreement, and other charter documents, the execution, delivery and performance of this Agreement, the Transaction Documents to which such Seller is a party, and the transactions contemplated herein and therein.

(h)    Release of Deed of Trust. GMT shall deliver to Buyer a recordable release of the deeds of trust and the assignment agreement burdening GMT’s interest in the Properties which is reasonably acceptable to Buyer.

8.3    Additional Documents. Each Seller and Buyer shall take such other actions and deliver such other documents as are contemplated by this Agreement.

ARTICLE 9
POST-CLOSING OBLIGATIONS

9.1    Records. Armstrong shall make available the originals of the Records for pick-up by Buyer within five (5) business days after the Closing Date. Each Seller may retain copies of the Records and each Seller shall have the right to review and copy the Records during standard business hours upon reasonable notice for so long as Buyer retains the Records. Buyer agrees that the Records will be maintained in compliance with all applicable laws governing document retention.

9.2    Recording and Sales Taxes. Buyer, at Buyer’s sole cost and expense, shall promptly record counterparts of the Assignment in the appropriate offices of the state and counties in which the lands covered by such instrument are located. Buyer shall deliver promptly to Armstrong true and accurate photocopies of the Assignment with the recording information thereon on or before thirty (30) days after recordation. Notwithstanding anything in this Agreement to the contrary, Buyer shall promptly pay all sales, use, transfer, documentary, recording, filing, stamp, registration and other similar taxes and fees (specifically excluding Seller’s income taxes) incurred or imposed in connection with this Agreement and the transactions contemplated hereby. Buyer shall indemnify, defend, release and hold harmless Seller Indemnified Parties with respect to the payment of the above-described taxes after the Effective Time, including any and all interest and penalties assessed thereon.

9.3    Consents and Approvals. If any consent or approval is required in connection with the assignment by Seller to Buyer of any of the Properties, Seller shall use its commercially reasonable efforts to assist Buyer in obtaining all such required consents and approvals, at Buyer’s cost and expense.

9.4    Successor Operator. Upon the Closing, other than as contemplated by Section 6.1, Buyer shall have all authorizations, licenses, bonds and insurance necessary to own and operate the Properties. At Closing, Armstrong shall execute and deliver to Buyer appropriate documentation for the transfer of operations from Armstrong to Buyer. Buyer shall use its commercially reasonable efforts to be approved as the successor operator of the Properties, subject to the terms of the applicable operating agreement and applicable law. In addition, Buyer shall use Buyer’s commercially reasonable efforts to assist Armstrong in obtaining the release of Armstrong’s bonds related to the Properties. Each Seller shall use its commercially reasonable efforts to assist Buyer in becoming the successor operator of the Properties, subject to the terms of the applicable operating agreement and applicable law.

9.5    RCA Approval.

(a)    Upon the Closing, Buyer and Sellers shall use commercially reasonable efforts to have the Regulatory Commission of Alaska approve the change of control of Anchor Point from Sellers to Buyer (“RCA Approval”). To expedite RCA Approval, Buyer agrees to adopt any and all tariffs currently in effect for the Pipeline System. Prior to the RCA Approval, Armstrong shall continue to be named as operator of record for the business of Anchor Point, managing its affairs as contemplated by Section 6.5(b). Notwithstanding anything herein to the contrary, from and after the Closing and prior to RCA Approval, Anchor Point shall pay Armstrong an overhead fee equal to Twenty Five Thousand Dollars ($25,000.00) per month (the “Interim Compensation”).

(b)    Upon RCA Approval: (i) the Escrow Agent shall promptly deliver to Buyer the Anchor Point Assignment; and (ii) the Escrow Agent shall promptly deliver to each Seller such Seller’s Proportionate Share of the Preferred Stock, along with the applicable stock powers, and any dividends therefrom.

(c)    If Buyer does not be receive RCA Approval on or before eighteen (18) months from and after the Closing Date, Buyer or Armstrong shall each have the right, but not the obligation, to elect to terminate the purchase and sale of the APE Interests hereunder by written notice delivered to the other Party. Upon such termination: (i) the Escrow Agent shall promptly deliver to Armstrong the Anchor Point Assignment; (ii) the Escrow Agent shall promptly deliver to Buyer the Preferred Stock, along with the applicable stock powers, and any dividends therefrom; and (iii) Buyer shall be deemed conclusively to have irrevocably waived, disclaimed and released any and all right, title, interest or claim arising in connection with or related to Anchor Point or the Pipeline System.

(d)    To the extent any of the Preferred Stock is held in the Escrow Account from time to time, Buyer shall ensure that all payments of dividends on the Preferred Stock shall be paid to the Escrow Agent to be held in accordance with the Escrow Agreement and the terms of this Agreement.

9.6    Post-Closing Adjustments.

(a)    Final Settlement Statement. Armstrong shall prepare, in accordance with this Agreement and GAAP, and deliver to Buyer a statement (the “Final Settlement Statement”) upon the earlier of thirty (30) days after the date on which RCA Approval is received or the termination of the purchase and sale of the APE Interests pursuant to Section 9.5(c) (the “Final Settlement Date”), setting forth each adjustment to the Purchase Price necessary to determine the final adjusted Purchase Price, including, in reasonable detail, the adjustments contemplated by clause (iii) of Section 9.5(b) (the “Final Purchase Price”) and showing the calculation of such adjustments in accordance with Sections 2.2 and 9.5(b) above and this section. Buyer shall have thirty (30) days after receipt of the Final Settlement Statement to review such statement and to provide written notice to Armstrong of Buyer’s objection to any item on the Final Settlement Statement. Buyer’s notice shall clearly identify the item(s) objected to and the reasons and support for the objection(s). If Buyer does not provide written objection(s) within the 30-day period, the Final Settlement Statement shall be deemed correct and shall not be subject to further adjustment and Sellers shall have no further liability to Buyer concerning the Final Settlement Statement. If Buyer provides written objection(s) within the 30-day period, the Final Settlement Statement shall be deemed correct with respect to the items to which Buyer does not object. Buyer and Armstrong shall meet to negotiate and resolve the objections within fifteen (15) days of Armstrong’s receipt of Buyer’s objections. If Buyer and Armstrong resolve all objections, the adjusted Final Settlement Statement shall be deemed correct and shall not be subject to further adjustment. If Armstrong and Buyer are unable to resolve the matters addressed in the written objection(s), each of Buyer and Armstrong shall within such 15-day period, after the delivery of such written objection(s), summarize its position with regard to such dispute in a written document of twenty pages or less and submit such summaries to an independent third-party accountant mutually agreeable to Armstrong and Buyer (the “Accounting Arbitrator”), together with the written objection(s), the Final Settlement Statement and any other documentation such Party may desire to submit. If Buyer and Armstrong are unable to agree upon a mutually acceptable arbitrator within thirty (30) days of Armstrong’s receipt of Buyer’s objections, then each of Buyer and Armstrong shall select its own arbitrator within ten (10) days, and the two arbitrators so selected shall select a third arbitrator who shall be the Accounting Arbitrator. Within fifteen (15) days after receiving the Parties’ respective submissions, the Accounting Arbitrator shall render a decision choosing either Armstrong’s position or Buyer’s position with respect to each matter addressed in any written objection, based on the materials described above. Any decision rendered by the Accounting Arbitrator pursuant hereto shall be final, conclusive and binding on Sellers and Buyer and will be enforceable against any of the Parties in any court of competent jurisdiction. The costs of such Accounting Arbitrator shall be borne one-half by Buyer and one-half by Sellers (in accordance with Sellers’ respective Proportionate Shares).

(b)    Payment of Final Purchase Price. If the Final Purchase Price is more than the adjusted Purchase Price delivered to Sellers at Closing, Buyer shall pay to each Seller such Seller’s respective Proportionate Share of such difference in immediately available funds on or before five (5) days after the Parties have agreed upon the Final Settlement Statement. If the Purchase Price, as adjusted pursuant to the Final Settlement Statement, is less than the adjusted Purchase Price delivered to Sellers at Closing, each Seller shall pay Buyer such Seller’s respective Proportionate Share of such difference in immediately available funds on or before the earlier of five (5) days after the Parties have agreed upon the Final Settlement Statement, or the Accounting Arbitrator’s decision is delivered to the Parties.

9.7    Tax Deferred Exchange. The Sellers and Buyer agree that any Seller or Buyer may elect to treat the acquisition or sale of the Properties as an exchange of like-kind property under Section 1031 of the Code (a “Tax Deferred Exchange”); provided, that the Closing shall not be delayed by reason of the Tax Deferred Exchange. Each Party agrees to use reasonable efforts to cooperate with the other Parties in the completion of such a Tax Deferred Exchange, including a Tax Deferred Exchange subject to the procedures outlined in Treasury Regulation Section 1.1031(k)-1 and/or Internal Revenue Service Revenue Procedure 2000-37. Each of the Parties shall have the right at any time prior to Closing to assign all or a portion of its rights under this Agreement to a qualified intermediary (as that term is defined in Treasury Regulations § 1.1031(k)-1(g)(4)(iii)) or an exchange accommodation titleholder (as that term is defined in Internal Revenue Service Revenue Procedure 2000-37) to effect a Tax Deferred Exchange. In connection with any such Tax Deferred Exchange, any exchange accommodation title holder shall have taken all steps necessary to own the Properties under applicable law. Each Party acknowledges and agrees that neither an assignment of a Party’s rights under this Agreement nor any other actions taken by a Party or any other person in connection with the Tax Deferred Exchange shall release any Party from, or modify, any of their respective liabilities and obligations (including indemnity obligations to each other) under this Agreement, and no Party makes any representations as to any particular tax treatment that may be afforded to any other Party by reason of such assignment or any other actions taken in connection with the Tax Deferred Exchange. Any Party electing to treat the acquisition or sale of the Properties as a Tax Deferred Exchange shall be obligated to pay all additional costs incurred hereunder as a result of the Tax Deferred Exchange, and in consideration for the cooperation of the other Parties, the Party electing Tax Deferred Exchange treatment shall agree to pay all costs associated with the Tax Deferred Exchange and to indemnify and hold each other Party, its affiliates, and their respective former, current and future partners, members, shareholders, owners, officers, directors, managers, employees, agents and representatives harmless from and against any and all liabilities and taxes arising out of, based upon, attributable to or resulting from the Tax Deferred Exchange or transactions or actions taken in connection with the Tax Deferred Exchange that would not have been incurred by the other Parties but for the electing Party’s Tax Deferred Exchange election.

9.8    Sharing of Certain Financial Information Subsequent to Closing. After Closing, each Seller shall give Buyer (and/or any of its Affiliates) and its (and/or their, as applicable) representatives reasonable access during normal business hours to those financial records necessary for Buyer’s or its respective Affiliate’s preparation of financial statements and other financial data relating to the Properties, Anchor Point, or the Pipeline System that may be required to be included in any current or future filing by the Buyer (and/or any of its Affiliates) with the SEC or other Governmental Entity (collectively, the “Financial Statements”). The Financial Statements data shall be prepared and audited or reviewed at the sole cost and expense of Buyer (it being understood that Buyer shall not be required to reimburse Sellers for any allocated general and administrative costs or reasonable time of officers and employees and related incidental expenses in complying with the covenants set forth in this Section. At the reasonable request of its external auditors, each Seller shall further provide to Buyer’s (or its Affiliate’s) external auditors such representation letters, in form and substance customary for representation letters provided to external audit firms by management of the company whose financial statements are the subject of an audit or are the subject of a review pursuant to Public Company Accounting Oversight Board AU Section 722.

9.9    Sale of Business Entity and Reporting Pursuant to Alaska Statutes 43.55. The Parties hereby acknowledge and agree that the purchase and sale contemplated by this Agreement is a purchase and sale of the entire “business entity” with regard to the North Fork Unit and Anchor Point, and Buyer’s acquisition hereunder shall be treated as the purchase of a “business entity” as that term is used in Alaska Statutes 43.55.165(e)(13). Buyer hereby agrees that, for purposes of Alaska Statutes 43.55, Buyer shall not report any part of the Purchase Price as: (a) a “producer’s lease expenditure” as that term is defined for purposes of Alaska Statutes 43.55.165; or (b) a “qualified capital expenditure” as that term is defined for purposes of Alaska Statutes 43.55.023.

ARTICLE 10
TAX MATTERS

10.1    Definitions. For the purposes of this Agreement, the following terms shall have the following meanings:

(a)    “Code” shall mean the Internal Revenue Code of 1986, as amended.

(b)    “Income Taxes” shall mean any income, franchise and similar Taxes.

(c)    “Property Taxes” shall mean all ad valorem, property, production, sales, use, excise, net proceeds, severance, windfall profit and other similar Taxes assessed against the Properties or the Pipeline System or based upon or measured by the ownership of the Properties or the Pipeline System, or the production of Hydrocarbons or the receipt of proceeds therefrom, other than Income Taxes and Transfer Taxes.

(d)     “Seller Taxes” shall mean any and all (i) Income Taxes imposed by any applicable laws on any Seller, its direct and indirect owners or affiliates, or any combined, unitary, or consolidated group of which any of the foregoing is or was a member, (ii) Property Taxes allocable to any Seller pursuant to Section 10.2(taking into account, and without duplication of, any payments made from one Party to the other in respect of Property Taxes pursuant to Section 10.2), (iii) Taxes imposed on or with respect to the ownership or operation of the Excluded Properties, and (iv) all other Taxes imposed on or with respect to the ownership or operation of the Properties or the Pipeline System or Anchor Point for any Tax period (or portion thereof) ending before the date on which the Effective Time occurs.

(e)    “Straddle Period” shall mean any Tax period beginning before and ending after the Effective Time.

(f)    “Taxes” shall mean (i) all taxes, assessments, fees, unclaimed property and escheat obligations, and other charges of any kind whatsoever imposed by any Governmental Entity, including any federal, state, local and/or foreign income tax, surtax, remittance tax, presumptive tax, net worth tax, special contribution tax, production tax, severance tax, value added tax, withholding tax, gross receipts tax, windfall profits tax, profits tax, ad valorem tax, personal property tax, real property tax, sales tax, goods and services tax, service tax, transfer tax, use tax, excise tax, premium tax, stamp tax, motor vehicle tax, entertainment tax, insurance tax, capital stock tax, franchise tax, occupation tax, payroll tax, employment tax, unemployment tax, disability tax, alternative or add-on minimum tax and estimated tax, (ii) any interest, fine, penalty or additions to tax imposed by a Governmental Entity in connection with any item described in clause (i), and (iii) any liability in respect of any item described in clauses (i) or (ii) above, that arises by reason of contract, assumption, transferee or successor liability, operation of law (including by reason of participation in a consolidated, combined or unitary Tax Return) or otherwise.

(g)    “Tax Return" shall mean any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

10.2    Property Tax Liability.

(a)    Sellers shall be allocated and bear all Property Taxes attributable to (A) any Tax period ending prior to the Effective Time and (B) the portion of any Straddle Period ending immediately prior to the date on which the Effective Time occurs. Buyer shall be allocated and bear all Property Taxes attributable to (A) any Tax period beginning at or after the Effective Time and (B) the portion of any Straddle Period beginning on the date on which the Effective Time occurs. Property Taxes that are attributable to an adjustment under Alaska Statute 43.55.170 (including an adjustment resulting from the purchase and sale of the Property pursuant to this Agreement) or audit under Alaska Statute 43.55.023(g) shall be allocated to the period in which the lease expenditure (as defined in Alaska Statutes 43.55) was incurred that is the subject of the adjustment or audit.

(b)    For purposes of determining the allocations described in Section 10.2(a), (i) Property Taxes that are attributable to the severance or production of Hydrocarbons shall be allocated to the period in which the severance or production giving rise to such Property Taxes occurred, (ii) Property Taxes that are based upon or related to income or receipts or imposed on a transactional basis (other than such Property Taxes described in clause (i)), shall be allocated to the period in which the transaction giving rise to such Property Taxes occurred, and (iii) Property Taxes that are ad valorem, property or other Property Taxes imposed on a periodic basis pertaining to a Straddle Period shall be allocated between the portion of such Straddle Period ending immediately prior to the date on which the Effective Time occurs and the portion of such Straddle Period beginning on the date on which the Effective Time occurs by prorating each such Property Tax based on the number of days in the applicable Straddle Period that occur before the date on which the Effective Time occurs, on the one hand, and the number of days in such Straddle Period that occur on or after the date on which the Effective Time occurs, on the other hand. For purposes of clause (iii) of the preceding sentence, the period for such Property Taxes shall begin on the date on which ownership of the applicable Properties gives rise to liability for the particular Property Tax and shall end on the day before the next such date.

(c)    To the extent the actual amount of an Property Tax is not determinable at the time an adjustment to the Purchase Price is to be made with respect to such Property Tax pursuant to Section 9.6(a), as applicable, (i) the Parties shall utilize the most recent information available in estimating the amount of such Property Tax for purposes of such adjustment, and (ii) upon the later determination of the actual amount of such Property Tax, timely payments will be made from one Party to the other to the extent necessary to cause each Party to bear the amount of such Property Tax that is allocable to such Party under this Section 10.2.

10.3    Tax Reports and Returns. For Tax periods in which the Effective Time occurs, each Seller agrees to immediately forward to Buyer copies of any Tax Returns received by such Seller after Closing and provide Buyer with any information such Seller has that is necessary for Buyer to file any required Tax Returns related to the Properties that are due after the Closing, subject to Buyer’s rights under Article 11. Buyer agrees to file all Tax Returns applicable to the Properties that Buyer is required to file after the Closing and, subject to the provisions of Article 11 to pay all required Property Taxes that become due and payable after the Closing.

10.4    Cooperation on Tax Matters. The Parties shall cooperate fully, as and to the extent reasonably requested by the other Party, in connection with the filing of Tax Returns and any audit, litigation, or other proceeding with respect to Taxes relating to the Properties. Such cooperation shall include the retention and (upon another Party’s request) the provision of records and information that are relevant to any such Tax Return or audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided under this Agreement. The Parties agree to retain all books and records with respect to Tax matters pertinent to the Properties relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations of the respective Taxable periods and to abide by all record retention agreements entered into with any Governmental Entity.

10.5    Section 754 Election. Sellers shall, prior to the Closing, (i) cause each of property or tax partnership that is scheduled with respect to Section 4.1(g) to either (x) have in effect a valid election under Section 754 of the Code for any taxable year that includes the Closing Date or (y) obtain all necessary consents therefor; and (ii) provide evidence satisfactory to Buyer that the covenants set forth in clause (i) have been satisfied.

10.6    Tax Treatment of Acquisition. The Parties agree for U.S. federal income tax purposes to treat Buyer’s purchase of all of the APE Interests in a manner consistent with the holding in Situation 2 of Revenue Ruling 99--6, 1999--1 C.B. 432.  Specifically, such acquisition will be treated (i) by each Seller as if such Seller had sold its APE Interests to Buyer in exchange for the consideration allocable to the Pipeline System for U.S. federal income tax purposes pursuant to this Agreement and (ii) by Buyer as if it had purchased from each Seller such Seller’s share of the Pipeline System in exchange for the consideration allocable to the Pipeline System for U.S. federal income tax purposes pursuant to this Agreement. The Parties agree that for Alaska tax purposes, the Purchase Price shall be excluded from the definition of “lease expenditures” pursuant to A.S. Section 43.55.165(e).

ARTICLE 11
ASSUMPTION, INDEMNIFICATION AND DISCLAIMERS

11.1    Assumption. Subject to Buyer’s rights to indemnity under Section 11.2, or to adjustments to the Purchase Price pursuant to Article 2, upon Closing, Buyer shall assume all duties, obligations and liabilities arising in connection with or related to the Properties and Anchor Point, including having all necessary bonds in place the plugging and abandonment of the Wells, and the restoration and remediation of the Land in accordance with the terms of the Leases and all applicable law (the “Buyer Assumed Liabilities”); provided, Buyer does not assume any obligations or liabilities to the extent that they are any of the following (the following being “Retained Obligations”):

(a)    any and all obligations or liabilities arising from or related to the ownership, use or operation of the Excluded Properties;

(b)    any offsite disposal by Sellers of any Hazardous Materials arising in connection with Sellers’ ownership and operation of the Properties during the time period between July 15, 2007 and the Closing Date; and

(c)    any and all Seller Taxes.

11.2    Indemnification.

(a)    Losses. “Losses” shall mean any actual losses, costs, expenses (including court costs, reasonable fees and expenses of attorneys, technical experts and expert witnesses and the cost of investigation), liabilities, damages, demands, suits, claims, and sanctions of every kind and character (including civil fines) arising from, related to or reasonably incident to matters indemnified against; excluding however any special, consequential, punitive or exemplary damages, diminution of value, loss of profits incurred by a Party hereto or Loss incurred as a result of the indemnified Party indemnifying a third party, except to the extent the indemnified Party suffers such damages to a third party (other than as a result of the indemnified Party’s indemnification of such third party).

(b)    Each Seller’s Indemnification of Buyer. Each Seller shall separately and severally, and not jointly or collectively, indemnify, defend and hold harmless Buyer, Buyer’s affiliates and each of their respective officers, directors, shareholders, managers, members, employees and agents (the “Buyer Indemnified Parties”), from and against all Losses to the extent arising directly from or in connection with: (i) any breach by such Seller of this Agreement, including breach of any of such Seller’s representations and warranties contained in this Agreement or its covenants hereunder; (ii) any actions, suits or proceedings, if any, arising from or in connection with payment of taxes or joint interest billings under any operating agreement related to the Properties incurred prior to the Effective Time; (iii) any claim for personal injury or death relating to the Properties and occurring prior to the Closing Date to the extent arising out of or attributable to the period prior to the Closing Date; and (iv) any other Retained Obligations.

(c)    Buyer’s Indemnification of Seller. Subject to Section 11.2(b), Buyer shall indemnify, defend and hold harmless each Seller, each Seller’s Affiliates, and their respective officers, directors, shareholders, managers, members, employees and agents (the “Seller Indemnified Parties”), from and against all Losses which arise directly from or in connection with: (i) the Buyer Assumed Liabilities, (ii) any breach by Buyer of this Agreement, including breach of any of Buyer’s representations and warranties contained in this Agreement or its covenants hereunder; (iii) the Pipeline Easement from and after the Closing Date; (iv) Armstrong’s operation of the Pipeline System or management of Anchor Point from and after the Closing Date; and (v) the disclosure of Sellers’ financial information pursuant to Section 9.8.

(d)    Claim Notice. The Party seeking indemnification under the terms of this Agreement (“Indemnified Party”) shall submit a written notice (“Claim Notice”) to the appropriate other Party (“Indemnifying Party”) which, to be effective, must be delivered prior to the end of the Indemnity Deadline (to the extent applicable) and must state: (i) the amount of each payment claimed by an Indemnified Party to be owing, (ii) the basis for such claim, with supporting documentation, and (iii) a list identifying to the extent reasonably possible each separate item of Loss for which payment is so claimed. The amount claimed shall be paid by the Indemnifying Party to the extent required herein within thirty (30) days after receipt of the Claim Notice, or after the amount of such payment has been finally established, whichever last occurs. For the avoidance of doubt, if any Seller is an Indemnifying Party or an Indemnified Party, Armstrong shall act on such Seller’s behalf, including receiving or giving any Claim Notice.

(e)    Information. Within twenty (20) days after the Indemnified Party receives notice of a claim, legal action, or other matter that may result in a Loss for which indemnification may be sought under this ARTICLE 11 (a “Claim”), the Indemnified Party shall give written notice of such Claim to the Indemnifying Party. If the Indemnifying Party or its counsel so requests, the Indemnified Party shall furnish the Indemnifying Party with copies of all pleadings and other information with respect to such Claim; provided that the failure of any Indemnified Party to give notice of a Claim as provided in this Section 11.2(e) shall not relieve the Indemnifying Party of its obligations under Section 11.2(b) or Section 11.2(c) (as applicable) except to the extent such failure results in insufficient time being available to permit the Indemnifying Party to effectively defend against the Claim. At the election of the Indemnifying Party made within twenty (20) days after receipt of such notice, the Indemnified Party shall permit the Indemnifying Party to assume control of such Claim (to the extent only that such Claim, legal action or other matter relates to a Loss for which the Indemnifying Party is liable), including the determination of all appropriate actions, the negotiation of settlements on behalf of the Indemnified Party, and the conduct of litigation through attorneys of the Indemnifying Party’s choice; provided, however, that no such settlement can result without the consent of the Indemnified Party if (i) it would result in any liability or cost to the Indemnified Party for which it is entitled to be indemnified hereunder, (ii) such settlement does not include an unconditional written release of the Indemnified Party from all liability in respect of Claim or (iii) such settlement or consent to the entry of any judgment with respect thereto in any manner materially and adversely affects the Indemnified Party. If the Indemnifying Party elects to assume control, (x) any expense incurred by the Indemnified Party thereafter for investigation or defense of the matter shall be borne by the Indemnified Party, and (y) the Indemnified Party shall give all reasonable information and assistance, other than pecuniary, that the Indemnifying Party shall deem necessary to the proper defense of such Claim, legal action, or other matter. In the absence of such an election, the Indemnified Party will use its reasonable efforts to defend, at the Indemnifying Party’s expense, any claim, legal action or other matter to which such other Party’s indemnification under this ARTICLE 11 applies until the Indemnifying Party assumes such defense, and, if the Indemnifying Party fails to assume such defense within the time period provided above, settle the same in the Indemnified Party’s reasonable discretion at the Indemnifying Party’s expense with the Indemnifying Party’s consent which shall not be unreasonably withheld. If such a Claim requires immediate action, both the Indemnified Party and the Indemnifying Party will cooperate in good faith to take appropriate action so as not to jeopardize defense of such Claim or either party’s position with respect to such Claim.

(f)    Dispute. If the existence of a valid Claim or amount to be paid by an Indemnifying Party is in dispute, the Parties agree to submit determination of the existence of a valid Claim or the amount to be paid pursuant to the Claim Notice to binding arbitration pursuant to the provisions of Section 13. Any payment due pursuant to the arbitration shall be made within fifteen (15) days of the arbitrators’ decision.

(g)    Monetary Damages. Each Seller and Buyer acknowledge that, following Closing, the payment of money, as limited by the terms of this Agreement, shall be adequate compensation for breach of any representation, warranty, covenant or agreement contained herein or for any other Claims arising in connection with or with respect to the transactions contemplated by this Agreement. Notwithstanding any other provision hereof, in no event shall any Party be entitled to duplicate compensation with respect to any claim or breach of representation, warranty or covenant asserted under any provision of this Agreement, even though such claim or breach may be addressed by more than one provision of this Agreement. Buyer and each Seller hereby waive, disclaim and release any and all rights to rescind this Agreement or any of the transactions contemplated hereby after Closing.

(h)    Obligation to Mitigate. A Party entitled to indemnification hereunder or otherwise to damages in connection with the transactions contemplated by this Agreement shall take all reasonable steps to mitigate all losses, costs, expenses and damages after becoming aware of any event or circumstance that could reasonably be expected to give rise to any losses, costs, expenses and damages that are indemnifiable or recoverable hereunder or in connection herewith.

(i)    Monetary Limitation. Notwithstanding anything to the contrary set forth herein, Buyer’s right to indemnification by each Seller hereunder in connection with the breach of any representation or warranty, covenants or agreements (other than any breach of Section 4.1(a), 4.1(b), 4.1(c), 4.1(e), 4.1(f), 4.1(g), or 4.2(a) and Sellers’ special warranty of title in the Assignments) contained herein, or for any other Claims arising in connection with or with respect to the transactions contemplated by this Agreement, shall be limited to and shall not exceed ten percent (10%) of the Final Purchase Price. All Claims by Buyer for indemnification by any Seller pursuant to this ARTICLE 11 shall be paid by such Seller to Buyer pursuant to the written instructions of Buyer. The Parties shall submit to binding arbitration pursuant to Section 13.8 all disputes regarding the validity and amount of any Claim for indemnification hereunder, and the proper resolution thereof. The monetary limit in this Section 11.2(i) shall not apply to any Claims by Buyer resulting or arising from any Seller’s intentional or willful misrepresentation of material fact contained in this Agreement, the exhibits and schedules hereto or the Records which misrepresentation constitutes common law fraud pursuant to applicable law.

(j)    Knowledge. No Party shall be liable under this Article 11 for any claim arising from or relating to any breach, default or non-compliance with respect to any representation, warranty or covenant in this Agreement if the Party asserting such claim had Knowledge of such breach, default or non-compliance at or before Closing.

(k)    Time Limitation.

(i)    With respect to Sellers’ representations in Article 4, Sellers’ indemnification obligation under Section 11.2(a)(i) shall only apply if Buyer has delivered to Armstrong a Claim Notice on or before one hundred and eighty (180) days after the Closing Date, except for any breach of Sections 4.1(a), 4.1(b), 4.1(e), 4.1(f), or 4.2(a) which shall survive Closing indefinitely, and any breach of Section 4.1(g) or 4.2(d), which shall survive the Closing until sixty (60) days after the expiration of the applicable statute of limitations.

(ii)    Sellers’ covenants in Article 10 and Sellers’ indemnification obligation under Section 11.2(b) shall survive the Closing for until sixty (60) days after the expiration of the applicable statute of limitations.

(iii)    The remainder of this Agreement (including Sellers’ covenants and agreements and Buyer’s representations, warranties and covenants) shall survive the Closing indefinitely except as may otherwise be expressly provided herein. Representations, warranties, covenants and agreements shall be of no further force and effect after the date of their expiration; provided that there shall be no termination of any bona fide claim asserted pursuant to this Agreement with respect to such a representation, warranty, covenant or agreement prior to its expiration date.

11.3    Exclusive Remedy. If Closing occurs, the indemnities set forth in this Agreement shall be the sole and exclusive remedy of each Party under, arising out of or relating to this Agreement, and the transactions contemplated hereby, whether based in contract, tort, strict liability, statute, common law or otherwise; provided, however, that the foregoing shall not in any way limit each Seller’s liability with respect to such Seller’s special warranty of title set forth in the Assignments. Any and all Claims for the breach of any representation, warranty or covenant contained herein, or for any other claims arising in connection with or with respect to the transactions contemplated by this Agreement, shall be subject to the provisions set forth in this ARTICLE 11. Except for the rights and remedies expressly stated in this Agreement (including the indemnification provisions of this ARTICLE 11), if Closing occurs, each Party shall be deemed to have disclaimed, waived and released any and all rights and remedies, at law or in equity, against the other Parties for any Claims arising in connection with or related to this Agreement, and the transactions contemplated hereby, including any right of contribution under any and all applicable law. Notwithstanding the foregoing, nothing in this ARTICLE 11 is intended to limit the rights of the Parties with respect intentional or willful misrepresentation of material facts which constitute common law fraud under applicable laws.

11.4    Escrow Offset. If RCA Approval is received on any date when Buyer has timely filed a Claim Notice with Sellers pursuant to Section 11.2(b) above, then notwithstanding any term to the contrary contained herein or in the Escrow Agreement, each Seller’s Proportionate Share of the Preferred Stock (and dividends or any other property then on deposit in the Escrow Account to which such Seller may be entitled) shall not be distributed to such Seller, unless and until the earliest of: (a) such Seller has fully satisfied its obligations under Section 11.2(b) with respect to such Claim; (b) it has been finally determined that such Seller has no obligation under Section 11.2(b) with respect to such Claim; or (c) such Seller has demonstrated to Buyer’s reasonable satisfaction such Seller’s ability to pay indemnifiable amounts as and when they come due. For so long as the Escrow Account exists and any Preferred Stock (and such other property) is held therein, in the event any Seller shall default in its obligation to make any payment of indemnities shown to be due and payable to the Buyer or its Affiliates in accordance with this Agreement, Buyer and such Affiliates shall have the right to satisfy such indemnity from such Seller by receiving, from the Escrow Agent an amount of such Seller’s Proportionate Share of Preferred Stock (and dividends or any other property then on deposit in the Escrow Account to which such Seller may be entitled) in value equal to the amount of the indemnification owed to Buyer or such Affiliate (such amount to be mutually agreeable to Buyer and such Seller, or as finally determined by arbitration hereunder); provided, that, with respect to any given Seller, in no event shall Buyer receive, in the aggregate, more than such Seller’s Proportionate Share of such Preferred Stock (and such other property) (the “Escrow Offset”).

11.5    Express Negligence.

THE DEFENSE, INDEMNIFICATION, HOLD HARMLESS AND RELEASE PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LIABILITIES, LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE OR RESULTED SOLELY OR IN PART FROM THE GROSS, SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY INDEMNIFIED PARTY. BUYER AND SELLER ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS “CONSPICUOUS.”
11.6    Disclaimers.

EXCEPT FOR EACH SELLER’S EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, AND EACH SELLER’S SPECIAL WARRANTY OF TITLE IN THE ASSIGNMENT, AND THE INDEMNIFICATION PROVISIONS HEREOF, THE PROPERTIES ARE BEING CONVEYED BY SELLERS TO BUYER WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY, AT COMMON LAW OR OTHERWISE, AND THE PARTIES HEREBY EXPRESSLY DISCLAIM, WAIVE AND RELEASE ANY WARRANTY OF MERCHANTABILITY, CONDITION, SAFETY, OR FITNESS FOR A PARTICULAR PURPOSE, AND BUYER ACCEPTS THE PROPERTIES “AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT RECOURSE.” ALL DESCRIPTIONS OF THE PROPERTIES HERETOFORE OR HEREAFTER FURNISHED TO BUYER BY SELLERS HAVE BEEN AND SHALL BE FURNISHED SOLELY FOR BUYER’S CONVENIENCE, AND HAVE NOT CONSTITUTED AND SHALL NOT CONSTITUTE A REPRESENTATION OR WARRANTY OF ANY KIND BY ANY SELLER. EXCEPT AS OTHERWISE SET FORTH HEREIN OR IN THE ASSIGNMENT, EACH SELLER SHALL HAVE NO LIABILITY TO BUYER FOR ANY CLAIMS CAUSED OR ALLEGED TO BE CAUSED, DIRECTLY, INDIRECTLY, INCIDENTALLY OR CONSEQUENTIALLY, BY SUCH DESCRIPTIONS OF THE PROPERTIES, BY ANY INADEQUACY THEREOF OR THEREWITH, ARISING IN STRICT LIABILITY OR OTHERWISE, OR IN ANY WAY ARISING OUT OF BUYER’S PURCHASE THEREOF. THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAWS, THE DISCLAIMERS CONTAINED IN THIS AGREEMENT ARE “CONSPICUOUS” FOR THE PURPOSES OF ALL APPLICABLE LAWS.

EXCEPT FOR EACH SELLER’S EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT, AND EACH SELLER’S SPECIAL WARRANTY OF TITLE IN THE ASSIGNMENT, EACH PARTY HEREBY EXPRESSLY DISCLAIMS, WAIVES AND RELEASES ANY AND ALL WARRANTIES, EXPRESS, IMPLIED, STATUTORY, AT COMMON LAW OR OTHERWISE, RELATING TO THE ACCURACY OF ANY OF THE INFORMATION FURNISHED WITH RESPECT TO THE EXISTENCE OR EXTENT OF RESERVES, THE VALUE OF THE PROPERTIES BASED THEREON, OR THE CONDITION OR STATE OF REPAIR OF THE PROPERTIES. THIS DISCLAIMER EXTENDS TO ANY REPRESENTATION OR WARRANTY AS TO THE PRICES BUYER AND/OR SELLERS ARE OR WILL BE ENTITLED TO RECEIVE FROM THE PRODUCTION FROM THE PROPERTIES, IT BEING ACKNOWLEDGED AND AGREED THAT ALL RESERVE, PRICE AND VALUE ESTIMATES UPON WHICH BUYER HAS RELIED OR IS RELYING HAVE BEEN DERIVED BY THE INDIVIDUAL EVALUATION OF BUYER. ALSO, BUYER ACKNOWLEDGES AND AGREES THAT RESERVE REPORTS ARE ESTIMATES ONLY OF PROJECTED FUTURE OIL AND/OR GAS VOLUMES, FUTURE FINDING COSTS AND FUTURE OIL AND/OR GAS SALES PRICES, ALL OF WHICH FACTORS ARE INHERENTLY IMPOSSIBLE TO PREDICT ACCURATELY EVEN WITH ALL AVAILABLE DATA AND INFORMATION.
EACH SELLER AND BUYER HEREBY ACKNOWLEDGE AND AGREE THAT THEY ARE NOT “CONSUMERS” WITHIN THE MEANING OF ANY DECEPTIVE TRADE PRACTICES OR CONSUMER PROTECTION ACT, OR ANY APPLICABLE LAW. BUYER HEREBY EXPRESSLY DISCLAIMS, WAIVES AND RELEASES ALL OF ITS RIGHTS AND REMEDIES UNDER ALL APPLICABLE LAW WHICH MAY AFFORD CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF BUYER’S OWN SELECTION, BUYER VOLUNTARILY CONSENTS TO THIS WAIVER AND RELEASE. TO EVIDENCE BUYER’S ABILITY TO GRANT SUCH WAIVER, BUYER HEREBY REPRESENTS AND WARRANTS TO SELLERS THAT: (i) BUYER IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION; (ii) BUYER IS REPRESENTED BY LEGAL COUNSEL IN ENTERING INTO THIS AGREEMENT; AND (iii) SUCH LEGAL COUNSEL WAS NOT, DIRECTLY OR INDIRECTLY, IDENTIFIED, SUGGESTED OR SELECTED BY ANY SELLER OR ANY AGENT OF ANY SELLER.
ARTICLE 12
TERMINATION

12.1    Right of Termination. This Agreement and the transactions contemplated herein may be terminated at any time prior to Closing: (a) by written consent of Buyer and Armstrong; (b) by Buyer if Closing shall not have occurred on or before March 1, 2014 as a result of the conditions set forth in Section 7.1 not having been met on before February 28, 2014; provided that Buyer shall deliver written notice thereof to Armstrong and, if such failure of a Closing condition is capable of being cured, Sellers shall have ten (10) days after delivery to Armstrong of such notice to effect such a cure; (c) by Armstrong if Closing shall not have occurred on or before March 1, 2014 as a result of the conditions set forth in Section 7.2 not having been met on before February 28, 2014; provided that Armstrong shall deliver written notice thereof to Buyer and, if such failure of a Closing condition is capable of being cured, Buyer shall have ten (10) days after delivery to Buyer of such notice to effect such a cure; or (d) by Buyer or Armstrong if Closing shall not have occurred on or before March 1, 2014 for any reason not specified above. No Party shall have any right to terminate this Agreement pursuant to this Section 12.1 if such Party is in material breach of any material provision of this Agreement. If this Agreement is terminated by Buyer in accordance with clause (b) of this Section 12.1, then, each Seller shall promptly refund to Buyer such Seller’s respective Proportionate Share of the Deposit. If this Agreement is terminated in accordance with clauses (a), (c) or (d) of this Section 12.1, then Sellers shall retain the Deposit.

12.2    Effect of Termination. If this Agreement is terminated pursuant to any provision of Section 12.1, no Party shall have any liability to any other Party for such termination pursuant to this Agreement; provided however, that Sections 3.1, 3.4, 3.5, 11.5, this Section 12, and ARTICLE 13, and such defined terms in other Sections required to give context to such Sections, this Agreement shall remain in full force and effect in accordance with their respective terms.

12.3    Return of Information. Upon termination of this Agreement, Buyer shall return to Armstrong all data, books, records and other information (including title, engineering and environmental) furnished by any Seller to Buyer or prepared by or on behalf of Buyer in connection with its due diligence investigation of the Properties and Pipeline, in each case in accordance with the Confidentiality Agreement, and an officer of Buyer shall certify same to Sellers in writing.

12.4    Buyer’s Rights of Specific Performance. If Sellers fail or refuse to close the transactions contemplated by this Agreement, in the absence of a material breach of any provision of this Agreement by Buyer, as Buyer’s sole and exclusive remedy, Buyer shall have the right to enforce specific performance of the transactions contemplated this Agreement.

12.5    Sellers’ Rights of Liquidated Damages. If Armstrong or Sellers elect terminate this Agreement under clauses (c) or (d) of Section 12.1, then, unless the conditions to Closing set forth in Section 7.1 shall not have been satisfied (whether or not Buyer has delivered to Armstrong a written notice thereof) Sellers shall retain the Deposit as permitted by such Section 12.1, and Buyer shall promptly pay each Seller such Seller’s Proportionate Share of an additional Ten Million Dollars ($10,000,000.00), as liquidated damages. Each Seller hereby expressly waives, disclaims and releases, on its own behalf, any and all claims against Buyer arising in connection with or related to a termination hereunder, including all claims for specific performance of the closing of the transactions contemplated hereby. The Parties acknowledge and agree that, as of the time this Agreement was entered into: (a) the anticipated damages in case of a termination of this Agreement were difficult to ascertain; (b) the Parties intended to liquidate the damages in advance; (c) the amount of such liquidated damages are a reasonable estimate of the potential actual damages the breach would cause; and (d) such liquidated damages are not so disproportionate to any possible loss as to constitute a penalty.

ARTICLE 13
MISCELLANEOUS

13.1    Exhibits and Schedules. The Exhibits and Schedules to this Agreement are hereby incorporated in this Agreement by reference and constitute a part of this Agreement.

13.2    Entire Agreement. This Agreement constitutes the entire understanding among the Parties, their respective partners, members, trustees, shareholders, officers, directors and employees with respect to the subject matter hereof, superseding all negotiations, prior discussions and prior agreements and understandings relating to such subject matter. The Confidentiality Agreement shall be terminated as of the Closing Date.

13.3    Amendments. Except for waivers specifically provided for in this Agreement, this Agreement may not be amended nor any rights hereunder waived except by an instrument in writing signed by the Party to be charged with such amendment or waiver and delivered by such Party to the Party claiming the benefit of such amendment or waiver.

13.4    Waiver. The waiver or failure of any Party to enforce any provision of this Agreement shall not be construed or operate as a waiver of any further breach of such provision or of any other provision of this Agreement.

13.5    Expenses. Except as otherwise specifically provided, all fees, costs and expenses incurred by Buyer or Seller in negotiating this Agreement or in consummating the transaction contemplated by this Agreement shall be paid by the Party incurring the same, including engineering, land, title, legal and accounting fees, costs and expenses.

13.6    Notices. All notices and communications required or permitted under this Agreement shall be in writing and addressed as set forth below. Any communication or delivery hereunder shall be deemed to have been duly made and the receiving Party charged with notice: (i) if personally delivered, when received; (ii) if sent by Fedex or other overnight courier, two (2) business days after deposit with such overnight courier; (iii) if mailed, five (5) business days after mailing, certified mail, return receipt requested; or (iv) if sent by facsimile or electronic mail transmission, upon acknowledgment of receipt. All notices shall be addressed as follows:

If to Sellers:	If to Buyer:
Armstrong Cook Inlet, LLC	Cook Inlet Energy, LLC
1421 Blake Street	601 W. 5th Avenue, Suite 310
Denver, Colorado 80202	Anchorage, Alaska 99501
Attn: Ed Kerr	Attention: David Hall
Telephone: 303-623-1821	Telephone: 907-433-3804
Facsimile: 303-623-3019	E-mail: dhall@millerenergyresources.com
ed@armstrongoilandgas.com

Any Party may, by written notice so delivered to the other Parties, change the address or individual to which delivery shall thereafter be made.
13.7    Governing Law; Venue; Wavier of Jury Trial. Except for real property matters, which shall be governed by the law of the State of Alaska, this Agreement and the transactions contemplated hereby and any arbitration or dispute resolution conducted pursuant hereto shall be construed in accordance with, and governed by, the laws of the State of Texas, without regard to its conflicts of laws rules. Subject to Section 13.8 below, the Parties hereby consent to exclusive venue and jurisdiction of all disputes hereunder in the State and Federal courts located in the City and County of Denver, State of Colorado. EACH OF THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, DISCLAIMS AND RELEASES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING IN CONNECTION WITH OR RELATED TO THIS AGREEMENT AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

13.8    Arbitration. Any dispute, controversy, or claim arising out of or relating to this Agreement, or the breach thereof, shall be determined by binding arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules (including Procedures for Large, Complex Commercial Disputes) (“Rules”). Arbitration shall be commenced by any Party delivering to the other Parties written notice (the “Arbitration Demand”) which shall set forth in reasonable detail the basis of the dispute. The Parties shall use their reasonable efforts to agree upon a single arbitrator, who shall be a neutral, disinterested party, who has never been an officer, director, employee or attorney of any of the Parties or any of their Affiliates, who has not less than ten (10) years’ experience in the oil and gas industry, and who has a formal financial, accounting, petroleum engineering or legal education. If the Parties are unable to agree upon a mutually acceptable arbitrator on or before thirty (30) days after receipt of the Arbitration Demand, then each Party shall each select its own arbitrator on or before forty-five (45) days after receipt of the Arbitration Demand, and the two arbitrators so selected shall select a third arbitrator on or before sixty (60) days after receipt of the Arbitration Demand. For purposes of arbitrator appointment and challenge, each Seller agrees that Armstrong shall appoint or, as the case may be, challenge an arbitrator on behalf of all of the Sellers, collectively. The arbitration shall take place in Houston, Texas, and shall be conducted under Rules. The hearing shall be commenced on or before sixty (60) days after the selection of the arbitrators. The Parties and the arbitrators shall proceed diligently and in good faith so that the arbitration award shall be entered on or before thirty (30) days after the close of the arbitration hearing. The decision of the single arbitrator, if one, or the majority of the arbitrators, if more than one, shall be final, binding and non-appealable. The fees charged by the arbitrators for the arbitration shall be paid one-half by Buyer and one-half by Seller. The arbitrator’s shall award the prevailing party its reasonable attorneys’ fees, expert witness fees and related out-of-pocket costs incurred with respect to the arbitration. Notwithstanding anything to the contrary herein, either Party may apply to any court of competent jurisdiction to enforce any arbitration award, specific performance or injunctive relief hereunder. Judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

13.9    Attorney’s Fees. In the event of any disputes related to this Agreement, the prevailing Party shall recover court costs and reasonable attorney’s fees from the opposing Party or Parties.

13.10    Limitation on Damages. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, EACH PARTY HEREBY EXPRESSLY DISCLAIMS, RELEASES AND WAIVES ANY CLAIMS AGAINST THE OTHER PARTIES FOR ANY CONSEQUENTIAL, PUNITIVE, EXEMPLARY, SPECIAL OR INDIRECT DAMAGES (INCLUDING LOST SALES, INCOME, PROFIT, REVENUE, PRODUCTION, RESERVES OR OPPORTUNITY), EXCEPT WITH RESPECT TO INDEMNIFICATION OF THIRD PARTY CLAIMS IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT.

13.11    Assignment. Except as provided in Section (b), no Party shall assign, or contract to assign, any of its rights, interests, obligations or duties under this Agreement without the prior written consent of the other Parties, which consent shall not be unreasonably withheld, conditioned or delayed. Such other Parties shall consent to a proposed assignment hereunder to the extent that the proposed assignee has the financial and technical ability to perform the obligations of assignor under this Agreement, and such assignment is in compliance with the terms and conditions of this Agreement, and the applicable law, including the Securities Laws. Any attempted assignment in breach of this provision shall be null and void. Any assignment hereunder shall be subject to all of the terms and conditions of this Agreement, and the proposed assignee shall agree in writing to assume, bear and perform all of the obligations of the assignor hereunder with respect to the interests assigned by such assignor. Notwithstanding the foregoing, Buyer may assign all or any portion of its rights under this Agreement to an Affiliate of Buyer without Sellers’ consent; provided Buyer shall remain liable to Sellers for all of Buyer’s duties, obligations and liabilities hereunder.

13.12    Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, the Parties, and their respective successors and permitted assigns.

13.13    No Merger; Survival. None of the provisions of this Agreement shall be deemed to have merged with any assignment or other instrument hereafter executed. All representations and warranties contained in the Agreement shall survive the Closing and continue with respect to Claims made before the end of the Indemnity Deadline. Except as otherwise provided herein, the covenants, indemnities and agreements contained in the Agreement shall survive the Closing.

13.14    No Third-Party Beneficiaries. Except for indemnified persons or entities described in Section 11.2 above, this Agreement shall not confer any rights, benefits or remedies upon any person or entity not a Party hereto. The preceding sentence notwithstanding, any claim for indemnity or defense under this Agreement may only be brought by and administered by a Party to this Agreement.

13.15    Construction. The headings of the articles and sections of this Agreement and any listing of its contents are for guidance and convenience of reference only and shall not limit or otherwise affect any of the terms or provisions of this Agreement. All references in this Agreement to Exhibits, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Sections, subsections and other subdivisions of or to this Agreement unless expressly provided otherwise. The words “this Agreement,” “herein,” “hereby,” “hereunder” and “hereof,” and words of similar import, refer to this Agreement as a whole and not to any particular Section, subsection or other subdivision unless expressly so limited. The words “this Section,” and “this subsection,” and words of similar import, refer only to Section or subsection hereof in which such words occur. All references to “$” or “dollars” shall be deemed references to United

States Dollars. The word “including” (in its various forms) means including without limitation. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Appendices, Exhibits and Schedules referred to herein are attached hereto and by this reference incorporated herein for all purposes. References to any law shall mean such law as it may be amended from time to time.

13.16    References. References made in this Agreement, including use of a pronoun, shall be deemed to include where applicable, masculine, feminine, singular or plural, individuals or entities. As used in this Agreement, “person” shall mean any natural person, corporation, partnership, trust, limited liability company, court, agency, government, board, commission, estate or other entity or authority. References to any law or agreement shall mean such law or agreement as it may be amended from time to time.

13.17    Severability. It is the intent of the Parties that the provisions contained in this Agreement shall be severable. If any provisions, in whole or in part, be held invalid as a matter of law, such holding shall not affect the other portions of this Agreement, and such portions that are not invalid shall be given effect without the invalid portion.

13.18    Interpretation. For purposes of interpreting the provisions of this Agreement, it is acknowledged and agreed by Buyer and each Seller that this Agreement is the result of negotiations among Buyer and Sellers; that Buyer and Sellers had equal bargaining power and position, and that no provision of this Agreement shall be interpreted or construed adverse to or against one Party or another as a result of the drafting, preparation or execution of this Agreement.

13.19    Announcements. No Party will make, directly or indirectly, any public comment, statement, or communication with respect to, or otherwise disclose or permit the disclosure of the existence of discussions regarding, a transaction between the Parties or any of the terms, conditions, or other aspects of this Agreement or the transaction contemplated thereby, without the prior written consent of Buyer (in the case of a communication by any Seller) or Armstrong (in the case of any communication by Buyer); provided, however, that the foregoing shall not restrict disclosures to the extent necessary for a Party to perform this Agreement (including disclosures to Governmental Entities or third parties holding preferential rights to purchase, rights of consent or other rights that may be applicable to the transaction contemplated by this Agreement, as reasonably necessary to provide notices, seek waivers, amendments or termination of such rights, or seek such consents) or required (upon advice of counsel) by applicable securities laws or other laws or regulations or the applicable rules of any stock exchange having jurisdiction over the Parties or their respective Affiliates; and provided, further, that, in the case of clauses 13.20 and 13.21, each Party shall use its reasonable efforts to consult with the other Party regarding the contents of any such release or announcement prior to making such release or announcement.

13.20    Timing. Time is of the essence of this Agreement, and each and every term and condition hereof.

13.21    Counterparts/Fax Signatures. This Agreement may be executed by Buyer and Seller in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute but one and the same instrument. Signatures of the Parties transmitted by facsimile or electronic scan transmission in .pdf format shall be considered binding upon the Parties.

[SIGNATURE PAGE FOLLOWS]

EXECUTED on the dates below the signatures hereto, to be effective for all purposes as of the Effective Time.

SELLER:

ARMSTRONG COOK INLET, LLC	GMT EXPLORATION COMPANY, LLC
By: /s/ William D. Armstrong	By: /s/ William D. Lancaster
Name: William D. Armstrong	Name: William D. Lancaster
Title: Manager	Title: President

DALE RESOURCES ALASKA, LLC	JONAH GAS COMPANY, LLC
By: /s/ Cody Miller	By: /s/ John W. Martin
Name: Cody Miller	Name: John D. Martin
Title: Vice President	Title: Manager

NERD GAS COMPANUY, LLC
By: /s/ Neil A. McMurray
Name: Neil A. McMurray
Title: Manager/Member

BUYER:

COOK INLET ENERGY, LLC
By: /s/ David M. Hall
Name: David M. Hall
Title: Chief Executive Officer

Solely with respect to its obligations under Section 4.2(a) hereof:

MILLER ENERGY RESOURCES, INC.
By: /s/ David J. Voyticky
Name: David J. Voyticky
Title: President and Acting Chief Financial Officer

EXHIBIT A

LEASES AND LANDS

EXHIBIT B

WELLS

North Fork Unit No. 22-35 Well
ADL 391210, Segment 2, North Fork Unit Tract 8A
T.4S. R. 14 W., Seward Meridian, Alaska
Section 35: E/2NW/4, NE/4SW/4, N/2E/4, 200 acres

Owner's Name	Type	Working Int	Net Rev Int
Armstrong Cook Inlet, LLC	O	0.00000000	0.00069073
Armstrong Cook Inlet, LLC	W	0.20000000	0.16054993
Dale Resources Alaska, LLC	O	0.00000000	0.00120878
Dale Resources Alaska, LLC	W	0.35000000	0.28096250
GMT Exploration Company, LLC	O	0.00000000	0.00103610
GMT Exploration Company, LLC	W	0.30000000	0.24082500
Jonah Gas Company, LLC	O	0.00000000	0.00025903
Jonah Gas Company, LLC	W	0.07500000	0.06020625
Nerd Gas Company, LLC	O	0.00000000	0.00025903
Nerd Gas Company, LLC	W	0.07500000	0.06020625
			0.8062036

North Fork Unit No. 22-35 Well
ADL 2095, Segment 1, North Fork Unit Tract 5
T.4S. R. 14 W., Seward Meridian, Alaska
Section 25: N/SW/4, S/2NW/4, W/2SE/4, SW/4NE/4, 280 acres

Owner's Name	Type	Working Int	Net Rev Int
Armstrong Cook Inlet, LLC	O	0.00000000	0.00456187
Armstrong Cook Inlet, LLC	W	0.20000000	0.1556051
Dale Resources Alaska, LLC	O	0.00000000	0.00798326
Dale Resources Alaska, LLC	W	0.35000000	0.27230913
GMT Exploration Company, LLC	O	0.00000000	0.00684280
GMT Exploration Company, LLC	W	0.30000000	0.23340783
Jonah Gas Company, LLC	O	0.00000000	0.0017107
Jonah Gas Company, LLC	W	0.07500000	0.05835196
Nerd Gas Company, LLC	O	0.00000000	0.00171070
Nerd Gas Company, LLC	W	0.07500000	0.05835196
			0.80083531

North Fork Unit No. 22-35 Well
ADL 391210, Segment 3, North Fork Unit Tract 9
T.4S. R. 14 W., Seward Meridian, Alaska
Section 35: NE1/4, 160 acres

Owner's Name	Type	Working Int	Net Rev Int
Armstrong Cook Inlet, LLC	O	0.00000000	0.00142131
Armstrong Cook Inlet, LLC	W	0.20000000	0.15941515
Dale Resources Alaska, LLC	O	0.00000000	0.00248753
Dale Resources Alaska, LLC	W	0.35000000	0.27897653
GMT Exploration Company, LLC	O	0.00000000	0.00213217
GMT Exploration Company, LLC	W	0.30000000	0.23912274
Jonah Gas Company, LLC	O	0.00000000	0.00053305
Jonah Gas Company, LLC	W	0.07500000	0.05978069
Nerd Gas Company, LLC	O	0.00000000	0.00053305
Nerd Gas Company, LLC	W	0.07500000	0.05978069
			0.80418291

North Fork Unit No. 22-35 Well
ADL 391211, Segment 6, North Fork Unit Tract 7
T.4S. R. 14 W., Seward Meridian, Alaska
Section 26: W/2SE1/4, 80 acres

Owner's Name	Type	Working Int	Net Rev Int
Armstrong Cook Inlet, LLC	O	0.00000000	0.00079683
Armstrong Cook Inlet, LLC	W	0.20000000	0.15892749
Dale Resources Alaska, LLC	O	0.00000000	0.00139466
Dale Resources Alaska, LLC	W	0.35000000	0.27812315
GMT Exploration Company, LLC	O	0.00000000	0.00119543
GMT Exploration Company, LLC	W	0.30000000	0.23839127
Jonah Gas Company, LLC	O	0.00000000	0.00029886
Jonah Gas Company, LLC	W	0.07500000	0.05959782
Nerd Gas Company, LLC	O	0.00000000	0.00029886
Nerd Gas Company, LLC	W	0.07500000	0.05959782
			0.79862219

North Fork Unit No. 22-35 Well
ADL 391210, Segment 3, North Fork Unit Tract 9
T.4S. R. 14 W., Seward Meridian, Alaska
Section 35: NE1/4, 160 acres

Owner's Name	Type	Working Int	Net Rev Int
Armstrong Cook Inlet, LLC	O	0.00000000	0.00142131
Armstrong Cook Inlet, LLC	W	0.20000000	0.15941515
Dale Resources Alaska, LLC	O	0.00000000	0.00248753
Dale Resources Alaska, LLC	W	0.35000000	0.27897653
GMT Exploration Company, LLC	O	0.00000000	0.00213217
GMT Exploration Company, LLC	W	0.30000000	0.23912274
Jonah Gas Company, LLC	O	0.00000000	0.00053305
Jonah Gas Company, LLC	W	0.07500000	0.05978069
Nerd Gas Company, LLC	O	0.00000000	0.00053305
Nerd Gas Company, LLC	W	0.07500000	0.05978069
			0.80418291

North Fork Unit No. 22-35 Well
ADL 2095, Segment 1, North Fork Unit Tract 5A
T.4S. R. 14 W., Seward Meridian, Alaska
Section 25: S1/2SW1/4, 80 acres

Owner's Name	Type	Working Int	Net Rev Int
Armstrong Cook Inlet, LLC	O	0.00000000	0.00456177
Armstrong Cook Inlet, LLC	W	0.20000000	0.1556052
Dale Resources Alaska, LLC	O	0.00000000	0.00798326
Dale Resources Alaska, LLC	W	0.35000000	0.27230913
GMT Exploration Company, LLC	O	0.00000000	0.00684280
GMT Exploration Company, LLC	W	0.30000000	0.23340783
Jonah Gas Company, LLC	O	0.00000000	0.0017107
Jonah Gas Company, LLC	W	0.07500000	0.05835196
Nerd Gas Company, LLC	O	0.00000000	0.00171070
Nerd Gas Company, LLC	W	0.07500000	0.05835196
			0.80083531

EXHIBIT C

RIGHTS-OF-WAY

Rights of Way
Gas Sales Agreement between Anchor Point Energy, LLC and Alaska Pipeline Company dated September 21,2009
Gas Sales Agreement among Armstrong Cook Inlet, LLC, Dale Resources Alaska, LLC, GMT Exploration Company, LLC, Jonah Gas Company, LLC, Nerd Gas Company, LLC and Anchor Point Energy, LLC dated March 30, 2011

Low Volume Interconnection Agreement North Fork Gate Connection between ENSTAR Natural Gas Company and Anchor Point Energy, LLC dated February 27, 2012
Letter Agreement between Anchor Point Energy, LLC and Alaska Pipeline Company dated August 5, 2013
ADL 230928 Right-of-Way Lease for the North Fork Pipeline By and Between The State of Alaska and Anchor Point Energy, LLC
Blowdown Easement by and between the Kenai Peninsula Borough and Anchor Point Energy, LLC
Kenai Peninsula Borough Permit No. 2010-11
Easement Agreement between Cook Inlet Region, Inc. and Armstrong Cook Inlet, LLC dated November 15, 2010

EXHIBIT D

ASSIGNED CONTRACTS

Assigned Contracts
PSA between Armstrong Cook Inlet, LLC, Alliance Energy Group, LLC, Gas Pro Alaska, LLC, CPB Alaska Oil & Gas, LLC, Knoll Acres Associates, LLC, and IQ Gas, LLC Dated July 15, 2007
PSA between Armstrong Cook Inlet, LLC and Alliance Energy Group, LLC Dated July 15, 2007
Acquisition and Participation Agreement between Armstrong Cook Inlet, LLC and GMT Exploration Company, LLC dated February 1, 2008
Acquisition and Participation Agreement between Armstrong Cook Inlet, LLC and Dale Resources Alaska, LLC dated February 1, 2008
Acquisition and Participation Agreement between Armstrong Cook Inlet, LLC and Nerd Gas Company, LLC dated February 1, 2008
Acquisition and Participation Agreement between Armstrong Cook Inlet, LLC and Jonah Gas Company, LLC dated February 1, 2008
Letter Agreement between Armstrong Cook Inlet, LLC and Marathon Oil Company and Marathon Alaska Production, LLC dated July 16, 2010
Assignment and Bill of Sale Agreement between Union Oil Company of California and Armstrong Cook Inlet, LLC dated August 2, 2010
Gas Sales Agreement among Armstrong Cook Inlet, LLC, Dale Resources Alaska, LLC, GMT Exploration Company, LLC, Jonah Gas Company, LLC, Nerd Gas Company, LLC and Anchor Point Energy, LLC dated March 30,

North Fork Unit Agreement dated August 17, 2012
North Fork Unit Operating Agreement dated February 1, 2008
Unit Plan of Operations Approval dated September 29, 2010
48th Plan of Development Approval dated February 21, 2013
Easement Agreement between Cook Inlet Region, Inc. and Armstrong Cook Inlet, LLC dated November 15, 2010
Gas Sales Agreement between Anchor Point Energy, LLC and Alaska Pipeline Company dated September 21, 2009
Gas Sales Agreement among Armstrong Cook Inlet, LLC, Dale Resources Alaska, LLC, GMT Exploration Company, LLC, Jonah Gas Company, LLC, Nerd Gas Company, LLC and Anchor Point Energy, LLC dated March 30, 2011

Low Volume Interconnect Agreement North Fork Gate Connection between ENSTAR Natural Gas Company and Anchor Point Energy, LLC dated February 27, 2012
Letter Agreement between Anchor Point Energy, LLC and Alaska Pipeline Company dated August 5, 2013
ADL 230928 Right-of-Way Lease for the North Fork Pipeline By and Between The State of Alaska and Anchor Point Energy, LLC
Blowdown Easement by and between the Kenai Peninsula Borough and Anchor Point Energy, LLC
Kenai Peninsula Borough Permit No. 2010-11

EXHIBIT F

Assignment, Conveyance and Bill of Sale

THIS ASSIGNMENT, CONVEYANCE AND BILL OF SALE (the “Assignment”), dated this ____ day of __________, 201__, to be effective as of the ___________, 201_ (the “Effective Time”) is from Armstrong Cook Inlet, LLC, a Colorado limited liability company (“Armstrong”), GMT Exploration Company, LLC, a Delaware limited liability company (“GMT”), Dale Resources Alaska, LLC, a Texas limited liability company (“Dale”), Jonah Gas Company, LLC, a Wyoming limited liability company (“Jonah”), and Nerd Gas Company, LLC, a Wyoming limited liability company (“Nerd”), collectively, “Assignors” and each an “Assignor”), to Cook Inlet Energy, LLC, a Alaska limited liability company, whose address is
601 W. 5th Avenue, Suite 310, Anchorage, Alaska 99501 (“Assignee”). Assignors and Assignee are referred to herein, individually, as a “Party” and, collectively, as the “Parties.”

FOR TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignors hereby sell, assign and transfer to Assignee all of Assignors’ right, title and interest in and to the following, but reserving and excepting unto Assignors the Excluded Properties (collectively, the “Properties”):
(a)    The oil and gas leasehold estates created by the oil and gas leases (including all leasehold estates, mineral interests, royalty interests, overriding royalty interests, net profits interests, carried interest, reversionary rights, contractual rights to production arising after the Effective Time, other interests in Hydrocarbons in, under, or that may be produced from or attributable to Lands or similar interests), specifically described in Exhibit A (the “Leases“), insofar and only insofar as the Leases cover the lands (the “Lands“) described in Exhibit A (including the surface estates covering all or a portion of such Lands specifically described in Exhibit A);
(b)    All unitization, pooling and communitization agreements, declarations, orders, and the units created thereby relating to the properties and interests described in paragraph (a) (“Units“) and to the production of natural gas, casinghead gas, natural gas liquids, condensate, products, crude oil and all other hydrocarbons, whether gaseous or liquid (“Hydrocarbons“), if any, attributable to said properties and interests, and all surface leases, permits, rights-of-way, easements and other surface rights agreements used or held in connection with the exploration, drilling, production, gathering, treatment, processing, storing, sale or disposal of Hydrocarbons or produced water from the interests described in paragraph (a) and this paragraph (b);

(c)    The oil and gas wells, water wells, cathodic protection wells, carbon dioxide wells, salt water disposal wells, injection wells, observation wells, and other wells and well bores that are or may be located on the Lands or used in connection with the Leases and Units, including all rights-of-way related thereto, whether producing, shut-in, temporarily abandoned or plugged (the “Wells“), including those specifically described in Exhibit B, and including all of the personal property, equipment, fixtures and improvements used in connection therewith;

(d)    The equipment, personal property, facilities, fixtures and improvements located on the Lands or used or held for use solely in connection with the operation of the items described in paragraphs (a) through (f)  including any wells described in Exhibit B, casing, rods, well heads, pumps, pads, tanks, flow lines, gauges, meters, compressors, engines, buildings, platforms, gates and roads, including those items specifically described in Exhibit B;

(e)    The contracts, agreements arising in connection with or related to the Properties to which Sellers are a party or by which the Properties are otherwise bound, including operating, unit, pooling and communization, exploration, farmout, and farmin, area of mutual interest, production, gathering, processing, balancing, marketing, transportation, supply, joint venture, participation, exchange, and purchase and sale agreements, agreements for the sale and purchase of Hydrocarbons, saltwater disposal agreements, drilling and other service agreements (but excluding master service agreements) and the Material Contracts, but excluding to the extent any exist, any (i) Hedge Contracts and (ii) Debt Contracts (as hereafter defined), including those identified in Exhibit D (the “Assigned Contracts“);

(f)    All flowlines, gas gathering and transportation pipelines, equipment, facilities and systems located on the Lands, or used in connection with the operation of the Wells and pipeline rights-of-way including those described in Exhibit C (the “Rights-of-Way“), along with all of the related equipment, facilities, improvements and fixtures attached thereto, and that certain Gas Sales Agreement (the “GSA“) dated March 30, 2011, between Anchor Point and Sellers (including any and all such interests of Anchor Point Energy, LLC, collectively, the “Pipeline System“);

(g)    To the extent transferable and in Armstrong’s possession, all of Armstrong’s land records, lease records, production records, electronic and other files showing royalties and other amounts paid or payable to third-party interest holder in the Wells, correspondence, contract files, title records (including abstracts of title, title opinions and memoranda, title curative documents, broker run sheets and landowner contact information), permits and other records relating to the items described in paragraphs (a) through (f) (the “Records“);

(h)    All Hydrocarbons (or the proceeds from the sale of Hydrocarbons) (i) produced from or attributable to the Leases, Units, and Wells from and after the Effective Time or (ii) located in pipelines or in tanks above the pipeline sales connection attributable to the Leases, Units, and Wells from and after the Effective Time;

(i)    All of the Sellers’ surface fee interests in the Lands; and

All of the Sellers’ goodwill and going concern value associated with the foregoing property Notwithstanding anything to the contrary, Assignors hereby expressly reserve and except unto Assignors all right, title and interest in and to the following (the “Excluded Properties”):
(a)    In accordance with the purchase and sale agreement between the Parties, the Hydrocarbons with respect to all periods prior to the Effective Time, together with all proceeds from and rights relating to the sale of such Hydrocarbons;

(b)    All funds, monies, proceeds, income, revenues, credits, receipts and benefits (and any bonds, security, deposits, advances or prepayments) attributable to the Properties or the operation thereof prior to the Effective Time;

(c)    All claims of Sellers for credits, refunds, payments, revenues or loss carry forwards attributable to the Properties or the operation thereof prior to the Effective Time, including: (A) production, severance, ad valorem or other taxes attributable to the Properties; (B) income, occupational or franchise taxes; (C) State of Alaska oil and gas credits, and (D) any other type of payment, credit, revenue or refund;

(d)    All of each Seller’s claims, causes of action and chooses in action: (A) arising from acts, omissions or events, or damage to or destruction of property, occurring prior to the Effective Time; or (B) arising under or with respect to any of the Leases and the Assigned Contracts that are attributable to expenses incurred prior to the Effective Time (including audit rights, and claims for overpayments, adjustments or refunds);

(e)    All of each Seller’s claims for all periods prior to the Effective Time: (A) under any policy or agreement of insurance, indemnity, surety, guaranty or bond; or (B) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions or events, or damage to or destruction of property;

(f)    All of Sellers’ intellectual property, patents, copyrights, and trade secrets, names, marks and logos, and all software, studies, interpretations, compilations and reports relating to geology, geophysics and reserve characteristics of the Lands, as well as any information or interpretative or proprietary data which Seller considers confidential or proprietary to Seller or which such Seller cannot lawfully disclose or assign to Buyer due to third party restrictions;

(g)    All documents, memoranda, correspondence and other communications that may be protected by an attorney-client privilege or the attorney work-product privilege; (in each case, other than title related materials, including title opinions and matters relating to Anchor Point);

(h)    All agreements, memoranda and correspondence among Sellers, any Seller’s affiliates, any Seller’s brokers, sales agents, investment bankers and prospective purchasers of the Properties, and their respective officers, directors, shareholders, managers, members and employees, including contact lists, sales materials, confidentiality agreements, bids, offers, analyses, and draft agreements;

(i)    All of each Seller’s corporate, financial, accounting and Tax records, except those Tax records for production, severance and property taxes allocable to the Properties or which are necessary for Buyer’s ownership, administration or operation of the Properties or Anchor Point; and

(i)    All of Armstrong’s bonds, security deposits, certificates of deposit, advances, funds, sureties, guarantees and pledges related to the ownership or operation of the Properties or Anchor Point.

TO HAVE AND TO HOLD the Properties unto Assignee, and Assignee’s successors and assigns, subject to the following terms, conditions, reservations and limitations.
This Assignment is made subject to and burdened by the terms and conditions of the Purchase and Sale Agreement. In the event of any conflict between this Assignment and the Acquisition Agreement, the terms of the Purchase and Sale Agreement shall control and govern the point in conflict. Except as otherwise defined herein, all capitalized terms in this Assignment shall have the meanings assigned to them in the Purchase and Sale Agreement.
Assignors hereby warrant title to the Properties against any Liens and encumbrances arising by, through or under Assignors from and after May 1, 2012, but not otherwise, subject to the terms and conditions of this Assignment, the Purchase and Sale Agreement, the Permitted Encumbrances described in the Purchase and Sale Agreement. EXCEPT FOR EACH ASSIGNOR’S EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THE PURCHASE AND SALE AGREEMENT, AND EACH ASSIGNOR’S SPECIAL WARRANTY OF TITLE IN THIS ASSIGNMENT, THE PROPERTIES ARE BEING CONVEYED BY ASSIGNORS TO ASSIGNEE WITHOUT WARRANTY OF ANY KIND,

EXPRESS, IMPLIED, STATUTORY, AT COMMON LAW OR OTHERWISE, AND THE PARTIES HEREBY EXPRESSLY DISCLAIM, WAIVE AND RELEASE ANY AND ALL WARRANTIES OF MERCHANTABILITY, CONDITION, SAFETY, OR FITNESS FOR A PARTICULAR PURPOSE, AND ASSIGNEE ACCEPTS THE PROPERTIES “AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT RECOURSE.” THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAWS, THE DISCLAIMERS CONTAINED IN THIS ASSIGNMENT ARE “CONSPICUOUS” FOR THE PURPOSES OF ALL APPLICABLE LAWS.
Subject to the terms and conditions of the Purchase and Sale Agreement, Assignee hereby assumes all duties, obligations and liabilities arising in connection with or related to the Properties, including the plugging and abandonment of the Wells, the Pipeline System, and the restoration and Remediation of the Land in accordance with the terms of the Leases and all applicable law.
Separate governmental form assignments of the Properties and the Pipeline System may be executed on officially approved forms by each Assignor to Assignee, in sufficient counterparts to satisfy applicable statutory and regulatory requirements. Those assignments shall be deemed to contain all of the terms hereof. The interests conveyed by such separate assignments are the same, and not in addition to, the interests conveyed herein.
This Assignment shall be binding upon and inure to the benefit of each Assignor and Assignee, and their respective successors and assigns.
This Assignment may be executed one or more counterparts, and each counterpart shall be deemed to be an original, but all of such counterparts together shall constitute one and the same instrument.
[SIGNATURE PAGE FOLLOWS]

EXECUTED on the dates below the signatures hereto to be effective for all purposes as of the Effective Time.

ASSIGNOR:

Armstrong Cook Inlet, LLC	GMT Exploration Company, LLC
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Dale Resources Alaska, LLC	Jonah Gas Company, LLC
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Nerd Gas Company, LLC
By:
Name:
Title:
Date:

ASSIGNEE:

Cook Inlet Energy, LLC
By:
Name:
Title:
Date:

STATE OF _________________    )
) ss:
COUNTY OF ________________    )

The foregoing instrument was acknowledged before me on this ___ day of _________________, 2013, by _____________ as the ______________ of ________________, a ___________ ____________, on behalf of such ___________.
(SEAL)

Notary Public in and for the State of __________
My Commission Expires:

STATE OF _________________    )
) ss:
COUNTY OF ________________    )

The foregoing instrument was acknowledged before me on this ___ day of _____________, 2013, by ______________ as the ____________ of Cook Inlet Energy, LLC., a ______________ limited liability company, on behalf of said company.
(SEAL)

Notary Public in and for the State of _________
My Commission Expires:

EXHIBIT G
Assignment of Membership Interest
THIS ASSIGNMENT OF MEMBERSHIP INTEREST (the “Assignment”), dated this ____ day of __________, 201__, to be effective as of the _________, 201__ (the “Effective Time) is from Armstrong Cook Inlet, LLC, a Colorado limited liability company (“Armstrong”), GMT Exploration Company, LLC, a Delaware limited liability company (“GMT”), Dale Resources Alaska, LLC, a Texas limited liability company (“Dale”), Jonah Gas Company, LLC, a Wyoming limited liability company (“Jonah”), and Nerd Gas Company, LLC, a Wyoming limited liability company (“Nerd”), collectively, “Assignors” and each an “Assignor”), to Cook Inlet Energy, LLC, a Alaska limited liability company, whose address is 601 W. 5th Avenue, Suite 310, Anchorage, Alaska 99501 (“Assignee”). Assignors and Assignee are referred to herein, individually, as a “Party” and, collectively, as the “Parties.”
FOR TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignors hereby sell, assign and transfer to Assignee all of Assignors’ right, title and interest in and to the membership interests (the “Interests”) of Anchor Point Energy, LLC, a Colorado limited liability company.
This Assignment is made subject to and burdened by the terms and conditions of the Purchase and Sale Agreement. In the event of any conflict between this Assignment and the Acquisition Agreement, the terms of the Purchase and Sale Agreement shall control and govern the point in conflict. Except as otherwise defined herein, all capitalized terms in this Assignment shall have the meanings assigned to them in the Purchase and Sale Agreement.
Assignors hereby warrant title to the Interests against any Liens and encumbrances arising by, through or under Assignors and their Affiliates, but not otherwise. EXCEPT FOR ASSIGNOR’S EXPRESS REPRESENTATIONS AND WARRANTIES CONTAINED IN THE PURCHASE AND SALE AGREEMENT, AND THE SPECIAL WARRANTY OF TITLE IN THIS ASSIGNMENT, THE INTERESTS ARE BEING CONVEYED BY ASSIGNORS TO ASSIGNEE WITHOUT WARRANTY OF ANY KIND, EXPRESS, IMPLIED, STATUTORY, AT COMMON LAW OR OTHERWISE, AND THE PARTIES HEREBY EXPRESSLY DISCLAIM, WAIVE AND RELEASE ANY AND ALL WARRANTIES OF MERCHANTABILITY, CONDITION, SAFETY, OR FITNESS FOR A PARTICULAR PURPOSE, AND ASSIGNEE ACCEPTS THE INTERESTS “AS IS, WHERE IS, WITH ALL FAULTS, AND WITHOUT RECOURSE.” THE PARTIES HEREBY ACKNOWLEDGE AND AGREE THAT, TO THE EXTENT REQUIRED BY APPLICABLE LAWS, THE DISCLAIMERS CONTAINED IN THIS ASSIGNMENT ARE “CONSPICUOUS” FOR THE PURPOSES OF ALL APPLICABLE LAWS.
Subject to the terms and conditions of the Purchase and Sale Agreement, Assignee hereby assumes all duties, obligations and liabilities arising in connection with or related to the Interests.
This Assignment shall be binding upon and inure to the benefit of each Assignor and Assignee, and their respective successors and assigns.
This Assignment may be executed one or more counterparts, and each counterpart shall be deemed to be an original, but all of such counterparts together shall constitute one and the same instrument.
[SIGNATURE PAGE FOLLOWS]

EXECUTED on the dates below the signatures hereto to be effective for all purposes as of the Effective Time.

ASSIGNOR:

Armstrong Cook Inlet, LLC	GMT Exploration Company, LLC
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Dale Resources Alaska, LLC	Jonah Gas Company, LLC
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Nerd Gas Company, LLC
By:
Name:
Title:
Date:

ASSIGNEE:

Cook Inlet Energy, LLC
By:
Name:
Title:
Date:

EXHIBIT H

DISCLOSURES

Disclosure Schedule
Gas Sales Agreement between Anchor Point Energy, LLC and Alaska Pipeline Company dated September 21, 2009
Gas Sales Agreement among Armstrong Cook Inlet, LLC, Dale Resources Alaska, LLC, GMT Exploration Company, LLC, Jonah Gas Company, LLC, Nerd Gas Company, LLC and Anchor Point Energy, LLC dated March 30, 2011

Easement Agreement by and between Cook Inlet Region, Inc. and Armstrong Cook Inlet, LLC dated effective November 15, 2010
Acquisition and Participation Agreement between Armstrong Cook Inlet, LLC and GMT Exploration Company, LLC dated February 1, 2008
Acquisition and Participation Agreement between Armstrong Cook Inlet, LLC and Dale Resources Alaska, LLC dated February 1, 2008
Acquisition and Participation Agreement between Armstrong Cook Inlet, LLC and Nerd Gas Company, LLC dated February 1, 2008
Acquisition and Participation Agreement between Armstrong Cook Inlet, LLC and Jonah Gas Company, LLC dated February 1, 2008
Those certain assignments of overriding royalty interests from the Estate of Robert Hickel to Betty Hickel
That certain email between Ed Kerr and Kevin A. Tabler whereby Chevron USA, Inc. and Union Oil Company of California waive any preferential rights, if any, created in that certain PSA between Union Oil Company of California and GAS-PRO dated May 1, 1996

That certain email between Ed Kerr and Keith A. Wiles whereby Marathon Oil Company waives preferential rights created in that certain PSA between Union Oil Company of California and GAS-PRO dated May 1, 1996

PSA between ConocoPhillips Alaska, Inc. and Alliance Energy Group LLC dated May 7, 2004
PSA between Sun Operating Limited Partnership and Gas-Pro dated January 15, 1997
Joint Venture Agreement with Anadarko and Conoco referenced in email between Noah and Snead dated January 6, 2001
Agreement dated October 3, 1957 as amended between Standard Oil Corporation, predecessor to Cheveron USA Inc. and Richfield Oil Corporation, predecessor to Arco Alaska, Inc. for the exploration and development of the Kenai Basin.

Letter Agreement between Gas-Pro Alaska, L.L.C. and Marathon Oil Company dated July 21, 1997
North Fork Unit Agreement dated May 11, 1965
North Fork Unit Area Unit Operating Agreement dated May 11, 1965
PSA between Armstrong Cook Inlet, LLC, Alliance Energy Group, LLC, Gas Pro Alaska, LLC, CPB Alaska Oil & Gas, LLC, Knoll Acres Associates, LLC, and IQ Gas, LLC dated July 15, 2007
PSA between Armstrong Cook Inlet, LLC and Alliance Energy Group, LLC dated July 15, 2007
That certain Division Order Title Opinion done by Stoel Rives LLP, dated October 29, 2012 covering the North Fork Unit Area
Any and all Claims by any overriding royalty interest owner for payment based upon the pooling or unitization of all or any portion of the Leases or the Lands

[Suspense funds held in connection with production]

Holders of Anchor Point:
Dale Resources Alaska, LLC 35%
GMT Exploration Company, LLC 30%
Armstrong Cook Inlet, LLC 20%
Jonah Gas Company, LLC 7.5%
Nerd Gas Company, LLC 7.5%

Low Volume Interconnection Agreement North Fork Gate Connection between ENSTAR Natural Gas Company and Anchor Point Energy, LLC dated February 27, 2012
Letter Agreement between Anchor Point Energy, LLC and Alaska Pipeline Company dated August 5, 2013

SCHEDULE I

PERMITS

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EXHIBIT J

ESCROW AGREEMENT

Escrow Account No: _______________

Effective Date ______________

Pursuant to this Escrow Agreement (this “Agreement”), dated _____________, the Depositors identified below (the "Depositors") hereby establish an Escrow Account (the "Account") with U.S. Bank National Association a national banking association (the "Agent"), to be maintained and administered in accordance with the following terms and conditions:

The funds and/or property described on Schedule I attached hereto and incorporated herein (the "Assets") will be deposited in the Account upon delivery thereof to the Agent in the manner and at the time(s) specified in the said Schedule I. The Agent is hereby authorized and directed by each of the Depositors, as their escrow agent, to hold, deal with and dispose of the Assets as provided in the Instructions set forth in Schedule II attached hereto and incorporated herein; subject, however, to the terms and conditions set forth below, which in all events, shall govern and control over any contrary or inconsistent provisions contained in Schedules I or II attached hereto.

1.    Agent's Duties. Agent's duties and responsibilities shall be limited to those expressly set forth in this Escrow Agreement, and Agent shall not be subject to, or obliged to recognize, any other agreement between any or all of the Depositors or any other persons even though reference thereto may be made herein; provided, however, this Agreement may be amended at any time or times by an instrument in writing signed by all the parties hereto. Agent shall not be subject to or obligated to recognize any notice, direction or instruction of any or all of the parties hereto or of any other person, except as expressly provided for and authorized in Schedule II and in performing any duties under the Escrow Agreement, Agent shall not be liable to any party for consequential damages, (including, without limitation lost profits) losses, or expenses. Notwithstanding anything to the contrary set forth in this Agreement, Agent shall be liable for such damages, losses or expenses arising from or otherwise relating to the gross negligence or willful misconduct on the part of the Agent.

2.    Court Orders or Process. If any controversy arises between the parties to this Agreement, or with any other party, concerning the subject matter of this Agreement, its terms or conditions, Agent will not be required to determine the controversy or to take any action regarding it. Agent may hold all documents and funds and may wait for settlement of any such controversy by final appropriate legal proceedings or other means as, in Agent’s discretion, Agent may require, despite what may be set forth elsewhere in this Agreement. In such event, Agent will not be liable for interest or damage. Agent is authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Account, the Assets or this Agreement, without determination by the Agent of such court's jurisdiction in matter. If any Assets are at any time attached, garnished, or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then in any such events Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel of its own choosing is binding upon it; and if Agent complies with any such order writ, judgment or decree, it shall not be liable to any of the Depositors or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

3.    Agent's Actions and Reliance. Agent shall not be personally liable for any act taken or omitted by it hereunder if taken or omitted by it in good faith and in the exercise of its own best judgment. Agent shall also be fully protected in relying upon any written notice, instruction, direction, certificate or document which in good faith it believes to be genuine.

4.    Collections. Unless otherwise specifically indicated in Schedule II, Agent shall proceed as soon as practicable to collect any checks, interest due, matured principal or other collection items with respect to Assets at any time deposited in the Account. All such collections shall be subject to the usual collection procedures regarding items received by Agent for deposit or collection. Agent shall not be responsible for any collections with respect to Account Assets if Agent is not registered as record owner thereof or otherwise is not entitled to request or receive payment thereof as a matter of legal or contractual right. All collection payments shall be deposited to the Account, except as otherwise provided in Schedule II. Agent shall not be required or have a duty to notify anyone of any payment or maturity under the terms of any instrument, security or obligation deposited in the Account, nor to take any legal action to enforce payment of any check, instrument or other security deposited in the Account. The Account is a safekeeping escrow account, and no interest shall be paid by Agent on any money deposited or held therein, except as provided in Section 6 hereof.

5.    Agent Responsibility. Agent shall not be responsible or liable for the sufficiency or accuracy of the form, execution, validity or genuineness of documents, instruments or securities now or hereafter deposited in the Account, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein. Registered ownership of or other legal title to Assets deposited in the Account shall be maintained in the name of Agent, or its nominee, only if expressly provided in Schedule II. Agent may maintain qualifying Assets in a Federal Reserve Bank or in any registered clearing agency (including, without limitation, the Depository Trust Company) as Agent may select, and may register such deposited Assets in the name of Agent or its agent or nominee on the records of such Federal Reserve Bank or such registered clearing agency or a nominee of either. Agent shall not be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement or this Agreement.

6.    Investments. Agent is hereby directed to deposit and invest funds (if the Assets includes funds) in the U.S. Bank Money Market Savings Account. Depositors acknowledge that the U. S. Bank Money Market account is a U. S. Bank National Association (“U.S. Bank”) interest-bearing money market deposit account designed to meet the needs of U.S. Bank’s Corporate Trust Services Escrow Group and other Corporate Trust customers of U.S. Bank. Selection of this investment includes authorization to place funds on deposit with U.S. Bank. U. S. Bank uses the daily balance method to calculate interest on this account (actual/365 or 366). This method applies a daily periodic rate to the principal balance in the account each day. Interest is accrued daily and credited monthly to the account. Interest rates currently offered on the accounts are determined at U. S. Bank’s discretion and may be tiered by customer deposit amount. The owner of the accounts is U. S. Bank as Agent for its trust customers. U.S. Bank’s trust department performs all account deposits and withdrawals. Each customer’s deposit is insured by the Federal Deposit Insurance Corporation as determined under FDIC Regulations, up to applicable FDIC limits. Any and all interest earned on the Assets after the deposit shall be added to the Assets and shall become a part thereof. Agent shall thereafter hold, maintain and utilize the Assets pursuant to the terms and conditions of this Agreement. Depositors shall provide Agent with a W-9 or original W-8 IRS tax form prior to the disbursement of interest and Agent will file the appropriate 1099 or other required forms pursuant to Federal and Colorado laws. A statement of citizenship will be provided if requested by Agent. Agent shall not be responsible for maximizing the yield on the Assets. Agent shall not be liable for losses, penalties or charges incurred upon any sale or purchase of any such investment.

7.    Notices/Directions to Agent. Notices and directions to Agent from Depositors, or from other persons authorized to give such notices or directions as expressly set forth in Schedule II, shall be in writing and signed by an authorized representative as identified pursuant to Schedule II, and shall not be deemed to be given until actually received by Agent's employee or officer who administers the Account. Agent shall not be responsible or liable for the authenticity or accuracy of notices or directions properly given hereunder if the written form and execution thereof on its face purports to satisfy the requirements applicable thereto as set forth in Schedule II, as determined by Agent in good faith without additional confirmation or investigation.

8.    Books and Records. Agent shall maintain books and records regarding its administration of the Account, and the deposit, investment, collections and disbursement or transfer of Assets, shall retain copies of all written notices and directions sent or received by it in the performance of its duties hereunder, and shall afford each Depositor reasonable access, during regular business hours, to review and make photocopies (at Depositor's cost) of the same.

9.    Disputes Among Depositors and/or Third Parties. In the event Agent is notified of any dispute, disagreement or legal action between or among any of the Depositors, and/or any third parties, relating to or arising in connection with the Account, the Assets or the performance of the Agent's duties under this Agreement, the Agent shall be authorized and entitled, subject to Section 2 hereof, to suspend further performance hereunder, to retain and hold the Assets then in the Account and take no further action with respect thereto until the matter has been fully resolved, as evidenced by written notification signed by all Depositors and any other parties to such dispute, disagreement or legal action.

10.    Notice by Agent. Any notices which Agent is required or desires to give hereunder to any of the Depositors shall be in writing and may be given by mailing the same to the address indicated below opposite the signature of such Depositor (or to such other address as said Depositor may have theretofore substituted therefor by written notification to Agent), by United States certified or registered mail, postage prepaid. For all purposes hereof any notice so mailed shall be as effectual as though served upon the person of the Depositor to whom it was mailed at the time it is deposited in the United States mail by Agent whether or not such undersigned thereafter actually receives such notice. Whenever under the terms hereof the time for Agent's giving a notice or performing an act falls upon a Saturday, Sunday, or holiday, such time shall be extended to the next business day.

11.    Legal Counsel. If Agent believes it to be reasonably necessary to consult with counsel concerning any of its duties in connection with the account or this Agreement, or in case Agent becomes involved in litigation on account of being escrow agent hereunder or on account of having received property subject hereto, then in either case, except for gross negligence or willful misconduct on the part of Agent, Agent’s costs, expenses, and reasonable attorney's fees shall be borne equally by the Depositors.

12.    Agent Compensation. Agent shall be paid a fee for its services as set forth on Schedule III attached hereto and incorporated herein, which shall be subject to increase upon notice sent to Depositors, and reimbursed for its reasonable costs and expenses incurred. If Agent's fees, or reasonable costs or expenses, provided for herein, are not paid within ninety (90) days of written demand delivered to the Depositors, Agent shall have the right to sell such portion of the Assets held in the Account as necessary and reimburse itself therefor from the proceeds of such sale or from the cash held in the Account. In the event that the conditions of this Agreement are not promptly fulfilled, or if Agent renders any service not provided for in this Agreement, or if the parties request a substantial modification of its terms, or if any controversy arises, or if Agent is made a party to, or intervenes in, any litigation pertaining to this escrow or its subject matter, except for gross negligence or willful misconduct on the part of Agent, Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs, reasonable attorney’s fees, including allocated costs of in-house counsel, and expenses occasioned by such default, delay, controversy or litigation and Agent shall have the right to retain all documents and/or other things of value at any time held by Agent in this escrow until such compensation, fees, costs, and expenses are paid. The parties jointly and severally promise to pay these sums upon demand. Unless otherwise provided, the parties each will pay one-half of all Agent’s usual charges and Agent may deduct such sums from the funds deposited if and only if the Assets deposited are United States Dollars. Except for gross negligence or willful misconduct on the part of Agent, the Depositors and their respective successors and assigns agree jointly and severally to indemnify and hold Agent harmless against any and all losses, claims, damages, liabilities, and expenses, including reasonable costs of investigation, reasonable counsel fees, including allocated costs of in-house counsel and disbursements that may be imposed on Agent or incurred by Agent in connection with the performance of his/her duties under this Agreement, including but not limited to any litigation arising from this Agreement or involving its subject matter. Agent shall have a first lien on the property and papers held under this Agreement for such compensation and expenses.

13.    Agent Resignation. It is understood that Agent reserves the right to resign at any time by giving written notice of its resignation, specifying the effective date thereof, to the Depositors. Within 30 days after receiving the aforesaid notice, the Depositors agree to appoint a successor escrow agent to which Agent may transfer the Assets then held in the Account, less its unpaid fees, costs and expenses. If a successor escrow agent has not been appointed and has not accepted such appointment by the end of the 30-day period, Agent may apply to a court of competent jurisdiction for the appointment of a successor escrow agent, and the costs, expenses and reasonable attorney's fees which Agent incurs in connection with such a proceeding shall be paid by the Depositors.

14.    Escrow Termination. This Agreement shall terminate as provided in Schedule II.

15.    Governing Law. This Agreement shall be construed, enforced, and administered in accordance with the laws of the State of Colorado.

16.        Automatic Succession. Any company into which the Agent may be merged or with which it may be consolidated, or any company to whom Agent may transfer a substantial amount of its Escrow business, shall be the Successor to the Agent without the execution or filing of any paper or any further act on the part of any of the parties, anything herein to the contrary notwithstanding.

17.        Disclosure. The parties hereto hereby agree not to use the name of U.S. BANK NATIONAL ASSOCIATION to imply an association with the transaction other than that of a legal escrow agent.

18.        Brokerage Confirmations. The parties acknowledge that to the extent regulations of the Comptroller of Currency or other applicable regulatory entity grant a right to receive brokerage confirmations of security transactions of the escrow, the parties waive receipt of such confirmations, to the extent permitted by law. The Agent shall furnish a statement of security transactions on its regular monthly reports.

19.    Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

IN WITNESS WHEREOF, the undersigned have affixed their signatures and hereby adopt as part of this instrument Schedules I, II, and III, which are incorporated by reference.

DEPOSITOR: Armstrong Cook Inlet, LLC	DEPOSITOR: Cook Inlet Energy, LLC
By:	By:
Its:	Its:

Armstrong Cook Inlet, LLC	Cook Inlet Energy, LLC
1421 Blake Street	601 W. 5th Avenue, Suite 310
Denver, Colorado 80202	Anchorage, Alaska 99501
Attn: Ed Kerr	Attention: David Hall
Telephone: 303-623-1821	Telephone: 907-433-3804
ed@armstrongoilandgas.com	E-mail: dhall@millerenergyresources.com

TAX ID:	TAX ID:

U.S. BANK NATIONAL ASSOCIATION
as agent
By:
Its:
Notices to Agent shall be sent to:
U.S. Bank Corporate Trust Services
60 Livingston AVEnue
EP MN WS3T
St. Paul, MN 55107-2292
Attn: Leve Fadahunsi
(651) 466-6101
(651) 495-8087 (fax)

With Fax Copy to:
Kathleen Connelly
303.585.4591 direct
303.585.6865 fax
kathleen.connelly@usbank.com

SCHEDULE I

Assets:

Pursuant to that certain Purchase and Sale Agreement (“Purchase Agreement”) dated November __, 2013, by and among Cook Inlet Energy, LLC, an Alaska limited liability company (“Buyer”), and Armstrong Cook Inlet, LLC, a Colorado limited liability company, GMT Exploration Company, LLC, a Delaware limited liability company, Dale Resources Alaska, LLC, a Texas limited liability company, Jonah Gas Company, LLC, a Wyoming limited liability company, and Nerd Gas Company, LLC, a Wyoming limited liability company, Buyer shall deliver, or cause to be delivered, to the Escrow Agent the Preferred Stock, with executed stock powers assigning to each Seller its respective Proportionate Share of the Preferred Stock, which shall be held, together with any dividends thereon payable from time to time, and disbursed in accordance with the terms of the Purchase Agreement and this Escrow Agreement. In addition, each Seller shall execute and deliver to the Escrow Agent signed originals of the assignment of membership interest attached as Exhibit G covering each Seller’s membership interests in Anchor Point which shall be held and disbursed in accordance with the terms of the Purchase Agreement and this Escrow Agreement.

“Preferred Stock” means Five Million Dollars ($5,000,000.00) of Miller Energy Resources 10.5% Fixed Rate/Floating Rate Series D Cumulative Redeemable Preferred Stock.

Capitalized terms used but not defined in this Schedule I shall have the meanings given to them in the Purchase Agreement. All references to Exhibits refer to exhibits to the Purchase Agreement.

SCHEDULE II

INSTRUCTIONS OF DEPOSITORS

Upon receipt of proceeds, Agent shall deposit as indicated in Schedule I above.

Agent shall disburse the Assets from the Account and portions thereof, including any interest or compensation that has been earned thereon, as follows:

1.
Written Instructions. Upon delivery to Agent of joint, written instructions in the form of the Distribution Certificate contained in Schedule IV hereto, executed by all Depositors, Agent shall distribute such amount to the party or parties as provided in the joint written instructions and the balance of the Assets shall remain in the Account until distributed in accordance with joint written instructions.

2.
Final Release of Assets. If Agent has not received any joint instructions on or before November 1, 2015, Agent shall either: (i) retain the Assets pending receipt of joint, written instructions executed by the Depositors pursuant to Paragraph 9 of the Agreement or (ii) file an interpleader action in the District Court located in Denver, Colorado and deposit the Assets with the court for further disposition by order of the court.

Agent shall not otherwise disburse the Assets or any portion thereof, except in accordance with this Agreement. Agent shall not be responsible for knowing the terms and conditions of any agreement, instrument or document other than this Agreement, whether or not an original or copy of such other agreement, instrument or document has been provided to Agent; and Agent shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such other agreement, instrument or document.

Persons Authorized to Execute Instructions to Agent:

On behalf of Armstrong Cook Inlet, LLC	Ed Kerr
Nate Lowe
On behalf of Cook Inlet Energy, LLC	David Voyticky
David Hall
Kurt Yost

SCHEDULE III

Schedule of Fees for Services as
Escrow Agent
For
Administrative Fees Billed Annually

01010	Acceptance Fee	WAIVED

The acceptance fee includes the administrative review of documents, initial set-up of the account, and other reasonably required services up to and including the closing. This is a one-time fee, payable at closing.

04460	Escrow Agent	$1,500.00
	Annual administration fee for performance of the routine duties of the escrow agent associated with the management of the account. Administration fees are payable in advance.
	Direct Out of Pocket Expenses	At Cost
	Reimbursement of expenses associated with the performance of our duties, including but not limited to publications, legal counsel after the initial close, travel expenses and filing fees
	Extraordinary Services

Extraordinary services are duties or responsibilities of an unusual nature, including termination, but not provided for in the governing documents or otherwise set forth in this schedule. A reasonable charge will be assessed based on the nature of the service and the responsibility involved. At our option, these charges will be billed at a flat fee or at our hourly rate then in effect.

Account approval is subject to review and qualification. Fees are subject to change at our discretion and upon written notice. Fees paid in advance will not be prorated. The fees set forth above and any subsequent modifications thereof are part of your agreement. Finalization of the transaction constitutes agreement to the above fee schedule, including agreement to any subsequent changes upon proper written notice. In the event your transaction is not finalized, any related out-of-pocket expenses will be billed to you directly. Absent your written instructions to sweep or otherwise invest, all sums in your account will remain uninvested and no accrued interest or other compensation will be credited to the account. Payment of fees constitutes acceptance of the terms and conditions set forth.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT:
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.
For a non-individual person such as a business entity, a charity, a Trust or other legal entity we will ask for documentation to verify its formation and existence as a legal entity. We may also ask to see financial statements, licenses, identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation.

Dated: ___________________

SCHEDULE IV

DISTRIBUTION CERTIFICATE

U.S. Bank Corporate Trust Services
60 Livingston Avenue
EP-MN-WS3T
St. Paul, MN 55107-2292
Attn: Leve Fadahunsi
(651) 495-3726
(651) 495-8087 (fax)

U.S. Bank Corporate Trust Services
950 17th Street
Denver, CO 80202
Attn: Kathleen Connelly
303.585.4591 direct
303.585.6865 fax
kathleen.connelly@usbank.com

Reference is hereby made to that certain Escrow Agreement dated as of __________ by and between Armstrong Cook Inlet, LLC and Cook Inlet Energy, LLC (the “Depositors”) and U.S. Bank National Association (the “Escrow Agent”). Capitalized terms used herein but not defined herein have the meaning assigned to such terms in the Escrow Agreement.

Pursuant to Schedule II of the Escrow Agreement, Depositors acknowledges and agrees that funds in the Escrow Account are to be disbursed as follows:

[FILL IN UPON DISBURSEMENT]

Depositors hereby instruct the Escrow Agent to distribute the aforementioned proceeds in accordance with the Escrow Agreement. IN WITNESS WHEREOF, the Depositors have executed this certificate as of __________.

DEPOSITOR:	DEPOSITOR:
By:	By:
Name:	Name:
Title:	Title:

EXHIBIT K

PIPELINE SYSTEM

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE

PROJECT LOCATION
ANCHOR POINT, AK

COOK INLET
ANCHOR POINT
NIKOLAEVSK
FORK
NORTH FORK GAS PIPELINES
SHEET 4
SHEET 5
SHEET 6
SHEET 7
SHEET 8
SHEET 10
SHEET 11
SHEET 12
SHEET 13
SHEET 14
SHEET 15
SHEET 16
R 15 W
R 14 W
T 4 S
T 5 S

SCALE

VICINITY MAP

SOURCE: KENAI PENINSULA BOROUGH GIS 2010

PIPELINE LEGEND

- CATHODIC TEST STATION
- PIPELINE MILEPOST MARKER
- CATHODIC MAG. WELD
- SANDBAG PIPELINE WEIGHT
- PIPELINE COUPLING
- POWER POLE
- GUY POLE
- TELEPHONE PEDESTAL
- SIGN

LAND OWNERSHIP KEY:

(P) - PRIVATE LAND
(DNR) - STATE OF AK DEPT. OF NAT. RESOURCES
(STATE) - STATE OF ALASKA
(KPB) - KENAI PENINSULA BOROUGH

INDEX OF SHEETS

SHEET NO.	DESCRIPTION
SHEET 1	COVER VICINITY MAP SHEET INDEX
SHEET 2	NOTES/ CONTROL DIAGRAM
SHEETS 3-16	GAS PIPELINE PLAN & PROFILE
SHEET 17	GATHERING PIPELINE PLAN & PROFILE
TABLES SHEETS	COORDINATE TABLE WELD LOCATIONS
SHEET 18	TABLES FOR PLAN SHEETS 3-4
SHEET 19	TABLES FOR PLAN SHEETS 4-5
SHEET 20	TABLES FOR PLAN SHEETS 5-7
SHEET 21	TABLES FOR PLAN SHEETS 7-8
SHEET 22	TABLES FOR PLAN SHEETS 8-9
SHEET 23	TABLES FOR PLAN SHEETS 8-9
SHEET 24	TABLES FOR PLAN SHEETS 10-11
SHEET 25	TABLES FOR PLAN SHEETS 11-12
SHEET 26	TABLES FOR PLAN SHEETS 13-14
SHEET 27	TABLES FOR PLAN SHEETS 14-15
SHEET 28	TABLES FOR PLAN SHEETS 15-16
SHEET 29	TABLES FOR PLAN SHEETS 16-17

SURVEYORS CERTIFICATE

I HEREBY CERTIFY THAT I AM PROPERLY REGISTERED AND LICENSED TO PRACTICE LAND SURVEYING IN THE STATE OF ALASKA, THAT THIS AS-BUILT REPRESENTS A SURVEY MADE BY ME OR UNDER MY DIRECT SUPERVISION, THAT THE MONUMENTS SHOWN HEREON ACTUALLY EXIST AS DESCRIBED, AND THAT DIMENSIONS AND OTHER DETAILS ARE CORRECT.

DATE: ____________ REGISTRATION NO. ________

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 26, 27, 31, 32, 33, 34, T4S, R14W
AND SURVEYED SECTIONS 34, 35, 36, T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

DNR APPROVAL:

STATEWIDE PLATTING SUPERVISOR DATE

DATE OF SURVEY: APRIL 2011	DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT	EPF #20100037

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY INDEX SHEET

REV	DATE	DESCRIPTION	BY
1	2/1/12	DRAFT ISSUE	BGB

McLANE Consulting Inc

DRAWN BY: BGB
CHECKED BY: mam
HORIZ. SCALE: 1" = 2640'
VERT. SCALE: N/A
SHEET: 1 OF 29

GPS CONTROL

DESCRIPTION			NORTHING	EASTING	LAT. (N)	LONG. (W)	ELEV.
NFU CP-1	3 1/4 ALUM CAP	SH #16	2121137.384	1339704.832	59°47'46.5893"	151°37'58.2535"	656.590
NFU CP-2	3 1/4 ALUM CAP	SH #16	2121144.241	1340067.962	59°47'46.7470"	151°37'51.1554"	666.289
NFU CP-4	2" ALUMINUM CAP	SH #5	2120789.462	1323498.764	59°47'39.1269"	151°43'14.7016"	329.769
NFU CP-6	2" ALUMINUM CAP	SH #3	2116011.371	1304206.072	59°46'47.0043"	151°49'29.0240"	157.555
NGS N86	3" BRONZE DISK	SH #2	2121238.441	1302255.223	59°47'37.9350"	151°50'09.9454"	180.840
USACOE BEAVER CREEK	3 1/2" BRASS CAP	SH #2	2111475.262	1345390.727	59°46'12.8190"	151°36'02.5930"	1371.94

SURVEY LEGEND

- GLO/BLM MONUMENT RECOVERED
- PRIMARY MONUMENT SET THIS SURVEY
- PRIMARY MONUMENT RECOVERED
- SECONDARY MONUMENT SET THIS SURVEY
- SECONDARY MONUMENT RECOVERED
- GEODETIC CONTROL MONUMENT RECOVERED
- UNSURVEYED
- SURVEYED
- (REC) RECORD
- (C) COMPUTED

GPS CONTROL DIAGRAM

SCALE
1 METER = 3.2808333 U.S. SURVEY FEET; 1 U.S. ACRE = 0.4047 HECTARE
TRUE NORTH
ANCHOR POINT
NORTH
FORK
ROAD
NORTH FORK GAS PIPELINES
SEE DETAIL 2A
POB
DETAIL 2A
POB (SEE SHEET 3)
STERLING HWY.
SEE DETAIL 2B
NFU PADS
NIKOLAEVSK
DETAIL 2B
SEE SHEETS 16-17

NOTES

1) THE BASIS OF COORDINATES ON THIS PLAT WERE DETERMINED BY HIGH PRECISION GPS SURVEY USING TRIMBLE MODEL R8 MODEL 2 GLNSS RECEIVERS, DIFFERENTIALLY CORRECTED AND PROCESSED THROUGH OPUS SOLUTIONS (CORS96) (EPOCH2002). THE SHOWN SOLUTIONS ARE NAD83 POSITIONS USING NAVD88 VERTICAL VALUES AND ALASKA GEOID09 GEOID MODEL. THE BASIS OF ELEVATION IS NGS STATION N86 PID TT0195 ELEVATION 180.84 FEET.

2) THE BASIS OF BEARING ON THIS PLAT WAS DETERMINED BY HIGH PRECISION GPS SURVEY USING TRIMBLE MODEL R8 MODEL 2 GLNSS RECEIVERS, DIFFERENTIALLY CORRECTED AND PROCESSED WITH TRIMBLE GEOMATICS OFFICE VERSION 1.63 SOFTWARE.

3) DISTANCES: ALL DISTANCES HAVE BEEN SCALED FROM TO ASP GRID TO HORIZONTAL GROUND DISTANCES OVER SHORELANDS AND UPLANDS UNLESS NOTED OTHERWISE BY A MEAN PROJECT SCALE FACTOR OF 1.0000158.

4) DATA COLLECTION EQUIPMENT: SUREY DATA USED TO MAP AND DRAFT THIS AS-BUILT RECORD OF SURVEY WAS COLLECTED UTILIZING SURVEY GRADE GPS RTK EQUIPMENT CONSISTING OF TRIMBLE MODEL R8 MODEL 2 GLNSS RECEIVERS AND TRIMBLE SURVEY CONTROLLER SOFTWARE VERSION 12.44.

5) PROJECTION USED FOR PLOTTING GPS DATA: AS-BUILT GPS FIELD DATA WAS TRANSFORMED INTO GRID INFORMATION USING ALASKA STATE PLANE ZONE 4 PROJECTION, NAD83 DATUM U.S. SURVEY FEET AND AUTOCAD CIVIL 3D LAND DESKTOP COMPANION 2008 SOFTWARE.

6) CONVENTIONAL CLOSURE: THE ERROR OF CLOSURE OF THIS SURVEY DOES NOT EXCEED 1:5000.

7) UPLAND & TIDELAND POSITIONAL ACCURACY: ALL UPLAND & SHORELAND SURVEY DATA BY THIS AS-BUILT SURVEY IS NO LESS ACCURATE THAN +/- 0.26 FEET +200 PPM RELATIVE TO ANY & ALL OTHER POINTS IN THE UPLAND AND SHORE-LAND SEGMENTS WITHIN SURVEY AREA.

8) POST CONSTRUCTION STATEMENT: THIS AS-BUILT REPRESENTS A POST CONSTRUCTION SURVEY OF ADL 230928. IT IS INTENDED TO DEPICT THAT PORTION OF THE PERMIT AS IT PERTAINS TO STATE LAND AND IS NOT TO BE PRESUMED TO PLAT OR DEDICATE THOSE PORTIONS PERTAINING TO NON-STATE LANDS. THIS AS-BUILT IS NOT INTENDED TO BE USED TO RE-ESTABLISH PROPERTY BOUNDARIES AND EXCEPT AS INDICATED, NO ENCROACHMENTS EXIST WITHIN THE PERMITTED AREA.

9) THIS SURVEY DOES NOT CONSTITUTE A SUBDIVISION AS DEFINED BY A.S. 40.15.900(5)(A).

10) THIS SURVEY WAS ACCOMPLISHED IN ACCORDANCE WITH ADL 230928 AND SI EPF 2011-37.

11) EASEMENT SIDELINES: THE PERMIT (EASEMENT) SIDELINES SHALL BE EXTENDED OR SHORTENED TO MEET THE AT THE ANGLE POINTS AND TERMINATE AT BOUNDARIES OF NON-STATE OWNED LANDS.

12) THE CONTROLLING LINE FOR THIS SURVEY IS EITHER THE SECTION LINE(S), THE CENTERLINE OF THE R/WS ESTABLISHED FROM RIGHT OF WAY DATA OF RECORD AND THE MONUMENTATION RECOVERED SHOWN HEREON OR THE EDGE OF THE PIPELINE EASEMENT AS NOTED ON SHEETS 18-29.

13) THE AS-BUILT LOCATION OF EACH PIPE SEGMENT AND OR ASSOCIATED APPURTENANCE ALONG ROUTE ARE SHOWN HEREON IN TABULAR FORMAT WHICH CONTAINS THE PIPELINE STATIONING, DATABASE POINT NUMBER, OFFSET TO THE CONTROLLING LINE AS DESCRIBED IN NOTE 12, LATITUDE, LONGITUDE, WELD IDENTIFICATION, PIPE DIAMETER AND WALL THICKNESS AND TOP OF PIPE ELEVATION.

14) RECTANGULAR SURVEY MONUMENTATION DETAILS ARE DEPICTED TO IDENTIFY THE SURVEY MONUMENTATION RECOVERED AND TIED TO THE PIPELINE EASEMENT AS SHOWN.

15) THE PIPELINE STATIONING REFER TO THE CENTERLINE OF THE NORTH FORK GAS PIPELINE B WHICH IS NOT CENTERED WITHIN THE PIPELINE EASEMENT.

EASEMENT AREA WITHIN ADOT& PF RIGHT OF WAY

SECTION	TOWNSHIP / RANGE	ACRES
3	T5S, R15W	0.353
34	T4S, R15W	0.016
35	T5S, R15W	0.405

EASEMENT AREA WITHIN SECTION LINE EASEMENTS AND OR STATE LANDS

SECTION	TOWNSHIP / RANGE	ACRES
31	T4S, R14W	2.426
32	T4S, R14W	2.888
26	T4S, R14W	0.278
33	T4S, R14W	2.701
36	T4S, R14W	2.424

EASEMENT AREA WITHIN KENAI PENINSULA BOROUGH LAND OR RIGHTS OF WAY

SECTION	TOWNSHIP / RANGE	ACRES
3	T5S, R15W	0.750
26	T4S, R14W	1.300
27	T4S, R14W	0.031
34	T4S, R14W	1.804
35	T4S, R14W	0.249
35	T4S, R15W	1.178

TYPICAL SECTIONS

EXISTING GROUND
DETECTABLE WARNING TAPE
FIBER-OPTIC CABLE
4.0' MIN. COVER
DETECTABLE WARNING TAPE
2.0'
1.0' MIN
B-LINE
A-LINE
4.0'
ROADWAY
NATURAL GROUND
MIN 15' COVER
MIN 6' COVER
4" API 5L-B STEEL PIPE
2" HDPE DR 11 CONDUIT
MIN.
5' MIN. COVER
5'
TRACER WIRES
3.5'

2/A TYPICAL TRENCH SECTION
DUAL STEEL 4" Ø GAS PIPELINES
STATION 1+00 TO STATION 59+43

2/B TYPICAL BORING CROSS SECTION
HORIZONTAL DIRECTIONAL DRILLING
(HDD) STATION 9+99.67 TO STATION 16+05.07

2/C TYPICAL TRENCH SECTION
DUAL FIBERSPAR 4 1/2" Ø GAS PIPELINES
STATION 59+43 TO STATION 390+00

2/D TYPICAL TRENCH SECTION
STEEL 3" Ø GAS GATHERING PIPELINE
STATION 1+00 TO STATION 21+58

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 26, 27, 31, 32, 33, 34, & 35, T4S, R14W
AND SURVEYED SECTIONS 34, 35, 36, T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

NFU GAS PIPELINES STATION 1+00 TO 391+00
NFU GAS GATHERING PIPELINE STATION 1+00 TO 21+58

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT | EPF #20100037

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY, CONTROL, NOTES & SECTIONS

McLANE Consulting Inc

DRAWN BY: BGB
CHECKED BY: MSM
HORIZ. SCALE: 1"=2640'
VERT. SCALE: N/A
SHEET: 2 OF 29

SECTION 35 T4S R15W SM AK
SECTION 34
T4S R15W
BAILEY DRIVE 60' R/W
BAILEY PARK SUBD. APC ADDN. HM 2010-68
G. BAILEY UNSUBDIVIDED REMAINDER
SPRUCEGATE SUBD. HM 76-89
BLOCK 1
NORTH FORK ROAD R/W VARIES
SEE DETAIL 3A
SEE DETAIL 3B
HEATLEY SUBD. HM 2010-45
TR B
TR C
TR D
LIMA STREET 30' R/W
NORTH FORK R/W MAP HM 85-35
AUGUST KNIGHT SUBD. AMENDED HM 83-17
DETAIL 3A
SCALE 1"=50'
DETAIL 3B
SCALE 1"=50'
SECTION 3
T5S R15W
SM AK
SPRUCERIDGE SUBD. HM 76-49
SPRUCERIDGE LOOP 100' R/W
PAIGE ST. 60' R/W
SHEET 4
STA 25+50
CP TEST STATION
STA. 1+03.87
CP TEST STATION
STA. 9+61.70
CP TEST STATION
STA. 12+56.18
CP TEST STATION
STA. 16+10.30
BEGIN HDD
STA. 9+99.67
END HDD
STA. 16+05.07
NORTH FORK ROAD TRAVELWAY
NORTH FORK ANCHOR RIVER
4' MIN. COVER
3-4' MIN. COVER
TOP 4" STEEL GAS PIPELINE
DATUM ELEV 30.00

SCALE

1 METER = 3.2808333 U.S. SURVEY FEET, 1 U.S. ACRE = 0.4047 HECTARE

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 34, 35 T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STATION BOP 1+00 TO 26+50

DATE OF SURVEY: APRIL 2011
DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT
EPF #20100037

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY ALIGNMENT

McLANE Consulting Inc

ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-3265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: MSM
HORZ. SCALE: 1" = 100'
VERT. SCALE: 1"=30'
SHEET: 3 OF 29

SCALE
0
200
400
FEET
BLOCK 2
BLOCK 1
SPRUCEGATE ROAD
60' R/W
SPRUCEGATE SUBD. HM 76-59
SECTION 35
T4S R15W
NORTH FORK ROAD 100' RIGHT-OF-WAY
NORTH FORK R/W MAP HM 85-35
BLOCK ONE
TRIDENT SUBD. HM 76-59
SECTION 35 T4S R15W SM AK
SOUTHEAST FORTY SUBD. TRACT B HM 85-101
(KPB)
10' UTIL. ESMT
NORTH FORK ROAD R/W VARIES
COLMAN LANTERN 66' R/W
STA 50+50
SHEET 5
AUGUST KNIGHT SUBD. AMENDED HM 83-17
SPRUCERIDGE LOOP 100' R/W
STA 25+50
SHEET 3
SPRUCERIDGE SUBD. HM 76-49
TR 7
TR 6
GREENWOODS STREET 60' R/W
BUTTERFLY MEADOWS SUBD. HM 2002-24
BUTTERFLY MEADOWS SUBD. NO. 2 HM 2006-36
SECTION 3 T5S R15W SM AK
NORTH FORK ROAD R/W VARIES
SECTION LINE
SPRUCERIDGE LOOP 100' R/W
5' UTIL. ESMT
EXISTING GROUND
CP TEST STATION STA. 35+10.23
4' MIN. COVER
TOP 4" STEEL GAS PIPELINE
DATUM ELEV 90.00
MAGNETIC NORTH
TRUE NORTH

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY ALIGNMENT

REV	DATE	DESCRIPTION	BY
1	2/6/12	DRAFT ISSUE	BGB

FIELD WORK DATE: 11/5/10-4/1/11
FIELD BOOK NO.
JOB NO. 103088

McLANE Consulting Inc

ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK. 99669
VOICE: (907) 283-4218
FAX: (907) 283-3265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: MSM
HORZ. SCALE: 1" = 100'
VERT. SCALE: 1"=30'

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTION 35 T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STATION 26+50 TO 50+50

DATE OF SURVEY: APRIL 2011
DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT

EPF #20100037

SCALE
100' 200' 300' 400' FT.
0 25 50 75 100 125 MTRS.
1 METER = 3.2808333 U.S. SURVEY FEET, 1 U.S. ACRE = 0.4047 HECTARE

SHEET: 4 OF 29

DETAIL 5B
SCALE 1"=50'
SECTION 35 T4S R15W SM AK
SOUTHEAST
FORTY SUBD.
TRACT B
HM 85-101
(KPB)
SEE DETAIL
5A
SECTION 36 T4S R15W SM AK
(CIRI)
S1/2 SW1/4
BRANSON
CREEK
SHEET 4
STA 50+50
SHEET 6
STA. 78+50
COLMAN LANTERN 33' R/W
33' SLE
50' SLE
SEE DETAIL
5B
W1/2 NW1/4
(P)
E1/2 NW1/4
(DNR)
BLOWDOWN
STATION
COLMAN LANTERN 66' R/W
DETAIL 5A
SCALE 1"=50'
SECTION 2 T5S R15W SM AK
TWIN 4" STEEL GAS
PIPELINES
TWIN 4 1/2"
FIBERSPAR GAS
PIPELINES
CP TEST STATION
STA. 51+29.52
A&B LINE FLANGES
STA. 51+36
STA. 51+65
BLOWDOWN STATION
STEEL GAS
PIPELINES ABOVE
GROUND
CP TEST STATION
STA. 51+83.67
MILE
POST 1
STA.
53+59.37
3-4' MIN.
COVER
EXISTING
GROUND
CP TEST STATION
STA. 59+42.20
59+43.29
BRANSON CREEK
CROSSING
TOP 4"
STEEL PIPE
A-PIPELINE COUPLING
STA. 59+40.94
B-PIPELINE COUPLING
STA. 59+43.29
TOP 4 1/2"
FIBERSPAR GAS
PIPELINE
CP TEST STATION
STA. 72+87.34
B-PIPELINE COUPLING
STA. 72+89.28
6' MIN.
COVER
EXISTING
GROUND
A-PIPELINE COUPLING
STA. 72+84.55
DATUM ELEV
130.00
TRUE NORTH
MAGNETIC NORTH

SCALE

100' 200' 300' 400' FT.

0 25 50 75 100 125 MTRS.

1 METER = 3.2808333 U.S. SURVEY FEET, 1 U.S. ACRE = 0.4047 HECTARE

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 35 & 36 T4S, R15W
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STATION 50+50 TO 78+50

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012

DWG FILE: 103088_ASBUILT | **EPF #20100037**

REV	DATE	DESCRIPTION	BY
1	2/1/12	DRAFT ISSUE	SGB

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY ALIGNMENT

FIELD WORK DATE: 11/1/10-4/1/11 | FIELD BOOK NO. | JOB NO. 103088

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK. 99669
VOICE: (907) 283-4218
FAX: (907) 283-3265
WWW.MCLANECG.COM

DRAWN BY: SGB
CHECKED BY: MSM
HORZ. SCALE: 1" = 100'
VERT. SCALE: 1"=30'

SHEET: 5 OF 29

SECTION 36 T4S R15W SM AK
SECTION 2 T5S R15W SM AK
SHEET 5
STA 78+50
SHEET 7
STA. 104+50
(CIRI)
S1/2 SW1/4
ADL 230928
PIPELINE ESMT
20'
66' SECTION
LINE EASEMENT
SECTION LINE
33' SLE
50' SLE
W1/2 NE1/4
(CIRI)
SE1/4
E1/2 NE1/4
(DNR)
BRANSON
CREEK
(UPSTREAM
CROSSING)
USGLO
1/4 S36
1" diam. concrete filled pipe with cap broken off
TRUE NORTH
EXISTING
GROUND
TOP 4 1/2" FIBERSPAR
GAS PIPELINE
CP TEST STATION
STA. 102+79.19
B-PIPELINE COUPLING
STA. 102+83.09
A-PIPELINE COUPLING
STA. 102+74.66
DATUM ELEV
180.00

SCALE

100' 200' 300' 400' FT.

0 25 50 75 100 125 MTRS.

1 METER = 3.2808333 U.S. SURVEY FEET. 1 U.S. ACRE = 0.4047 HECTARE

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTION 36 T4S, R15W
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STATION 78+50 TO 104+50

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012

DWG FILE: 103088_ASBUILT | EPF #20100037

REV	DATE	DESCRIPTION	BY
	2/1/12	DRAFT ISSUE	BGB

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY ALIGNMENT

JOB NO. 103088

FIELD BOOK NO.

FIELD WORK DATE:

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK. 99669
VOICE: (907) 283-4218
FAX: (907) 283-3265
WWW.MCLANECG.COM

DRAWN BY: BGB

CHECKED BY: MSM

HORZ. SCALE: 1" = 100'

VERT. SCALE: 1"=30'

SHEET: 6 OF 29

DETAIL 7A
SCALE 1"=50'
SECTION 36 T4S R15W SM AK
SECTION 31 T4S R14W SM AK
SECTION 1 T5S R15W SM AK
(CIRI)
SE1/4
SE1/4
OWNER - ALASKA STATE DNR
GOV'T LOT 4
(DNR)
GOV'T LOT 3
(DNR)
SHEET 6
STA. 104+50
SHEET 8
STA. 130+50
SECTION LINE
SEE DETAIL 7A
33' SLE
50' SLE
R 15 W
R 14 W
MILE POST 2
STA. 106+39.66
EXISTING GROUND
CP TEST STATION
STA. 122+52
A-PIPELINE COUPLING
STA. 122+52.35
TOP 4 1/2" FIBERSPAR
GAS PIPELINE
DATUM ELEV
180.00

SCALE
100' 200' 300' 400' FT.
0 25 50 75 100 125 MTRS.

1 METER = 3.2808333 U.S. SURVEY FEET, 1 U.S. ACRE = 0.4047 HECTARE

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTION 31 T4S, R14W & SECTION 36 T4S, R15W
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STATION 101+50 TO 130+50

DATE OF SURVEY: APRIL 2011	DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT	EPF #20100037

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY ALIGNMENT

REV	DATE	DESCRIPTION	BY
1	2/6/12	DRAFT ISSUE	SGB

FIELD WORK DATE: 11/6/10-4/1/11
FIELD BOOK NO.
JOB NO. 103088

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK. 99669
VOICE: (907) 283-4218
FAX: (907) 283-3265
WWW.MCLANECG.COM

DRAWN BY: SGB
CHECKED BY: MSM
HORZ. SCALE: 1" = 100'
VERT. SCALE: 1"=30'
SHEET: 7 OF 29

SECTION 31 T4S R14W SM AK
SHEET 7
STA. 130+50
SHEET 9
STA. 156+50
ADL 230928
PIPELINE ESMT
(DNR)
SEE DETAIL
8A
SECTION LINE
SECTION 1 T5S R15W SM AK
DETAIL 8A
SCALE 1"=50'
GOV'T LOT 2
(DNR)
GOV'T LOT 1
(DNR)
TRUE NORTH
CP TEST STATION
STA. 131+46.85
B-PIPELINE COUPLING
STA. 131+48.96
CP TEST STATION
STA. 132+75
A-PIPELINE COUPLING
STA. 132+75.42
EXISTING
GROUND
TOP 4 1/2" FIBERSPAR
GAS PIPELINE
DATUM ELEV
250.00

SCALE

100' 200' 300' 400' FT.

0 25 50 75 100 125 MTRS.

1 METER = 3.2808333 U.S. SURVEY FEET. 1 U.S. ACRE = 0.4047 HECTARE

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTION 31 T4S, R14W
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STATION 130+50 TO 156+50

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012

DWG FILE: 103088_ASBUILT | EPF #20100037

REV	DATE	DESCRIPTION	BY
1	2/1/12	DRAFT ISSUE	SGB

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY ALIGNMENT

FIELD WORK DATE: 11/1/10-4/1/11 | FIELD BOOK NO. 10-24 | JOB NO. 103088

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK. 99669
VOICE: (907) 283-4218
FAX: (907) 283-3265
WWW.MCLANECG.COM

DRAWN BY: SGB

CHECKED BY: MSM

HORZ. SCALE: 1" = 100'

VERT. SCALE: 1"=30'

SHEET: 8 OF 29

DETAIL 9A
SCALE 1"=50'
SECTION 31 T4S R14W SM AK
(DNR)
SECTION 32 T4S R14W SM AK
(DNR)
SECTION 1
T5S R14W
SM AK
SECTION 6 T5S R14W SM AK
(DNR)
SHEET 8
STA. 156+50
SHEET 10
STA. 182+50
ADL 230928
PIPELINE ESMT
20'
SECTION LINE
SEE DETAIL
9A
50' SLE
MON. TO MON.
R 15 W
R 14 W
NFU PIPELINES
TRUE NORTH

MILE
POST 3
STA.
159+17.45
CP TEST STATION
STA. 159+39.06
CP TEST STATION
STA. 162+76.21
A–PIPELINE COUPLING
STA. 159+37.81
B–PIPELINE COUPLING
STA. 162+74.73
DATUM ELEV
280.00
TOP 4 1/2" FIBERSPAR
GAS PIPELINE
EXISTING
GROUND

SCALE
1 METER = 3.2808333 U.S. SURVEY FEET. 1 U.S. ACRE = 0.4047 HECTARE

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 31 & 32 T4S, R14W
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STATION 156+50 TO 185+50

DATE OF SURVEY: APRIL 2011
DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT
EPF #20100037

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY ALIGNMENT

REV	DATE	DESCRIPTION	BY
1	2/012	DRAFT ISSUE	BGB

FIELD WORK DATE: 11/1/10-4/1/11 | FIELD BOOK NO. | JOB NO. 103088

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-6265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: MSM
HORZ. SCALE: 1" = 100'
VERT. SCALE: 1"=30'

SHEET: 9 OF 29

SCALE
1 METER = 3.2808333 U.S. SURVEY FEET, 1 U.S. ACRE = 0.4047 HECTARE
SHEET 9 STA. 182+50
SECTION 32 T4S R14W SM AK
SECTION 6 T5S R14W SM AK
100' SECTION LINE EASEMENT
DETAIL 10A SCALE 1"=50'
SEE DETAIL 10A
DETAIL 10B SCALE 1"=50'
SEE DETAIL 10B
TWO MOOSE CREEK
UNNAMED TRIBUTARY TO TWO MOOSE CREEK
TOP OF BANK
SHEET 11 STA. 216+00
(DNR)
SECTION LINE
TRUE NORTH
EXISTING GROUND
CP TEST STATION STA. 189+50.72
B-PIPELINE COUPLING STA. 189+57.96
CP TEST STATION STA. 196+21.12
B-PIPELINE COUPLING STA. 196+20.46
TOP 4 1/2" FIBERSPAR GAS PIPELINE
CP TEST STATION STA. 205+18.16
B-PIPELINE COUPLING STA. 205+17.87
DATUM ELEV 300.00

MILE POST 4 STA. 211+81.78
UNNAMED TRIBUTARY TO TWO MOOSE CREEK
EXISTING GROUND
TOP 4 1/2" FIBERSPAR GAS PIPELINE
DATUM ELEV 270.00

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTION 32 T4S, R14W
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STATION 182+50 TO 216+00

DATE OF SURVEY: APRIL 2011
DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT
EPF #20100037

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY ALIGNMENT

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-3265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: MSM
HORZ. SCALE: 1" = 100'
VERT. SCALE: 1"=30'

SHEET: 10 OF 29

SECTION 32 T4S R14W SM AK
(DNR)
SECTION 33 T4S R14W SM AK
(DNR)
SHEET 10
STA. 216+00
SHEET 12
STA. 244+00
SEE DETAIL 11A
DETAIL 11A
SCALE 1"=50'
UNNAMED TRIBUTARY TO TWO MOOSE CREEK
2" diam. concrete filled pipe with cap broken off
TOP 4 1/2" FIBERSPAR GAS PIPELINE
EXISTING GROUND
CP TEST STATION
STA. 218+92.38
B-PIPELINE COUPLING
STA. 218+86.12
A-PIPELINE COUPLING
STA. 218+94.17
CP TEST STATION
STA. 242+20.18
B-PIPELINE COUPLING
STA. 242+21.39
A-PIPELINE COUPLING
STA. 242+24.07
DATUM ELEV
300.00

SCALE
1 METER = 3.2808333 U.S. SURVEY FEET, 1 U.S. ACRE = 0.4047 HECTARE

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 32 & 33 T4S, R14W
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STATION 216+00 TO 244+00

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT | **EPF #20100037**

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY ALIGNMENT

FIELD WORK DATE: 11/1/10-4/1/11 | FIELD BOOK NO. 10-24 | JOB NO. 103088

REV	DATE	DESCRIPTION	BY
	2/1/12	DRAFT ISSUE	BGB

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-5265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: MSM
HORZ. SCALE: 1"=100'
VERT. SCALE: 1"=30'

SHEET: 11 OF 29

SCALE
1 METER = 3.2808333 U.S. SURVEY FEET, 1 U.S. ACRE = 0.4047 HECTARE
SECTION 33 T4S R14W SM AK
(DNR)
ADL 230928
PIPELINE ESMT
SHEET 11
STA. 244+00
SHEET 13
STA. 273+00
N 72°23'39" E
SECTION 33 T4S R14W SM AK
(DNR)
TRUE NORTH

EXISTING
GROUND
TOP 4 1/2"
FIBERSPAR GAS
PIPELINE
MILE
POST 5
STA. 264+61.28
CP TEST STATION
STA. 271+65.56
B–PIPELINE COUPLING
STA. 271+58.49
A–PIPELINE COUPLING
STA. 271+70.84
DATUM ELEV
330.00

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTION 33 T4S, R14W
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STATION 244+00 TO 273+00

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012

DWG FILE: 103088_ASBUILT

EPF #20100037

REV	DATE	DESCRIPTION	BY
1	2/1/12	DRAFT ISSUE	BGB

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY ALIGNMENT

FIELD WORK DATE: 11/1/10-4/1/11 | FIELD BOOK NO. 1024 | JOB NO. 103088

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-3265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: MSM
HORZ. SCALE: 1" = 100'
VERT. SCALE: 1"=30'

SHEET: 12 OF 29

SHEET 12
STA. 273+00
SEE DETAIL 13A
50' SLE
15' UTIL ESMT
SECTION 34 T4S R14W SM AK
SECTION 33 T4S R14W SM AK
ATLANTIC ROAD 50' R/W
TILLYGIRL AVE 60' R/W
NORTH FORK ACRES SUBD. NO. 3 HM 74-486
SECTION 34
PACIFIC ROAD 60' R/W
DETAIL 13A
SCALE 1"=50'
SHEET 14
STA. 302+00
MAGNETIC NORTH
TRUE NORTH
TOP 4 1/2" FIBERSPAR GAS PIPELINE
EXISTING GROUND
CP TEST STATION STA. 288+62.68
B-PIPELINE COUPLING STA. 288+47.21
B-PIPELINE COUPLING STA. 288+78.22
CP TEST STATION STA. 301+33.78
A-PIPELINE COUPLING STA. 331+21.99
B-PIPELINE COUPLING STA. 331+36.43
DATUM ELEV 400.00
SCALE
1 METER = 3.2808333 U.S. SURVEY FEET, 1 U.S. ACRE = 0.4047 HECTARE

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 33 & 34 T4S, R14W
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STATION 273+00 TO 302+00

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT

EPF #20100037

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY ALIGNMENT

REV	DATE	DESCRIPTION	BY
1	2/1/12	DRAFT ISSUE	BCB

FIELD WORK DATE: 11/1/10-4/1/11 | FIELD BOOK NO.: 10-24 | JOB NO.: 103088

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-3265
WWW.MCLANECG.COM

DRAWN BY: BCB
CHECKED BY: MSM
HORZ. SCALE: 1" = 100'
VERT. SCALE: 1"=30'

SHEET: 13 OF 29

SHEET 13
STA. 302+00
SECTION 34 T4S R14W SM AK
NORTH FORK ACRES SUBD. NO. 3 HM 74-498
UNNAMED TRIBUTARY TO NORTH FORK ANCHOR RIVER
UNNAMED CREEK (DRY)
SECTION 27 T4S R14W SM AK
50' SECTION LINE EASEMENT
15' UTIL ESMT.
DETAIL 14A SCALE 1"=50'
TILLYGIRL AVE 60' R/W
HANDCART ROAD 60' R/W
HANDCART ROAD
60' R/W
SECTION LINE
DETAIL 14B SCALE 1"=50'
HANDCART RD.
WAGON ROAD 50' R/W
ROYAL HIGHLANDS SUBD. PHASE 3 AMENDED HM 84-17
SECTION 34 T4S R14W SM AK
NORTH FORK ACRES NO. 2 HM 74-485
10' UTIL ESMT.
SHEET 15
STA. 337+50
SEE DETAIL 14A
ROYAL HIGHLANDS SUBD. PHASE 4 AMENDED HM 84-18
TRUE NORTH
MAGNETIC NORTH

MILE POST 6
STA. 317+27.94
TOP 4 1/2" FIBERSPAR GAS PIPELINE
EXISTING GROUND
UNNAMED TRIBUTARIES TO NORTH FORK ANCHOR RIVER
UNNAMED CREEK (DRY)
CP TEST STATION
STA. 331+17.24
B-PIPELINE COUPLING
STA. 331+13.45
A-PIPELINE COUPLING
STA. 331+21.99
DATUM ELEV
500.00
570
540
510
308+00
309+00
310+00
311+00
312+00
313+00
314+00
315+00
316+00
317+00
318+00
319+00
320+00
321+00
322+00
323+00
324+00
325+00
326+00
327+00
328+00
329+00
330+00
331+00
332+00
333+00
334+00
335+00
336+00
337+00

TOP 4 1/2" FIBERSPAR GAS PIPELINE
EXISTING GROUND
DATUM ELEV
470.00
540
510
480
302+00
303+00
304+00
305+00
306+00
307+00
308+00

SCALE

100' 200' 300' 400' FT.

0 25 50 75 100 125 MTRS.

1 METER = 3.2808333 U.S. SURVEY FEET. 1 U.S. ACRE = 0.4047 HECTARE

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 27 & 34 T4S, R14W
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STATION 302+00 TO 337+50

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012

DWG FILE: 103088_ASBUILT | **EPF #20100037**

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY ALIGNMENT

REV	DATE	DESCRIPTION	BY
1	2/7/12	DRAFT ISSUE	BGB

FIELD WORK DATE: 11/01/10-3/01/11 | FIELD BOOK NO. | JOB NO. 103088

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-5265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: MSM
HORZ. SCALE: 1" = 100'
VERT. SCALE: 1"=30'

SHEET: 14 OF 29

TRUE NORTH
DETAIL 15A
SCALE 1"=50'
DETAIL 15B
SCALE 1"=50'
SECTION 27
T4S R14W SM AK
SECTION 26
T4S R14W SM AK
SECTION 34
T4S R14W SM AK
SECTION 35
T4S R14W SM AK
SHEET 14
STA. 337+50
SHEET 16
STA. 364+50
REGAL STREET 60' R/W
FORD ROAD 100' R/W
WAGON ROAD
100' R/W
SECTION LINE
SEE DETAIL 15A
SEE DETAIL 15B
NORTH FORK ACRES NO. 2
HM 74-485
ROYAL HIGHLANDS SUBD. PHASE 2 AMENDED
HM 84-16
ROYAL HIGHLANDS SUBD. PHASE 1 AMENDED
HM 84-15
10' UTIL ESMT.
EXISTING GROUND
TOP 4 1/2" FIBERSPAR GAS PIPELINE
CP TEST STATION
STA. 360+74.96
A-PIPELINE COUPLING
STA. 360+60.91
B-PIPELINE COUPLING
STA. 360+79.13
DATUM ELEV.
530.00

SCALE

100' 200' 300' 400' FT.

0 25 50 75 100 125 MTRS.

1 METER = 3.2808333 U.S. SURVEY FEET, 1 U.S. ACRE = 0.4047 HECTARE

REV	DATE	DESCRIPTION	BY
1	2/01/12	DRAFT ISSUE	BGB

JOB NO. 103088

FIELD BOOK NO. 10-24

FIELD WORK DATE: [illegible]

ANCHOR POINT ENERGY, LLC

NORTH FORK GAS PIPELINE

AS-BUILT SURVEY ALIGNMENT

RECORD OF SURVEY ADL 2309028

WITHIN

SURVEYED SECTIONS 26 & 27 T4S, R14W SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH AND THE HOMER RECORDING DISTRICT.

STATION 337+50 TO 364+50

DATE OF SURVEY: APRIL 2011

DRAFTED: JANUARY 2012

DWG FILE: 103088_ASBUILT

EPF #20100037

McLANE Consulting Inc

ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-3265
WWW.MCLANECG.COM

DRAWN BY: BGB

CHECKED BY: MSM

HORZ. SCALE: 1" = 100'

VERT. SCALE: 1"=30'

SHEET: 15 OF 29

SHEET 15
STA. 364+50
NORTH FORK ROAD 100' R/W
NFU CP 1 (SEE SHEET 3)
NFU CP 2 (SEE SHEET 3)
Fnd 2 1/2" Alum. Cap
(P)
17B-1
North Fork Acres Subd. No. 6 HM 91-57
(P)
17B-2
8' CHAINLINK FENCE
NORTH FORK 35-26 WELL
NFU PAD
NORTH FORK ACRES ARMSTRONG ADDN. HM 2011-8
EPIC RD 60' R/W
DETAIL 16A
SCALE 1"=50'
WAGON ROAD
SECTION LINE 100' ROW
NFU PIPELINES
ARMSTRONG COOK INLET, LLC. PROPERTY
19A
SEE SHEET 17
NORTH FORK ACRES NO. 2 HM 74-485
22 (P)
SECTION 26
T4S R14W SM AK
(P)
21
NORTH FORK ACRES ARMSTRONG ADDN. HM 2011-8
100' SECTION LINE ESMT.
KPB PIPELINE ESMT
WAGON ROAD
100' R/W
WAGON ROAD
50' R/W
.50' SLE
10' UTIL ESMT.
PIKE ST 60' R/W
SECTION 35
T4S R14W SM AK
(P)
1
ROYAL HIGHLANDS SUBD. PHASE 7 AMENDED HM 84-21
(P)
6
SEE DETAIL 16A
BRUTUS ST. 30' R/W
(KPB)
Fnd 2 1/2" Brass Cap
TRUE NORTH
CP TEST STATION
STA. 389+69.42
MILE POST 7
STA. 369+97.55
TOP 4 1/2" FIBERSPAR GAS PIPELINE
EXISTING GROUND
A&B-PIPELINE COUPLINGS
STA. 389+60.36
A&B-PIPELINE FLANGES
STA. 389+82.19
A&B-PIPELINE COUPLINGS
STA. 390+08.24
A&B-PIPELINE COUPLINGS
STA. 390+85.80
STA. 391+00.15 EOP
DATUM ELEV
570.00

SCALE
1 METER = 3.2808333 U.S. SURVEY FEET, 1 U.S. ACRE = 0.4047 HECTARE

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTION 26 T4S, R14W
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STATION 364+50 TO 391+00

DATE OF SURVEY: APRIL 2011

DRAFTED: JANUARY 2012

DWG FILE: 103088_ASBUILT

EPF #20100037

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY ALIGNMENT

McLANE Consulting Inc

ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-3265
WWW.MCLANECG.COM

DRAWN BY: BGB

CHECKED BY: MSM

HORZ. SCALE: 1" = 100'

VERT. SCALE: 1"=30'

SHEET: 16 OF 29

TRUE NORTH
MAGNETIC NORTH
SCALE
100' 200' 300' 400' FT.
0 25 50 75 100 125 MTRS.
1 METER = 3.2808333 U.S. SURVEY FEET, 1 U.S. ACRE = 0.4047 HECTARE
SEE SHEET 16
8' CHAINLINK FENCE
NORTH FORK 35-26 WELL
NFU PAD
NORTH FORK ACRES ARMSTRONG ADDN. HM 2011-8
NORTH FORK ROAD 100' R/W
EPIC RD 60' R/W
DETAIL 17A
SCALE 1"=40'
SECTION 35 T4S R14W SM AK
SECTION 26 T4S R14W SM AK
MOCKING BIRD HILL KN 79-40
OUTLOOK SUBD. ADDN. NO. 1 AMENDED HM 83-123
SEE DETAIL 17A
SECTION LINE
R.O.W
20' ADL 230928
33' SLE
SEE DETAIL 17B
3" STEEL GAS PIPELINE (GATHERING LINE)
NFU PAD 41-35
ALEX SHADELL ST. 60' R/W
WELL HEAD 8' DIA. CELLAR
20' KPB ESMT
HOLLY LANE 60' R/W
TILLYGIRL AVE 60' R/W
DETAIL 17B
SCALE 1"=50'
ALEX SHADELL ST.
60' R/W
NFU PIPELINE
20' KPB ESMT
EPIC RD. 60' R/W
WAGON ROAD 50' R/W
NFU PIPELINE
50' SLE
33' SLE

CP TEST STATION STA. 1+11.25
BOP STA. 1+00 CL FLANGE
TOP 3" STEEL GAS PIPELINE
CP TEST STATION STA. 12+78.47
EXISTING GROUND
3.5' MIN. COVER
CP TEST STATION STA. 21+48.25
EOP STA. 21+57.67 CL FLANGE
DATUM ELEV 640.00
750
720
690
660
1+00 2+00 3+00 4+00 5+00 6+00 7+00 8+00 9+00 10+00 11+00 12+00 13+00 14+00 15+00 16+00 17+00 18+00 19+00 20+00 21+00

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTION 26 & 35 T4S, R14W
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

NFU GATHERING GAS PIPELINE
STATION 1+00 TO 21+57.67

DATE OF SURVEY: APRIL 2011
DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT

EPF #20100037

REV	DATE	DESCRIPTION	BY
	2/7/12	DRAFT ISSUE	BGB

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS GATHERING PIPELINE
AS-BUILT SURVEY ALIGNMENT

FIELD WORK DATE: 11/01/10-03/01/11
FIELD BOOK NO. 10-24
JOB NO. 103088

McLANE Consulting Inc

ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK. 99669
VOICE: (907) 283-4218
FAX: (907) 283-6265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: MSM
HORZ. SCALE: 1" = 100'
VERT. SCALE: 1"=30'

SHEET: 17 OF 29

SHEET 3

A LINE WELDS & FLANGES							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
0+99.88	12278	-134.72	L	156.34	59°46'47.88423"N	151°49'27.31540"W	AW 10 S
1+05	12279	-129.60	L	154.37	59°46'47.83380"N	151°49'27.31564"W	AW 11 S
1+10.99	12275	-123.64	L	152.05	59°46'47.77508"N	151°49'27.31552"W	AW 12 S
1+39.92	12274	-93.33	L	152.07	59°46'47.47657"N	151°49'27.30680"W	AW 13 S
1+47.70	12271	-87.91	L	152.25	59°46'47.42319"N	151°49'27.19647"W	AW 14 S
1+83.92	12220	-88.42	L	152.90	59°46'47.42845"N	151°49'26.46449"W	AW 15 S
2+25.95	12223	-89.08	L	152.05	59°46'47.43475"N	151°49'25.64342"W	AW 16 S
2+67.96	12224	-88.68	L	150.91	59°46'47.43068"N	151°49'24.82365"W	AW 17 S
3+09.95	12227	-87.08	L	150.41	59°46'47.41465"N	151°49'24.00441"W	AW 18 S
3+51.99	12228	-85.94	L	150.08	59°46'47.40324"N	151°49'23.18331"W	AW 19 S
3+93.92	12231	-86.19	L	148.97	59°46'47.40555"N	151°49'22.36329"W	AW 20 S
4+35.84	12232	-86.69	L	147.96	59°46'47.41023"N	151°49'21.54445"W	AW 21 S
4+77.95	12309	-83.68	L	147.36	59°46'47.38045"N	151°49'20.72663"W	AW 22 S
5+19.90	12306	-81.17	L	148.17	59°46'47.35545"N	151°49'19.90762"W	AW 23 S
5+61.75	12305	-82.22	L	146.46	59°46'47.36559"N	151°49'19.08882"W	AW 24 S
6+03.38	12240	-76.86	L	140.95	59°46'47.31266"N	151°49'18.28614"W	AW 25 S
6+45.04	12243	-70.64	L	135.05	59°46'47.25115"N	151°49'17.48130"W	AW 26 S
6+86.68	12244	-64.70	L	129.96	59°46'47.19247"N	151°49'16.67627"W	AW 27 S
7+28.46	12247	-58.54	L	124.81	59°46'47.13157"N	151°49'15.86947"W	AW 28 S
7+69.79	12248	-54.13	L	117.82	59°46'47.08798"N	151°49'15.06567"W	AW 29 S
8+11.12	12251	-52.41	L	110.89	59°46'47.07079"N	151°49'14.25766"W	AW 30 S
8+52.75	12252	-52.00	L	105.20	59°46'47.06654"N	151°49'13.44364"W	AW 31 S
8+94.24	12255	-52.17	L	99.41	59°46'47.06801"N	151°49'12.63325"W	AW 32 S
9+36.25	12256	-51.85	L	95.64	59°46'47.06465"N	151°49'11.81296"W	AW 33 S
9+65.92	12259	-49.38	L	93.86	59°46'47.04012"N	151°49'11.23597"W	AW 34 S
9+74.34	12260	-45.38	L	93.48	59°46'47.00075"N	151°49'11.11763"W	AW 35 S
9+94.59	12263	-29.80	L	93.45	59°46'46.84718"N	151°49'10.92642"W	AW 36 S
9+98.31	12264	-26.83	L	93.18	59°46'46.81799"N	151°49'10.89204"W	AW 149 S
16+02.15	12037	-8.90	L	70.44	59°46'42.05718"N	151°49'03.80602"W	AW 54 S
16+43.94	12036	-5.74	L	72.67	59°46'41.73831"N	151°49'03.28761"W	AW 55 S
16+85.71	12034	-3.11	L	75.37	59°46'41.44991"N	151°49'02.69932"W	AW 56 S
17+27.25	12032	-1.07	L	79.63	59°46'41.19859"N	151°49'02.06519"W	AW 57 S
17+68.84	22490	1.43	R	83.74	59°46'40.97640"N	151°49'01.37013"W	AW 58 S
18+10.40	12030	7.93	R	86.79	59°46'40.75500"N	151°49'00.68748"W	AW 59 S
18+52.10	12028	12.76	R	90.32	59°46'40.58139"N	151°48'59.94537"W	AW 60 S
18+93.63	12026	16.58	R	94.91	59°46'40.45378"N	151°48'59.17094"W	AW 61 S
19+35.21	12024	20.67	R	99.14	59°46'40.36091"N	151°48'58.37731"W	AW 61 S
20+59.77	12042	28.68	R	111.19	59°46'40.35061"N	151°48'55.94415"W	AW 65 S
21+01.51	12044	29.13	R	113.88	59°46'40.44439"N	151°48'55.14837"W	AW 66 S
21+43.17	12046	31.49	R	118.75	59°46'40.55611"N	151°48'54.36418"W	AW 67
21+84.73	12048	34.02	R	124.06	59°46'40.70162"N	151°48'53.60330"W	AW 68
22+26.52	12049	34.63	R	126.15	59°46'40.88106"N	151°48'52.86679"W	AW 69 S
22+68.37	12051	34.44	R	127.67	59°46'41.06754"N	151°48'52.13743"W	AW 70 S
23+10.28	12053	34.54	R	128.33	59°46'41.25158"N	151°48'51.40492"W	AW 71 S
23+52.41	12055	34.04	R	128.03	59°46'41.44204"N	151°48'50.67353"W	AW 72 S
23+94.48	12057	33.40	R	127.42	59°46'41.63339"N	151°48'49.94453"W	AW 73 S
24+36.54	12059	32.92	R	127.30	59°46'41.82327"N	151°48'49.21452"W	AW 74 S
24+78.54	12061	32.10	R	127.80	59°46'42.01581"N	151°48'48.48826"W	AW 75 S
25+20.57	12064	31.61	R	126.69	59°46'42.20573"N	151°48'47.75863"W	AW 76 S

CATHODIC PROTECTION							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
1+44.93	12218	-87.28	L	152.31	59°46'47.41696"N	151°49'27.28438"W	WELD
6+19.25	12266	-74.55	L	138.24	59°46'47.28976"N	151°49'17.97927"W	MAG SPLICE
9+64.76	12267	-49.64	L	93.92	59°46'47.04269"N	151°49'11.25846"W	CAD WELD
9+64.18	12268	-49.62	L	93.94	59°46'47.04254"N	151°49'11.26977"W	CAD WELD
9+64.05	12269	-51.22	L	93.93	59°46'47.05832"N	151°49'11.27039"W	CAD WELD
9+64.75	12270	-51.13	L	93.89	59°46'47.05742"N	151°49'11.25676"W	CAD WELD
16+15.81	12212	-10.38	L	70.49	59°46'41.96507"N	151°49'03.60413"W	CAD WELD
16+15.14	12213	-10.51	L	70.44	59°46'41.97073"N	151°49'03.61106"W	CAD WELD
16+13.96	12214	-8.09	L	71.20	59°46'41.96468"N	151°49'03.66412"W	CAD WELD
16+14.54	12215	-8.02	L	71.23	59°46'41.96006"N	151°49'03.65766"W	CAD WELD
16+13.19	12216	-7.85	L	70.79	59°46'41.96889"N	151°49'03.67809"W	MAG SPLICE
16+12.64	12217	-12.52	L	70.17	59°46'42.00113"N	151°49'03.61301"W	MAG SPLICE

NOTES:
1) STA 1+00 - 10+40.16 OFFSETS ARE BASED OFF THE SECTION LINE.
2) STA 10+40.61 - 33+49.94 OFFSETS ARE BASED ON THE CENTERLINE OF SPRUCERIDGE LOOP 60' R/W.
3) STA 33+49.94 - 192+37.66 OFFSETS ARE BASED ON THE SECTION LINE.
4) STA 162+37.66 - 287+47.14 OFFSETS ARE BASED ON THE NORTHERLY AND WESTERLY EDGE OF THE ADL 230928 20' ESMT CROSSING STATE LANDS.
5) STA 287+47.14 - 326+60.97 OFFSETS ARE BASED ON THE CENTERLINE OF TILLYGIRL AVE. & HANDCART RD. R/W'S.
6) STA 326+60.97 - 380+01.73 OFFSETS ARE BASED ON SECTION LINE.
7) STA 380+01.73 -391+00 OFFSETS NOT APPLICABLE (PIPELINES ON ARMSTRONG PROPERTY).

SHEET 3 CONT.

TEST STATIONS							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
1+03.87	23345	-130.74	L	154.73	59°46'47.84500"N	151°49'27.29970"W	CP TEST STATION
9+61.70	23346	-50.77	L	98.17	59°46'47.05387"N	151°49'11.31693"W	CP TEST STATION
12+56.18	23347	13.71	R	71.44	59°46'44.75983"N	151°49'07.92288"W	CP TEST STATION
16+10.30	23348	-9.18	L	74.46	59°46'41.99801"N	151°49'03.69548"W	CP TEST STATION

B LINE WELDS & FLANGES							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
1+00	12277	-134.61	L	156.34	59°46'47.88315"N	151°49'27.28695"W	BW 10 N
1+05.14	12280	-129.47	L	154.51	59°46'47.83249"N	151°49'27.28623"W	BW 11 N
1+11.13	12276	-123.48	L	152.18	59°46'47.77355"N	151°49'27.28749"W	BW 12 N
1+40.05	12273	-94.57	L	152.07	59°46'47.48877"N	151°49'27.27800"W	BW 13 N
1+47.82	12272	-89.11	L	152.25	59°46'47.43506"N	151°49'27.16996"W	BW 14 N
1+86.77	12221	-89.53	L	152.72	59°46'47.43987"N	151°49'26.40898"W	BW 15 N
2+28.84	12222	-90.35	L	151.86	59°46'47.44727"N	151°49'25.58747"W	BW 16 N
2+70.78	12225	-89.77	L	150.78	59°46'47.44134"N	151°49'24.76815"W	BW 17 N
3+12.83	12226	-88.43	L	150.30	59°46'47.42797"N	151°49'23.94715"W	BW 18 N
3+54.84	12229	-87.30	L	149.75	59°46'47.41661"N	151°49'23.12692"W	BW 19 N
3+96.79	12230	-87.53	L	148.94	59°46'47.41874"N	151°49'22.30743"W	BW 20 N
4+38.76	12233	-87.85	L	147.84	59°46'47.42166"N	151°49'21.48768"W	BW 21 N
4+80.81	12308	-84.16	L	147.37	59°46'47.38511"N	151°49'20.66952"W	BW 22 N
5+22.71	12307	-82.71	L	148.13	59°46'47.37063"N	151°49'19.85154"W	BW 23 N
5+64.68	12304	-83.27	L	146.26	59°46'47.37591"N	151°49'19.03186"W	BW 24 N
6+06.12	12241	-77.14	L	140.54	59°46'47.31536"N	151°49'18.23131"W	BW 25 N
6+47.62	12242	-71.44	L	134.70	59°46'47.25907"N	151°49'17.42834"W	BW 26 N
6+89.32	12245	-65.89	L	129.67	59°46'47.20417"N	151°49'16.62107"W	BW 27 N
7+31.05	12246	-59.77	L	124.38	59°46'47.14371"N	151°49'15.81465"W	BW 28 N
7+72.47	12249	-54.94	L	117.37	59°46'47.09585"N	151°49'15.01129"W	BW 29 N
8+13.87	12250	-53.29	L	110.47	59°46'47.07942"N	151°49'14.20311"W	BW 30 N
8+55.51	12253	-53.34	L	104.99	59°46'47.07975"N	151°49'13.38968"W	BW 31 N
8+97.17	12254	-53.39	L	99.06	59°46'47.07996"N	151°49'12.57600"W	BW 32 N
9+39.02	12257	-52.55	L	95.65	59°46'47.07152"N	151°49'11.75856"W	BW 33 N
9+70.37	12258	-50.57	L	93.44	59°46'47.05183"N	151°49'11.14753"W	BW 34 N
9+77.40	12261	-46.96	L	93.14	59°46'47.01625"N	151°49'11.02958"W	BW 35 N
9+96.39	12262	-31.23	L	92.99	59°46'46.86126"N	151°49'10.82217"W	BW 36 N
9+99.67	12265	-28.41	L	92.80	59°46'46.83354"N	151°49'10.78921"W	BW 149 N
16+48.02	12035	-6.89	L	72.77	59°46'41.71751"N	151°49'03.21070"W	BW 55 N
16+89.82	12033	-4.43	L	75.86	59°46'41.43460"N	151°49'02.61736"W	BW 56 N
17+31.63	12031	-1.98	L	80.04	59°46'41.18283"N	151°49'01.97115"W	BW 57 N
17+73.33	21108	0.74	R	83.70	59°46'40.96259"N	151°49'01.28364"W	BW5 8 N
18+15.11	12029	7.50	R	87.37	59°46'40.74191"N	151°49'00.59477"W	BW 59 N
18+57.10	12027	11.74	R	91.14	59°46'40.57757"N	151°48'59.84222"W	BW 60 N
18+98.73	12025	15.15	R	95.48	59°46'40.45875"N	151°48'59.06403"W	BW 61 N
19+40.11	12023	19.56	R	99.75	59°46'40.36787"N	151°48'58.27610"W	BW 61 N
20+65.03	12041	27.60	R	111.50	59°46'40.37145"N	151°48'55.84664"W	BW 65 N
21+06.92	12043	28.24	R	114.41	59°46'40.46830"N	151°48'55.05111"W	BW 66 N
21+48.74	12045	30.53	R	119.53	59°46'40.58585"N	151°48'54.26821"W	BW 67 N
21+90.30	12047	33.26	R	124.28	59°46'40.73325"N	151°48'53.51099"W	BW 68 N
22+32.25	12050	33.82	R	126.49	59°46'40.91352"N	151°48'52.77368"W	BW 69 N
22+74.03	12052	33.30	R	128.21	59°46'41.10255"N	151°48'52.04872"W	BW 70 N
23+15.94	12054	33.46	R	128.84	59°46'41.28617"N	151°48'51.31552"W	BW 71 N
23+58.16	12056	32.97	R	127.81	59°46'41.47674"N	151°48'50.58269"W	BW 72 N
24+00.07	12058	32.27	R	127.30	59°46'41.66797"N	151°48'49.85711"W	BW 73 N
24+42.15	12060	31.91	R	127.21	59°46'41.85682"N	151°48'49.12549"W	BW 74 N
24+84.08	12062	31.18	R	127.83	59°46'42.04836"N	151°48'48.39990"W	BW 75 N
25+20.57	12064	31.61	R	126.69	59°46'42.20573"N	151°48'47.75863"W	BW 76 S
25+26.04	12063	30.25	R	126.74	59°46'42.24176"N	151°48'47.67546"W	BW 76 N

CATHODIC PROTECTION							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
26+50.41	12088	29.92	R	129.07	59°46'42.79859"N	151°48'45.50664"W	MAG SPLICE
36+77.10	12129	-19.27	L	144.93	59°46'46.73178"N	151°48'27.48835"W	MAG SPLICE
35+13.42	12168	-20.36	L	152.28	59°46'46.74288"N	151°48'30.68494"W	CAD WELD
35+12.61	12169	-20.36	L	152.20	59°46'46.74287"N	151°48'30.70082"W	CAD WELD
35+09.52	12170	-23.53	L	145.44	59°46'46.77413"N	151°48'30.76036"W	CAD WELD
35+10.67	12171	-23.53	L	145.41	59°46'46.77413"N	151°48'30.73792"W	CAD WELD
35+08.45	12172	-27.64	L	144.83	59°46'46.81458"N	151°48'30.78555"W	MAG SPLICE
35+08.88	12173	-26.10	L	144.94	59°46'46.79941"N	151°48'30.77238"W	MAG SPLICE
35+09.02	12174	-22.78	L	145.04	59°46'46.76671"N	151°48'30.77025"W	MAG SPLICE 2
46+98.96	12198	-19.87	L	145.25	59°46'46.73525"N	151°48'07.52796"W	MAG SPLICE

TEST STATIONS							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
35+10.23	23349	-22.24	L	149.52	59°46'46.76135"N	151°48'30.74673"W	CP TEST STATION

SHEET 4

A LINE WELDS & FLANGES							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
25+62.66	12066	31.91	R	126.84	59°46'42.38873"N	151°48'47.02145"W	AW 77 S
26+04.61	12069	31.39	R	128.61	59°46'42.57866"N	151°48'46.29305"W	AW 78 S
26+46.36	12070	30.78	R	129.95	59°46'42.76819"N	151°48'45.56971"W	AW 79 S
26+88.29	12072	30.73	R	132.45	59°46'42.95374"N	151°48'44.83805"W	AW 80 S
27+30.12	12074	30.42	R	136.69	59°46'43.14100"N	151°48'44.11056"W	AW 81 S
27+72.16	12076	30.82	R	138.90	59°46'43.32295"N	151°48'43.37325"W	AW 82 S
28+13.96	12078	31.09	R	139.50	59°46'43.50521"N	151°48'42.64052"W	AW 83 S
28+55.97	12080	30.81	R	139.31	59°46'43.69391"N	151°48'41.91002"W	AW 84 S
28+97.94	12082	29.99	R	139.58	59°46'43.89178"N	151°48'41.18979"W	AW 85 S
29+40.01	12084	29.85	R	139.55	59°46'44.08911"N	151°48'40.46703"W	AW 86 S
29+82.13	12086	30.49	R	140.06	59°46'44.28507"N	151°48'39.74181"W	AW 87 S
30+23.96	12089	30.71	R	139.71	59°46'44.48838"N	151°48'39.03047"W	AW 88 S
30+65.85	12091	30.80	R	139.43	59°46'44.69794"N	151°48'38.32515"W	AW 89 S
31+08.14	12093	30.57	R	139.47	59°46'44.91713"N	151°48'37.62240"W	AW 90 S
31+49.82	12095	30.57	R	140.36	59°46'45.13613"N	151°48'36.93337"W	AW 91 S
31+91.85	12097	31.10	R	140.80	59°46'45.35728"N	151°48'36.23928"W	AW 92 S
32+34.05	12099	30.97	R	140.42	59°46'45.58978"N	151°48'35.55521"W	AW 93 S
32+75.98	12101	30.29	R	140.88	59°46'45.82987"N	151°48'34.88864"W	AW 94 S
33+17.88	12103	33.51	R	141.67	59°46'46.04201"N	151°48'34.18784"W	AW 95 S
33+59.87	12105	33.95	R	141.88	59°46'46.20822"N	151°48'33.43841"W	AW 144 S
34+02.02	12107	19.12	R	141.43	59°46'46.35423"N	151°48'32.66894"W	AW 96 S
34+43.86	12109	3.40	R	142.47	59°46'46.50899"N	151°48'31.91045"W	AW 97 S
34+85.68	12111	-14.08	L	144.03	59°46'46.68102"N	151°48'31.16723"W	AW 145 S
35+04.54	12113	-23.16	L	145.53	59°46'46.77049"N	151°48'30.84200"W	AW 146 S
35+08.69	12116	-23.54	L	145.52	59°46'46.77420"N	151°48'30.77656"W	AW 98 S
35+50.85	12117	-23.33	L	145.36	59°46'46.77199"N	151°48'29.95353"W	AW 99 S
35+92.81	12119	-21.93	L	145.69	59°46'46.75819"N	151°48'29.13444"W	AW 100 S
36+34.79	12127	-20.23	L	145.56	59°46'46.74130"N	151°48'28.31505"W	AW 101 S
36+76.81	12125	-18.79	L	145.78	59°46'46.72709"N	151°48'27.49473"W	AW 147 S
37+18.80	12124	-18.12	L	144.83	59°46'46.72036"N	151°48'26.67389"W	AW 103 S
37+60.60	12121	-17.78	L	144.53	59°46'46.71693"N	151°48'25.85736"W	AW 104 S
38+02.71	12130	-17.95	L	145.51	59°46'46.71858"N	151°48'25.03463"W	AW 105 S
38+44.77	12132	-18.25	L	145.52	59°46'46.72135"N	151°48'24.21300"W	AW 106 S
38+86.70	12135	-18.21	L	146.32	59°46'46.72091"N	151°48'23.39403"W	AW 107 S
39+28.72	12136	-18.02	L	146.59	59°46'46.71898"N	151°48'22.57330"W	AW 108 S
39+70.65	12139	-17.50	L	146.76	59°46'46.71373"N	151°48'21.75432"W	AW 109 S
40+12.79	12141	-17.10	L	147.19	59°46'46.70967"N	151°48'20.93095"W	AW 110 S
40+54.85	12143	-16.92	L	147.61	59°46'46.70784"N	151°48'20.10919"W	AW 111 S
40+96.71	12144	-17.25	L	146.81	59°46'46.71101"N	151°48'19.29163"W	AW112 S
41+38.65	12147	-17.28	L	146.64	59°46'46.71118"N	151°48'18.47240"W	AW 148 S
41+80.77	12148	-17.64	L	146.70	59°46'46.71464"N	151°48'17.64959"W	AW 113 S
42+22.63	12151	-17.78	L	147.27	59°46'46.71589"N	151°48'16.83144"W	AW 114 S
42+64.73	12152	-18.78	L	147.00	59°46'46.72560"N	151°48'16.00967"W	AW 115 S
43+06.77	12155	-18.97	L	146.97	59°46'46.72741"N	151°48'15.18852"W	AW 116 S
43+48.74	12160	-19.09	L	146.95	59°46'46.72844"N	151°48'14.36875"W	AW 117 S
43+90.82	12158	-19.44	L	146.78	59°46'46.73180"N	151°48'13.54686"W	AW 118 S
44+32.87	12156	-19.19	L	146.48	59°46'46.72927"N	151°48'12.72508"W	AW 119 S
44+74.75	12163	-19.20	L	146.93	59°46'46.72920"N	151°48'11.90738"W	AW 120 S
45+16.66	12164	-18.77	L	146.56	59°46'46.72491"N	151°48'11.08908"W	AW 121 S
45+58.85	12167	-18.74	L	146.22	59°46'46.72446"N	151°48'10.26470"W	AW 122 S
46+00.73	12176	-19.22	L	146.36	59°46'46.72904"N	151°48'09.44651"W	AW 123 S
46+42.78	12177	-19.40	L	146.00	59°46'46.73074"N	151°48'08.62492"W	AW 124 S
46+84.73	12180	-19.60	L	145.85	59°46'46.73260"N	151°48'07.80556"W	AW 125 S
47+26.75	12181	-19.66	L	145.97	59°46'46.73308"N	151°48'06.98481"W	AW 126 S
47+68.81	12184	-19.49	L	145.35	59°46'46.73129"N	151°48'06.16326"W	AW 127 S
48+10.70	12185	-19.60	L	145.68	59°46'46.73219"N	151°48'05.34499"W	AW 128 S
48+52.84	12188	-19.66	L	145.60	59°46'46.73268"N	151°48'04.52189"W	AW 129 S
48+94.67	12189	-19.63	L	146.32	59°46'46.73225"N	151°48'03.70464"W	AW 130 S
49+36.80	12192	-19.33	L	146.55	59°46'46.72923"N	151°48'02.88182"W	AW 131 S
49+78.89	12193	-19.34	L	146.40	59°46'46.72917"N	151°48'02.05949"W	AW 132 S
50+20.78	12196	-19.13	L	146.56	59°46'46.72691"N	151°48'01.24105"W	AW 133 S
50+62.70	12200	-19.81	L	146.23	59°46'46.73356"N	151°48'00.42244"W	AW 134 S
50+82.26	12203	-19.68	L	146.25	59°46'46.73213"N	151°48'00.01825"W	AW 136 S
50+88.58	12204	-23.95	L	146.22	59°46'46.77420"N	151°47'59.92714"W	AW 137 S

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 26, 27, 31, 32, 33, 34, T4S, R14W
AND SURVEYED SECTIONS 34, 35, 36, T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STA. 1+00 TO 50+50 (SEE SHEETS 3 & 4)

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT | EPF #20100037

REV	DATE	DESCRIPTION	BY
1	2/7/12	DRAFT ISSUE	bgb

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY WELD & LOCATION TABLES

FIELD WORK DATE: 11/01/10-4/11 | FIELD BOOK NO. 1024 | JOB NO. 103088

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-6265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: SAM
HORZ. SCALE: N/A
VERT. SCALE: N/A

SHEET: 18 OF 29

SHEET 5

A LINE WELDS & FLANGES							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
51+04.45	12207	-41.21	L	147.16	59°46'46.94434"N	151°47'59.92118"W	AW 138 S
51+21.50	12208	-58.26	L	147.19	59°46'47.11214"N	151°47'59.92111"W	AW 139 S
51+28.68	12210	-63.37	L	150.85	59°46'47.16248"N	151°47'59.84754"W	AW 140 S
51+36.06	23296	-63.64	L	155.09	59°46'47.16513"N	151°47'59.71734"W	S PL FLANGE
51+38.39	23295	-63.63	L	155.01	59°46'47.16495"N	151°47'59.67471"W	S PL FLANGE
51+65.66	23294	-64.57	L	155.26	59°46'47.17416"N	151°47'59.14072"W	S PL FLANGE
51+67.95	23293	-64.55	L	155.21	59°46'47.17394"N	151°47'59.09590"W	S PL FLANGE
51+74.71	23288	-64.62	L	152.58	59°46'47.17464"N	151°47'58.96532"W	AW 166 S
51+76.56	23287	-64.56	L	150.65	59°46'47.17398"N	151°47'58.92951"W	AW 167 S
51+85.36	23285	-60.09	L	147.19	59°46'47.13001"N	151°47'58.65724"W	AW 168 S
52+22.37	23282	-21.68	L	147.11	59°46'46.75171"N	151°47'58.83618"W	AW 169 S
52+28.79	23281	-17.27	L	147.00	59°46'46.70819"N	151°47'58.74512"W	AW 170 S
52+43.23	23278	-17.35	L	146.56	59°46'46.70895"N	151°47'58.43715"W	AW 175 S
52+66.88	23277	-17.29	L	145.52	59°46'46.70831"N	151°47'57.97509"W	AW 176 S
53+08.83	23275	-17.06	L	145.54	59°46'46.70594"N	151°47'57.15522"W	AW 177 S
53+50.78	23271	-17.17	L	145.85	59°46'46.70681"N	151°47'56.33630"W	AW 178 S
53+92.86	23272	-17.47	L	144.43	59°46'46.70965"N	151°47'55.51395"W	AW 179 S
54+34.80	23268	-17.24	L	144.55	59°46'46.70723"N	151°47'54.69439"W	AW 180 S
54+76.80	23267	-17.78	L	145.09	59°46'46.71238"N	151°47'53.87410"W	AW 181 S
55+18.48	23264	-18.19	L	144.73	59°46'46.71630"N	151°47'53.06039"W	AW 182 S
55+60.74	23262	-18.44	L	145.47	59°46'46.71867"N	151°47'52.23469"W	AW 183 S
56+02.75	23261	-18.35	L	145.15	59°46'46.71759"N	151°47'51.41448"W	AW 184 S
56+44.70	23258	-18.32	L	145.30	59°46'46.71716"N	151°47'50.59498"W	AW 185S
56+86.73	23257	-18.17	L	145.27	59°46'46.71551"N	151°47'49.77380"W	AW 186 S
57+28.69	23254	-18.40	L	145.37	59°46'46.71767"N	151°47'48.95401"W	AW 187 S
57+70.50	23253	-18.55	L	144.94	59°46'46.71896"N	151°47'48.13703"W	AW 188 S
58+12.60	23250	-17.89	L	144.77	59°46'46.71234"N	151°47'47.31549"W	AW 189 S
58+54.42	23247	-17.96	L	145.23	59°46'46.71279"N	151°47'46.49790"W	AW 190 S
58+96.70	23248	-17.50	L	145.05	59°46'46.70817"N	151°47'45.67313"W	AW 191 S

B LINE WELDS & FLANGES							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
51+06.24	12206	-43.04	L	147.43	59°46'46.96220"N	151°47'59.94505"W	BW 138 N
51+23.35	12209	-60.13	L	147.67	59°46'47.13056"N	151°47'59.93205"W	BW 139 N
51+29.30	12211	-64.43	L	151.11	59°46'47.17285"N	151°47'59.85159"W	BW 140 N
51+36.15	23297	-65.08	L	155.13	59°46'47.17930"N	151°47'59.71822"W	FLANGE
51+38.42	23298	-65.07	L	155.01	59°46'47.17914"N	151°47'59.67389"W	FLANGE
51+65.64	23292	-66.03	L	155.37	59°46'47.18850"N	151°47'59.14259"W	FLANGE BW 165
51+68.03	23291	-66.16	L	155.31	59°46'47.18977"N	151°47'59.09591"W	FLANGE BW 291
51+76.20	23289	-66.17	L	152.57	59°46'47.18991"N	151°47'58.93634"W	BW 166 N
51+78.24	23290	-66.16	L	150.62	59°46'47.18976"N	151°47'58.89649"W	BW 167 N
51+84.16	23284	-61.33	L	147.23	59°46'47.14221"N	151°47'58.82956"W	BW 168 N
52+22.34	23283	-23.16	L	147.06	59°46'46.76628"N	151°47'58.81066"W	BW 169 N
52+29.14	23280	-18.60	L	146.94	59°46'46.72134"N	151°47'58.71224"W	BW 170 N
52+43.21	23279	-18.54	L	146.60	59°46'46.72070"N	151°47'58.43739"W	BW 292 N
52+69.44	23276	-18.35	L	145.42	59°46'46.71875"N	151°47'57.92510"W	BW 176 N
53+11.38	23274	-18.80	L	145.62	59°46'46.72302"N	151°47'57.10588"W	BW 177 N
53+53.30	23270	-18.73	L	145.83	59°46'46.72217"N	151°47'56.28689"W	BW 178 N
53+95.29	23273	-18.92	L	144.41	59°46'46.72397"N	151°47'55.46659"W	BW 179 N
54+37.46	23269	-19.51	L	144.55	59°46'46.72955"N	151°47'54.64301"W	BW 180 N
54+79.28	23266	-19.87	L	145.08	59°46'46.73304"N	151°47'53.82605"W	BW 181 N
55+21.23	23265	-19.96	L	145.11	59°46'46.73378"N	151°47'53.00655"W	BW 182 N
55+63.21	23263	-20.25	L	145.71	59°46'46.73646"N	151°47'52.18660"W	BW 183 N
56+05.25	23260	-19.91	L	145.27	59°46'46.73298"N	151°47'51.36536"W	BW 184 N
56+47.12	23259	-19.62	L	145.33	59°46'46.72995"N	151°47'50.54758"W	BW 185 N
56+89.09	23256	-19.57	L	145.21	59°46'46.72935"N	151°47'49.72770"W	BW 186 N
57+31.01	23255	-19.72	L	145.41	59°46'46.73062"N	151°47'48.90883"W	BW 187 N
57+73.09	23252	-20.16	L	145.01	59°46'46.73478"N	151°47'48.08686"W	BW 188 N
58+15	23251	-19.79	L	144.72	59°46'46.73101"N	151°47'47.26824"W	BW 189 N
58+57.08	23246	-20.08	L	145.37	59°46'46.73369"N	151°47'46.44622"W	BW 190 N
58+99.70	23249	-19.29	L	144.72	59°46'46.72581"N	151°47'45.61378"W	BW 191 N

CATHODIC PROTECTION							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
72+85.53	23117	-19.58	L	205.69	59°46'46.73628"N	151°47'18.54394"W	ANODE BAG

TEST STATIONS							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
51+29.52	23350	-64.35	L	152.32	59°46'47.17205"N	151°47'59.84694"W	CP TEST STATION
51+83.67	23351	-60.84	L	151.52	59°46'47.13736"N	151°47'58.85961"W	CP TEST STATION
59+42.20	23242	-18.22	L	142.74	59°46'46.71510"N	151°47'44.78265"W	CP TEST STATION
72+87.34	23118	-19.09	L	205.14	59°46'46.73150"N	151°47'18.50849"W	CP TEST STATION

B LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
51+36.15	23297	-65.08	L	155.13	59°46'47.17930"N	151°47'59.71822"W	FLANGE
51+38.42	23298	-65.07	L	155.01	59°46'47.17914"N	151°47'59.67389"W	FLANGE
59+43.29	23240	-20.51	L	143.62	59°46'46.73761"N	151°47'44.76260"W	COUPLING
72+89.26	23115	-20.22	L	205.99	59°46'46.74266"N	151°47'18.47128"W	COUPLING

A LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
59+40.94	23241	-17.61	L	143.40	59°46'46.70904"N	151°47'44.80689"W	COUPLING
72+84.55	23116	-17.77	L	205.84	59°46'46.71850"N	151°47'18.56269"W	COUPLING

SHEET 5 CONT.

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
59+73.58	23229	-19.77	L	143.49	59°46'46.73017"N	151°47'44.17115"W	TOP B LINE
60+11.19	23226	-20.17	L	143.49	59°46'46.73399"N	151°47'43.43645"W	TOP B LINE
60+25.18	23223	-19.42	L	143.49	59°46'46.72671"N	151°47'43.16364"W	TOP B LINE
60+44.78	23218	-19.41	L	143.49	59°46'46.72672"N	151°47'42.78068"W	TOP B LINE
60+60.82	23216	-19.44	L	143.49	59°46'46.72708"N	151°47'42.46741"W	TOP B LINE
60+85.21	23213	-19.28	L	143.49	59°46'46.72573"N	151°47'41.99092"W	TOP B LINE
61+15.31	23210	-19.85	L	143.49	59°46'46.73153"N	151°47'41.40311"W	TOP B LINE
61+44.81	23207	-19.84	L	143.49	59°46'46.73162"N	151°47'40.82678"W	TOP B LINE
61+75.75	23204	-19.87	L	143.49	59°46'46.73215"N	151°47'40.22237"W	TOP B LINE
62+04.91	23201	-19.66	L	143.49	59°46'46.73024"N	151°47'39.65273"W	TOP B LINE
62+35.07	23198	-19.81	L	143.49	59°46'46.73198"N	151°47'39.06373"W	TOP B LINE
62+64.70	23195	-19.82	L	143.49	59°46'46.73224"N	151°47'38.48490"W	TOP B LINE
62+93.86	23192	-20.05	L	143.49	59°46'46.73469"N	151°47'37.91526"W	TOP B LINE
63+25.06	23190	-19.90	L	143.49	59°46'46.73341"N	151°47'37.30579"W	TOP B LINE
63+53.59	23187	-19.49	L	143.49	59°46'46.72963"N	151°47'36.74852"W	TOP B LINE
63+84.18	23185	-19.40	L	143.49	59°46'46.72890"N	151°47'36.15089"W	TOP B LINE
64+19.05	23181	-19.52	L	143.49	59°46'46.73032"N	151°47'35.46973"W	TOP B LINE
64+44.12	23178	-19.80	L	143.49	59°46'46.73323"N	151°47'34.98008"W	TOP B LINE
64+73.99	23174	-19.87	L	143.49	59°46'46.73416"N	151°47'34.39666"W	TOP B LINE
65+04.04	23171	-19.56	L	143.49	59°46'46.73129"N	151°47'33.80956"W	TOP B LINE
65+39.75	23170	-19.83	L	143.49	59°46'46.73422"N	151°47'33.11202"W	TOP B LINE
65+64.19	23166	-19.60	L	143.49	59°46'46.73204"N	151°47'32.63476"W	TOP B LINE
65+91.90	23163	-19.66	L	143.49	59°46'46.73282"N	151°47'32.09331"W	TOP B LINE
66+30.44	23160	-19.86	L	143.49	59°46'46.73503"N	151°47'31.34052"W	TOP B LINE
66+75.12	23158	-19.98	L	143.49	59°46'46.73650"N	151°47'30.46772"W	TOP B LINE
67+19.53	23156	-19.83	L	143.49	59°46'46.73528"N	151°47'29.60017"W	TOP B LINE
67+63	23154	-19.58	L	143.49	59°46'46.73318"N	151°47'28.75110"W	TOP B LINE
68+05.41	23151	-20.00	L	143.49	59°46'46.73752"N	151°47'27.92265"W	TOP B LINE
68+48.91	23150	-19.93	L	143.49	59°46'46.73716"N	151°47'27.07287"W	TOP B LINE
68+90.11	23147	-19.90	L	143.49	59°46'46.73708"N	151°47'26.26819"W	TOP B LINE
69+29.08	23145	-19.64	L	143.49	59°46'46.73475"N	151°47'25.50691"W	TOP B LINE
69+70.59	23143	-19.93	L	143.49	59°46'46.73784"N	151°47'24.69602"W	TOP B LINE
70+13.91	23141	-20.14	L	143.49	59°46'46.74022"N	151°47'23.84981"W	TOP B LINE
70+52.43	23130	-19.94	L	143.49	59°46'46.73848"N	151°47'23.09741"W	TOP B LINE
70+92.13	23128	-19.69	L	143.49	59°46'46.73627"N	151°47'22.32199"W	TOP B LINE
71+34.40	23126	-19.46	L	143.49	59°46'46.73422"N	151°47'21.49625"W	TOP B LINE
71+80.38	23124	-19.63	L	143.49	59°46'46.73621"N	151°47'20.59806"W	TOP B LINE
72+23.99	23122	-19.13	L	143.49	59°46'46.73157"N	151°47'19.74613"W	TOP B LINE
72+67.94	23120	-19.92	L	143.49	59°46'46.73954"N	151°47'18.88775"W	TOP B LINE
72+96.60	23113	-19.12	L	143.49	59°46'46.73186"N	151°47'18.32955"W	TOP B LINE
73+25.53	23110	-19.54	L	143.49	59°46'46.73613"N	151°47'17.76444"W	TOP B LINE
73+69.73	23108	-19.87	L	143.49	59°46'46.73967"N	151°47'16.90110"W	TOP B LINE
74+11.89	23106	-19.89	L	143.49	59°46'46.74012"N	151°47'16.07761"W	TOP B LINE
74+54.71	23104	-19.82	L	143.49	59°46'46.73963"N	151°47'15.24111"W	TOP B LINE
74+97.67	23101	-19.55	L	143.49	59°46'46.73729"N	151°47'14.40185"W	TOP B LINE
75+41.36	23099	-19.62	L	143.49	59°46'46.73822"N	151°47'13.54847"W	TOP B LINE
75+86.47	23097	-19.36	L	143.49	59°46'46.73586"N	151°47'12.66722"W	TOP B LINE
76+32.35	23095	-19.37	L	143.49	59°46'46.73623"N	151°47'11.77113"W	TOP B LINE
76+77.09	23093	-19.29	L	143.49	59°46'46.73576"N	151°47'10.89706"W	TOP B LINE
77+19.09	23091	-19.35	L	143.49	59°46'46.73651"N	151°47'10.07661"W	TOP B LINE
77+57.59	23089	-19.43	L	143.49	59°46'46.73752"N	151°47'09.32463"W	TOP B LINE
78+02.13	23087	-19.44	L	143.49	59°46'46.73788"N	151°47'08.45443"W	TOP B LINE
78+42	23085	-19.60	L	143.49	59°46'46.73969"N	151°47'07.67565"W	TOP B LINE

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
60+10.99	23225	-18.12	L	143.70	59°46'46.71381"N	151°47'43.43994"W	TOP A LINE
60+25.17	23224	-17.29	L	143.39	59°46'46.70571"N	151°47'43.16593"W	TOP A LINE
60+44.50	23219	-17.47	L	142.54	59°46'46.70759"N	151°47'42.78610"W	TOP A LINE
60+60.41	23215	-17.55	L	143.28	59°46'46.70847"N	151°47'42.47528"W	TOP A LINE
60+85.11	23214	-17.28	L	143.33	59°46'46.70605"N	151°47'41.99307"W	TOP A LINE
61+15.02	23211	-17.51	L	142.06	59°46'46.70845"N	151°47'41.40773"W	TOP A LINE
61+44.88	23208	-18.36	L	142.59	59°46'46.71708"N	151°47'40.82527"W	TOP A LINE
61+75.69	23205	-18.22	L	143.01	59°46'46.71584"N	151°47'40.22355"W	TOP A LINE
62+04.92	23202	-18.07	L	143.17	59°46'46.71461"N	151°47'39.65240"W	TOP A LINE
62+34.98	23199	-18.16	L	143.29	59°46'46.71569"N	151°47'39.06514"W	TOP A LINE
62+64.62	23196	-18.32	L	143.71	59°46'46.71746"N	151°47'38.48638"W	TOP A LINE
62+93.82	23193	-17.99	L	144.41	59°46'46.71447"N	151°47'37.91568"W	TOP A LINE
63+24.93	23191	-18.07	L	144.73	59°46'46.71540"N	151°47'37.30840"W	TOP A LINE
63+53.72	23188	-18.10	L	144.89	59°46'46.71595"N	151°47'36.74611"W	TOP A LINE
63+84.36	23184	-17.75	L	145.46	59°46'46.71268"N	151°47'36.14730"W	TOP A LINE
64+18.94	23180	-17.48	L	145.70	59°46'46.71027"N	151°47'35.47158"W	TOP A LINE
64+44.19	23179	-17.67	L	145.60	59°46'46.71227"N	151°47'34.97864"W	TOP A LINE
64+74.13	23175	-18.09	L	144.82	59°46'46.71656"N	151°47'34.39421"W	TOP A LINE
65+04	23172	-17.98	L	145.89	59°46'46.71576"N	151°47'33.80948"W	TOP A LINE
65+39.83	23169	-18.19	L	146.43	59°46'46.71799"N	151°47'33.11074"W	TOP A LINE
65+63.96	23167	-17.64	L	147.19	59°46'46.71272"N	151°47'32.63961"W	TOP A LINE
65+91.83	23164	-17.89	L	147.12	59°46'46.71540"N	151°47'32.09470"W	TOP A LINE
66+30.57	23159	-17.75	L	148.22	59°46'46.71428"N	151°47'31.33790"W	TOP A LINE
66+75.11	23157	-17.69	L	155.35	59°46'46.71392"N	151°47'30.46782"W	TOP A LINE
67+19.58	23155	-17.72	L	162.98	59°46'46.71456"N	151°47'29.59945"W	TOP A LINE

PIPELINE MILE POST							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
53+59.37	23342	14.89	L	150.98	59°46'46.68576"N	151°47'56.16803"W	MILE POST 1

SHEET 4 CONT.

B LINE WELDS & FLANGES							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
25+67.80	12067	30.33	R	127.07	59°46'42.42534"N	151°48'46.94557"W	BW 77 N
26+09.85	12068	29.63	R	129.18	59°46'42.61713"N	151°48'46.21748"W	BW 78 N
26+52.05	12071	29.20	R	130.60	59°46'42.80716"N	151°48'45.48451"W	BW 79 N
26+93.96	12073	29.02	R	132.92	59°46'42.99371"N	151°48'44.75414"W	BW 80 N
27+35.66	12075	29.22	R	136.94	59°46'43.17601"N	151°48'44.02421"W	BW 81 N
27+77.69	12077	29.90	R	139.07	59°46'43.35561"N	151°48'43.28445"W	BW 82 N
28+19.59	12079	29.63	R	139.60	59°46'43.54288"N	151°48'42.55519"W	BW 83 N
28+61.63	12081	29.33	R	139.41	59°46'43.73226"N	151°48'41.82495"W	BW 84 N
29+03.70	12083	29.04	R	139.43	59°46'43.92659"N	151°48'41.09915"W	BW 85 N
29+45.71	12085	28.91	R	139.67	59°46'44.12422"N	151°48'40.37818"W	BW 86 N
29+87.75	12087	29.27	R	139.55	59°46'44.32284"N	151°48'39.65762"W	BW 87 N
30+29.75	12090	29.27	R	139.61	59°46'44.52944"N	151°48'38.94675"W	BW 88 N
30+71.73	12092	29.39	R	139.38	59°46'44.73972"N	151°48'38.24082"W	BW 89 N
31+13.66	12094	29.62	R	139.42	59°46'44.95385"N	151°48'37.54034"W	BW 90 N
31+55.67	12096	29.62	R	140.63	59°46'45.17519"N	151°48'36.84704"W	BW 91 N
31+97.68	12098	30.24	R	140.79	59°46'45.39612"N	151°48'36.15324"W	BW 92 N
32+39.73	12100	29.91	R	140.35	59°46'45.62990"N	151°48'35.47521"W	BW 93 N
32+81.56	12102	29.83	R	140.69	59°46'45.86524"N	151°48'34.80451"W	BW 94 N
33+23.73	12104	33.74	R	141.66	59°46'46.07402"N	151°48'34.09257"W	BW 95 N
33+65.61	12106	30.89	R	141.84	59°46'46.23839"N	151°48'33.34222"W	BW 144 N
34+07.67	12108	16.41	R	141.55	59°46'46.38089"N	151°48'32.57078"W	BW 96 N
34+49.53	12110	0.00	L	142.95	59°46'46.54249"N	151°48'31.81837"W	BW 97 N
34+91.65	12112	-17.98	L	144.02	59°46'46.71950"N	151°48'31.07423"W	BW 145 N
35+05.06	12114	-24.65	L	145.79	59°46'46.78514"N	151°48'30.84688"W	BW 146 N
35+08.41	12115	-24.94	L	145.86	59°46'46.78795"N	151°48'30.78178"W	BW 98 N
35+50.72	12118	-24.46	L	145.32	59°46'46.78314"N	151°48'29.95530"W	BW 99 N
35+92.65	12120	-23.15	L	145.75	59°46'46.77019"N	151°48'29.13673"W	BW 100 N
36+34.58	12128	-21.49	L	145.52	59°46'46.75378"N	151°48'28.31832"W	BW 101 N
36+76.92	12126	-19.94	L	145.66	59°46'46.73844"N	151°48'27.49170"W	BW 147 N
37+18.74	12123	-19.16	L	144.85	59°46'46.73061"N	151°48'26.67495"W	BW 103 N
37+60.90	12122	-19.11	L	144.62	59°46'46.73001"N	151°48'25.85128"W	BW 104 N
38+02.70	12131	-18.85	L	145.48	59°46'46.72741"N	151°48'25.03485"W	BW 105 N
38+44.78	12133	-18.92	L	145.67	59°46'46.72800"N	151°48'24.21293"W	BW 106 N
38+86.61	12134	-19.13	L	146.24	59°46'46.73002"N	151°48'23.39583"W	BW 107 N
39+28.58	12137	-18.83	L	146.62	59°46'46.72689"N	151°48'22.57586"W	BW 108 N
39+70.67	12138	-18.42	L	146.71	59°46'46.72282"N	151°48'21.75378"W	BW 109 N
40+12.79	12141	-17.10	L	147.19	59°46'46.70967"N	151°48'20.93095"W	BW 110 S
40+54.73	12142	-18.03	L	147.69	59°46'46.71877"N	151°48'20.11180"W	BW 111 N
40+96.65	12145	-18.33	L	146.79	59°46'46.72157"N	151°48'19.29294"W	BW 112 N
41+38.66	12146	-18.47	L	146.61	59°46'46.72285"N	151°48'18.47223"W	BW 148 N
41+80.66	12149	-18.53	L	146.64	59°46'46.72338"N	151°48'17.65179"W	BW 113 N
42+22.54	12150	-18.83	L	147.20	59°46'46.72625"N	151°48'16.83382"W	BW 114 N
42+64.70	12153	-19.90	L	147.03	59°46'46.73662"N	151°48'16.01050"W	BW 115 N
43+06.70	12154	-20.07	L	146.95	59°46'46.73819"N	151°48'15.19000"W	BW 116 N
43+48.57	12161	-20.30	L	146.79	59°46'46.74038"N	151°48'14.37217"W	BW 117 N
43+90.66	12159	-20.46	L	146.56	59°46'46.74184"N	151°48'13.54996"W	BW 118 N
44+32.81	12157	-20.19	L	146.41	59°46'46.73912"N	151°48'12.72657"W	BW 119 N
44+74.56	12162	-20.75	L	146.82	59°46'46.74446"N	151°48'11.91114"W	BW 120 N
45+16.57	12165	-20.67	L	146.57	59°46'46.74359"N	151°48'11.09040"W	BW 121 N
45+58.60	12166	-20.12	L	146.30	59°46'46.73808"N	151°48'10.26956"W	BW 122 N
46+00.72	12175	-19.94	L	146.37	59°46'46.73616"N	151°48'09.44679"W	BW 123N
46+42.63	12178	-20.04	L	146.04	59°46'46.73702"N	151°48'08.62799"W	BW 124 N
46+84.61	12179	-20.45	L	145.85	59°46'46.74095"N	151°48'07.80807"W	BW 125 N
47+26.69	12182	-20.53	L	145.99	59°46'46.74162"N	151°48'06.98599"W	BW 126 N
47+68.52	12183	-20.70	L	145.49	59°46'46.74322"N	151°48'06.16883"W	BW 127 N
48+10.60	12186	-20.59	L	145.64	59°46'46.74201"N	151°48'05.34685"W	BW 128 N
48+52.57	12187	-20.63	L	145.70	59°46'46.74223"N	151°48'04.52706"W	BW 129 N
48+94.61	12190	-20.41	L	146.32	59°46'46.73993"N	151°48'03.70592"W	BW 130 N
49+36.63	12191	-20.55	L	146.58	59°46'46.74118"N	151°48'02.88510"W	BW 131 N
49+78.57	12194	-20.21	L	146.46	59°46'46.73774"N	151°48'02.06582"W	BW 132 N
50+20.55	12195	-20.06	L	146.58	59°46'46.73615"N	151°48'01.24569"W	BW 133 N
50+62.68	12201	-20.69	L	146.32	59°46'46.74214"N	151°48'00.42281"W	BW 134 N
50+81.88	12202	-20.63	L	146.25	59°46'46.74149"N	151°48'00.04775"W	BW 136 N
50+88.62	12205	-25.43	L	146.33	59°46'46.78879"N	151°47'59.95533"W	BW 137 N

NOTES:
1) STA 1+00 - 10+40.16 OFFSETS ARE BASED OFF THE SECTION LINE.
2) STA 10+40.61 - 33+49.94 OFFSETS ARE BASED ON THE CENTERLINE OF SPRUCERIDGE LOOP 60' R/W.
3) STA 33+49.94 - 192+37.66 OFFSETS ARE BASED ON THE SECTION LINE.
4) STA 162+37.66 - 287+47.14 OFFSETS ARE BASED ON THE NORTHERLY AND WESTERLY EDGE OF THE ADL 230928 20' ESMT CROSSING STATE LANDS.
5) STA 287+47.14 - 326+60.97 OFFSETS ARE BASED ON THE CENTERLINE OF TILLYGIRL AVE. & HANDCART RD. R/W'S.
6) STA 326+60.97 - 380+01.73 OFFSETS ARE BASED ON SECTION LINE.
7) STA 380+01.73 -391+00 OFFSETS NOT APPLICABLE (PIPELINES ON ARMSTRONG PROPERTY).

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 26, 27, 31, 32, 33, 34, T4S, R14W
AND SURVEYED SECTIONS 34, 35, 36, T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STA. 26+50 TO 78+50 (SEE SHEETS 4 & 5)

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012

DWG FILE: 103088_ASBUILT | EPF #20100037

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY WELD & LOCATION TABLES

FIELD WORK DATE: 11/01/10-4/4/11 | FIELD BOOK NO. 10-24 | JOB NO. 103088

REV	DATE	DESCRIPTION	BY
1	2/6/12	DRAFT ISSUE	MSM

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-5265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: SAM
HORZ. SCALE: N/A
VERT. SCALE: N/A
SHEET: 19 OF 29

SHEET 5 CONT.

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
67+62.77	23153	-17.25	L	171.58	59°46'46.71018"N	151°47'28.75590"W	TOP A LINE
68+05.62	23152	-18.09	L	177.76	59°46'46.71873"N	151°47'27.91864"W	TOP A LINE
68+48.83	23149	-18.05	L	183.56	59°46'46.71857"N	151°47'27.07463"W	TOP A LINE
68+90.40	23148	-17.71	L	191.48	59°46'46.71551"N	151°47'26.26272"W	TOP A LINE
69+29.05	23146	-17.55	L	197.30	59°46'46.71416"N	151°47'25.50776"W	TOP A LINE
69+70.57	23144	-17.85	L	200.31	59°46'46.71736"N	151°47'24.69622"W	TOP A LINE
70+13.99	23142	-18.56	L	202.20	59°46'46.72463"N	151°47'23.84849"W	TOP A LINE
70+52.36	23131	-18.42	L	203.98	59°46'46.72351"N	151°47'23.09897"W	TOP A LINE
70+92.27	23129	-18.05	L	204.25	59°46'46.72009"N	151°47'22.31932"W	TOP A LINE
71+34.29	23127	-18.15	L	205.17	59°46'46.72139"N	151°47'21.49840"W	TOP A LINE
71+80.51	23125	-18.05	L	205.17	59°46'46.72063"N	151°47'20.59576"W	TOP A LINE
72+24.10	23123	-17.81	L	205.60	59°46'46.71854"N	151°47'19.74358"W	TOP A LINE
72+68.09	23121	-17.93	L	205.59	59°46'46.71996"N	151°47'18.88432"W	TOP A LINE
72+96.62	23114	-17.32	L	205.61	59°46'46.71411"N	151°47'18.32862"W	TOP A LINE
73+25.52	23111	-17.83	L	205.44	59°46'46.71930"N	151°47'17.76415"W	TOP A LINE
73+69.85	23109	-18.06	L	204.91	59°46'46.72188"N	151°47'16.89880"W	TOP A LINE
74+11.96	23107	-18.09	L	205.11	59°46'46.72243"N	151°47'16.07623"W	TOP A LINE
74+54.78	23105	-18.09	L	205.38	59°46'46.72260"N	151°47'15.23989"W	TOP A LINE
74+97.98	23102	-18.24	L	205.16	59°46'46.72433"N	151°47'14.39591"W	TOP A LINE
75+41.50	23100	-18.18	L	204.92	59°46'46.72406"N	151°47'13.54590"W	TOP A LINE
75+86.57	23098	-17.73	L	204.60	59°46'46.71982"N	151°47'12.66527"W	TOP A LINE
76+32.54	23096	-17.95	L	205.27	59°46'46.72228"N	151°47'11.76741"W	TOP A LINE
76+77.40	23094	-17.39	L	207.17	59°46'46.71703"N	151°47'10.89090"W	TOP A LINE
77+19.19	23092	-17.54	L	207.84	59°46'46.71867"N	151°47'10.07466"W	TOP A LINE
77+57.57	23090	-17.73	L	208.53	59°46'46.72082"N	151°47'09.32497"W	TOP A LINE
78+02.54	23088	-17.97	L	209.50	59°46'46.72339"N	151°47'08.44639"W	TOP A LINE
78+41.98	23086	-18.00	L	210.42	59°46'46.72394"N	151°47'07.67588"W	TOP A LINE

SHEET 6

B LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
102+83.09	22862	-20.39	L	191.53	59°46'46.72697"N	151°46'19.99299"W	COUPLING

A LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
102+74.66	22863	-27.72	L	191.32	59°46'46.70161"N	151°46'20.15706"W	COUPLING

TEST STATIONS							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
102+79.19	22865	-19.93	L	190.66	59°46'46.72254"N	151°46'20.06905"W	CP TEST STATION

CATHODIC PROTECTION							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
102+81.51	22864	-17.70	L	192.90	59°46'46.70050"N	151°46'20.02317"W	ANODE BAG

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
78+84.87	23083	-19.67	L	211.15	59°46'46.74068"N	151°47'06.83830"W	TOP B LINE
79+27.29	23081	-19.73	L	210.99	59°46'46.74147"N	151°47'06.00966"W	TOP B LINE
79+67.95	23079	-19.50	L	209.83	59°46'46.73938"N	151°47'05.21544"W	TOP B LINE
80+10.04	23077	-19.39	L	206.36	59°46'46.73848"N	151°47'04.39317"W	TOP B LINE
80+52.61	23075	-20.03	L	203.72	59°46'46.74501"N	151°47'03.56166"W	TOP B LINE
80+95	23073	-19.83	L	198.09	59°46'46.74327"N	151°47'02.73371"W	TOP B LINE
81+38.51	23071	-19.72	L	191.99	59°46'46.74248"N	151°47'01.88374"W	TOP B LINE
81+80.97	23069	-19.40	L	188.48	59°46'46.73951"N	151°47'01.05424"W	TOP B LINE
82+23.25	23058	-19.38	L	186.54	59°46'46.73954"N	151°47'00.22830"W	TOP B LINE
82+53.49	23056	-19.70	L	185.24	59°46'46.74285"N	151°46'59.63769"W	TOP B LINE
82+82.78	23052	-19.38	L	185.44	59°46'46.73985"N	151°46'59.06563"W	TOP B LINE
83+11.70	23049	-19.51	L	185.58	59°46'46.74122"N	151°46'58.50064"W	TOP B LINE
83+41.94	23046	-19.63	L	185.14	59°46'46.74259"N	151°46'57.90984"W	TOP B LINE
83+71.60	23043	-19.13	L	185.73	59°46'46.73781"N	151°46'57.33061"W	TOP B LINE
84+00.17	23040	-19.52	L	185.42	59°46'46.74181"N	151°46'56.77260"W	TOP B LINE
84+31.41	23037	-19.63	L	185.29	59°46'46.74307"N	151°46'56.16239"W	TOP B LINE
84+60.86	23034	-19.71	L	185.82	59°46'46.74394"N	151°46'55.58698"W	TOP B LINE
84+91.64	23031	-19.82	L	185.76	59°46'46.74521"N	151°46'54.98568"W	TOP B LINE
85+21.46	23028	-19.87	L	185.21	59°46'46.74583"N	151°46'54.40317"W	TOP B LINE
85+52.06	23025	-19.70	L	184.68	59°46'46.74431"N	151°46'53.80541"W	TOP B LINE
85+82.28	23023	-19.85	L	184.83	59°46'46.74596"N	151°46'53.21525"W	TOP B LINE
86+10.62	23019	-19.65	L	184.74	59°46'46.74409"N	151°46'52.66155"W	TOP B LINE
86+42.20	23016	-19.79	L	184.77	59°46'46.74564"N	151°46'52.04478"W	TOP B LINE
86+70.80	23014	-19.45	L	185.28	59°46'46.74212"N	151°46'51.48597"W	TOP B LINE
87+02.08	23010	-19.96	L	185.82	59°46'46.74674"N	151°46'50.87515"W	TOP B LINE
87+30.98	23007	-19.75	L	185.60	59°46'46.74423"N	151°46'50.31062"W	TOP B LINE
87+61.55	23004	-20.11	L	184.89	59°46'46.74729"N	151°46'49.71341"W	TOP B LINE
87+92.21	23001	-19.96	L	185.38	59°46'46.74539"N	151°46'49.11460"W	TOP B LINE
88+21.47	22998	-19.54	L	185.40	59°46'46.74086"N	151°46'48.54296"W	TOP B LINE
88+51.53	22995	-19.58	L	185.08	59°46'46.74077"N	151°46'47.95584"W	TOP B LINE
88+85.43	22992	-20.21	L	184.50	59°46'46.74653"N	151°46'47.29377"W	TOP B LINE
89+00.70	22990	-19.94	L	184.17	59°46'46.74363"N	151°46'46.99541"W	TOP B LINE
89+39.69	22986	-20.13	L	184.30	59°46'46.74495"N	151°46'46.23384"W	TOP B LINE
89+71.41	22983	-20.31	L	184.66	59°46'46.74622"N	151°46'45.61411"W	TOP B LINE
90+01.17	22979	-20.59	L	184.13	59°46'46.74857"N	151°46'45.03288"W	TOP B LINE

SHEET 6 CONT.

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
90+32.09	22976	-19.80	L	184.82	59°46'46.74025"N	151°46'44.42912"W	TOP B LINE
90+61.60	22973	-19.48	L	185.24	59°46'46.73670"N	151°46'43.85271"W	TOP B LINE
90+92.40	22971	-19.85	L	184.72	59°46'46.73990"N	151°46'43.25106"W	TOP B LINE
91+25.71	22967	-19.90	L	185.10	59°46'46.73984"N	151°46'42.60047"W	TOP B LINE
91+54.84	22964	-20.16	L	184.91	59°46'46.74201"N	151°46'42.03130"W	TOP B LINE
91+81.86	22961	-19.97	L	185.40	59°46'46.73977"N	151°46'41.50351"W	TOP B LINE
92+11.43	22958	-19.78	L	185.58	59°46'46.73741"N	151°46'40.92592"W	TOP B LINE
92+41.47	22955	-19.95	L	185.38	59°46'46.73867"N	151°46'40.33921"W	TOP B LINE
92+70.76	22952	-19.18	L	185.90	59°46'46.73067"N	151°46'39.76711"W	TOP B LINE
93+00.67	22949	-19.55	L	185.29	59°46'46.73380"N	151°46'39.18302"W	TOP B LINE
93+31.94	22946	-19.20	L	185.43	59°46'46.72992"N	151°46'38.57225"W	TOP B LINE
93+61.87	22943	-18.76	L	185.37	59°46'46.72512"N	151°46'37.98749"W	TOP B LINE
93+91	22940	-18.79	L	185.98	59°46'46.72501"N	151°46'37.41854"W	TOP B LINE
94+22.50	22937	-19.18	L	186.17	59°46'46.72834"N	151°46'36.80328"W	TOP B LINE
94+50.46	22934	-19.63	L	186.24	59°46'46.73235"N	151°46'36.25703"W	TOP B LINE
94+80.29	22930	-20.16	L	186.27	59°46'46.73715"N	151°46'35.67451"W	TOP B LINE
95+08.99	22927	-19.80	L	186.10	59°46'46.73313"N	151°46'35.11394"W	TOP B LINE
95+38.85	22926	-19.72	L	186.49	59°46'46.73193"N	151°46'34.53067"W	TOP B LINE
95+69.91	22923	-19.76	L	186.52	59°46'46.73179"N	151°46'33.92390"W	TOP B LINE
95+99.73	22920	-19.62	L	186.45	59°46'46.72996"N	151°46'33.34139"W	TOP B LINE
96+29.06	22917	-19.56	L	187.53	59°46'46.72893"N	151°46'32.76842"W	TOP B LINE
96+59.54	22914	-19.71	L	187.92	59°46'46.72994"N	151°46'32.17303"W	TOP B LINE
96+89.71	22909	-20.11	L	187.86	59°46'46.73348"N	151°46'31.58368"W	TOP B LINE
97+20.49	22907	-19.72	L	188.05	59°46'46.72911"N	151°46'30.98251"W	TOP B LINE
97+55.47	22904	-19.60	L	189.92	59°46'46.72740"N	151°46'30.29931"W	TOP B LINE
97+96.02	22903	-19.27	L	191.53	59°46'46.72354"N	151°46'29.50711"W	TOP B LINE
98+36.16	22901	-19.98	L	192.08	59°46'46.72992"N	151°46'28.72314"W	TOP B LINE
98+75.95	22898	-19.58	L	193.02	59°46'46.72536"N	151°46'27.94587"W	TOP B LINE
99+14.91	22887	-19.78	L	193.39	59°46'46.72671"N	151°46'27.18485"W	TOP B LINE
99+54.62	22885	-19.83	L	193.59	59°46'46.72664"N	151°46'26.40911"W	TOP B LINE
99+94.74	22884	-19.76	L	193.71	59°46'46.72525"N	151°46'25.62543"W	TOP B LINE
100+34.28	22881	-19.30	L	193.61	59°46'46.72012"N	151°46'24.85317"W	TOP B LINE
100+74.27	22879	-19.81	L	193.47	59°46'46.72453"N	151°46'24.07203"W	TOP B LINE
101+15.14	22877	-19.76	L	193.53	59°46'46.72339"N	151°46'23.27370"W	TOP B LINE
101+55.14	22876	-19.88	L	193.21	59°46'46.72394"N	151°46'22.49225"W	TOP B LINE
101+94.19	22874	-20.51	L	193.30	59°46'46.72952"N	151°46'21.72942"W	TOP B LINE
102+34.72	22872	-20.03	L	192.54	59°46'46.72415"N	151°46'20.93790"W	TOP B LINE
102+62.64	22869	-20.11	L	191.60	59°46'46.72450"N	151°46'20.39239"W	TOP B LINE
103+13.35	22859	-19.71	L	191.84	59°46'46.71976"N	151°46'19.40201"W	TOP B LINE
103+52.61	22857	-20.44	L	193.21	59°46'46.72640"N	151°46'18.63531"W	TOP B LINE
103+92.82	22855	-19.52	L	194.59	59°46'46.71666"N	151°46'17.84999"W	TOP B LINE
104+33.61	22853	-20.03	L	195.27	59°46'46.72103"N	151°46'17.05331"W	TOP B LINE
104+72.17	22851	-20.07	L	196.19	59°46'46.72081"N	151°46'16.30000"W	TOP B LINE
105+10.62	22849	-20.05	L	196.54	59°46'46.71999"N	151°46'15.54892"W	TOP B LINE

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
78+84.97	23084	-17.80	L	211.20	59°46'46.72221"N	151°47'06.83621"W	TOP A LINE
79+27.14	23082	-17.90	L	211.22	59°46'46.72336"N	151°47'06.01244"W	TOP A LINE
79+68.08	23080	-17.31	L	209.91	59°46'46.71783"N	151°47'05.21294"W	TOP A LINE
80+10.20	23078	-17.63	L	206.37	59°46'46.72121"N	151°47'04.38957"W	TOP A LINE
80+52.87	23076	-18.49	L	203.76	59°46'46.72984"N	151°47'03.55675"W	TOP A LINE
80+95.20	23074	-17.99	L	198.07	59°46'46.72522"N	151°47'02.72988"W	TOP A LINE
81+38.73	23072	-18.32	L	191.93	59°46'46.72867"N	151°47'01.87966"W	TOP A LINE
81+80.84	23070	-17.72	L	188.46	59°46'46.72297"N	151°47'01.05715"W	TOP A LINE
82+23	23059	-17.49	L	186.60	59°46'46.72094"N	151°47'00.22790"W	TOP A LINE
82+53.44	23055	-17.79	L	185.49	59°46'46.72399"N	151°46'59.63826"W	TOP A LINE
82+83.04	23053	-17.26	L	185.46	59°46'46.71897"N	151°46'59.06025"W	TOP A LINE
83+11.53	23050	-17.60	L	185.46	59°46'46.72247"N	151°46'58.50384"W	TOP A LINE
83+42.08	23047	-17.89	L	185.32	59°46'46.72550"N	151°46'57.90768"W	TOP A LINE
83+71.84	23044	-17.63	L	185.88	59°46'46.72304"N	151°46'57.32545"W	TOP A LINE
84+00.34	23041	-17.70	L	185.35	59°46'46.72385"N	151°46'56.76915"W	TOP A LINE
84+31.47	23038	-17.80	L	185.33	59°46'46.72507"N	151°46'56.16106"W	TOP A LINE
84+61.12	23035	-18.09	L	185.70	59°46'46.72798"N	151°46'55.58180"W	TOP A LINE
84+91.79	23032	-18.12	L	185.83	59°46'46.72843"N	151°46'54.98274"W	TOP A LINE
85+21.50	23029	-18.30	L	185.23	59°46'46.73042"N	151°46'54.40246"W	TOP A LINE
85+52.01	23026	-18.16	L	184.75	59°46'46.72919"N	151°46'53.80646"W	TOP A LINE
85+82.26	23022	-17.95	L	184.80	59°46'46.72725"N	151°46'53.21557"W	TOP A LINE
86+10.89	23020	-18.16	L	184.62	59°46'46.72945"N	151°46'52.65621"W	TOP A LINE
86+42.44	23017	-18.12	L	184.84	59°46'46.72918"N	151°46'52.04039"W	TOP A LINE
86+71	23013	-17.75	L	185.27	59°46'46.72540"N	151°46'51.48635"W	TOP A LINE
87+02.05	23011	-17.78	L	185.30	59°46'46.72523"N	151°46'50.87502"W	TOP A LINE
87+31.02	23008	-17.82	L	185.57	59°46'46.72516"N	151°46'50.30949"W	TOP A LINE
87+61.37	23005	-18.64	L	184.95	59°46'46.73279"N	151°46'49.71666"W	TOP A LINE
87+92.44	23002	-18.26	L	185.08	59°46'46.72861"N	151°46'49.11061"W	TOP A LINE
88+21.24	22999	-18.05	L	185.37	59°46'46.72611"N	151°46'48.54802"W	TOP A LINE
88+51.67	22996	-17.95	L	185.12	59°46'46.72476"N	151°46'47.95254"W	TOP A LINE
88+85.75	22993	-17.81	L	184.55	59°46'46.72289"N	151°46'47.28831"W	TOP A LINE
89+00.34	22989	-18.04	L	184.42	59°46'46.72490"N	151°46'47.00327"W	TOP A LINE
89+39.57	22985	-18.29	L	184.07	59°46'46.72675"N	151°46'46.23613"W	TOP A LINE

SHEET 6 CONT.

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
89+71.50	22982	-18.37	L	184.71	59°46'46.72705"N	151°46'45.61223"W	TOP A LINE
90+01.21	22980	-18.51	L	183.87	59°46'46.72801"N	151°46'45.03325"W	TOP A LINE
90+31.44	22977	-17.92	L	184.67	59°46'46.72180"N	151°46'44.44285"W	TOP A LINE
90+61.26	22974	-17.79	L	185.27	59°46'46.72006"N	151°46'43.85982"W	TOP A LINE
90+92.33	22970	-18.43	L	184.94	59°46'46.72590"N	151°46'43.25210"W	TOP A LINE
91+25.60	22968	-18.06	L	185.26	59°46'46.72172"N	151°46'42.60249"W	TOP A LINE
91+55.03	22965	-18.63	L	184.99	59°46'46.72693"N	151°46'42.02784"W	TOP A LINE
91+81.46	22962	-18.32	L	185.18	59°46'46.72346"N	151°46'41.51167"W	TOP A LINE
92+11.42	22959	-18.28	L	185.60	59°46'46.72264"N	151°46'40.92644"W	TOP A LINE
92+41.65	22956	-18.03	L	185.27	59°46'46.71971"N	151°46'40.33666"W	TOP A LINE
92+71	22953	-17.68	L	185.88	59°46'46.71588"N	151°46'39.76763"W	TOP A LINE
93+00.63	22950	-17.91	L	185.42	59°46'46.71766"N	151°46'39.18336"W	TOP A LINE
93+32.20	22947	-17.68	L	185.47	59°46'46.71491"N	151°46'38.56760"W	TOP A LINE
93+61.99	22944	-17.30	L	185.83	59°46'46.71070"N	151°46'37.98530"W	TOP A LINE
93+91.07	22941	-17.19	L	185.95	59°46'46.70922"N	151°46'37.41686"W	TOP A LINE
94+23	22938	-17.66	L	186.14	59°46'46.71339"N	151°46'36.80293"W	TOP A LINE
94+50.15	22935	-18.04	L	186.06	59°46'46.71674"N	151°46'36.26279"W	TOP A LINE
94+80.48	22931	-18.61	L	186.33	59°46'46.72183"N	151°46'35.67129"W	TOP A LINE
95+09.25	22928	-18.14	L	186.10	59°46'46.71682"N	151°46'35.10905"W	TOP A LINE
95+38.65	22925	-18.25	L	186.41	59°46'46.71744"N	151°46'34.53068"W	TOP A LINE
95+69.89	22922	-18.05	L	186.32	59°46'46.71502"N	151°46'33.92438"W	TOP A LINE
95+99.50	22919	-18.17	L	186.35	59°46'46.71574"N	151°46'33.34605"W	TOP A LINE
96+29.01	22916	-18.14	L	187.32	59°46'46.71496"N	151°46'32.76950"W	TOP A LINE
96+59.52	22913	-17.39	L	187.71	59°46'46.70712"N	151°46'32.17329"W	TOP A LINE
96+89.52	22910	-17.74	L	187.87	59°46'46.71009"N	151°46'31.58681"W	TOP A LINE
97+20.50	22908	-18.21	L	188.06	59°46'46.71421"N	151°46'30.98246"W	TOP A LINE
97+55	22906	-17.55	L	189.74	59°46'46.70725"N	151°46'30.30854"W	TOP A LINE
97+96.14	22902	-17.54	L	191.65	59°46'46.70645"N	151°46'29.50431"W	TOP A LINE
98+35.89	22900	-18.08	L	192.04	59°46'46.71117"N	151°46'28.72789"W	TOP A LINE
98+75.83	22899	-17.36	L	192.93	59°46'46.70352"N	151°46'27.94868"W	TOP A LINE
99+15.33	22888	-17.78	L	193.43	59°46'46.70700"N	151°46'27.17657"W	TOP A LINE
99+55.01	22886	-18.11	L	193.76	59°46'46.70964"N	151°46'26.40172"W	TOP A LINE
99+95.12	22883	-17.86	L	193.75	59°46'46.70660"N	151°46'25.61857"W	TOP A LINE
100+34.32	22882	-17.63	L	193.79	59°46'46.70368"N	151°46'24.85199"W	TOP A LINE
100+74.23	22880	-17.96	L	193.43	59°46'46.70630"N	151°46'24.07227"W	TOP A LINE
101+15.11	22878	-17.68	L	193.46	59°46'46.70294"N	151°46'23.27432"W	TOP A LINE
101+55.12	22875	-17.45	L	193.32	59°46'46.70000"N	151°46'22.49262"W	TOP A LINE
101+94.25	22873	-18.43	L	193.24	59°46'46.70903"N	151°46'21.72878"W	TOP A LINE
102+35	22871	-17.68	L	192.49	59°46'46.70108"N	151°46'20.93240"W	TOP A LINE
102+62.67	22870	-17.80	L	191.51	59°46'46.70174"N	151°46'20.39126"W	TOP A LINE
103+13.32	22860	-17.64	L	191.83	59°46'46.69944"N	151°46'19.40367"W	TOP A LINE
103+52.55	22858	-18.54	L	193.06	59°46'46.70765"N	151°46'18.63576"W	TOP A LINE
103+92.72	22856	-18.02	L	194.57	59°46'46.70191"N	151°46'17.85277"W	TOP A LINE
104+34.05	22854	-18.10	L	195.37	59°46'46.70198"N	151°46'17.04462"W	TOP A LINE

SHEET 7

A LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
122+52.35	22716	-27.86	L	238.26	59°46'46.78301"N	151°45'41.53050"W	COUPLING

TEST STATIONS							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
122+52	22717	-28.73	L	237.61	59°46'46.79154"N	151°45'41.53717"W	CP TEST STATION

CATHODIC PROTECTION							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
122+47.42	22718	-28.98	L	237.95	59°46'46.79408"N	151°45'41.62676"W	ANODE BAG

NOTES:
1) STA 1+00 - 10+40.16 OFFSETS ARE BASED OFF THE SECTION LINE.
2) STA 10+40.61 - 33+49.94 OFFSETS ARE BASED ON THE CENTERLINE OF SPRUCERIDGE LOOP 60' R/W.
3) STA 33+49.94 - 192+37.66 OFFSETS ARE BASED ON THE SECTION LINE.
4) STA 162+37.66 - 287+47.14 OFFSETS ARE BASED ON THE NORTHERLY AND WESTERLY EDGE OF THE ADL 230928 20' ESMT CROSSING STATE LANDS.
5) STA 287+47.14 - 326+60.97 OFFSETS ARE BASED ON THE CENTERLINE OF TILLYGIRL AVE. & HANDCART RD. R/W'S.
6) STA 326+60.97 - 380+01.73 OFFSETS ARE BASED ON SECTION LINE.
7) STA 380+01.73 -391+00 OFFSETS NOT APPLICABLE (PIPELINES ON ARMSTRONG PROPERTY).

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 26, 27, 31, 32, 33, 34, T4S, R14W
AND SURVEYED SECTIONS 34, 35, 36, T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STA. 50+50 TO 130+50 (SEE SHEETS 5, 6 & 7)

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012

DWG FILE: 103088_ASBUILT | EPF #20100037

REV	DATE	DESCRIPTION	BY
1	2/7/12	DRAFT ISSUE	MGM

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT SURVEY WELD & LOCATION TABLES

FIELD WORK DATE: 11/01/10-4/4/11 | FIELD BOOK NO. 10-24 | JOB NO. 103088

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-6265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: SAM
HORZ. SCALE: N/A
VERT. SCALE: N/A

SHEET: 20 OF 29

SHEET 7

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
105+45.96	22846	-20.37	L	196.02	59°46'46.72261"N	151°46'14.85866"W	TOP B LINE
105+83.43	22845	-20.61	L	194.26	59°46'46.72432"N	151°46'14.12672"W	TOP B LINE
106+26.88	22842	-20.26	L	195.32	59°46'46.72025"N	151°46'13.27784"W	TOP B LINE
106+70.20	22838	-20.05	L	198.01	59°46'46.71745"N	151°46'12.43177"W	TOP B LINE
107+05.66	22836	-20.31	L	199.98	59°46'46.71941"N	151°46'11.73903"W	TOP B LINE
107+46.27	22833	-19.70	L	202.82	59°46'46.71278"N	151°46'10.94587"W	TOP B LINE
107+90.37	22830	-19.84	L	204.59	59°46'46.71341"N	151°46'10.08440"W	TOP B LINE
108+29.93	22829	-20.31	L	205.68	59°46'46.71745"N	151°46'09.31162"W	TOP B LINE
108+68.17	22826	-20.09	L	206.38	59°46'46.71463"N	151°46'08.56456"W	TOP B LINE
109+07.68	22824	-20.06	L	207.73	59°46'46.71368"N	151°46'07.79290"W	TOP B LINE
109+42.01	22822	-20.00	L	207.51	59°46'46.71258"N	151°46'07.12218"W	TOP B LINE
109+79.90	22820	-20.20	L	207.32	59°46'46.71387"N	151°46'06.38207"W	TOP B LINE
110+19.15	22818	-20.18	L	207.40	59°46'46.71302"N	151°46'05.61530"W	TOP B LINE
110+58.32	22817	-19.85	L	207.57	59°46'46.70916"N	151°46'04.85030"W	TOP B LINE
110+99.95	22804	-19.99	L	208.11	59°46'46.70986"N	151°46'04.03709"W	TOP B LINE
111+40.70	22802	-20.57	L	208.55	59°46'46.71491"N	151°46'03.24107"W	TOP B LINE
111+79.98	22800	-20.51	L	209.25	59°46'46.71366"N	151°46'02.47375"W	TOP B LINE
112+18.90	22798	-20.46	L	209.58	59°46'46.71248"N	151°46'01.71353"W	TOP B LINE
112+59.73	22797	-22.60	L	210.42	59°46'46.73293"N	151°46'00.91687"W	TOP B LINE
112+99.92	22795	-24.99	L	210.89	59°46'46.75588"N	151°46'00.13319"W	TOP B LINE
113+39.42	22792	-26.97	L	211.93	59°46'46.77532"N	151°45'59.36257"W	TOP B LINE
113+79.39	22790	-28.75	L	212.53	59°46'46.79280"N	151°45'58.58247"W	TOP B LINE
114+21.53	22788	-29.40	L	212.41	59°46'46.79920"N	151°45'57.75951"W	TOP B LINE
114+61.36	22786	-29.92	L	212.98	59°46'46.80432"N	151°45'56.98143"W	TOP B LINE
115+00.98	22784	-30.05	L	214.38	59°46'46.80550"N	151°45'56.20752"W	TOP B LINE
115+40.67	22782	-29.66	L	215.42	59°46'46.80168"N	151°45'55.43217"W	TOP B LINE
115+80.39	22780	-29.65	L	216.16	59°46'46.80148"N	151°45'54.65635"W	TOP B LINE
116+20.05	22778	-29.43	L	216.56	59°46'46.79929"N	151°45'53.88152"W	TOP B LINE
116+61.32	22776	-29.18	L	217.13	59°46'46.79679"N	151°45'53.07536"W	TOP B LINE
116+98.49	22775	-29.37	L	218.15	59°46'46.79858"N	151°45'52.34924"W	TOP B LINE
117+37.28	22771	-30.12	L	219.37	59°46'46.80600"N	151°45'51.59178"W	TOP B LINE
117+82.18	22767	-30.11	L	222.05	59°46'46.80576"N	151°45'50.71468"W	TOP B LINE
118+17.45	22765	-29.84	L	222.67	59°46'46.80310"N	151°45'50.02571"W	TOP B LINE
118+55.67	22762	-30.06	L	224.80	59°46'46.80520"N	151°45'49.27908"W	TOP B LINE
119+00.96	22760	-29.54	L	226.95	59°46'46.80007"N	151°45'48.39441"W	TOP B LINE
119+35.79	22756	-29.63	L	227.46	59°46'46.80084"N	151°45'47.71395"W	TOP B LINE
119+83.57	22754	-29.86	L	228.50	59°46'46.80309"N	151°45'46.78059"W	TOP B LINE
120+16.03	22751	-30.22	L	229.48	59°46'46.80657"N	151°45'46.14660"W	TOP B LINE
120+54.31	22747	-30.23	L	230.38	59°46'46.80666"N	151°45'45.39890"W	TOP B LINE
120+87.85	22733	-29.86	L	231.01	59°46'46.80289"N	151°45'44.74371"W	TOP B LINE
121+18.74	22730	-29.87	L	231.04	59°46'46.80298"N	151°45'44.14034"W	TOP B LINE
121+59.47	22728	-29.79	L	233.28	59°46'46.80217"N	151°45'43.34462"W	TOP B LINE
121+99.15	22725	-29.58	L	235.21	59°46'46.79998"N	151°45'42.56957"W	TOP B LINE
122+38.61	22720	-29.70	L	237.38	59°46'46.80110"N	151°45'41.79865"W	TOP B LINE
122+52.78	22715	-29.63	L	238.08	59°46'46.80047"N	151°45'41.52187"W	TOP B LINE
122+86	22712	-30.19	L	239.71	59°46'46.80588"N	151°45'40.87311"W	TOP B LINE
123+15.27	22709	-30.03	L	240.82	59°46'46.80431"N	151°45'40.30134"W	TOP B LINE
123+51.10	22707	-29.93	L	242.56	59°46'46.80324"N	151°45'39.60142"W	TOP B LINE
123+90.80	22704	-29.66	L	244.06	59°46'46.80048"N	151°45'38.82595"W	TOP B LINE
124+29.97	22701	-29.60	L	245.72	59°46'46.79984"N	151°45'38.06072"W	TOP B LINE
124+60.06	22698	-30.01	L	246.77	59°46'46.80380"N	151°45'37.47306"W	TOP B LINE
124+90.63	22694	-29.91	L	247.57	59°46'46.80275"N	151°45'36.87587"W	TOP B LINE
125+21.91	22690	-29.83	L	248.91	59°46'46.80197"N	151°45'36.26481"W	TOP B LINE
125+48.77	22685	-29.87	L	249.18	59°46'46.80233"N	151°45'35.74012"W	TOP B LINE
125+80.23	22683	-29.71	L	250.35	59°46'46.80066"N	151°45'35.12564"W	TOP B LINE
126+10.04	22679	-29.52	L	251.16	59°46'46.79877"N	151°45'34.54317"W	TOP B LINE
126+39.88	22677	-29.92	L	251.21	59°46'46.80265"N	151°45'33.96038"W	TOP B LINE
126+67.96	22673	-29.96	L	252.28	59°46'46.80296"N	151°45'33.41183"W	TOP B LINE
126+95.07	22671	-29.99	L	252.92	59°46'46.80324"N	151°45'32.88224"W	TOP B LINE
127+24.66	22668	-29.89	L	253.18	59°46'46.80217"N	151°45'32.30432"W	TOP B LINE
127+55.10	22665	-29.64	L	253.69	59°46'46.79965"N	151°45'31.70974"W	TOP B LINE
127+84.67	22662	-29.70	L	254.86	59°46'46.80015"N	151°45'31.13207"W	TOP B LINE
128+15.15	22659	-29.49	L	255.01	59°46'46.79802"N	151°45'30.53671"W	TOP B LINE
128+43.56	22656	-29.51	L	255.42	59°46'46.79822"N	151°45'29.98163"W	TOP B LINE
128+72.20	22652	-29.79	L	256.12	59°46'46.80084"N	151°45'29.42217"W	TOP B LINE
129+01.72	22650	-29.66	L	256.45	59°46'46.79957"N	151°45'28.84551"W	TOP B LINE
129+32.19	22646	-29.89	L	256.12	59°46'46.80169"N	151°45'28.25046"W	TOP B LINE
129+62.14	22644	-29.81	L	256.55	59°46'46.80084"N	151°45'27.66525"W	TOP B LINE
129+92.17	22641	-29.42	L	257.16	59°46'46.79698"N	151°45'27.07881"W	TOP B LINE
130+22.20	22638	-29.94	L	258.05	59°46'46.80204"N	151°45'26.49215"W	TOP B LINE

NOTES:

1) STA 1+00 - 10+40.16 OFFSETS ARE BASED OFF THE SECTION LINE.

2) STA 10+40.61 - 33+49.94 OFFSETS ARE BASED ON THE CENTERLINE OF SPRUCERIDGE LOOP 60' R/W.

3) STA 33+49.94 - 192+37.66 OFFSETS ARE BASED ON THE SECTION LINE.

4) STA 162+37.66 - 287+47.14 OFFSETS ARE BASED ON THE NORTHERLY AND WESTERLY EDGE OF THE ADL 230928 20' ESMT CROSSING STATE LANDS.

5) STA 287+47.14 - 326+60.97 OFFSETS ARE BASED ON THE CENTERLINE OF TILLYGIRL AVE. & HANDCART RD. R/W'S.

6) STA 326+60.97 - 380+01.73 OFFSETS ARE BASED ON SECTION LINE.

7) STA 380+01.73 -391+00 OFFSETS NOT APPLICABLE (PIPELINES ON ARMSTRONG PROPERTY).

SHEET 7 CONT.

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
104+71.78	22852	-18.34	L	196.07	59°46'46.70381"N	151°46'16.30769"W	TOP A LINE
105+10.50	22850	-18.39	L	196.40	59°46'46.70366"N	151°46'15.55140"W	TOP A LINE
105+46.07	22847	-18.67	L	195.88	59°46'46.70582"N	151°46'14.85637"W	TOP A LINE
105+83.33	22844	-18.58	L	194.56	59°46'46.70439"N	151°46'14.12836"W	TOP A LINE
106+26.83	22841	-18.70	L	195.32	59°46'46.70483"N	151°46'13.27923"W	TOP A LINE
106+70.46	22839	-18.45	L	198.03	59°46'46.70163"N	151°46'12.42649"W	TOP A LINE
107+05.51	22835	-18.43	L	200.26	59°46'46.70095"N	151°46'11.74167"W	TOP A LINE
107+46.23	22832	-17.81	L	203.09	59°46'46.69414"N	151°46'10.94717"W	TOP A LINE
107+90.41	22831	-17.87	L	204.64	59°46'46.69400"N	151°46'10.08322"W	TOP A LINE
108+29.97	22828	-18.52	L	205.63	59°46'46.69980"N	151°46'09.31119"W	TOP A LINE
108+68.26	22827	-18.32	L	206.34	59°46'46.69718"N	151°46'08.56291"W	TOP A LINE
109+07.59	22825	-18.23	L	207.65	59°46'46.69563"N	151°46'07.79472"W	TOP A LINE
109+42.28	22823	-18.36	L	207.43	59°46'46.69638"N	151°46'07.11685"W	TOP A LINE
109+79.97	22821	-18.28	L	207.17	59°46'46.69502"N	151°46'06.38081"W	TOP A LINE
110+19.07	22819	-18.46	L	207.31	59°46'46.69608"N	151°46'05.61700"W	TOP A LINE
110+58.38	22816	-18.17	L	207.44	59°46'46.69264"N	151°46'04.84908"W	TOP A LINE
110+99.66	22805	-18.21	L	208.12	59°46'46.69236"N	151°46'04.04257"W	TOP A LINE
111+40.39	22803	-18.69	L	208.51	59°46'46.69644"N	151°46'03.24675"W	TOP A LINE
111+80.05	22801	-18.60	L	209.35	59°46'46.69484"N	151°46'02.47254"W	TOP A LINE
112+19	22799	-18.57	L	209.60	59°46'46.69387"N	151°46'01.71208"W	TOP A LINE
112+59.54	22796	-21.03	L	210.36	59°46'46.71743"N	151°46'00.91914"W	TOP A LINE
112+99.77	22794	-23.42	L	210.83	59°46'46.74036"N	151°46'00.13434"W	TOP A LINE
113+39.72	22793	-25.41	L	211.90	59°46'46.75998"N	151°45'59.35521"W	TOP A LINE
113+79.37	22791	-27.12	L	212.49	59°46'46.77680"N	151°45'58.58154"W	TOP A LINE
114+21.20	22789	-27.70	L	212.28	59°46'46.78242"N	151°45'57.76532"W	TOP A LINE
114+60.99	22787	-28.02	L	212.80	59°46'46.78555"N	151°45'56.98823"W	TOP A LINE
115+01.02	22785	-28.29	L	214.37	59°46'46.78819"N	151°45'56.20706"W	TOP A LINE
115+40.89	22783	-28.14	L	215.51	59°46'46.78668"N	151°45'55.42790"W	TOP A LINE
115+80.15	22781	-27.57	L	216.07	59°46'46.78108"N	151°45'54.66099"W	TOP A LINE
116+20.15	22779	-27.64	L	216.36	59°46'46.78160"N	151°45'53.87979"W	TOP A LINE
116+61.35	22777	-27.56	L	217.25	59°46'46.78080"N	151°45'53.07456"W	TOP A LINE
116+98.48	22774	-27.52	L	217.91	59°46'46.78041"N	151°45'52.34938"W	TOP A LINE
117+37.09	22772	-28.08	L	219.63	59°46'46.78586"N	151°45'51.59455"W	TOP A LINE
117+82.35	22768	-28.46	L	222.50	59°46'46.78956"N	151°45'50.71161"W	TOP A LINE
118+17.21	22766	-27.98	L	222.61	59°46'46.78477"N	151°45'50.03054"W	TOP A LINE
118+55.56	22763	-27.99	L	224.86	59°46'46.78486"N	151°45'49.28108"W	TOP A LINE
119+00.82	22759	-27.73	L	226.74	59°46'46.78220"N	151°45'48.39749"W	TOP A LINE
119+35.74	22757	-28.11	L	227.63	59°46'46.78594"N	151°45'47.71500"W	TOP A LINE
119+83.63	22753	-28.07	L	228.76	59°46'46.78543"N	151°45'46.77915"W	TOP A LINE
120+15.72	22750	-28.26	L	229.56	59°46'46.78727"N	151°45'46.15227"W	TOP A LINE
120+54.23	22748	-28.12	L	230.52	59°46'46.78582"N	151°45'45.40038"W	TOP A LINE
120+87.62	22734	-28.09	L	230.97	59°46'46.78552"N	151°45'44.74856"W	TOP A LINE
121+18.57	22731	-27.92	L	231.03	59°46'46.78377"N	151°45'44.14353"W	TOP A LINE
121+59.69	22727	-27.84	L	233.43	59°46'46.78296"N	151°45'43.34057"W	TOP A LINE
121+99.39	22724	-27.83	L	235.45	59°46'46.78278"N	151°45'42.56477"W	TOP A LINE
122+37.99	22722	-27.34	L	237.45	59°46'46.77787"N	151°45'41.81065"W	TOP A LINE
122+44.06	22721	-27.45	L	237.90	59°46'46.77901"N	151°45'41.69243"W	TOP A LINE
122+86.06	22713	-28.34	L	239.61	59°46'46.78770"N	151°45'40.87219"W	TOP A LINE
123+15.53	22710	-28.12	L	240.87	59°46'46.78541"N	151°45'40.29644"W	TOP A LINE
123+51.21	22708	-28.18	L	242.69	59°46'46.78598"N	151°45'39.59941"W	TOP A LINE
123+90.69	22705	-27.92	L	244.17	59°46'46.78339"N	151°45'38.82827"W	TOP A LINE
124+29.62	22702	-27.72	L	245.68	59°46'46.78131"N	151°45'38.06762"W	TOP A LINE
124+60.02	22699	-28.07	L	246.73	59°46'46.78472"N	151°45'37.47323"W	TOP A LINE
124+90.64	22695	-28.13	L	247.59	59°46'46.78530"N	151°45'36.87583"W	TOP A LINE
125+21.92	22691	-27.85	L	249.04	59°46'46.78240"N	151°45'36.26446"W	TOP A LINE
125+49.72	22686	-27.55	L	249.44	59°46'46.77945"N	151°45'35.72172"W	TOP A LINE
125+80.07	22684	-27.97	L	250.19	59°46'46.78354"N	151°45'35.12882"W	TOP A LINE
126+10.08	22680	-27.95	L	250.88	59°46'46.78327"N	151°45'34.54202"W	TOP A LINE
126+39.66	22678	-27.67	L	251.49	59°46'46.78048"N	151°45'33.96411"W	TOP A LINE
126+67.64	22674	-28.29	L	252.36	59°46'46.78654"N	151°45'33.41804"W	TOP A LINE
126+95.14	22672	-28.20	L	252.84	59°46'46.78557"N	151°45'32.88101"W	TOP A LINE
127+24.62	22669	-27.65	L	253.16	59°46'46.78004"N	151°45'32.30513"W	TOP A LINE
127+55.05	22666	-28.07	L	253.82	59°46'46.78416"N	151°45'31.71098"W	TOP A LINE
127+84.69	22663	-28.03	L	254.90	59°46'46.78370"N	151°45'31.13177"W	TOP A LINE
128+15.11	22660	-27.90	L	255.07	59°46'46.78241"N	151°45'30.53747"W	TOP A LINE
128+43.65	22657	-28.08	L	255.45	59°46'46.78411"N	151°45'29.97962"W	TOP A LINE
128+72.14	22653	-27.77	L	256.15	59°46'46.78099"N	151°45'29.42294"W	TOP A LINE
129+01.63	22651	-27.69	L	256.54	59°46'46.78008"N	151°45'28.84742"W	TOP A LINE
129+31.67	22647	-27.96	L	256.10	59°46'46.78275"N	151°45'28.26029"W	TOP A LINE
129+61.93	22645	-27.92	L	256.56	59°46'46.78229"N	151°45'27.66947"W	TOP A LINE
129+92.11	22642	-27.72	L	257.24	59°46'46.78020"N	151°45'27.08035"W	TOP A LINE
130+22.25	22639	-28.05	L	258.12	59°46'46.78344"N	151°45'26.49158"W	TOP A LINE

PIPELINE MILE POST							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
106+39.66	23343	-8.17	L	202.19	59°46'46.60097"N	151°46'13.02987"W	MILE POST 2

TEST STATIONS							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
131+46.85	22624	-29.11	L	257.76	59°46'46.79357"N	151°45'24.05727"W	CP TEST STATION
132+75.45	22607	-30.36	L	259.51	59°46'46.80562"N	151°45'21.54593"W	CP TEST STATION

CATHODIC PROTECTION							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
122+47.42	22718	-28.98	L	238.0	59°46'46.79408"N	151°45'41.62676"W	ANODE BAG

SHEET 8

A LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
131+46.96	22620	-28.46	L	258.43	59°46'46.78717"N	151°45'24.05525"W	COUPLING

B LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
132+75.42	22606	-30.27	L	259.56	59°46'46.80470"N	151°45'21.54649"W	COUPLING

SHEET 8

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
130+82.74	22632	-29.86	L	259.07	59°46'46.80115"N	151°45'25.30956"W	TOP B LINE
130+51.51	22635	-29.64	L	258.34	59°46'46.80115"N	151°45'25.30956"W	TOP B LINE
130+82.74	22632	-29.86	L	259.07	59°46'46.79901"N	151°45'25.91961"W	TOP B LINE
131+11.26	22629	-29.79	L	258.88	59°46'46.80040"N	151°45'24.75344"W	TOP B LINE
131+30.05	22626	-30.17	L	258.60	59°46'46.80401"N	151°45'24.38560"W	TOP B LINE
131+47.56	22622	-30.20	L	258.31	59°46'46.80430"N	151°45'24.04343"W	TOP B LINE
131+77.27	22618	-29.58	L	258.65	59°46'46.79816"N	151°45'23.46334"W	TOP B LINE
132+07.63	22615	-29.42	L	258.83	59°46'46.79649"N	151°45'22.87025"W	TOP B LINE
132+37.47	22612	-29.58	L	259.43	59°46'46.79794"N	151°45'22.28723"W	TOP B LINE
132+68.01	22610	-29.63	L	259.44	59°46'46.79838"N	151°45'21.69072"W	TOP B LINE
132+89.26	22604	-30.33	L	259.54	59°46'46.80527"N	151°45'21.27618"W	TOP B LINE
133+04.25	22600	-29.67	L	259.67	59°46'46.79873"N	151°45'20.98360"W	TOP B LINE
133+33.98	22598	-29.22	L	259.16	59°46'46.79425"N	151°45'20.40289"W	TOP B LINE
133+63.97	22594	-29.56	L	259.08	59°46'46.79751"N	151°45'19.81719"W	TOP B LINE
133+94.36	22591	-29.53	L	259.78	59°46'46.79707"N	151°45'19.22355"W	TOP B LINE
134+24.37	22588	-29.38	L	259.98	59°46'46.79555"N	151°45'18.63727"W	TOP B LINE
134+54.74	22585	-29.76	L	259.99	59°46'46.79921"N	151°45'18.04395"W	TOP B LINE
134+81.43	22582	-29.77	L	260.04	59°46'46.79928"N	151°45'17.52277"W	TOP B LINE
135+12.09	22579	-30.32	L	260.57	59°46'46.80461"N	151°45'16.92376"W	TOP B LINE
135+43.30	22576	-29.74	L	261.13	59°46'46.79880"N	151°45'16.31419"W	TOP B LINE
135+73.87	22563	-29.77	L	261.10	59°46'46.79905"N	151°45'15.71706"W	TOP B LINE
136+04.10	22561	-30.46	L	261.29	59°46'46.80576"N	151°45'15.12678"W	TOP B LINE
136+35.79	22557	-30.18	L	262.49	59°46'46.80294"N	151°45'14.50776"W	TOP B LINE
136+64.38	22554	-30.12	L	261.61	59°46'46.80219"N	151°45'13.94915"W	TOP B LINE
136+98.31	22551	-29.89	L	262.34	59°46'46.79986"N	151°45'13.28635"W	TOP B LINE
137+23.67	22549	-29.88	L	262.42	59°46'46.79968"N	151°45'12.79110"W	TOP B LINE
137+52.61	22545	-30.12	L	262.52	59°46'46.80201"N	151°45'12.22568"W	TOP B LINE
137+82.97	22543	-30.64	L	262.91	59°46'46.80705"N	151°45'11.63273"W	TOP B LINE
138+13.80	22539	-30.21	L	262.99	59°46'46.80273"N	151°45'11.03056"W	TOP B LINE
138+43.76	22536	-30.36	L	263.52	59°46'46.80408"N	151°45'10.44523"W	TOP B LINE
138+72.45	22533	-30.16	L	263.93	59°46'46.80203"N	151°45'09.88485"W	TOP B LINE
139+05.74	22530	-29.99	L	264.44	59°46'46.80023"N	151°45'09.23456"W	TOP B LINE
139+35.01	22527	-30.12	L	264.70	59°46'46.80148"N	151°45'08.66277"W	TOP B LINE
139+71.27	22525	-30.05	L	265.55	59°46'46.80200"N	151°45'07.95455"W	TOP B LINE
139+94.46	22521	-30.11	L	266.30	59°46'46.80354"N	151°45'07.50151"W	TOP B LINE
140+31.88	22519	-30.22	L	267.47	59°46'46.80596"N	151°45'06.77063"W	TOP B LINE
140+55.71	22515	-30.06	L	268.31	59°46'46.80532"N	151°45'06.30499"W	TOP B LINE
140+90.49	22512	-30.17	L	269.32	59°46'46.80774"N	151°45'05.62570"W	TOP B LINE
141+14.99	22509	-30.40	L	270.54	59°46'46.81087"N	151°45'05.14703"W	TOP B LINE
141+42.94	22507	-30.27	L	271.18	59°46'46.81062"N	151°45'04.60103"W	TOP B LINE
141+74.75	22503	-30.23	L	272.06	59°46'46.81140"N	151°45'03.97972"W	TOP B LINE
142+05.39	22501	-30.24	L	272.32	59°46'46.81267"N	151°45'03.38130"W	TOP B LINE
142+35.59	22497	-29.99	L	273.52	59°46'46.81134"N	151°45'02.79126"W	TOP B LINE
142+66.50	22494	-29.77	L	274.73	59°46'46.81035"N	151°45'02.18756"W	TOP B LINE
142+96.50	22491	-30.02	L	274.96	59°46'46.81395"N	151°45'01.60153"W	TOP B LINE
143+26.63	22487	-30.15	L	275.51	59°46'46.81632"N	151°45'01.01301"W	TOP B LINE
143+56.33	22484	-30.18	L	275.43	59°46'46.81770"N	151°45'00.43280"W	TOP B LINE
143+86.77	22482	-30.33	L	275.71	59°46'46.82032"N	151°44'59.83818"W	TOP B LINE
144+17.57	22479	-30.36	L	276.07	59°46'46.82177"N	151°44'59.23655"W	TOP B LINE
144+53.82	22475	-30.36	L	276.65	59°46'46.82312"N	151°44'58.52838"W	TOP B LINE
144+78.13	22473	-30.29	L	276.89	59°46'46.82335"N	151°44'58.05354"W	TOP B LINE
145+05.93	22469	-30.66	L	277.47	59°46'46.82806"N	151°44'57.51046"W	TOP B LINE
145+38.09	22466	-30.04	L	277.35	59°46'46.82312"N	151°44'56.88238"W	TOP B LINE
145+68.64	22463	-30.30	L	277.80	59°46'46.82682"N	151°44'56.28563"W	TOP B LINE
145+98.14	22460	-30.35	L	277.85	59°46'46.82838"N	151°44'55.70929"W	TOP B LINE
146+27.08	22457	-30.34	L	277.93	59°46'46.82934"N	151°44'55.14412"W	TOP B LINE
146+57.68	22454	-30.01	L	278.60	59°46'46.82730"N	151°44'54.54633"W	TOP B LINE
146+88.28	22452	-30.29	L	278.87	59°46'46.83117"N	151°44'53.94863"W	TOP B LINE
147+18.13	22448	-30.33	L	279.28	59°46'46.83268"N	151°44'53.36546"W	TOP B LINE
147+48.24	22446	-30.22	L	279.82	59°46'46.83266"N	151°44'52.77758"W	TOP B LINE
147+79.03	22443	-30.21	L	280.58	59°46'46.83372"N	151°44'52.17580"W	TOP B LINE
148+09.72	22440	-30.35	L	281.35	59°46'46.83622"N	151°44'51.57609"W	TOP B LINE
148+37.81	22437	-30.16	L	282.08	59°46'46.83535"N	151°44'51.02759"W	TOP B LINE
148+67.21	22434	-30.26	L	283.01	59°46'46.83746"N	151°44'50.45334"W	TOP B LINE
148+97.42	22431	-30.38	L	284.19	59°46'46.83977"N	151°44'49.86318"W	TOP B LINE
149+27.26	22428	-30.43	L	284.81	59°46'46.84137"N	151°44'49.28027"W	TOP B LINE
149+55.18	22425	-30.54	L	285.35	59°46'46.84352"N	151°44'48.73489"W	TOP B LINE
149+91.56	22421	-29.96	L	286.12	59°46'46.83911"N	151°44'48.02435"W	TOP B LINE
150+16.07	22419	-30.21	L	286.31	59°46'46.84249"N	151°44'47.54561"W	TOP B LINE
150+46.86	22416	-30.03	L	287.17	59°46'46.84185"N	151°44'46.94416"W	TOP B LINE
150+75.93	22413	-29.88	L	287.72	59°46'46.84143"N	151°44'46.37623"W	TOP B LINE
151+07.10	22410	-30.14	L	288.05	59°46'46.84510"N	151°44'45.76746"W	TOP B LINE
151+35.53	22406	-30.47	L	288.37	59°46'46.84941"N	151°44'45.21218"W	TOP B LINE
151+66.22	22403	-30.06	L	288.26	59°46'46.84648"N	151°44'44.61270"W	TOP B LINE
151+96.77	22400	-30.02	L	288.67	59°46'46.84724"N	151°44'44.01593"W	TOP B LINE
152+27.32	22397	-30.29	L	289.05	59°46'46.85096"N	151°44'43.41918"W	TOP B LINE

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 26, 27, 31, 32, 33, 34, T4S, R14W
AND SURVEYED SECTIONS 34, 35, 36, T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STA. 101+50 TO 156+50 (SEE SHEETS 7 & 8)

DATE OF SURVEY: APRIL 2011

DRAFTED: JANUARY 2012

DWG FILE: 103088_ASBUILT

EPF #20100037

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT WELD & LOCATION TABLES

FIELD WORK DATE: 11/01/10-4/4/11 | FIELD BOOK NO. 10-2-4 | JOB NO. 103088

REV	DATE	DESCRIPTION	BY
1	2/7/12	DRAFT ISSUE	MSM

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-6265
WWW.MCLANECG.COM

DRAWN BY: BGB

CHECKED BY: SAM

HORZ. SCALE: N/A

VERT. SCALE: N/A

SHEET: 21 OF 29

SHEET 8 CONT.

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
152+57.52	22394	-30.00	L	289.22	59°46'46.84920"N	151°44'42.82927"W	TOP B LINE
152+87.14	22391	-30.33	L	288.84	59°46'46.85360"N	151°44'42.25067"W	TOP B LINE
153+16.65	22388	-30.10	L	289.33	59°46'46.85236"N	151°44'41.67414"W	TOP B LINE
153+47.46	22385	-29.92	L	289.16	59°46'46.85173"N	151°44'41.07243"W	TOP B LINE
153+77.65	22382	-29.87	L	289.57	59°46'46.85231"N	151°44'40.48255"W	TOP B LINE
154+06.90	22379	-29.66	L	289.30	59°46'46.85130"N	151°44'39.91121"W	TOP B LINE
154+36.86	22376	-29.73	L	289.98	59°46'46.85314"N	151°44'39.32593"W	TOP B LINE
154+67.01	22373	-30.04	L	289.81	59°46'46.85723"N	151°44'38.73705"W	TOP B LINE
154+95.82	22370	-29.99	L	290.55	59°46'46.85784"N	151°44'38.17418"W	TOP B LINE
155+26.06	22367	-29.90	L	290.89	59°46'46.85805"N	151°44'37.58364"W	TOP B LINE
155+56.28	22364	-30.08	L	290.51	59°46'46.86087"N	151°44'36.99335"W	TOP B LINE
155+86.04	22361	-29.98	L	291.06	59°46'46.86100"N	151°44'36.41183"W	TOP B LINE
156+16.21	22358	-30.28	L	291.81	59°46'46.86506"N	151°44'35.82263"W	TOP B LINE
156+40.84	22355	-30.28	L	292.08	59°46'46.86601"N	151°44'35.34156"W	TOP B LINE

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
130+52	22636	-27.87	L	258.30	59°46'46.78155"N	151°45'25.91961"W	TOP A LINE
130+82.73	22633	-28.39	L	258.99	59°46'46.78666"N	151°45'25.30964"W	TOP A LINE
131+11.22	22630	-28.36	L	258.75	59°46'46.78624"N	151°45'24.75343"W	TOP A LINE
131+30.23	22627	-28.61	L	258.55	59°46'46.78869"N	151°45'24.38200"W	TOP A LINE
131+77.16	22619	-27.95	L	258.86	59°46'46.78205"N	151°45'23.46607"W	TOP A LINE
132+07.61	22616	-27.87	L	258.81	59°46'46.78125"N	151°45'22.87086"W	TOP A LINE
132+37.86	22613	-28.06	L	259.35	59°46'46.78300"N	151°45'22.27969"W	TOP A LINE
132+68	22609	-27.55	L	259.11	59°46'46.77795"N	151°45'21.69064"W	TOP A LINE
132+89.60	22603	-27.94	L	259.33	59°46'46.78167"N	151°45'21.27160"W	TOP A LINE
133+04.29	22601	-28.04	L	259.62	59°46'46.78267"N	151°45'20.98324"W	TOP A LINE
133+33.53	22597	-27.47	L	259.23	59°46'46.77700"N	151°45'20.41218"W	TOP A LINE
133+64.13	22595	-27.81	L	259.19	59°46'46.78023"N	151°45'19.81416"W	TOP A LINE
133+94.29	22592	-27.93	L	259.67	59°46'46.78137"N	151°45'19.22497"W	TOP A LINE
134+24.29	22589	-27.69	L	259.99	59°46'46.77888"N	151°45'18.63909"W	TOP A LINE
134+54.67	22586	-27.83	L	259.83	59°46'46.78025"N	151°45'18.04491"W	TOP A LINE
134+81.48	22583	-28.20	L	260.00	59°46'46.78375"N	151°45'17.52111"W	TOP A LINE
135+12.17	22580	-28.14	L	260.53	59°46'46.78311"N	151°45'16.92304"W	TOP A LINE
135+43.39	22577	-28.42	L	261.12	59°46'46.78583"N	151°45'16.31252"W	TOP A LINE
135+74	22564	-27.73	L	261.00	59°46'46.77890"N	151°45'15.71665"W	TOP A LINE
136+04.18	22560	-28.28	L	261.12	59°46'46.78422"N	151°45'15.12565"W	TOP A LINE
136+35.54	22558	-28.29	L	262.19	59°46'46.78430"N	151°45'14.51294"W	TOP A LINE
136+64.10	22555	-28.34	L	261.49	59°46'46.78474"N	151°45'13.95477"W	TOP A LINE
136+98.31	22552	-27.82	L	262.27	59°46'46.77943"N	151°45'13.28666"W	TOP A LINE
137+23.86	22548	-28.09	L	262.16	59°46'46.78205"N	151°45'12.78699"W	TOP A LINE
137+52.86	22546	-27.74	L	262.38	59°46'46.77856"N	151°45'12.22009"W	TOP A LINE
137+83.25	22542	-28.12	L	262.76	59°46'46.78215"N	151°45'11.62795"W	TOP A LINE
138+13.76	22540	-28.10	L	263.03	59°46'46.78188"N	151°45'11.03202"W	TOP A LINE
138+43.68	22537	-28.53	L	263.40	59°46'46.78609"N	151°45'10.44665"W	TOP A LINE
138+72.63	22534	-28.37	L	263.94	59°46'46.78443"N	151°45'09.88153"W	TOP A LINE
139+05.51	22531	-28.31	L	264.37	59°46'46.78370"N	151°45'09.23919"W	TOP A LINE
139+34.88	22528	-27.87	L	264.57	59°46'46.77930"N	151°45'08.66515"W	TOP A LINE
139+71.15	22524	-28.41	L	265.48	59°46'46.78590"N	151°45'07.95683"W	TOP A LINE
139+94.58	22522	-28.13	L	266.18	59°46'46.78401"N	151°45'07.49884"W	TOP A LINE
140+32.26	22518	-27.83	L	267.45	59°46'46.78249"N	151°45'06.76331"W	TOP A LINE
140+55.74	22516	-27.96	L	268.24	59°46'46.78462"N	151°45'06.30420"W	TOP A LINE
140+90.64	22513	-28.15	L	269.29	59°46'46.78782"N	151°45'05.62228"W	TOP A LINE
141+15.24	22510	-28.37	L	270.51	59°46'46.79087"N	151°45'05.14223"W	TOP A LINE
141+43.16	22506	-28.07	L	271.16	59°46'46.78901"N	151°45'04.59678"W	TOP A LINE
141+75.07	22504	-28.28	L	271.92	59°46'46.79220"N	151°45'03.97324"W	TOP A LINE
142+06.57	22500	-28.29	L	272.33	59°46'46.79355"N	151°45'03.35839"W	TOP A LINE
142+35.68	22498	-28.04	L	273.40	59°46'46.79215"N	151°45'02.78967"W	TOP A LINE
142+66.22	22495	-27.39	L	274.56	59°46'46.78692"N	151°45'02.19317"W	TOP A LINE
142+96.33	22492	-28.33	L	274.88	59°46'46.79728"N	151°45'01.60448"W	TOP A LINE
143+27	22488	-27.95	L	275.51	59°46'46.79468"N	151°45'01.00551"W	TOP A LINE
143+56.40	22485	-28.05	L	275.41	59°46'46.79677"N	151°45'00.43101"W	TOP A LINE
143+86.59	22481	-28.30	L	275.69	59°46'46.80038"N	151°44'59.84134"W	TOP A LINE
144+17.32	22478	-28.52	L	276.05	59°46'46.80365"N	151°44'59.24119"W	TOP A LINE
144+54.62	22476	-28.35	L	276.54	59°46'46.80337"N	151°44'58.51277"W	TOP A LINE
144+78.26	22472	-28.57	L	276.92	59°46'46.80638"N	151°44'58.05035"W	TOP A LINE
145+06.38	22470	-28.66	L	277.20	59°46'46.80831"N	151°44'57.50228"W	TOP A LINE
145+38	22467	-28.43	L	277.36	59°46'46.80728"N	151°44'56.88220"W	TOP A LINE
145+68.33	22464	-28.52	L	277.62	59°46'46.80923"N	151°44'56.29134"W	TOP A LINE
145+98.25	22461	-28.32	L	277.71	59°46'46.80840"N	151°44'55.70717"W	TOP A LINE
146+27.14	22458	-28.22	L	277.80	59°46'46.80849"N	151°44'55.14317"W	TOP A LINE
146+57.92	22455	-28.01	L	278.55	59°46'46.80755"N	151°44'54.54104"W	TOP A LINE
146+88.45	22451	-28.16	L	278.85	59°46'46.81018"N	151°44'53.94507"W	TOP A LINE
147+18.29	22449	-27.99	L	279.26	59°46'46.80965"N	151°44'53.36244"W	TOP A LINE
147+48.03	22445	-28.01	L	279.75	59°46'46.81091"N	151°44'52.78150"W	TOP A LINE
147+79.14	22442	-28.20	L	280.55	59°46'46.81389"N	151°44'52.17338"W	TOP A LINE
148+10.02	22439	-28.10	L	281.35	59°46'46.81406"N	151°44'51.57064"W	TOP A LINE
148+38.45	22436	-28.14	L	282.14	59°46'46.81552"N	151°44'51.01494"W	TOP A LINE

SHEET 8 CONT.

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
148+67.35	22433	-27.98	L	282.91	59°46'46.81504"N	151°44'50.45023"W	TOP A LINE
148+97.35	22430	-28.05	L	284.21	59°46'46.81685"N	151°44'49.86433"W	TOP A LINE
149+27.14	22427	-28.11	L	284.91	59°46'46.81849"N	151°44'49.28251"W	TOP A LINE
149+54.60	22424	-28.29	L	285.55	59°46'46.82130"N	151°44'48.74598"W	TOP A LINE
149+92	22422	-28.04	L	286.34	59°46'46.82016"N	151°44'48.02457"W	TOP A LINE
150+16.27	22418	-28.10	L	286.29	59°46'46.82171"N	151°44'47.54171"W	TOP A LINE
150+46.90	22415	-28.23	L	287.35	59°46'46.82408"N	151°44'46.94346"W	TOP A LINE
150+75.83	22412	-27.87	L	287.70	59°46'46.82164"N	151°44'46.37834"W	TOP A LINE
151+07.35	22409	-28.15	L	288.01	59°46'46.82549"N	151°44'45.76202"W	TOP A LINE
151+36.03	22405	-28.18	L	288.51	59°46'46.82689"N	151°44'45.20288"W	TOP A LINE
151+66.47	22402	-28.08	L	288.37	59°46'46.82702"N	151°44'44.60770"W	TOP A LINE
151+96.96	22399	-28.06	L	288.65	59°46'46.82791"N	151°44'44.01170"W	TOP A LINE
152+27.64	22396	-27.96	L	288.91	59°46'46.82808"N	151°44'43.41321"W	TOP A LINE
152+57.59	22393	-27.79	L	289.36	59°46'46.82749"N	151°44'42.82714"W	TOP A LINE
152+86.94	22390	-27.93	L	288.97	59°46'46.82997"N	151°44'42.25389"W	TOP A LINE
153+16.71	22387	-28.09	L	289.31	59°46'46.83263"N	151°44'41.67315"W	TOP A LINE
153+47.67	22384	-27.91	L	289.24	59°46'46.83199"N	151°44'41.06816"W	TOP A LINE
153+77.75	22381	-27.61	L	289.57	59°46'46.83005"N	151°44'40.48086"W	TOP A LINE
154+06.86	22378	-27.79	L	289.16	59°46'46.83297"N	151°44'39.91219"W	TOP A LINE
154+67.41	22372	-27.93	L	289.82	59°46'46.83654"N	151°44'38.72916"W	TOP A LINE
154+96.33	22369	-27.94	L	290.47	59°46'46.83771"N	151°44'38.16424"W	TOP A LINE
155+26.95	22366	-27.81	L	290.75	59°46'46.83749"N	151°44'37.56588"W	TOP A LINE
155+56.95	22363	-28.07	L	290.46	59°46'46.84118"N	151°44'36.98014"W	TOP A LINE
155+86.06	22360	-27.87	L	291.12	59°46'46.84020"N	151°44'36.41090"W	TOP A LINE
156+16.43	22357	-27.88	L	291.77	59°46'46.84146"N	151°44'35.81810"W	TOP A LINE
156+40.68	22354	-28.06	L	291.96	59°46'46.84407"N	151°44'35.34448"W	TOP A LINE

SHEET 9

A LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
159+37.81	22320	-27.72	L	293.24	59°46'46.85144"N	151°44'29.53979"W	COUPLING

B LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
162+74.73	22274	-30.20	L	296.48	59°46'46.88803"N	151°44'22.95957"W	COUPLING
168+56.70	22212	-30.01	L	297.57	59°46'46.88125"N	151°44'11.59216"W	COUPLING

B LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
162+74.73	22274	-30.20	L	296.48	59°46'46.88803"N	151°44'22.95957"W	COUPLING
168+56.70	22212	-30.01	L	297.57	59°46'46.88125"N	151°44'11.59216"W	COUPLING

CATHODIC PROTECTION							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
159+33.78	22322	-29.59	L	292.90	59°46'46.86979"N	151°44'29.61921"W	ANODE BAG
162+72.18	22275	-29.37	L	296.25	59°46'46.87972"N	151°44'23.00963"W	ANODE BAG
168+60.66	22211	-29.46	L	297.34	59°46'46.87553"N	151°44'11.51377"W	ANODE BAG

PIPELINE MILE POST							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
159+17.45	23344	-21.21	L	300.51	59°46'46.78660"N	151°44'29.94051"W	MILE POST 3

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
156+63.58	22352	-30.17	L	292.11	59°46'46.86566"N	151°44'34.89727"W	TOP B LINE
156+91.02	22349	-30.13	L	292.43	59°46'46.86629"N	151°44'34.36119"W	TOP B LINE
157+19.41	22346	-30.42	L	292.29	59°46'46.87021"N	151°44'33.80664"W	TOP B LINE
157+46.65	22343	-30.36	L	292.31	59°46'46.87062"N	151°44'33.27461"W	TOP B LINE
157+75.50	22340	-30.24	L	292.50	59°46'46.87046"N	151°44'32.71098"W	TOP B LINE
158+06.75	22337	-30.28	L	292.83	59°46'46.87195"N	151°44'32.10053"W	TOP B LINE
158+36.43	22334	-30.08	L	292.92	59°46'46.87106"N	151°44'31.52071"W	TOP B LINE
158+66.29	22331	-30.30	L	292.97	59°46'46.87434"N	151°44'30.93752"W	TOP B LINE
158+94.93	22328	-30.28	L	293.27	59°46'46.87515"N	151°44'30.37806"W	TOP B LINE
159+24.03	22325	-29.78	L	293.01	59°46'46.87125"N	151°44'29.80969"W	TOP B LINE
159+56.30	22318	-30.15	L	293.23	59°46'46.87608"N	151°44'29.17931"W	TOP B LINE
159+84.85	22315	-30.29	L	293.70	59°46'46.87848"N	151°44'28.62175"W	TOP B LINE
160+15.81	22312	-30.17	L	293.92	59°46'46.87837"N	151°44'28.01696"W	TOP B LINE
160+45.08	22309	-30.01	L	294.42	59°46'46.87790"N	151°44'27.44502"W	TOP B LINE
160+73.58	22306	-30.08	L	294.87	59°46'46.87963"N	151°44'26.88838"W	TOP B LINE
161+04.67	22303	-30.16	L	294.95	59°46'46.88154"N	151°44'26.28116"W	TOP B LINE
161+35.55	22300	-30.01	L	295.04	59°46'46.88115"N	151°44'25.67783"W	TOP B LINE
161+66.09	22297	-30.62	L	295.61	59°46'46.88823"N	151°44'25.08143"W	TOP B LINE
161+95.05	22294	-29.97	L	295.70	59°46'46.88285"N	151°44'24.51586"W	TOP B LINE
162+25.38	22281	-29.84	L	295.98	59°46'46.88264"N	151°44'23.92332"W	TOP B LINE
162+54.70	22279	-30.55	L	296.20	59°46'46.89077"N	151°44'23.35085"W	TOP B LINE
162+84.34	22272	-29.80	L	296.25	59°46'46.88445"N	151°44'22.77195"W	TOP B LINE
163+15.14	22269	-29.80	L	296.64	59°46'46.88552"N	151°44'22.17039"W	TOP B LINE
163+44.24	22266	-30.28	L	296.94	59°46'46.89123"N	151°44'21.60196"W	TOP B LINE
163+73.98	22263	-29.89	L	297.41	59°46'46.88852"N	151°44'21.02101"W	TOP B LINE
164+03.56	22260	-29.75	L	297.02	59°46'46.88812"N	151°44'20.44327"W	TOP B LINE
164+33.31	22257	-29.81	L	296.76	59°46'46.88981"N	151°44'19.86211"W	TOP B LINE
164+63	22254	-30.18	L	296.75	59°46'46.89449"N	151°44'19.28223"W	TOP B LINE
164+93.78	22252	-30.08	L	296.88	59°46'46.89465"N	151°44'18.68098"W	TOP B LINE
165+24.01	22248	-29.69	L	297.05	59°46'46.89182"N	151°44'18.09047"W	TOP B LINE
165+53.01	22245	-29.73	L	297.37	59°46'46.89329"N	151°44'17.52383"W	TOP B LINE
165+82.13	22242	-29.80	L	297.16	59°46'46.89473"N	151°44'16.95504"W	TOP B LINE

SHEET 9 CONT.

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
166+12.09	22239	-30.18	L	297.74	59°46'46.89680"N	151°44'16.36977"W	TOP B LINE
166+42.47	22236	-29.83	L	297.59	59°46'46.89166"N	151°44'15.77639"W	TOP B LINE
166+70.98	22233	-29.94	L	297.17	59°46'46.89108"N	151°44'15.21961"W	TOP B LINE
167+00.96	22230	-29.85	L	297.61	59°46'46.88852"N	151°44'14.63387"W	TOP B LINE
167+30.15	22227	-29.64	L	297.78	59°46'46.88478"N	151°44'14.06368"W	TOP B LINE
167+60.68	22224	-29.81	L	297.81	59°46'46.88469"N	151°44'13.46739"W	TOP B LINE
167+89.95	22221	-29.82	L	298.03	59°46'46.88316"N	151°44'12.89562"W	TOP B LINE
168+19.38	22218	-29.80	L	297.32	59°46'46.88125"N	151°44'12.32077"W	TOP B LINE
168+49.15	22215	-29.44	L	297.30	59°46'46.87599"N	151°44'11.73932"W	TOP B LINE
168+64.81	22209	-30.62	L	298.24	59°46'46.88679"N	151°44'11.43412"W	TOP B LINE
168+86.69	22206	-30.17	L	297.92	59°46'46.88113"N	151°44'11.00679"W	TOP B LINE
169+15.34	22203	-29.58	L	298.20	59°46'46.87361"N	151°44'10.44751"W	TOP B LINE
169+45.86	22200	-29.99	L	298.10	59°46'46.87594"N	151°44'09.85119"W	TOP B LINE
169+76.14	22197	-30.09	L	298.19	59°46'46.87523"N	151°44'09.25960"W	TOP B LINE
170+05.79	22194	-30.18	L	298.33	59°46'46.87440"N	151°44'08.68052"W	TOP B LINE
170+35.60	22191	-29.86	L	298.36	59°46'46.86953"N	151°44'08.09831"W	TOP B LINE
170+64.18	22188	-30.13	L	298.19	59°46'46.87060"N	151°44'07.53993"W	TOP B LINE
170+93.50	22185	-29.99	L	298.42	59°46'46.86751"N	151°44'06.96718"W	TOP B LINE
171+25.54	22182	-29.64	L	298.48	59°46'46.86228"N	151°44'06.34153"W	TOP B LINE
171+53.19	22179	-29.81	L	298.46	59°46'46.86235"N	151°44'05.80130"W	TOP B LINE
171+83.29	22176	-29.84	L	298.44	59°46'46.86087"N	151°44'05.21340"W	TOP B LINE
172+12.80	22173	-29.90	L	298.82	59°46'46.85981"N	151°44'04.63688"W	TOP B LINE
172+41.94	22170	-29.93	L	298.96	59°46'46.85843"N	151°44'04.06757"W	TOP B LINE
172+71.58	22167	-30.43	L	298.88	59°46'46.86167"N	151°44'03.48858"W	TOP B LINE
173+02.42	22164	-30.45	L	299.76	59°46'46.86004"N	151°44'02.88622"W	TOP B LINE
173+31.34	22161	-30.64	L	299.93	59°46'46.86026"N	151°44'02.32137"W	TOP B LINE
173+61.32	22158	-30.48	L	299.90	59°46'46.85704"N	151°44'01.73565"W	TOP B LINE
173+89.93	22155	-30.25	L	299.87	59°46'46.85310"N	151°44'01.17679"W	TOP B LINE
174+19.96	22150	-30.29	L	299.72	59°46'46.85176"N	151°44'00.59031"W	TOP B LINE
174+50.40	22148	-30.23	L	300.31	59°46'46.84947"N	151°43'59.99561"W	TOP B LINE
174+79.11	22145	-30.07	L	300.11	59°46'46.84625"N	151°43'59.43475"W	TOP B LINE
175+10.51	22141	-30.14	L	300.74	59°46'46.84509"N	151°43'58.82150"W	TOP B LINE
175+38.89	22139	-30.26	L	300.88	59°46'46.84462"N	151°43'58.26702"W	TOP B LINE
175+65.91	22135	-30.19	L	301.14	59°46'46.84243"N	151°43'57.73927"W	TOP B LINE
175+97.73	22133	-30.30	L	301.24	59°46'46.84161"N	151°43'57.11774"W	TOP B LINE
176+27.35	22129	-30.28	L	301.36	59°46'46.83974"N	151°43'56.53907"W	TOP B LINE
176+58.24	22127	-30.12	L	301.94	59°46'46.83637"N	151°43'55.93566"W	TOP B LINE
176+87.82	22115	-30.16	L	302.36	59°46'46.83511"N	151°43'55.35794"W	TOP B LINE
177+18.20	22112	-30.09	L	302.11	59°46'46.83259"N	151°43'54.76436"W	TOP B LINE
177+47.58	22109	-30.14	L	303.16	59°46'46.83148"N	151°43'54.19042"W	TOP B LINE
177+76.01	22106	-29.97	L	302.87	59°46'46.82813"N	151°43'53.63518"W	TOP B LINE
178+06.99	22103	-29.79	L	302.81	59°46'46.82455"N	151°43'53.02998"W	TOP B LINE
178+37.13	22100	-29.78	L	303.17	59°46'46.82276"N	151°43'52.44139"W	TOP B LINE
178+66.59	22097	-29.73	L	303.75	59°46'46.82050"N	151°43'51.86586"W	TOP B LINE
178+97.19	22094	-30.04	L	303.44	59°46'46.82186"N	151°43'51.26799"W	TOP B LINE
179+26.53	22091	-30.29	L	303.87	59°46'46.82262"N	151°43'50.69493"W	TOP B LINE
179+54.11	22088	-30.02	L	304.32	59°46'46.81832"N	151°43'50.15625"W	TOP B LINE
179+85.29	22085	-29.73	L	304.63	59°46'46.81371"N	151°43'49.54714"W	TOP B LINE
180+16.31	22082	-29.49	L	304.41	59°46'46.80949"N	151°43'48.94125"W	TOP B LINE
180+45.58	22079	-29.65	L	305.66	59°46'46.80942"N	151°43'48.36949"W	TOP B LINE
180+75.36	22076	-29.98	L	305.73	59°46'46.81087"N	151°43'47.78779"W	TOP B LINE
181+03.83	22072	-29.73	L	306.19	59°46'46.80684"N	151°43'47.23177"W	TOP B LINE
181+34.82	22071	-29.96	L	306.10	59°46'46.80724"N	151°43'46.62638"W	TOP B LINE
181+64.48	22067	-29.72	L	306.04	59°46'46.80320"N	151°43'46.04694"W	TOP B LINE
181+93.81	22064	-29.92	L	305.89	59°46'46.80347"N	151°43'45.47400"W	TOP B LINE
182+23.19	22061	-30.09	L	306.72	59°46'46.80339"N	151°43'44.90008"W	TOP B LINE

NOTES:
1) STA 1+00 - 10+40.16 OFFSETS ARE BASED OFF THE SECTION LINE.
2) STA 10+40.61 - 33+49.94 OFFSETS ARE BASED ON THE CENTERLINE OF SPRUCERIDGE LOOP 60' R/W.
3) STA 33+49.94 - 192+37.66 OFFSETS ARE BASED ON THE SECTION LINE.
4) STA 162+37.66 - 287+47.14 OFFSETS ARE BASED ON THE NORTHERLY AND WESTERLY EDGE OF THE ADL 230928 20' ESMT CROSSING STATE LANDS.
5) STA 287+47.14 - 326+60.97 OFFSETS ARE BASED ON THE CENTERLINE OF TILLYGIRL AVE. & HANDCART RD. R/W'S.
6) STA 326+60.97 - 380+01.73 OFFSETS ARE BASED ON SECTION LINE.
7) STA 380+01.73 -391+00 OFFSETS NOT APPLICABLE (PIPELINES ON ARMSTRONG PROPERTY).

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 26, 27, 31, 32, 33, 34, T4S, R14W
AND SURVEYED SECTIONS 34, 35, 36, T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STA. 130+50 TO 182+50 (SEE SHEETS 8 & 9)

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012

DWG FILE: 103088_ASBUILT | EPF #20100037

REV	DATE	DESCRIPTION	BY
1	1/10/12	DRAFT ISSUE	SAM

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT WELD & LOCATION TABLES

FIELD WORK DATE: 11/01/10-4/01/11 | FIELD BOOK NO. 10-24 | JOB NO. 103088

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-6265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: SAM
HORZ. SCALE: N/A
VERT. SCALE: N/A

SHEET: 22 OF 29

SHEET 10 CONT.

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
189+26.83	21990	-28.29	L	308.05	59°46'46.74464"N	151°43'31.15570"W	TOP A LINE
189+71.95	21981	-27.89	L	308.59	59°46'46.73803"N	151°43'30.27399"W	TOP A LINE
189+95.49	21978	-28.27	L	308.36	59°46'46.74044"N	151°43'29.81447"W	TOP A LINE
190+25.68	21975	-28.34	L	308.16	59°46'46.73938"N	151°43'29.22472"W	TOP A LINE
190+53.86	21972	-28.27	L	307.82	59°46'46.73695"N	151°43'28.67518"W	TOP A LINE
190+85.54	21969	-28.06	L	308.54	59°46'46.73302"N	151°43'28.05648"W	TOP A LINE
191+14.29	21966	-27.99	L	308.87	59°46'46.73068"N	151°43'27.49383"W	TOP A LINE
191+42.85	21962	-27.85	L	308.40	59°46'46.72764"N	151°43'26.93583"W	TOP A LINE
191+71.67	21959	-29.23	L	308.92	59°46'46.73957"N	151°43'26.37253"W	TOP A LINE
192+05.04	21956	-34.10	L	309.14	59°46'46.78550"N	151°43'25.72305"W	TOP A LINE
192+26.46	21953	12.70	R	309.22	59°46'46.86210"N	151°43'25.32492"W	TOP A LINE
192+53	21949	13.17	R	309.64	59°46'47.01375"N	151°43'24.87605"W	TOP A LINE
192+65.59	21947	12.05	R	309.27	59°46'47.11873"N	151°43'24.73302"W	TOP A LINE
192+95	21944	11.96	R	310.28	59°46'47.38200"N	151°43'24.51373"W	TOP A LINE
193+51.33	21932	11.58	R	310.45	59°46'47.89830"N	151°43'24.08786"W	TOP A LINE
193+81.42	21929	11.60	R	310.80	59°46'48.17082"N	151°43'23.85848"W	TOP A LINE
194+11.30	21926	11.54	R	310.73	59°46'48.44202"N	151°43'23.63193"W	TOP A LINE
194+39.83	21923	11.53	R	310.84	59°46'48.70095"N	151°43'23.41471"W	TOP A LINE
194+67.95	21920	11.89	R	311.91	59°46'48.95455"N	151°43'23.19398"W	TOP A LINE
194+98	21917	12.15	R	311.84	59°46'49.22582"N	151°43'22.96043"W	TOP A LINE
195+26.71	21914	11.94	R	311.95	59°46'49.48722"N	151°43'22.74527"W	TOP A LINE
195+55.82	21911	12.08	R	312.23	59°46'49.75102"N	151°43'22.52085"W	TOP A LINE
195+85.22	21908	11.93	R	312.29	59°46'50.01808"N	151°43'22.29961"W	TOP A LINE
196+44.93	21900	10.75	R	311.86	59°46'50.56359"N	151°43'21.86622"W	TOP A LINE
196+72.62	21897	11.43	R	312.41	59°46'50.81233"N	151°43'21.64292"W	TOP A LINE
197+01.04	21893	11.38	R	312.96	59°46'51.07029"N	151°43'21.42715"W	TOP A LINE
197+30.21	21890	11.68	R	312.76	59°46'51.33355"N	151°43'21.19959"W	TOP A LINE
197+62.18	21888	11.44	R	312.64	59°46'51.62455"N	151°43'20.96013"W	TOP A LINE
197+91.42	21885	11.66	R	313.21	59°46'51.88881"N	151°43'20.73339"W	TOP A LINE
198+20.79	21882	11.69	R	313.06	59°46'52.15495"N	151°43'20.50926"W	TOP A LINE
198+50.31	21878	11.77	R	313.29	59°46'52.42235"N	151°43'20.28287"W	TOP A LINE
198+82.31	21875	11.85	R	313.37	59°46'52.71255"N	151°43'20.03739"W	TOP A LINE
199+11.13	21872	11.64	R	313.07	59°46'52.97459"N	151°43'19.82164"W	TOP A LINE
199+41.79	21869	11.52	R	313.43	59°46'53.25293"N	151°43'19.59023"W	TOP A LINE
199+71.31	21866	11.75	R	313.19	59°46'53.51987"N	151°43'19.36109"W	TOP A LINE
200+01.96	21863	11.95	R	313.55	59°46'53.79708"N	151°43'19.12397"W	TOP A LINE
200+31	21860	11.99	R	313.41	59°46'54.06033"N	151°43'18.90193"W	TOP A LINE
200+59.78	21857	11.75	R	313.34	59°46'54.32206"N	151°43'18.68716"W	TOP A LINE
200+90.88	21854	11.86	R	313.62	59°46'54.60363"N	151°43'18.44809"W	TOP A LINE
201+20.17	21851	11.58	R	313.65	59°46'54.87039"N	151°43'18.23006"W	TOP A LINE
201+50.83	21848	11.97	R	314.05	59°46'55.14693"N	151°43'17.98928"W	TOP A LINE
201+79.52	21845	11.91	R	314.39	59°46'55.40750"N	151°43'17.77167"W	TOP A LINE
202+08.18	21842	11.80	R	314.07	59°46'55.66795"N	151°43'17.55513"W	TOP A LINE
202+39.76	21839	11.28	R	314.39	59°46'55.95635"N	151°43'17.32391"W	TOP A LINE
202+69.24	21836	11.44	R	314.51	59°46'56.22281"N	151°43'17.09648"W	TOP A LINE
203+00.27	21833	11.39	R	314.70	59°46'56.50451"N	151°43'16.86098"W	TOP A LINE
203+28.32	21830	11.48	R	314.58	59°46'56.75859"N	151°43'16.64559"W	TOP A LINE
203+58.61	21827	11.34	R	314.55	59°46'57.03382"N	151°43'16.41728"W	TOP A LINE
203+89.35	21824	11.25	R	314.61	59°46'57.31286"N	151°43'16.18463"W	TOP A LINE
204+17.69	21821	11.34	R	314.54	59°46'57.56951"N	151°43'15.96697"W	TOP A LINE
204+48.19	21817	11.62	R	314.59	59°46'57.84488"N	151°43'15.72975"W	TOP A LINE
204+79.23	21815	11.82	R	314.72	59°46'58.12591"N	151°43'15.48941"W	TOP A LINE
205+06.50	21812	11.98	R	314.22	59°46'58.37309"N	151°43'15.27831"W	TOP A LINE
205+17.72	21809	12.21	R	314.67	59°46'58.47420"N	151°43'15.18842"W	TOP A LINE
205+33.58	21805	12.49	R	314.86	59°46'58.61478"N	151°43'15.06427"W	TOP A LINE
205+64.37	21801	12.61	R	314.85	59°46'58.89428"N	151°43'14.82689"W	TOP A LINE
205+93	21798	12.40	R	314.80	59°46'59.15315"N	151°43'14.61384"W	TOP A LINE
206+22.34	21795	11.69	R	314.70	59°46'59.42425"N	151°43'14.40102"W	TOP A LINE
206+52.60	21792	11.66	R	314.54	59°46'59.69784"N	151°43'14.17175"W	TOP A LINE
206+83.52	21789	11.99	R	314.54	59°46'59.97718"N	151°43'13.93012"W	TOP A LINE
207+12	21786	11.81	R	314.49	59°47'00.23664"N	151°43'13.71590"W	TOP A LINE
207+42.44	21783	11.78	R	314.29	59°47'00.51215"N	151°43'13.48489"W	TOP A LINE
207+72.51	21780	11.87	R	314.53	59°47'00.78446"N	151°43'13.25425"W	TOP A LINE
208+01.45	21777	12.07	R	314.90	59°47'01.04626"N	151°43'13.02990"W	TOP A LINE
208+31.09	21774	12.41	R	315.23	59°47'01.31375"N	151°43'12.79805"W	TOP A LINE
208+60.49	21771	12.92	R	314.97	59°47'01.57436"N	151°43'12.56803"W	TOP A LINE
208+78.50	21767	13.04	R	314.89	59°47'01.72278"N	151°43'12.37520"W	TOP A LINE
208+94.11	21763	12.96	R	315.28	59°47'01.79823"N	151°43'12.15916"W	TOP A LINE
209+08.44	21759	9.19	R	315.69	59°47'01.84822"N	151°43'11.89670"W	TOP A LINE
209+25.98	21747	8.44	R	315.20	59°47'01.87176"N	151°43'11.56288"W	TOP A LINE
209+53.70	21745	8.45	R	315.35	59°47'01.89775"N	151°43'11.02438"W	TOP A LINE
209+92.09	21742	8.23	R	314.25	59°47'01.93601"N	151°43'10.27924"W	TOP A LINE
210+33.14	21739	7.77	R	313.09	59°47'01.97915"N	151°43'09.48276"W	TOP A LINE
210+70.98	21736	8.17	R	312.27	59°47'02.01086"N	151°43'08.74539"W	TOP A LINE
211+15.64	21732	7.97	R	309.24	59°47'02.05493"N	151°43'07.87671"W	TOP A LINE
211+55.16	21729	7.06	R	304.91	59°47'02.10103"N	151°43'07.11006"W	TOP A LINE
211+89.49	21727	8.21	R	303.20	59°47'02.12202"N	151°43'06.44201"W	TOP A LINE
212+19.05	21723	8.78	R	303.32	59°47'02.14426"N	151°43'05.86527"W	TOP A LINE
212+51.54	21720	8.32	R	306.27	59°47'02.17938"N	151°43'05.23422"W	TOP A LINE
212+86.70	21718	8.77	R	308.90	59°47'02.20803"N	151°43'04.55039"W	TOP A LINE
213+29.27	21715	8.68	R	309.92	59°47'02.24901"N	151°43'03.72195"W	TOP A LINE
213+65.44	21712	8.08	R	311.36	59°47'02.28889"N	151°43'03.01993"W	TOP A LINE
214+06.05	21709	7.93	R	312.54	59°47'02.32859"N	151°43'02.23057"W	TOP A LINE
214+47.48	21706	7.75	R	312.96	59°47'02.36937"N	151°43'01.42520"W	TOP A LINE
214+82.23	21703	8.01	R	314.20	59°47'02.39952"N	151°43'00.74890"W	TOP A LINE

PIPELINE MILE POST							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
211+81.78	23327	16.98	R	311.31	59°47'02.02869"N	151°43'06.57771"W	MILE POST 4

SHEET 11

CATHODIC PROTECTION							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
218+92.01	21670	3.42	R	318.87	59°47'02.83029"N	151°42'52.78609"W	ANODE BAG

TEST STATIONS							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
218+92.38	21671	4.88	R	318.51	59°47'02.81624"N	151°42'52.77816"W	CP TEST STATION

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
215+25.89	21699	5.92	R	315.42	59°47'02.46117"N	151°42'59.90364"W	TOP B LINE
215+63.97	21697	6.08	R	316.62	59°47'02.49539"N	151°42'59.16278"W	TOP B LINE
216+04.27	21694	6.3	R	317.27	59°47'02.53120"N	151°42'58.37859"W	TOP B LINE
216+50.12	21690	5.68	R	317.15	59°47'02.58041"N	151°42'57.48811"W	TOP B LINE
216+84.19	21688	5.74	R	317.98	59°47'02.61182"N	151°42'56.82544"W	TOP B LINE
217+24.62	21684	5.83	R	318.23	59°47'02.64904"N	151°42'56.03892"W	TOP B LINE
217+64.17	21681	5.63	R	318.15	59°47'02.68819"N	151°42'55.27092"W	TOP B LINE
218+10.34	21678	5.7	R	318.27	59°47'02.73095"N	151°42'54.37216"W	TOP B LINE
218+49.95	21676	6.32	R	318.66	59°47'02.76213"N	151°42'53.60077"W	TOP B LINE
218+70.76	21672	5.3	R	319.35	59°47'02.79166"N	151°42'53.19853"W	TOP B LINE
218+99.59	21664	6.1	R	318.78	59°47'02.81099"N	151°42'52.63686"W	TOP B LINE
219+12.78	21662	6.47	R	318.85	59°47'02.81978"N	151°42'52.37984"W	TOP B LINE
219+43.70	21659	6.15	R	319.05	59°47'02.85196"N	151°42'51.77910"W	TOP B LINE
219+73.68	21657	5.99	R	319.70	59°47'02.88172"N	151°42'51.19635"W	TOP B LINE
220+06.56	21643	5.83	R	317.56	59°47'02.91428"N	151°42'50.55730"W	TOP B LINE
220+36.06	21640	5.92	R	317.40	59°47'02.94114"N	151°42'49.98335"W	TOP B LINE
220+64.88	21637	5.55	R	317.18	59°47'02.97182"N	151°42'49.42355"W	TOP B LINE
220+95.88	21635	5.87	R	316.65	59°47'02.99787"N	151°42'48.82012"W	TOP B LINE
221+26.53	21631	5.92	R	317.27	59°47'03.02620"N	151°42'48.22395"W	TOP B LINE
221+55.64	21629	6.29	R	316.65	59°47'03.04994"N	151°42'47.65721"W	TOP B LINE
221+86.27	21626	6.57	R	317.43	59°47'03.07607"N	151°42'47.06110"W	TOP B LINE
222+17.68	21623	6.41	R	318.16	59°47'03.10716"N	151°42'46.45039"W	TOP B LINE
222+44.34	21620	6.57	R	318.47	59°47'03.13069"N	151°42'45.93163"W	TOP B LINE
222+77.67	21616	6.41	R	318.79	59°47'03.16362"N	151°42'45.28374"W	TOP B LINE
223+06.32	21614	6.71	R	318.88	59°47'03.18759"N	151°42'44.72618"W	TOP B LINE
223+36.99	21609	6.43	R	319.16	59°47'03.21921"N	151°42'44.13013"W	TOP B LINE
223+66.89	21608	6.22	R	319.52	59°47'03.24939"N	151°42'43.54918"W	TOP B LINE
223+98.16	21603	6.47	R	320.80	59°47'03.27632"N	151°42'42.94052"W	TOP B LINE
224+18.57	21601	5.95	R	322.32	59°47'03.30061"N	151°42'42.54471"W	TOP B LINE
224+58.46	21594	6.32	R	322.74	59°47'03.33446"N	151°42'41.76818"W	TOP B LINE
224+88.74	21591	5.97	R	322.51	59°47'03.36643"N	151°42'41.18000"W	TOP B LINE
225+16.88	21587	6.36	R	322.49	59°47'03.38897"N	151°42'40.63215"W	TOP B LINE
225+44.78	21585	5.36	R	322.27	59°47'03.42502"N	151°42'40.09166"W	TOP B LINE
225+75.39	21582	6.02	R	322.92	59°47'03.44736"N	151°42'39.49543"W	TOP B LINE
226+06.10	21579	5.98	R	323.08	59°47'03.47660"N	151°42'38.89813"W	TOP B LINE
226+36.21	21576	5.97	R	322.67	59°47'03.50505"N	151°42'38.31259"W	TOP B LINE
226+66.12	21573	6.28	R	323.13	59°47'03.53000"N	151°42'37.73029"W	TOP B LINE
226+96.83	21570	6.48	R	323.75	59°47'03.55702"N	151°42'37.13281"W	TOP B LINE
227+26.22	21567	5.6	R	323.97	59°47'03.59325"N	151°42'36.56316"W	TOP B LINE
227+55.99	21564	5.65	R	324.41	59°47'03.62077"N	151°42'35.98395"W	TOP B LINE
227+86.02	21561	5.9	R	324.96	59°47'03.64653"N	151°42'35.39946"W	TOP B LINE
228+14.08	21558	5.82	R	325.87	59°47'03.67374"N	151°42'34.85402"W	TOP B LINE
228+46.63	21555	5.82	R	327.02	59°47'03.70434"N	151°42'34.22092"W	TOP B LINE
228+80.91	21552	5.68	R	327.78	59°47'03.73794"N	151°42'33.55453"W	TOP B LINE
229+05.68	21549	6.33	R	328.65	59°47'03.75487"N	151°42'33.07175"W	TOP B LINE
229+36.36	21545	6.26	R	329.06	59°47'03.78438"N	151°42'32.47518"W	TOP B LINE
229+65.62	21543	5.61	R	329.63	59°47'03.81822"N	151°42'31.90746"W	TOP B LINE
229+93.04	21540	5.54	R	330.76	59°47'03.84463"N	151°42'31.37438"W	TOP B LINE
230+23.43	21537	5.55	R	331.01	59°47'03.87314"N	151°42'30.78327"W	TOP B LINE
230+55.39	21534	5.4	R	332.22	59°47'03.90463"N	151°42'30.16214"W	TOP B LINE
230+85.87	21531	6.05	R	333.16	59°47'03.92690"N	151°42'29.56825"W	TOP B LINE
231+14.57	21528	5.89	R	334.89	59°47'03.95545"N	151°42'29.01024"W	TOP B LINE
231+44.06	21524	5.68	R	336.30	59°47'03.98522"N	151°42'28.43714"W	TOP B LINE
231+75.19	21522	5.49	R	335.99	59°47'04.01640"N	151°42'27.83225"W	TOP B LINE
232+03.62	21519	5.76	R	336.81	59°47'04.04048"N	151°42'27.27886"W	TOP B LINE
232+33.48	21516	6.44	R	338.01	59°47'04.06183"N	151°42'26.69696"W	TOP B LINE
232+62.61	21513	6.1	R	338.81	59°47'04.09253"N	151°42'26.13117"W	TOP B LINE
232+91.61	21510	6.44	R	339.90	59°47'04.11649"N	151°42'25.56654"W	TOP B LINE
233+19.53	21507	6.52	R	341.39	59°47'04.14195"N	151°42'25.02333"W	TOP B LINE
233+47.74	21504	6.32	R	342.02	59°47'04.17041"N	151°42'24.47502"W	TOP B LINE
233+76.35	21501	6.47	R	343.43	59°47'04.19579"N	151°42'23.91847"W	TOP B LINE
234+08.48	21498	6.25	R	344.72	59°47'04.22811"N	151°42'23.29390"W	TOP B LINE
234+37.95	21495	6.41	R	344.76	59°47'04.25429"N	151°42'22.72061"W	TOP B LINE
234+68.54	21492	6.7	R	345.79	59°47'04.28019"N	151°42'22.12504"W	TOP B LINE
234+97.71	21489	6.63	R	346.44	59°47'04.30827"N	151°42'21.55783"W	TOP B LINE
235+26.74	21486	6.48	R	347.63	59°47'04.33699"N	151°42'20.99356"W	TOP B LINE
235+58.19	21483	6.57	R	348.27	59°47'04.36569"N	151°42'20.38175"W	TOP B LINE
235+85.76	21480	6.77	R	348.96	59°47'04.38964"N	151°42'19.84527"W	TOP B LINE
236+17.78	21477	6.63	R	349.80	59°47'04.42111"N	151°42'19.22284"W	TOP B LINE

SHEET 11 CONT.

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
236+46.27	21474	6.08	R	350.44	59°47'04.45324"N	151°42'18.66994"W	TOP B LINE
236+75.56	21471	6.65	R	351.63	59°47'04.47517"N	151°42'18.09920"W	TOP B LINE
237+05.48	21468	6.22	R	352.78	59°47'04.50742"N	151°42'17.51824"W	TOP B LINE
237+31.45	21465	6.71	R	353.24	59°47'04.52708"N	151°42'17.01230"W	TOP B LINE
237+64.49	21461	6.34	R	354.29	59°47'04.56171"N	151°42'16.37037"W	TOP B LINE
237+95.47	21459	8.38	R	355.61	59°47'04.59372"N	151°42'15.76854"W	TOP B LINE
238+24.46	21456	10	R	356.44	59°47'04.63028"N	151°42'15.20686"W	TOP B LINE
238+53.19	21453	10.83	R	356.54	59°47'04.67415"N	151°42'14.65219"W	TOP B LINE
238+84.48	21450	10.37	R	357.66	59°47'04.73509"N	151°42'14.05299"W	TOP B LINE
239+12.75	21447	10	R	358.96	59°47'04.78968"N	151°42'13.51146"W	TOP B LINE
239+44.18	21444	9.62	R	360.13	59°47'04.87771"N	151°42'12.92279"W	TOP B LINE
239+75.86	21441	9.75	R	360.54	59°47'04.97845"N	151°42'12.33689"W	TOP B LINE
240+04.26	21438	9.58	R	360.71	59°47'05.07144"N	151°42'11.81363"W	TOP B LINE
240+35.11	21434	9.75	R	362.16	59°47'05.16923"N	151°42'11.24293"W	TOP B LINE
240+63.81	21432	10.17	R	362.57	59°47'05.25765"N	151°42'10.71039"W	TOP B LINE
240+94.08	21429	10.21	R	363.52	59°47'05.35479"N	151°42'10.15112"W	TOP B LINE
241+23.27	21426	9.97	R	363.96	59°47'05.45094"N	151°42'09.61375"W	TOP B LINE
241+54.52	21423	9.72	R	364.73	59°47'05.55385"N	151°42'09.03834"W	TOP B LINE
241+84.16	21420	10.24	R	365.10	59°47'05.64447"N	151°42'08.48775"W	TOP B LINE
242+05.17	21416	11.02	R	365.80	59°47'05.70477"N	151°42'08.09510"W	TOP B LINE
242+14.93	21413	11.21	R	365.75	59°47'05.73442"N	151°42'07.91383"W	TOP B LINE
242+31.09	21407	9.52	R	366.26	59°47'05.80185"N	151°42'07.62778"W	TOP B LINE
242+50.08	21405	9.76	R	367.25	59°47'05.86078"N	151°42'07.27566"W	TOP B LINE
242+76.28	21401	10.25	R	367.54	59°47'05.94049"N	151°42'06.78891"W	TOP B LINE
243+07.15	21399	10.63	R	367.75	59°47'06.03633"N	151°42'06.21654"W	TOP B LINE
243+37.24	21396	10.08	R	368.83	59°47'06.13828"N	151°42'05.66447"W	TOP B LINE
243+67.71	21393	9.94	R	369.64	59°47'06.23769"N	151°42'05.10283"W	TOP B LINE
243+95.68	21390	10.17	R	369.82	59°47'06.32560"N	151°42'04.58489"W	TOP B LINE

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
215+25.11	21700	7.87	R	315.68	59°47'02.44131"N	151°42'59.91477"W	TOP A LINE
215+64.17	21696	7.91	R	316.73	59°47'02.47766"N	151°42'59.15553"W	TOP A LINE
216+04.55	21693	8.16	R	317.41	59°47'02.51324"N	151°42'58.36925"W	TOP A LINE
216+49.62	21691	7.55	R	317.31	59°47'02.56159"N	151°42'57.49381"W	TOP A LINE
216+83.98	21687	7.57	R	318.12	59°47'02.59373"N	151°42'56.82619"W	TOP A LINE
217+24.55	21685	7.67	R	318.14	59°47'02.63088"N	151°42'56.03697"W	TOP A LINE
217+63.91	21682	7.68	R	318.07	59°47'02.66784"N	151°42'55.27123"W	TOP A LINE
218+10.95	21679	8.07	R	318.26	59°47'02.70826"N	151°42'54.35657"W	TOP A LINE
218+49.75	21675	8.15	R	318.54	59°47'02.74401"N	151°42'53.60183"W	TOP A LINE
218+70.91	21673	7.24	R	319.07	59°47'02.77282"N	151°42'53.19164"W	TOP A LINE
218+99.54	21665	7.90	R	318.77	59°47'02.79310"N	151°42'52.63696"W	TOP A LINE
219+12.81	21663	8.17	R	319.16	59°47'02.80315"N	151°42'52.37567"W	TOP A LINE
219+43.85	21660	8.47	R	319.31	59°47'02.82934"N	151°42'51.77153"W	TOP A LINE
219+74.27	21656	7.80	R	319.46	59°47'02.86454"N	151°42'51.18139"W	TOP A LINE
220+06.46	21644	7.21	R	317.56	59°47'02.90061"N	151°42'50.55638"W	TOP A LINE
220+36.07	21641	7.62	R	317.32	59°47'02.92444"N	151°42'49.97958"W	TOP A LINE
220+64.80	21638	7.09	R	317.03	59°47'02.95669"N	151°42'49.42197"W	TOP A LINE
220+96	21636	7.44	R	316.61	59°47'02.98247"N	151°42'48.81740"W	TOP A LINE
221+26.51	21632	7.73	R	316.87	59°47'03.00842"N	151°42'48.22114"W	TOP A LINE
221+55.46	21630	8.16	R	316.79	59°47'03.03145"N	151°42'47.65761"W	TOP A LINE
221+86.37	21627	8.35	R	317.45	59°47'03.05866"N	151°42'47.05565"W	TOP A LINE
222+17.53	21624	8.37	R	318.22	59°47'03.08779"N	151°42'46.44963"W	TOP A LINE
222+44.36	21621	8.12	R	318.38	59°47'03.11546"N	151°42'45.92837"W	TOP A LINE
222+77.58	21617	8.08	R	318.79	59°47'03.14716"N	151°42'45.28239"W	TOP A LINE
223+06.45	21613	8.25	R	318.88	59°47'03.17257"N	151°42'44.72035"W	TOP A LINE
223+37.08	21610	8.20	R	319.23	59°47'03.20186"N	151°42'44.12485"W	TOP A LINE
223+67.19	21607	7.75	R	319.41	59°47'03.23460"N	151°42'43.54072"W	TOP A LINE
223+98.14	21604	8.15	R	321.07	59°47'03.25975"N	151°42'42.93809"W	TOP A LINE
224+18.69	21602	7.80	R	322.38	59°47'03.28257"N	151°42'42.53920"W	TOP A LINE
224+58.34	21593	8.38	R	322.60	59°47'03.31413"N	151°42'41.76704"W	TOP A LINE
224+88.71	21590	8.00	R	322.50	59°47'03.34643"N	151°42'41.17646"W	TOP A LINE
225+17.12	21588	8.63	R	322.05	59°47'03.36703"N	151°42'40.62163"W	TOP A LINE
225+45.79	21584	8.18	R	322.26	59°47'03.39830"N	151°42'40.06801"W	TOP A LINE
225+76	21581	8.44	R	322.90	59°47'03.42422"N	151°42'39.47890"W	TOP A LINE

NOTES:
1) STA 1+00 - 10+40.16 OFFSETS ARE BASED OFF THE SECTION LINE.
2) STA 10+40.61 - 33+49.94 OFFSETS ARE BASED ON THE CENTERLINE OF SPRUCERIDGE LOOP 60' R/W.
3) STA 33+49.94 - 192+37.66 OFFSETS ARE BASED ON THE SECTION LINE.
4) STA 162+37.66 - 287+47.14 OFFSETS ARE BASED ON THE NORTHERLY AND WESTERLY EDGE OF THE ADL 230928 20' ESMT CROSSING STATE LANDS.
5) STA 287+47.14 - 326+60.97 OFFSETS ARE BASED ON THE CENTERLINE OF TILLYGIRL AVE. & HANDCART RD. R/W'S.
6) STA 326+60.97 - 380+01.73 OFFSETS ARE BASED ON SECTION LINE.
7) STA 380+01.73 -391+00 OFFSETS NOT APPLICABLE (PIPELINES ON ARMSTRONG PROPERTY).

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 26, 27, 31, 32, 33, 34, T4S, R14W
AND SURVEYED SECTIONS 34, 35, 36, T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STA. 182+50 TO 244+00 (SEE SHEETS 10 & 11)

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012

DWG FILE: 103088_ASBUILT | EPF #20100037

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT WELD & LOCATION TABLES

McLANE Consulting Inc

ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-6265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: SAM
HORZ. SCALE: N/A
VERT. SCALE: N/A

SHEET: 24 OF 29

SHEET 9 CONT.

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
156+64.08	22351	-28.07	L	292.27	59°46'46.84504"N	151°44'34.88730"W	TOP A LINE
156+91.11	22348	-27.90	L	292.44	59°46'46.84435"N	151°44'34.35895"W	TOP A LINE
157+19.37	22345	-27.86	L	292.35	59°46'46.84497"N	151°44'33.80685"W	TOP A LINE
157+46.93	22342	-27.89	L	292.36	59°46'46.84626"N	151°44'33.26912"W	TOP A LINE
157+75.74	22339	-27.57	L	292.55	59°46'46.84416"N	151°44'32.70609"W	TOP A LINE
158+07	22336	-27.99	L	292.84	59°46'46.84939"N	151°44'32.09579"W	TOP A LINE
158+36.53	22333	-28.05	L	292.91	59°46'46.85104"N	151°44'31.51844"W	TOP A LINE
158+66.55	22330	-28.27	L	292.99	59°46'46.85429"N	151°44'30.93227"W	TOP A LINE
158+95.10	22327	-28.09	L	293.29	59°46'46.85362"N	151°44'30.37537"W	TOP A LINE
159+24.14	22324	-27.77	L	293.13	59°46'46.85152"N	151°44'29.80693"W	TOP A LINE
159+56.13	22317	-27.65	L	293.02	59°46'46.85142"N	151°44'29.18199"W	TOP A LINE
159+84.68	22314	-27.87	L	293.63	59°46'46.85465"N	151°44'28.62467"W	TOP A LINE
160+15.75	22311	-27.96	L	293.89	59°46'46.85669"N	151°44'28.01812"W	TOP A LINE
160+44.88	22308	-27.70	L	294.41	59°46'46.85511"N	151°44'27.44917"W	TOP A LINE
160+73.44	22305	-27.68	L	294.79	59°46'46.85598"N	151°44'26.89092"W	TOP A LINE
161+04.89	22302	-27.77	L	294.88	59°46'46.85808"N	151°44'26.27687"W	TOP A LINE
161+35.65	22299	-27.62	L	295.16	59°46'46.85763"N	151°44'25.67473"W	TOP A LINE
161+66.35	22296	-27.97	L	295.52	59°46'46.86219"N	151°44'25.07733"W	TOP A LINE
161+95.22	22293	-27.76	L	296.02	59°46'46.86116"N	151°44'24.51252"W	TOP A LINE
162+25.31	22282	-28.38	L	296.00	59°46'46.86834"N	151°44'23.92464"W	TOP A LINE
162+54.92	22278	-28.01	L	295.91	59°46'46.86567"N	151°44'23.34714"W	TOP A LINE
162+84.42	22273	-28.28	L	296.35	59°46'46.86947"N	151°44'22.77035"W	TOP A LINE
163+14.99	22270	-28.22	L	296.61	59°46'46.86991"N	151°44'22.17311"W	TOP A LINE
163+43.92	22267	-28.32	L	296.73	59°46'46.87197"N	151°44'21.60748"W	TOP A LINE
163+73.78	22264	-28.08	L	297.17	59°46'46.87063"N	151°44'21.02524"W	TOP A LINE
164+03.74	22261	-27.96	L	296.83	59°46'46.87050"N	151°44'20.43958"W	TOP A LINE
164+33	22258	-28.10	L	296.44	59°46'46.87295"N	151°44'19.86180"W	TOP A LINE
164+62.65	22255	-28.02	L	296.55	59°46'46.87322"N	151°44'19.28836"W	TOP A LINE
164+93.47	22251	-27.78	L	296.73	59°46'46.87201"N	151°44'18.68701"W	TOP A LINE
165+23.90	22249	-27.90	L	297.14	59°46'46.87424"N	151°44'18.09286"W	TOP A LINE
165+52.86	22246	-28.13	L	297.16	59°46'46.87753"N	151°44'17.52676"W	TOP A LINE
165+81.99	22243	-28.18	L	297.09	59°46'46.87879"N	151°44'16.95761"W	TOP A LINE
166+12.27	22240	-28.48	L	297.44	59°46'46.88002"N	151°44'16.36689"W	TOP A LINE
166+42.18	22237	-28.31	L	297.48	59°46'46.87668"N	151°44'15.78261"W	TOP A LINE
166+70.65	22234	-28.51	L	297.21	59°46'46.87701"N	151°44'15.22613"W	TOP A LINE
167+00.78	22231	-28.44	L	297.46	59°46'46.87462"N	151°44'14.63770"W	TOP A LINE
167+29.95	22228	-27.87	L	297.81	59°46'46.86735"N	151°44'14.06816"W	TOP A LINE
167+60.90	22225	-28.03	L	297.63	59°46'46.86719"N	151°44'13.46332"W	TOP A LINE
167+90.10	22222	-28.00	L	297.87	59°46'46.86526"N	151°44'12.89287"W	TOP A LINE
168+19.63	22219	-28.18	L	297.46	59°46'46.86534"N	151°44'12.31641"W	TOP A LINE
168+49.29	22216	-27.60	L	297.52	59°46'46.85793"N	151°44'11.73399"W	TOP A LINE
168+64.96	22210	-28.14	L	297.88	59°46'46.86229"N	151°44'11.43248"W	TOP A LINE
168+86.46	22207	-28.33	L	297.85	59°46'46.86300"N	151°44'11.01226"W	TOP A LINE
169+15.28	22204	-28.10	L	298.19	59°46'46.85910"N	151°44'10.44925"W	TOP A LINE
169+45.72	22201	-28.27	L	298.21	59°46'46.85898"N	151°44'09.85367"W	TOP A LINE
169+75.87	22198	-28.33	L	298.02	59°46'46.85784"N	151°44'09.26605"W	TOP A LINE
170+05.39	22195	-28.56	L	298.20	59°46'46.85850"N	151°44'08.68837"W	TOP A LINE
170+35.48	22192	-28.34	L	298.40	59°46'46.85457"N	151°44'08.10110"W	TOP A LINE
170+64.30	22189	-28.47	L	298.23	59°46'46.85422"N	151°44'07.53793"W	TOP A LINE
170+93.43	22186	-28.58	L	298.47	59°46'46.85367"N	151°44'06.96892"W	TOP A LINE
171+25.64	22183	-28.29	L	298.49	59°46'46.84894"N	151°44'06.33945"W	TOP A LINE
171+53.06	22180	-28.23	L	298.36	59°46'46.84682"N	151°44'05.80377"W	TOP A LINE
171+83.13	22177	-28.33	L	298.48	59°46'46.84607"N	151°44'05.21652"W	TOP A LINE
172+12.56	22174	-28.43	L	298.82	59°46'46.84532"N	151°44'04.64158"W	TOP A LINE
172+41.97	22171	-28.43	L	298.82	59°46'46.84362"N	151°44'04.06667"W	TOP A LINE
172+71.39	22168	-28.88	L	298.94	59°46'46.84641"N	151°44'03.49201"W	TOP A LINE
173+02.49	22165	-28.81	L	299.53	59°46'46.84393"N	151°44'02.88487"W	TOP A LINE
173+31.50	22162	-29.08	L	299.87	59°46'46.84491"N	151°44'02.31848"W	TOP A LINE
173+61.45	22159	-28.87	L	299.80	59°46'46.84112"N	151°44'01.73366"W	TOP A LINE
173+89.99	22156	-28.87	L	299.70	59°46'46.83954"N	151°44'01.17591"W	TOP A LINE
174+20.17	22151	-28.73	L	299.71	59°46'46.83641"N	151°44'00.58630"W	TOP A LINE
174+49.99	22149	-28.82	L	300.30	59°46'46.83552"N	151°44'00.00387"W	TOP A LINE
174+79.01	22146	-28.50	L	300.16	59°46'46.83073"N	151°43'59.43705"W	TOP A LINE
175+10.29	22142	-28.70	L	300.50	59°46'46.83091"N	151°43'58.82585"W	TOP A LINE
175+38.43	22140	-28.60	L	300.79	59°46'46.82827"N	151°43'58.27608"W	TOP A LINE
175+65.89	22136	-28.56	L	300.97	59°46'46.82632"N	151°43'57.74000"W	TOP A LINE
175+97.50	22134	-28.51	L	301.22	59°46'46.82400"N	151°43'57.12230"W	TOP A LINE
176+27.25	22130	-28.65	L	301.45	59°46'46.82368"N	151°43'56.54127"W	TOP A LINE

SHEET 10 CONT.

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
182+54.02	22059	-28.30	L	306.68	59°46'46.78402"N	151°43'44.29822"W	TOP A LINE
182+83.46	22055	-28.56	L	306.95	59°46'46.78485"N	151°43'43.72294"W	TOP A LINE
183+12.87	22053	-28.36	L	307.15	59°46'46.78122"N	151°43'43.14804"W	TOP A LINE
183+41.85	22050	-28.76	L	307.56	59°46'46.78338"N	151°43'42.58263"W	TOP A LINE
183+73.52	22047	-28.50	L	307.67	59°46'46.77904"N	151°43'41.96436"W	TOP A LINE
184+02.33	22044	-28.21	L	307.94	59°46'46.77446"N	151°43'41.40095"W	TOP A LINE
184+32.90	22041	-28.50	L	307.21	59°46'46.77560"N	151°43'40.80426"W	TOP A LINE
184+62.60	22038	-28.20	L	308.06	59°46'46.77091"N	151°43'40.22419"W	TOP A LINE
184+91.53	22035	-28.46	L	307.59	59°46'46.77176"N	151°43'39.65854"W	TOP A LINE
185+20.82	22032	-28.08	L	308.14	59°46'46.76632"N	151°43'39.08641"W	TOP A LINE
185+51.66	22029	-28.04	L	308.03	59°46'46.76416"N	151°43'38.48466"W	TOP A LINE
185+81.15	22025	-28.06	L	307.75	59°46'46.76263"N	151°43'37.90804"W	TOP A LINE
186+09.81	22023	-28.05	L	307.50	59°46'46.76080"N	151°43'37.34808"W	TOP A LINE
186+38.79	22019	-28.26	L	308.14	59°46'46.76116"N	151°43'36.78203"W	TOP A LINE
186+69.98	22016	-28.14	L	308.12	59°46'46.75821"N	151°43'36.17280"W	TOP A LINE
186+97.66	22013	-28.40	L	308.47	59°46'46.75917"N	151°43'35.63216"W	TOP A LINE
187+29.14	22010	-28.56	L	308.53	59°46'46.75888"N	151°43'35.01701"W	TOP A LINE
187+58.43	22007	-28.74	L	308.85	59°46'46.76678"N	151°43'34.44577"W	TOP A LINE
187+88.26	22005	-28.29	L	308.31	59°46'46.75277"N	151°43'33.86278"W	TOP A LINE
188+17.58	22001	-28.45	L	308.52	59°46'46.75266"N	151°43'33.28957"W	TOP A LINE
188+48.39	21999	-28.16	L	308.69	59°46'46.74794"N	151°43'32.68810"W	TOP A LINE
188+77.25	21996	-28.29	L	308.93	59°46'46.74754"N	151°43'32.12432"W	TOP A LINE
189+06.85	21993	-27.98	L	308.57	59°46'46.74277"N	151°43'31.54591"W	TOP A LINE

SHEET 9 CONT.

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
176+58.01	22128	-28.61	L	301.99	59°46'46.82153"N	151°43'55.94044"W	TOP A LINE
176+87.64	22116	-28.34	L	302.13	59°46'46.81715"N	151°43'55.36144"W	TOP A LINE
177+18.14	22113	-28.47	L	302.05	59°46'46.81668"N	151°43'54.76588"W	TOP A LINE
177+47.32	22110	-27.88	L	302.96	59°46'46.80921"N	151°43'54.19569"W	TOP A LINE
177+75.92	22107	-27.66	L	302.98	59°46'46.80538"N	151°43'53.63748"W	TOP A LINE
178+06.96	22104	-28.21	L	302.82	59°46'46.80898"N	151°43'53.03101"W	TOP A LINE
178+36.86	22101	-27.82	L	303.33	59°46'46.80346"N	151°43'52.44674"W	TOP A LINE
178+66.48	22098	-27.68	L	303.94	59°46'46.80039"N	151°43'51.86835"W	TOP A LINE
178+97.02	22095	-28.27	L	303.47	59°46'46.80435"N	151°43'51.27121"W	TOP A LINE
179+26.38	22092	-28.20	L	303.81	59°46'46.80198"N	151°43'50.69771"W	TOP A LINE
179+54.06	22089	-28.41	L	304.07	59°46'46.80249"N	151°43'50.15773"W	TOP A LINE
179+85.11	22086	-27.93	L	304.66	59°46'46.79598"N	151°43'49.55127"W	TOP A LINE
180+16.24	22083	-27.80	L	304.41	59°46'46.79282"N	151°43'48.94318"W	TOP A LINE
180+45.29	22080	-27.47	L	305.75	59°46'46.78790"N	151°43'48.37527"W	TOP A LINE
180+75.49	22077	-28.15	L	305.71	59°46'46.79289"N	151°43'47.78588"W	TOP A LINE
181+03.48	22073	-28.16	L	305.86	59°46'46.79135"N	151°43'47.23906"W	TOP A LINE
181+35.07	22070	-27.85	L	306.02	59°46'46.78645"N	151°43'46.62208"W	TOP A LINE
181+64.17	22068	-27.95	L	305.98	59°46'46.78573"N	151°43'46.05358"W	TOP A LINE
181+93.90	22065	-28.00	L	306.02	59°46'46.78450"N	151°43'45.47240"W	TOP A LINE
182+23.14	22062	-28.00	L	306.63	59°46'46.78284"N	151°43'44.90122"W	TOP A LINE

SHEET 10

A LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
189+46.86	21985	-27.92	L	307.61	59°46'46.73978"N	151°43'30.76409"W	COUPLING

B LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
189+57.96	21983	-30.29	L	308.28	59°46'46.76255"N	151°43'30.54799"W	COUPLING
196+20.46	21903	9.24	R	312.08	59°46'50.34776"N	151°43'22.07965"W	COUPLING
205+17.87	21808	9.77	R	315.00	59°46'58.48393"N	151°43'15.23206"W	COUPLING

TEST STATIONS							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
189+50.72	21988	-32.20	L	311.27	59°46'46.78180"N	151°43'30.68886"W	CP TEST STATION
196+21.12	21904	10.00	R	311.66	59°46'50.35088"N	151°43'22.06079"W	CP TEST STATION
205+18.16	21810	9.01	R	319.21	59°46'58.48928"N	151°43'15.24359"W	CP TEST STATION

CATHODIC PROTECTION							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
189+56.76	21984	-26.03	L	307.87	59°46'46.72060"N	151°43'30.57059"W	ANODE BAG
196+22.98	21901	11.82	R	311.95	59°46'50.36085"N	151°43'22.01394"W	ANODE BAG
205+16.76	21807	11.27	R	314.67	59°46'58.46870"N	151°43'15.21300"W	ANODE BAG

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
182+54.06	22058	-29.95	L	306.66	59°46'46.80021"N	151°43'44.29722"W	TOP B LINE
182+83.68	22054	-30.04	L	307.03	59°46'46.79939"N	151°43'43.71845"W	TOP B LINE
183+12.79	22052	-30.02	L	307.25	59°46'46.79753"N	151°43'43.14986"W	TOP B LINE
183+41.81	22049	-30.49	L	307.69	59°46'46.80048"N	151°43'42.58313"W	TOP B LINE
183+73.36	22046	-30.36	L	307.68	59°46'46.79732"N	151°43'41.96679"W	TOP B LINE
184+02.14	22043	-30.02	L	307.85	59°46'46.79235"N	151°43'41.40467"W	TOP B LINE
184+32.80	22040	-30.17	L	307.58	59°46'46.79207"N	151°43'40.80562"W	TOP B LINE
184+62.73	22037	-29.86	L	307.97	59°46'46.78726"N	151°43'40.22111"W	TOP B LINE
184+91.50	22034	-29.82	L	307.62	59°46'46.78517"N	151°43'39.65920"W	TOP B LINE
185+20.87	22031	-30.04	L	308.22	59°46'46.78563"N	151°43'39.08538"W	TOP B LINE
185+51.72	22028	-29.70	L	308.00	59°46'46.78042"N	151°43'38.48291"W	TOP B LINE
185+81.27	22024	-29.72	L	307.77	59°46'46.77893"N	151°43'37.90568"W	TOP B LINE
186+09.73	22022	-29.59	L	307.65	59°46'46.77600"N	151°43'37.34978"W	TOP B LINE
186+39.16	22018	-29.79	L	308.19	59°46'46.77627"N	151°43'36.77478"W	TOP B LINE
186+70.06	22015	-29.89	L	308.30	59°46'46.77538"N	151°43'36.17109"W	TOP B LINE
186+98.04	22012	-29.95	L	308.59	59°46'46.77442"N	151°43'35.62467"W	TOP B LINE
187+29.16	22009	-30.12	L	308.57	59°46'46.77421"N	151°43'35.01663"W	TOP B LINE
187+58.32	22006	-30.13	L	308.56	59°46'46.77265"N	151°43'34.44703"W	TOP B LINE
187+88.42	22004	-29.80	L	308.38	59°46'46.76762"N	151°43'33.85911"W	TOP B LINE
188+17.71	22000	-30.00	L	308.61	59°46'46.76790"N	151°43'33.28696"W	TOP B LINE
188+48.64	21998	-29.78	L	308.71	59°46'46.76393"N	151°43'32.68289"W	TOP B LINE
188+77.13	21995	-30.15	L	308.79	59°46'46.76585"N	151°43'32.12636"W	TOP B LINE
189+06.75	21992	-29.98	L	308.42	59°46'46.76243"N	151°43'31.54771"W	TOP B LINE
189+26.91	21989	-30.03	L	308.17	59°46'46.76179"N	151°43'31.15386"W	TOP B LINE
189+71.93	21980	-29.67	L	308.50	59°46'46.75556"N	151°43'30.27486"W	TOP B LINE
189+95.22	21977	-30.13	L	308.61	59°46'46.75871"N	151°43'29.81995"W	TOP B LINE
190+25.87	21974	-30.48	L	308.21	59°46'46.76039"N	151°43'29.22114"W	TOP B LINE
190+53.99	21971	-30.15	L	308.14	59°46'46.75548"N	151°43'28.67199"W	TOP B LINE
190+85.87	21968	-29.75	L	308.59	59°46'46.74971"N	151°43'28.04939"W	TOP B LINE
191+14.12	21965	-29.69	L	308.98	59°46'46.74740"N	151°43'27.49741"W	TOP B LINE

SHEET 10 CONT.

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
191+43.38	21963	-30.23	L	308.59	59°46'46.75100"N	151°43'26.92590"W	TOP B LINE
191+72.23	21960	-31.18	L	309.13	59°46'46.75868"N	151°43'26.36269"W	TOP B LINE
192+05.09	21955	-35.73	L	309.40	59°46'46.80159"N	151°43'25.72628"W	TOP B LINE
192+26.46	21952	-43.72	L	309.06	59°46'46.87912"N	151°43'25.33821"W	TOP B LINE
192+53.43	21950	11.24	R	310.15	59°46'47.02788"N	151°43'24.90175"W	TOP B LINE
192+65.52	21946	10.3	R	309.63	59°46'47.12489"N	151°43'24.76480"W	TOP B LINE
192+94.57	21943	10.45	R	310.23	59°46'47.38775"N	151°43'24.54082"W	TOP B LINE
193+51.47	21931	9.69	R	310.49	59°46'47.90665"N	151°43'24.12098"W	TOP B LINE
193+81.21	21928	9.64	R	310.75	59°46'48.17659"N	151°43'23.89538"W	TOP B LINE
194+11.38	21925	9.77	R	310.85	59°46'48.44969"N	151°43'23.66310"W	TOP B LINE
194+39.76	21922	9.72	R	310.71	59°46'48.70727"N	151°43'23.44775"W	TOP B LINE
194+68.18	21919	9.68	R	311.82	59°46'48.96511"N	151°43'23.23192"W	TOP B LINE
194+98.17	21916	10.06	R	311.73	59°46'49.23567"N	151°43'22.99664"W	TOP B LINE
195+26.80	21913	10.04	R	311.85	59°46'49.49537"N	151°43'22.77872"W	TOP B LINE
195+55.98	21910	9.66	R	312.33	59°46'49.76143"N	151°43'22.56327"W	TOP B LINE
195+85.21	21907	9.63	R	312.22	59°46'50.02657"N	151°43'22.34119"W	TOP B LINE
196+44.73	21899	9.15	R	312.01	59°46'50.56821"N	151°43'21.89622"W	TOP B LINE
196+72.62	21896	9.64	R	312.45	59°46'50.81917"N	151°43'21.67497"W	TOP B LINE
197+01.07	21892	9.7	R	312.77	59°46'51.07698"N	151°43'21.45718"W	TOP B LINE
197+30.89	21889	9.83	R	312.85	59°46'51.34697"N	151°43'21.22754"W	TOP B LINE
197+62.75	21887	9.72	R	312.58	59°46'51.63632"N	151°43'20.98687"W	TOP B LINE
197+91.46	21884	9.75	R	313.08	59°46'51.89652"N	151°43'20.76752"W	TOP B LINE
198+20.42	21881	9.73	R	312.94	59°46'52.15929"N	151°43'20.54710"W	TOP B LINE
198+50.66	21877	10.06	R	313.19	59°46'52.43221"N	151°43'20.31095"W	TOP B LINE
198+82.50	21874	9.81	R	313.19	59°46'52.72196"N	151°43'20.07266"W	TOP B LINE
199+11.15	21871	9.68	R	312.96	59°46'52.98228"N	151°43'19.85675"W	TOP B LINE
199+41.81	21868	9.89	R	313.40	59°46'53.25952"N	151°43'19.61943"W	TOP B LINE
199+71.66	21865	9.86	R	313.23	59°46'53.53028"N	151°43'19.39252"W	TOP B LINE
200+01.88	21862	10.08	R	313.42	59°46'53.80350"N	151°43'19.15834"W	TOP B LINE
200+30.90	21859	9.99	R	313.45	59°46'54.06709"N	151°43'18.93868"W	TOP B LINE
200+59.68	21856	9.88	R	313.35	59°46'54.32852"N	151°43'18.72140"W	TOP B LINE
200+90.98	21853	10.19	R	313.59	59°46'54.61118"N	151°43'18.47736"W	TOP B LINE
201+19.97	21850	9.92	R	313.58	59°46'54.87508"N	151°43'18.26116"W	TOP B LINE
201+51.02	21847	10.12	R	314.00	59°46'55.15585"N	151°43'18.02106"W	TOP B LINE
201+79.56	21844	10.01	R	314.32	59°46'55.41514"N	151°43'17.80554"W	TOP B LINE
202+08.05	21841	9.87	R	314.06	59°46'55.67402"N	151°43'17.59105"W	TOP B LINE
202+39.92	21838	9.56	R	314.34	59°46'55.96424"N	151°43'17.35376"W	TOP B LINE
202+69.52	21835	9.66	R	314.51	59°46'56.23230"N	151°43'17.12634"W	TOP B LINE
203+00.35	21832	9.64	R	314.60	59°46'56.51194"N	151°43'16.89177"W	TOP B LINE
203+28.37	21829	9.63	R	314.62	59°46'56.76604"N	151°43'16.67840"W	TOP B LINE
203+58.60	21826	9.63	R	314.50	59°46'57.04020"N	151°43'16.44806"W	TOP B LINE
203+89.31	21823	9.55	R	314.49	59°46'57.31904"N	151°43'16.21550"W	TOP B LINE
204+17.92	21820	9.65	R	314.58	59°46'57.57813"N	151°43'15.99564"W	TOP B LINE
204+48.22	21816	9.99	R	314.61	59°46'57.85157"N	151°43'15.75871"W	TOP B LINE
204+79.32	21814	9.82	R	314.76	59°46'58.13430"N	151°43'15.52489"W	TOP B LINE
205+06.45	21811	10.24	R	314.18	59°46'58.37865"N	151°43'15.31045"W	TOP B LINE
205+33.18	21804	9.23	R	315.61	59°46'58.62479"N	151°43'15.12498"W	TOP B LINE
205+64.35	21800	10.4	R	314.84	59°46'58.90280"N	151°43'14.86671"W	TOP B LINE
205+92.77	21797	10.61	R	314.65	59°46'59.15967"N	151°43'14.64638"W	TOP B LINE
206+22.58	21794	9.52	R	314.73	59°46'59.43401"N	151°43'14.43891"W	TOP B LINE
206+52.68	21791	9.92	R	314.52	59°46'59.70549"N	151°43'14.20230"W	TOP B LINE
206+83.36	21788	9.9	R	314.57	59°46'59.98380"N	151°43'13.96879"W	TOP B LINE
207+12.04	21785	10	R	314.43	59°47'00.24346"N	151°43'13.74859"W	TOP B LINE
207+42.39	21782	9.73	R	314.20	59°47'00.51976"N	151°43'13.52212"W	TOP B LINE
207+72.71	21779	10.04	R	314.43	59°47'00.79345"N	151°43'13.28547"W	TOP B LINE
208+01.63	21776	10.21	R	314.90	59°47'01.05510"N	151°43'13.06202"W	TOP B LINE
208+31.38	21773	10.34	R	315.02	59°47'01.32441"N	151°43'12.83302"W	TOP B LINE
208+59.74	21770	10.16	R	315.21	59°47'01.58227"N	151°43'12.61998"W	TOP B LINE
208+79.43	21766	10	R	314.59	59°47'01.74584"N	151°43'12.41340"W	TOP B LINE
208+93.08	21762	10	R	315.07	59°47'01.82285"N	151°43'12.19469"W	TOP B LINE

NOTES:
1) STA 1+00 - 10+40.16 OFFSETS ARE BASED OFF THE SECTION LINE.
2) STA 10+40.61 - 33+49.94 OFFSETS ARE BASED ON THE CENTERLINE OF SPRUCERIDGE LOOP 60' R/W.
3) STA 33+49.94 - 192+37.66 OFFSETS ARE BASED ON THE SECTION LINE.
4) STA 162+37.66 - 287+47.14 OFFSETS ARE BASED ON THE NORTHERLY AND WESTERLY EDGE OF THE ADL 230928 20' ESMT CROSSING STATE LANDS.
5) STA 287+47.14 - 326+60.97 OFFSETS ARE BASED ON THE CENTERLINE OF TILLYGIRL AVE. & HANDCART RD. R/W'S.
6) STA 326+60.97 - 380+01.73 OFFSETS ARE BASED ON SECTION LINE.
7) STA 380+01.73 -391+00 OFFSETS NOT APPLICABLE (PIPELINES ON ARMSTRONG PROPERTY).

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 26, 27, 31, 32, 33, 34, T4S, R14W
AND SURVEYED SECTIONS 34, 35, 36, T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STA. 156+50 TO 216+00 (SEE SHEETS 9 & 10)

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT | EPF #20100037

REV	DATE	DESCRIPTION	BY
1	1-20/12	DRAFT ISSUE	SAM

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS PIPELINE
AS-BUILT WELD & LOCATION TABLES

FIELD WORK DATE: 11/01/10-4/01/11
FIELD BOOK NO. 10-24
JOB NO. 103088

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-6265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: SAM
HORZ. SCALE: N/A
VERT. SCALE: N/A
SHEET: 23 OF 29

SHEET 11 CONT.

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
226+06.27	21578	N/A	N/A	322.97	59°47'03.45217"N	151°42'38.89023"W	TOP A LINE
226+36.14	21575	N/A	N/A	322.56	59°47'03.48473"N	151°42'38.31012"W	TOP A LINE
226+66.14	21572	N/A	N/A	323.14	59°47'03.51545"N	151°42'37.72736"W	TOP A LINE
226+97	21569	N/A	N/A	323.89	59°47'03.53690"N	151°42'37.12827"W	TOP A LINE
227+25.90	21566	N/A	N/A	323.85	59°47'03.57258"N	151°42'36.56426"W	TOP A LINE
227+55.91	21563	N/A	N/A	324.48	59°47'03.60130"N	151°42'35.98187"W	TOP A LINE
227+85.96	21560	N/A	N/A	325.03	59°47'03.62727"N	151°42'35.39732"W	TOP A LINE
228+14.04	21557	N/A	N/A	325.92	59°47'03.65393"N	151°42'34.85079"W	TOP A LINE
228+46.43	21554	N/A	N/A	326.98	59°47'03.68741"N	151°42'34.22171"W	TOP A LINE
228+81.47	21551	N/A	N/A	327.71	59°47'03.72034"N	151°42'33.54118"W	TOP A LINE
229+05.36	21548	N/A	N/A	328.60	59°47'03.73832"N	151°42'33.07579"W	TOP A LINE
229+36.13	21546	N/A	N/A	329.05	59°47'03.76779"N	151°42'32.47654"W	TOP A LINE
229+65.22	21542	N/A	N/A	329.56	59°47'03.79830"N	151°42'31.91070"W	TOP A LINE
229+93.05	21539	N/A	N/A	330.65	59°47'03.82363"N	151°42'31.37012"W	TOP A LINE
230+23.43	21536	N/A	N/A	330.96	59°47'03.85294"N	151°42'30.77945"W	TOP A LINE
230+56.02	21533	N/A	N/A	332.06	59°47'03.88417"N	151°42'30.14675"W	TOP A LINE
230+85.72	21530	N/A	N/A	333.17	59°47'03.90927"N	151°42'29.56860"W	TOP A LINE
231+15.07	21527	N/A	N/A	334.90	59°47'03.93560"N	151°42'28.99645"W	TOP A LINE
231+44.07	21525	N/A	N/A	336.19	59°47'03.96638"N	151°42'28.43326"W	TOP A LINE
231+75.53	21521	N/A	N/A	335.96	59°47'03.99730"N	151°42'27.82232"W	TOP A LINE
232+08.22	21518	N/A	N/A	336.76	59°47'04.02174"N	151°42'27.28336"W	TOP A LINE
232+33.20	21515	N/A	N/A	337.92	59°47'04.04141"N	151°42'26.69944"W	TOP A LINE
232+62.49	21512	N/A	N/A	338.79	59°47'04.07055"N	151°42'26.12874"W	TOP A LINE
232+91.37	21509	N/A	N/A	340.01	59°47'04.09624"N	151°42'25.56791"W	TOP A LINE
233+18.75	21506	N/A	N/A	341.49	59°47'04.12206"N	151°42'25.03508"W	TOP A LINE
233+47.68	21503	N/A	N/A	342.17	59°47'04.14791"N	151°42'24.47168"W	TOP A LINE
233+76.24	21500	N/A	N/A	343.35	59°47'04.17546"N	151°42'23.91701"W	TOP A LINE
234+08.46	21497	N/A	N/A	344.75	59°47'04.21174"N	151°42'23.29099"W	TOP A LINE
234+38.05	21494	N/A	N/A	344.79	59°47'04.23720"N	151°42'22.71555"W	TOP A LINE
234+68.51	21491	N/A	N/A	345.87	59°47'04.26074"N	151°42'22.12239"W	TOP A LINE
234+98.02	21488	N/A	N/A	346.53	59°47'04.28757"N	151°42'21.54764"W	TOP A LINE
235+26.87	21485	N/A	N/A	347.64	59°47'04.31823"N	151°42'20.98767"W	TOP A LINE
235+57.81	21482	N/A	N/A	348.40	59°47'04.34653"N	151°42'20.38564"W	TOP A LINE
235+85.68	21479	N/A	N/A	349.00	59°47'04.36948"N	151°42'19.84336"W	TOP A LINE
236+17.75	21476	N/A	N/A	349.78	59°47'04.40148"N	151°42'19.21957"W	TOP A LINE
236+46.43	21473	N/A	N/A	350.48	59°47'04.43198"N	151°42'18.66344"W	TOP A LINE
236+75.67	21470	N/A	N/A	351.55	59°47'04.45856"N	151°42'18.09341"W	TOP A LINE
237+05.43	21467	N/A	N/A	352.73	59°47'04.48781"N	151°42'17.51480"W	TOP A LINE
237+32.01	21464	N/A	N/A	353.20	59°47'04.50800"N	151°42'16.99727"W	TOP A LINE
237+64.16	21462	N/A	N/A	354.52	59°47'04.53992"N	151°42'16.37224"W	TOP A LINE
237+95.55	21458	N/A	N/A	355.64	59°47'04.57273"N	151°42'15.76157"W	TOP A LINE
238+24.50	21455	N/A	N/A	356.38	59°47'04.60801"N	151°42'15.19900"W	TOP A LINE
238+53	21452	N/A	N/A	356.68	59°47'04.65121"N	151°42'14.64352"W	TOP A LINE
238+83.82	21449	N/A	N/A	357.73	59°47'04.71088"N	151°42'14.05647"W	TOP A LINE
239+12.62	21446	N/A	N/A	358.84	59°47'04.76884"N	151°42'13.50578"W	TOP A LINE
239+44.51	21443	N/A	N/A	359.93	59°47'04.86002"N	151°42'12.90400"W	TOP A LINE
239+75.74	21440	N/A	N/A	360.60	59°47'04.95731"N	151°42'12.32509"W	TOP A LINE
240+04.17	21437	N/A	N/A	360.65	59°47'05.06330"N	151°42'11.80270"W	TOP A LINE
240+35.57	21435	N/A	N/A	361.80	59°47'05.15121"N	151°42'11.22177"W	TOP A LINE
240+64.23	21431	N/A	N/A	362.58	59°47'05.24522"N	151°42'10.69322"W	TOP A LINE
240+94.11	21428	N/A	N/A	363.61	59°47'05.33407"N	151°42'10.13592"W	TOP A LINE
241+23.28	21425	N/A	N/A	364.03	59°47'05.43175"N	151°42'09.60009"W	TOP A LINE
241+54.73	21422	N/A	N/A	364.61	59°47'05.53269"N	151°42'09.02030"W	TOP A LINE
241+84.62	21419	N/A	N/A	365.12	59°47'05.62456"N	151°42'08.46633"W	TOP A LINE
242+05.06	21417	N/A	N/A	366.01	59°47'05.68324"N	151°42'08.08438"W	TOP A LINE
242+14.64	21414	N/A	N/A	365.95	59°47'05.71102"N	151°42'07.90466"W	TOP A LINE
242+30.78	21406	N/A	N/A	366.20	59°47'05.78119"N	151°42'07.61510"W	TOP A LINE
242+49.99	21404	N/A	N/A	366.78	59°47'05.84029"N	151°42'07.26401"W	TOP A LINE
242+76.53	21402	N/A	N/A	367.42	59°47'05.92126"N	151°42'06.77103"W	TOP A LINE
243+07.04	21398	N/A	N/A	367.78	59°47'06.01567"N	151°42'06.20509"W	TOP A LINE
243+37.34	21395	N/A	N/A	368.81	59°47'06.11798"N	151°42'05.64823"W	TOP A LINE
243+67.87	21392	N/A	N/A	369.48	59°47'06.21914"N	151°42'05.08713"W	TOP A LINE
243+95.47	21389	N/A	N/A	369.77	59°47'06.30333"N	151°42'04.57431"W	TOP A LINE

SHEET 12 CONT.

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
264+65.76	21188	N/A	N/A	400.66	59°47'12.98875"N	151°41'26.36321"W	TOP B LINE
264+96.87	21185	N/A	N/A	401.47	59°47'13.08459"N	151°41'25.78579"W	TOP B LINE
265+26.73	21182	N/A	N/A	401.67	59°47'13.18060"N	151°41'25.23439"W	TOP B LINE
265+59.65	21179	N/A	N/A	401.90	59°47'13.28701"N	151°41'24.62672"W	TOP B LINE
265+87.48	21176	N/A	N/A	402.13	59°47'13.37823"N	151°41'24.11395"W	TOP B LINE
266+24.36	21174	N/A	N/A	403.02	59°47'13.49511"N	151°41'23.43171"W	TOP B LINE
266+50.65	21170	N/A	N/A	403.66	59°47'13.57931"N	151°41'22.94593"W	TOP B LINE
266+86.67	21168	N/A	N/A	404.26	59°47'13.70325"N	151°41'22.28637"W	TOP B LINE
267+11.80	21164	N/A	N/A	405.05	59°47'13.77988"N	151°41'21.81955"W	TOP B LINE
267+39.87	21161	N/A	N/A	405.00	59°47'13.86472"N	151°41'21.29760"W	TOP B LINE
267+73.14	21159	N/A	N/A	405.51	59°47'13.97158"N	151°41'20.68312"W	TOP B LINE
268+05.93	21156	N/A	N/A	406.48	59°47'14.07684"N	151°41'20.07744"W	TOP B LINE
268+32.33	21152	N/A	N/A	406.84	59°47'14.16549"N	151°41'19.59236"W	TOP B LINE
268+59.90	21149	N/A	N/A	406.99	59°47'14.25284"N	151°41'19.08234"W	TOP B LINE
268+90.78	21147	N/A	N/A	407.09	59°47'14.35257"N	151°41'18.51242"W	TOP B LINE
269+22.60	21143	N/A	N/A	407.98	59°47'14.45543"N	151°41'17.92500"W	TOP B LINE
269+52.24	21140	N/A	N/A	408.75	59°47'14.55016"N	151°41'17.37722"W	TOP B LINE
269+84.85	21137	N/A	N/A	408.97	59°47'14.65551"N	151°41'16.77546"W	TOP B LINE
270+13.48	21134	N/A	N/A	409.17	59°47'14.74686"N	151°41'16.24619"W	TOP B LINE
270+47.04	21131	N/A	N/A	409.92	59°47'14.85888"N	151°41'15.62915"W	TOP B LINE
270+77.45	21127	N/A	N/A	410.38	59°47'14.95789"N	151°41'15.06846"W	TOP B LINE
271+07.27	21125	N/A	N/A	411.24	59°47'15.05259"N	151°41'14.51684"W	TOP B LINE
271+37.51	21122	N/A	N/A	412.14	59°47'15.15347"N	151°41'13.96084"W	TOP B LINE
271+99.14	21113	N/A	N/A	413.32	59°47'15.34327"N	151°41'12.81720"W	TOP B LINE
272+26.12	21110	N/A	N/A	414.20	59°47'15.43188"N	151°41'12.32015"W	TOP B LINE
272+52.21	21106	N/A	N/A	414.75	59°47'15.51949"N	151°41'11.84092"W	TOP B LINE
272+83.44	21104	N/A	N/A	414.56	59°47'15.61436"N	151°41'11.26047"W	TOP B LINE

SHEET 12

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
244+33.18	21387	N/A	N/A	370.35	59°47'06.45024"N	151°42'03.89519"W	TOP B LINE
244+58.23	21383	N/A	N/A	370.90	59°47'06.52770"N	151°42'03.43048"W	TOP B LINE
244+89.95	21381	N/A	N/A	372.02	59°47'06.63210"N	151°42'02.84630"W	TOP B LINE
244+91.12	21369	N/A	N/A	372.20	59°47'06.63806"N	151°42'02.82487"W	TOP B LINE
245+17.82	21366	N/A	N/A	371.90	59°47'06.71958"N	151°42'02.33020"W	TOP B LINE
245+51.52	21363	N/A	N/A	372.66	59°47'06.82296"N	151°42'01.70460"W	TOP B LINE
245+79.28	21360	N/A	N/A	372.92	59°47'06.91774"N	151°42'01.19586"W	TOP B LINE
246+09.74	21357	N/A	N/A	373.70	59°47'07.01470"N	151°42'00.63255"W	TOP B LINE
246+38.71	21354	N/A	N/A	374.16	59°47'07.10602"N	151°42'00.09642"W	TOP B LINE
246+70.30	21350	N/A	N/A	374.80	59°47'07.20608"N	151°41'59.51200"W	TOP B LINE
246+99.91	21253	N/A	N/A	374.81	59°47'07.29926"N	151°41'58.96373"W	TOP B LINE
247+29.16	21250	N/A	N/A	375.51	59°47'07.39657"N	151°41'58.42594"W	TOP B LINE
247+58.84	21083	N/A	N/A	375.99	59°47'07.49006"N	151°41'57.87643"W	TOP B LINE
247+89.25	21080	N/A	N/A	376.17	59°47'07.58862"N	151°41'57.31550"W	TOP B LINE
248+19.77	21078	N/A	N/A	377.33	59°47'07.68896"N	151°41'56.75342"W	TOP B LINE
248+49.09	21075	N/A	N/A	377.45	59°47'07.78345"N	151°41'56.21204"W	TOP B LINE
248+84.17	20928	N/A	N/A	377.98	59°47'07.89856"N	151°41'55.56579"W	TOP B LINE
249+11.21	20924	N/A	N/A	378.56	59°47'07.98451"N	151°41'55.06568"W	TOP B LINE
249+38.33	20921	N/A	N/A	379.10	59°47'08.07180"N	151°41'54.56501"W	TOP B LINE
249+72.96	21348	N/A	N/A	379.62	59°47'08.18163"N	151°41'53.92440"W	TOP B LINE
250+03.01	21346	N/A	N/A	380.02	59°47'08.28239"N	151°41'53.37238"W	TOP B LINE
250+33.32	21342	N/A	N/A	379.99	59°47'08.37866"N	151°41'52.81180"W	TOP B LINE
250+64.76	21339	N/A	N/A	380.71	59°47'08.47617"N	151°41'52.22883"W	TOP B LINE
250+93.08	21336	N/A	N/A	380.99	59°47'08.56983"N	151°41'51.70753"W	TOP B LINE
251+21.94	21333	N/A	N/A	382.15	59°47'08.66517"N	151°41'51.17631"W	TOP B LINE
251+41.21	21330	N/A	N/A	382.15	59°47'08.72346"N	151°41'50.81797"W	TOP B LINE
251+70.15	21326	N/A	N/A	382.49	59°47'08.81646"N	151°41'50.28356"W	TOP B LINE
251+98.76	21324	N/A	N/A	383.05	59°47'08.91263"N	151°41'49.75804"W	TOP B LINE
252+29.23	21320	N/A	N/A	383.38	59°47'09.00950"N	151°41'49.19472"W	TOP B LINE
252+56.05	21318	N/A	N/A	383.13	59°47'09.09670"N	151°41'48.70006"W	TOP B LINE
252+89.52	21315	N/A	N/A	383.87	59°47'09.20389"N	151°41'48.08158"W	TOP B LINE
253+18.03	21312	N/A	N/A	384.25	59°47'09.29553"N	151°41'47.55501"W	TOP B LINE
253+50.51	21308	N/A	N/A	385.01	59°47'09.39491"N	151°41'46.95181"W	TOP B LINE
253+80.26	21306	N/A	N/A	385.61	59°47'09.49532"N	151°41'46.40590"W	TOP B LINE
254+11.96	21303	N/A	N/A	385.42	59°47'09.59841"N	151°41'45.82124"W	TOP B LINE
254+39.01	21300	N/A	N/A	386.10	59°47'09.68420"N	151°41'45.32083"W	TOP B LINE
254+70.64	21297	N/A	N/A	385.90	59°47'09.78357"N	151°41'44.73519"W	TOP B LINE
254+99.87	21294	N/A	N/A	385.95	59°47'09.88282"N	151°41'44.19894"W	TOP B LINE
255+37.67	21291	N/A	N/A	386.24	59°47'10.00148"N	151°41'43.49900"W	TOP B LINE
255+59.06	21288	N/A	N/A	386.88	59°47'10.06902"N	151°41'43.10323"W	TOP B LINE
255+90.68	21284	N/A	N/A	387.47	59°47'10.17157"N	151°41'42.51971"W	TOP B LINE
256+21.30	21282	N/A	N/A	387.70	59°47'10.26468"N	151°41'41.95075"W	TOP B LINE
256+51.80	21279	N/A	N/A	388.12	59°47'10.36337"N	151°41'41.38783"W	TOP B LINE
256+80.50	21276	N/A	N/A	388.44	59°47'10.45656"N	151°41'40.85859"W	TOP B LINE
257+10.71	21273	N/A	N/A	388.78	59°47'10.55687"N	151°41'40.30272"W	TOP B LINE
257+41.25	21270	N/A	N/A	389.25	59°47'10.65758"N	151°41'39.74046"W	TOP B LINE
257+72.45	21267	N/A	N/A	389.39	59°47'10.75573"N	151°41'39.16286"W	TOP B LINE
258+01.95	21264	N/A	N/A	390.03	59°47'10.85216"N	151°41'38.61915"W	TOP B LINE
258+31.86	21261	N/A	N/A	390.43	59°47'10.94644"N	151°41'38.06547"W	TOP B LINE
258+61.46	21258	N/A	N/A	390.98	59°47'11.04658"N	151°41'37.52239"W	TOP B LINE
258+89.57	21246	N/A	N/A	391.22	59°47'11.13373"N	151°41'37.00113"W	TOP B LINE
259+18.90	21243	N/A	N/A	390.49	59°47'11.21405"N	151°41'36.45051"W	TOP B LINE
259+51.16	21240	N/A	N/A	392.71	59°47'11.32886"N	151°41'35.86291"W	TOP B LINE
259+82.27	21236	N/A	N/A	392.63	59°47'11.42678"N	151°41'35.28680"W	TOP B LINE
260+11.33	21234	N/A	N/A	393.52	59°47'11.52177"N	151°41'34.75118"W	TOP B LINE
260+42.47	21231	N/A	N/A	394.30	59°47'11.62186"N	151°41'34.17619"W	TOP B LINE
260+71.98	21228	N/A	N/A	394.49	59°47'11.71169"N	151°41'33.62785"W	TOP B LINE
261+03.89	21225	N/A	N/A	395.29	59°47'11.81948"N	151°41'33.04221"W	TOP B LINE
261+35.24	21222	N/A	N/A	395.44	59°47'11.92005"N	151°41'32.46289"W	TOP B LINE
261+63.74	21219	N/A	N/A	395.84	59°47'12.01350"N	151°41'31.93797"W	TOP B LINE
261+93.95	21215	N/A	N/A	396.62	59°47'12.11159"N	151°41'31.38057"W	TOP B LINE
262+22.03	21213	N/A	N/A	396.91	59°47'12.19988"N	151°41'30.86080"W	TOP B LINE
262+56.05	21209	N/A	N/A	397.41	59°47'12.30611"N	151°41'30.23036"W	TOP B LINE
262+87.02	21206	N/A	N/A	397.88	59°47'12.40902"N	151°41'29.66069"W	TOP B LINE
263+15.79	21203	N/A	N/A	398.50	59°47'12.50068"N	151°41'29.12880"W	TOP B LINE
263+46.57	21200	N/A	N/A	399.33	59°47'12.60057"N	151°41'28.56093"W	TOP B LINE
263+74.85	21197	N/A	N/A	399.50	59°47'12.69450"N	151°41'28.04082"W	TOP B LINE
264+09.36	21194	N/A	N/A	400.48	59°47'12.80785"N	151°41'27.40500"W	TOP B LINE
264+36.99	21191	N/A	N/A	400.65	59°47'12.89661"N	151°41'26.89471"W	TOP B LINE

SHEET 12

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
244+33.28	21386	N/A	N/A	370.42	59°47'06.42932"N	151°42'03.87946"W	TOP A LINE
244+58.14	21382	N/A	N/A	370.94	59°47'06.50937"N	151°42'03.42036"W	TOP A LINE
244+90.67	21380	N/A	N/A	372.05	59°47'06.61253"N	151°42'02.81771"W	TOP A LINE
244+90.98	21368	N/A	N/A	372.21	59°47'06.61193"N	151°42'02.81072"W	TOP A LINE
245+17.79	21365	N/A	N/A	371.96	59°47'06.69923"N	151°42'02.31733"W	TOP A LINE
245+51.56	21362	N/A	N/A	372.74	59°47'06.80504"N	151°42'01.69056"W	TOP A LINE
245+79.54	21359	N/A	N/A	372.98	59°47'06.89672"N	151°42'01.17613"W	TOP A LINE
246+10.25	21356	N/A	N/A	373.76	59°47'06.99613"N	151°42'00.60969"W	TOP A LINE
246+38.72	21353	N/A	N/A	374.29	59°47'07.08576"N	151°42'00.08245"W	TOP A LINE
246+69.85	21351	N/A	N/A	374.80	59°47'07.18678"N	151°41'59.50822"W	TOP A LINE
246+99.76	21254	N/A	N/A	374.98	59°47'07.28374"N	151°41'58.95657"W	TOP A LINE
247+29.21	21249	N/A	N/A	375.66	59°47'07.37685"N	151°41'58.41176"W	TOP A LINE
247+58.86	21247	N/A	N/A	375.97	59°47'07.47344"N	151°41'57.86449"W	TOP A LINE
247+89.59	21081	N/A	N/A	376.26	59°47'07.57031"N	151°41'57.29553"W	TOP A LINE
248+19.97	21077	N/A	N/A	377.31	59°47'07.67080"N	151°41'56.73673"W	TOP A LINE
248+49.22	21074	N/A	N/A	377.52	59°47'07.76483"N	151°41'56.19618"W	TOP A LINE
248+83.25	20927	N/A	N/A	377.35	59°47'07.87258"N	151°41'55.56670"W	TOP A LINE
249+10.99	20925	N/A	N/A	378.63	59°47'07.96055"N	151°41'55.05411"W	TOP A LINE
249+39.03	20922	N/A	N/A	379.17	59°47'08.05587"N	151°41'54.53983"W	TOP A LINE
249+73	21349	N/A	N/A	379.62	59°47'08.16295"N	151°41'53.91129"W	TOP A LINE
250+03.07	21345	N/A	N/A	380.00	59°47'08.26088"N	151°41'53.35657"W	TOP A LINE
250+33.29	21341	N/A	N/A	380.12	59°47'08.36144"N	151°41'52.80072"W	TOP A LINE
250+64.60	21338	N/A	N/A	380.70	59°47'08.45549"N	151°41'52.21848"W	TOP A LINE
250+93.32	21335	N/A	N/A	380.94	59°47'08.55423"N	151°41'51.69161"W	TOP A LINE
251+21.70	21332	N/A	N/A	382.11	59°47'08.64614"N	151°41'51.16799"W	TOP A LINE
251+41.39	21329	N/A	N/A	382.03	59°47'08.70816"N	151°41'50.80396"W	TOP A LINE
251+69.35	21327	N/A	N/A	382.35	59°47'08.79635"N	151°41'50.28642"W	TOP A LINE
251+98.74	21323	N/A	N/A	383.08	59°47'08.89061"N	151°41'49.74267"W	TOP A LINE
252+28.91	21321	N/A	N/A	383.35	59°47'08.98904"N	151°41'49.18753"W	TOP A LINE
252+56.77	21317	N/A	N/A	383.57	59°47'09.08138"N	151°41'48.67460"W	TOP A LINE
252+89.90	21314	N/A	N/A	383.99	59°47'09.18392"N	151°41'48.06010"W	TOP A LINE
253+18.67	21311	N/A	N/A	384.34	59°47'09.27985"N	151°41'47.53180"W	TOP A LINE
253+50.61	21309	N/A	N/A	384.87	59°47'09.37606"N	151°41'46.93619"W	TOP A LINE
253+80.29	21305	N/A	N/A	385.54	59°47'09.47456"N	151°41'46.39076"W	TOP A LINE
254+11.83	21302	N/A	N/A	385.46	59°47'09.57604"N	151°41'45.80832"W	TOP A LINE
254+38.85	21299	N/A	N/A	386.03	59°47'09.66399"N	151°41'45.31060"W	TOP A LINE
254+70.84	21296	N/A	N/A	385.73	59°47'09.76406"N	151°41'44.71683"W	TOP A LINE
254+99.95	21293	N/A	N/A	386.17	59°47'09.86037"N	151°41'44.18342"W	TOP A LINE
255+37.59	21290	N/A	N/A	386.43	59°47'09.98062"N	151°41'43.48675"W	TOP A LINE
255+58.91	21287	N/A	N/A	386.90	59°47'10.04718"N	151°41'43.09159"W	TOP A LINE
255+91.02	21285	N/A	N/A	387.40	59°47'10.15201"N	151°41'42.50028"W	TOP A LINE
256+21.13	21281	N/A	N/A	387.64	59°47'10.24478"N	151°41'41.94138"W	TOP A LINE
256+52.20	21278	N/A	N/A	388.35	59°47'10.34513"N	151°41'41.36694"W	TOP A LINE
256+80.13	21275	N/A	N/A	388.44	59°47'10.44038"N	151°41'40.85505"W	TOP A LINE
257+10.64	21272	N/A	N/A	388.85	59°47'10.53720"N	151°41'40.29035"W	TOP A LINE
257+41.46	21269	N/A	N/A	389.43	59°47'10.63461"N	151°41'39.72090"W	TOP A LINE
257+72.65	21266	N/A	N/A	389.61	59°47'10.73368"N	151°41'39.14343"W	TOP A LINE
258+01.65	21263	N/A	N/A	390.44	59°47'10.82678"N	151°41'38.60760"W	TOP A LINE
258+32.18	21260	N/A	N/A	390.71	59°47'10.92646"N	151°41'38.04439"W	TOP A LINE
258+61.29	21257	N/A	N/A	390.88	59°47'11.02336"N	151°41'37.50902"W	TOP A LINE
258+89.92	21245	N/A	N/A	391.11	59°47'11.11703"N	151°41'36.98431"W	TOP A LINE
259+19	21242	N/A	N/A	390.49	59°47'11.19855"N	151°41'36.43873"W	TOP A LINE
259+50.73	21239	N/A	N/A	392.69	59°47'11.30788"N	151°41'35.85579"W	TOP A LINE
259+82.18	21237	N/A	N/A	392.65	59°47'11.41008"N	151°41'35.27759"W	TOP A LINE
260+11.61	21233	N/A	N/A	393.49	59°47'11.50712"N	151°41'34.73534"W	TOP A LINE
260+42.67	21230	N/A	N/A	394.35	59°47'11.60300"N	151°41'34.15983"W	TOP A LINE

SHEET 12

A LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
242+24.07	21409	NA	NA	366.07	59°47'05.74932"N	151°42'07.73027"W	COUPLING

B LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
242+21.39	21410	NA	NA	365.97	59°47'05.76096"N	151°42'07.79917"W	COUPLING

TEST STATIONS							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
242+20.18	25196	NA	NA	371.69	59°47'05.77620"N	151°42'07.83900"W	CP TEST STATION

CATHODIC PROTECTION							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
242+22.84	21411	N/A	N/A	365.85	59°47'05.78468"N	151°42'07.79010"W	ANODE BAG

NOTES:
1) STA 1+00 - 10+40.16 OFFSETS ARE BASED OFF THE SECTION LINE.
2) STA 10+40.61 - 33+49.94 OFFSETS ARE BASED ON THE CENTERLINE OF SPRUCERIDGE LOOP 60' R/W.
3) STA 33+49.94 - 192+37.66 OFFSETS ARE BASED ON THE SECTION LINE.
4) STA 162+37.66 - 287+47.14 OFFSETS ARE BASED ON THE NORTHERLY AND WESTERLY EDGE OF THE ADL 230928 20' ESMT CROSSING STATE LANDS.
5) STA 287+47.14 - 326+60.97 OFFSETS ARE BASED ON THE CENTERLINE OF TILLYGIRL AVE. & HANDCART RD. R/W'S.
6) STA 326+60.97 - 380+01.73 OFFSETS ARE BASED ON SECTION LINE.
7) STA 380+01.73 -391+00 OFFSETS NOT APPLICABLE (PIPELINES ON ARMSTRONG PROPERTY).

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 26, 27, 31, 32, 33, 34, T4S, R14W
AND SURVEYED SECTIONS 34, 35, 36, T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STA. 216+00 TO 273+00 (SEE SHEETS 11 & 12)

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT | EPF #20100037

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-3265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: SAM
HORZ. SCALE: N/A
VERT. SCALE: -
SHEET: 25 OF 29

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS LINE
ASBUILT LOCATION & WELD TABLES

FIELD WORK DATE: 11/01/10-4/01/11
FIELD BOOK NO. 1024
JOB NO. 103088

REV	DATE	DESCRIPTION	BY
1	2/1/12	DRAFT ISSUE	SAM

SHEET 13 CONT.

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
273+18.25	21100	N/A	N/A	415.50	59°47'15.71526"N	151°41'10.61034"W	TOP A LINE
273+40.81	21098	N/A	N/A	415.76	59°47'15.78501"N	151°41'10.19206"W	TOP A LINE
273+71.40	21093	N/A	N/A	416.66	59°47'15.87579"N	151°41'09.62206"W	TOP A LINE
274+00	21092	N/A	N/A	417.21	59°47'15.97096"N	151°41'09.09389"W	TOP A LINE
274+22.44	21089	N/A	N/A	418.25	59°47'16.06087"N	151°41'08.69182"W	TOP A LINE
274+41.92	21085	N/A	N/A	418.34	59°47'16.15487"N	151°41'08.35502"W	TOP A LINE
274+73	21072	N/A	N/A	418.84	59°47'16.32886"N	151°41'07.85004"W	TOP A LINE
274+99.43	21070	N/A	N/A	418.96	59°47'16.51657"N	151°41'07.48333"W	TOP A LINE
275+30.46	21067	N/A	N/A	419.41	59°47'16.73896"N	151°41'07.06548"W	TOP A LINE
275+64.22	21064	N/A	N/A	420.55	59°47'16.97735"N	151°41'06.60577"W	TOP A LINE
275+89.61	21061	N/A	N/A	420.48	59°47'17.15732"N	151°41'06.26128"W	TOP A LINE
276+20.83	21058	N/A	N/A	421.25	59°47'17.38161"N	151°41'05.84352"W	TOP A LINE
276+50.19	21054	N/A	N/A	421.54	59°47'17.59117"N	151°41'05.44834"W	TOP A LINE
276+81.48	21052	N/A	N/A	422.09	59°47'17.81676"N	151°41'05.03269"W	TOP A LINE
277+14.66	21049	N/A	N/A	422.41	59°47'18.05071"N	151°41'04.57969"W	TOP A LINE
277+42.55	21046	N/A	N/A	423.11	59°47'18.24881"N	151°41'04.20233"W	TOP A LINE
277+73.27	21043	N/A	N/A	423.24	59°47'18.46941"N	151°41'03.79079"W	TOP A LINE
278+02.39	21040	N/A	N/A	423.64	59°47'18.67807"N	151°41'03.40067"W	TOP A LINE
278+36.98	21037	N/A	N/A	423.87	59°47'18.92406"N	151°41'02.93327"W	TOP A LINE
278+63.03	21034	N/A	N/A	424.46	59°47'19.10892"N	151°41'02.58134"W	TOP A LINE
278+92.73	21031	N/A	N/A	425.41	59°47'19.31823"N	151°41'02.17489"W	TOP A LINE
279+23.26	21028	N/A	N/A	425.60	59°47'19.53537"N	151°41'01.76219"W	TOP A LINE
279+52.90	21025	N/A	N/A	425.85	59°47'19.74660"N	151°41'01.36184"W	TOP A LINE
279+83.75	21022	N/A	N/A	426.01	59°47'19.96954"N	151°41'00.95228"W	TOP A LINE
280+12.21	21019	N/A	N/A	425.99	59°47'20.17260"N	151°41'00.56866"W	TOP A LINE
280+42.72	21016	N/A	N/A	426.48	59°47'20.38793"N	151°41'00.15484"W	TOP A LINE
280+73.92	21013	N/A	N/A	426.72	59°47'20.61622"N	151°40'59.74498"W	TOP A LINE
281+06.12	21010	N/A	N/A	427.14	59°47'20.84378"N	151°40'59.30729"W	TOP A LINE
281+37.45	21006	N/A	N/A	427.56	59°47'21.06854"N	151°40'58.88734"W	TOP A LINE
281+64.53	21003	N/A	N/A	427.56	59°47'21.26117"N	151°40'58.52240"W	TOP A LINE
281+91.11	21001	N/A	N/A	428.40	59°47'21.44941"N	151°40'58.16086"W	TOP A LINE
282+24.09	20997	N/A	N/A	428.19	59°47'21.68609"N	151°40'57.72065"W	TOP A LINE
282+55.20	20993	N/A	N/A	428.63	59°47'21.90977"N	151°40'57.30496"W	TOP A LINE
282+82.73	20991	N/A	N/A	429.17	59°47'22.10684"N	151°40'56.93490"W	TOP A LINE
283+12.72	20988	N/A	N/A	429.14	59°47'22.33118"N	151°40'56.55245"W	TOP A LINE
283+44.41	20985	N/A	N/A	430.13	59°47'22.54515"N	151°40'56.10062"W	TOP A LINE
283+75.50	20982	N/A	N/A	430.14	59°47'22.76885"N	151°40'55.68568"W	TOP A LINE
284+02.86	20978	N/A	N/A	431.09	59°47'22.96448"N	151°40'55.31801"W	TOP A LINE
284+34.48	20975	N/A	N/A	430.93	59°47'23.18751"N	151°40'54.88667"W	TOP A LINE
284+65.32	20973	N/A	N/A	431.21	59°47'23.40780"N	151°40'54.47112"W	TOP A LINE
284+94.70	20969	N/A	N/A	431.62	59°47'23.61713"N	151°40'54.07477"W	TOP A LINE
285+24.76	20967	N/A	N/A	431.55	59°47'23.82574"N	151°40'53.65692"W	TOP A LINE
285+57	20963	N/A	N/A	431.85	59°47'24.05557"N	151°40'53.23822"W	TOP A LINE
285+87.25	20959	N/A	N/A	431.90	59°47'24.27730"N	151°40'52.82810"W	TOP A LINE
286+18.27	20957	N/A	N/A	432.05	59°47'24.49608"N	151°40'52.40849"W	TOP A LINE
286+51.37	20955	N/A	N/A	432.78	59°47'24.73011"N	151°40'51.95788"W	TOP A LINE
286+76.85	20952	N/A	N/A	432.45	59°47'24.91567"N	151°40'51.61805"W	TOP A LINE
287+10	20949	N/A	N/A	432.30	59°47'25.15079"N	151°40'51.16968"W	TOP A LINE
287+42.67	20945	N/A	N/A	432.79	59°47'25.38964"N	151°40'50.75311"W	TOP A LINE
287+75.68	20942	-14.62	L	432.35	59°47'25.57681"N	151°40'50.25705"W	TOP A LINE
287+95.36	20940	-18.97	L	432.72	59°47'25.61948"N	151°40'49.88706"W	TOP A LINE
288+27.43	20936	-20.00	L	433.18	59°47'25.62923"N	151°40'49.26071"W	TOP A LINE
288+54.80	20933	-19.49	L	434.10	59°47'25.62397"N	151°40'48.72782"W	TOP A LINE
288+84.15	20931	-18.97	L	435.12	59°47'25.61849"N	151°40'48.15429"W	TOP A LINE
289+13.92	20919	-18.97	L	436.05	59°47'25.61818"N	151°40'47.57253"W	TOP A LINE
289+53.36	20915	-19.13	L	436.66	59°47'25.61924"N	151°40'46.80131"W	TOP A LINE
289+93.18	20913	-19.07	L	437.67	59°47'25.61826"N	151°40'46.02340"W	TOP A LINE
290+33.42	20909	-19.50	L	438.98	59°47'25.62203"N	151°40'45.23710"W	TOP A LINE
290+73.36	20906	-19.09	L	440.08	59°47'25.61748"N	151°40'44.45663"W	TOP A LINE
291+13.85	20904	-19.35	L	440.96	59°47'25.61966"N	151°40'43.66541"W	TOP A LINE
291+53.83	20901	-18.92	L	442.12	59°47'25.61496"N	151°40'42.88426"W	TOP A LINE
291+93.86	20897	-19.32	L	444.13	59°47'25.61844"N	151°40'42.10128"W	TOP A LINE
292+32.82	20895	-19.32	L	445.38	59°47'25.61792"N	151°40'41.33977"W	TOP A LINE
292+72.10	20891	-19.24	L	446.68	59°47'25.61671"N	151°40'40.57399"W	TOP A LINE
293+13	20889	-18.88	L	447.79	59°47'25.61272"N	151°40'39.76920"W	TOP A LINE
293+52.24	20885	-19.46	L	449.30	59°47'25.61800"N	151°40'39.00756"W	TOP A LINE
293+92.65	20883	-19.43	L	451.11	59°47'25.61719"N	151°40'38.21791"W	TOP A LINE
294+32.58	20880	-19.14	L	453.37	59°47'25.61387"N	151°40'37.43763"W	TOP A LINE
294+69.99	20876	-19.36	L	456.24	59°47'25.61565"N	151°40'36.70627"W	TOP A LINE
295+12.18	20873	-19.58	L	458.66	59°47'25.61724"N	151°40'35.88210"W	TOP A LINE
295+51.24	20870	-19.53	L	460.05	59°47'25.61632"N	151°40'35.12003"W	TOP A LINE
295+90.77	20866	-19.27	L	461.37	59°47'25.61326"N	151°40'34.34756"W	TOP A LINE
296+32.48	20864	-19.13	L	463.01	59°47'25.61147"N	151°40'33.53126"W	TOP A LINE
296+71.10	20830	-19.58	L	464.33	59°47'25.61544"N	151°40'32.77756"W	TOP A LINE
297+09.18	20828	-19.24	L	465.30	59°47'25.61164"N	151°40'32.03343"W	TOP A LINE
297+50.05	20824	-18.96	L	467.45	59°47'25.60838"N	151°40'31.23463"W	TOP A LINE
297+90.49	20722	-18.89	L	469.08	59°47'25.60722"N	151°40'30.44380"W	TOP A LINE
298+30.54	20718	-18.89	L	470.40	59°47'25.60676"N	151°40'29.66162"W	TOP A LINE
298+71.21	20716	-19.17	L	471.77	59°47'25.60899"N	151°40'28.86698"W	TOP A LINE
299+09.93	20630	-19.03	L	473.10	59°47'25.60709"N	151°40'28.11041"W	TOP A LINE
299+55.02	20627	-19.21	L	473.99	59°47'25.60834"N	151°40'27.23038"W	TOP A LINE
299+94.07	20623	-19.05	L	475.20	59°47'25.60627"N	151°40'26.46620"W	TOP A LINE
300+34.86	20558	-19.26	L	476.33	59°47'25.60788"N	151°40'25.66911"W	TOP A LINE
300+72.80	20555	-19.33	L	478.07	59°47'25.60816"N	151°40'24.92985"W	TOP A LINE
301+04.41	20553	-19.91	L	479.43	59°47'25.61341"N	151°40'24.30992"W	TOP A LINE
301+22.39	20860	-20.23	L	480.18	59°47'25.61633"N	151°40'23.95861"W	TOP A LINE
301+44.07	20854	-18.64	L	481.09	59°47'25.60042"N	151°40'23.53713"W	TOP A LINE
301+68.81	20852	-19.28	L	482.57	59°47'25.60645"N	151°40'23.06378"W	TOP A LINE
301+86.88	20848	-20.01	L	483.44	59°47'25.61340"N	151°40'22.70220"W	TOP A LINE
302+21.96	20845	-19.91	L	485.65	59°47'25.61204"N	151°40'22.01663"W	TOP A LINE
302+60.22	20843	-20.09	L	487.59	59°47'25.61329"N	151°40'21.26870"W	TOP A LINE

SHEET 13 CONT.

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
273+40.53	21097	N/A	N/A	415.97	59°47'15.80156"N	151°41'10.20865"W	TOP B LINE
273+71.50	21094	N/A	N/A	416.44	59°47'15.89714"N	151°41'09.63393"W	TOP B LINE
274+00	21091	N/A	N/A	417.11	59°47'15.98051"N	151°41'09.10820"W	TOP B LINE
274+22.89	21088	N/A	N/A	418.59	59°47'16.07786"N	151°41'08.69665"W	TOP B LINE
274+42.16	21084	N/A	N/A	418.55	59°47'16.17438"N	151°41'08.37250"W	TOP B LINE
274+72.77	21073	N/A	N/A	419.13	59°47'16.34581"N	151°41'07.88043"W	TOP B LINE
274+99.62	21069	N/A	N/A	418.99	59°47'16.53040"N	151°41'07.50487"W	TOP B LINE
275+30.71	21066	N/A	N/A	419.62	59°47'16.75256"N	151°41'07.08671"W	TOP B LINE
275+64.02	21063	N/A	N/A	420.38	59°47'16.98664"N	151°41'06.63065"W	TOP B LINE
275+90.63	21060	N/A	N/A	420.47	59°47'17.17579"N	151°41'06.27079"W	TOP B LINE
276+21.01	21057	N/A	N/A	421.18	59°47'17.39466"N	151°41'05.86609"W	TOP B LINE
276+49.77	21055	N/A	N/A	421.51	59°47'17.60073"N	151°41'05.48037"W	TOP B LINE
276+81.39	21051	N/A	N/A	422.26	59°47'17.82752"N	151°41'05.05700"W	TOP B LINE
277+14.64	21048	N/A	N/A	422.34	59°47'18.06217"N	151°41'04.60384"W	TOP B LINE
277+42.62	21045	N/A	N/A	423.00	59°47'18.26028"N	151°41'04.22388"W	TOP B LINE
277+73.28	21042	N/A	N/A	423.29	59°47'18.48050"N	151°41'03.81383"W	TOP B LINE
278+02.28	21039	N/A	N/A	423.61	59°47'18.68826"N	151°41'03.42511"W	TOP B LINE
278+35.99	21036	N/A	N/A	423.89	59°47'18.92960"N	151°41'02.97274"W	TOP B LINE
278+62.79	21033	N/A	N/A	424.39	59°47'19.11988"N	151°41'02.60986"W	TOP B LINE
278+92.71	21030	N/A	N/A	425.26	59°47'19.32821"N	151°41'02.19635"W	TOP B LINE
279+23.41	21027	N/A	N/A	425.48	59°47'19.54773"N	151°41'01.78365"W	TOP B LINE
279+52.56	21024	N/A	N/A	425.69	59°47'19.75512"N	151°41'01.38989"W	TOP B LINE
279+83.85	21021	N/A	N/A	425.97	59°47'19.98124"N	151°41'00.97439"W	TOP B LINE
280+12.48	21018	N/A	N/A	426.17	59°47'20.18887"N	151°41'00.59584"W	TOP B LINE
280+42.86	21015	N/A	N/A	426.53	59°47'20.40216"N	151°41'00.17964"W	TOP B LINE
280+74.19	21012	N/A	N/A	426.70	59°47'20.62891"N	151°40'59.76446"W	TOP B LINE
281+06.14	21009	N/A	N/A	427.12	59°47'20.85732"N	151°40'59.33497"W	TOP B LINE
281+37.56	21007	N/A	N/A	427.62	59°47'21.08316"N	151°40'58.91515"W	TOP B LINE
281+64.61	21004	N/A	N/A	427.42	59°47'21.27490"N	151°40'58.54838"W	TOP B LINE
281+91.20	21000	N/A	N/A	428.45	59°47'21.46522"N	151°40'58.19124"W	TOP B LINE
282+23.98	20996	N/A	N/A	428.59	59°47'21.70216"N	151°40'57.75618"W	TOP B LINE
282+55.21	20994	N/A	N/A	428.94	59°47'21.92139"N	151°40'57.32832"W	TOP B LINE
282+82.96	20990	N/A	N/A	429.28	59°47'22.11936"N	151°40'56.95428"W	TOP B LINE
283+12.85	20987	N/A	N/A	429.14	59°47'22.32034"N	151°40'56.52589"W	TOP B LINE
283+44.34	20984	N/A	N/A	430.12	59°47'22.55738"N	151°40'56.12778"W	TOP B LINE
283+75.51	20981	N/A	N/A	430.16	59°47'22.77886"N	151°40'55.70593"W	TOP B LINE
284+02.69	20977	N/A	N/A	430.95	59°47'22.97382"N	151°40'55.34197"W	TOP B LINE
284+34.72	20976	N/A	N/A	430.85	59°47'23.20117"N	151°40'54.90796"W	TOP B LINE
284+65.28	20972	N/A	N/A	431.04	59°47'23.41879"N	151°40'54.49554"W	TOP B LINE
284+94.86	20968	N/A	N/A	431.78	59°47'23.63123"N	151°40'54.10005"W	TOP B LINE
285+25.62	20966	N/A	N/A	431.68	59°47'23.85362"N	151°40'53.69172"W	TOP B LINE
285+56.52	20964	N/A	N/A	431.71	59°47'24.06942"N	151°40'53.26610"W	TOP B LINE
285+87.15	20960	N/A	N/A	431.83	59°47'24.29182"N	151°40'52.86181"W	TOP B LINE
286+17.99	20958	N/A	N/A	432.00	59°47'24.51380"N	151°40'52.45031"W	TOP B LINE
286+51.37	20954	N/A	N/A	432.55	59°47'24.74295"N	151°40'51.98263"W	TOP B LINE
286+77.01	20951	N/A	N/A	432.40	59°47'24.93079"N	151°40'51.64790"W	TOP B LINE
287+10.04	20948	N/A	N/A	432.01	59°47'25.16299"N	151°40'51.19573"W	TOP B LINE
287+42.01	20944	N/A	N/A	432.87	59°47'25.40144"N	151°40'50.78762"W	TOP B LINE
287+74.85	20943	-17.06	L	431.74	59°47'25.60085"N	151°40'50.28234"W	TOP B LINE
287+95.10	20939	-20.81	L	432.65	59°47'25.63757"N	151°40'49.89352"W	TOP B LINE
288+27.50	20935	-21.99	L	433.49	59°47'25.64883"N	151°40'49.26082"W	TOP B LINE
288+54.82	20932	-21.55	L	434.12	59°47'25.64417"N	151°40'48.72692"W	TOP B LINE
288+84.16	20930	-21.32	L	434.96	59°47'25.64165"N	151°40'48.15361"W	TOP B LINE
289+13.84	20918	-21.33	L	435.90	59°47'25.64137"N	151°40'47.57379"W	TOP B LINE
289+53.15	20914	-21.12	L	436.43	59°47'25.63889"N	151°40'46.80566"W	TOP B LINE
289+92.92	20912	-21.26	L	437.85	59°47'25.63984"N	151°40'46.02837"W	TOP B LINE
290+33.46	20910	-21.19	L	439.01	59°47'25.63866"N	151°40'45.23628"W	TOP B LINE
290+73.56	20905	-21.14	L	439.87	59°47'25.63768"N	151°40'44.45260"W	TOP B LINE
291+13.82	20903	-21.29	L	440.95	59°47'25.63870"N	151°40'43.66586"W	TOP B LINE
291+54.24	20900	-21.26	L	441.71	59°47'25.63801"N	151°40'42.87613"W	TOP B LINE
291+93.53	20896	-21.55	L	444.04	59°47'25.64038"N	151°40'42.10834"W	TOP B LINE
292+32.98	20894	-22.17	L	445.44	59°47'25.64606"N	151°40'41.33745"W	TOP B LINE
292+72.19	20890	-21.52	L	446.43	59°47'25.63917"N	151°40'40.57142"W	TOP B LINE
293+13.25	20888	-20.84	L	447.68	59°47'25.63198"N	151°40'39.76923"W	TOP B LINE
293+52.10	20886	-21.36	L	449.27	59°47'25.63665"N	151°40'39.01014"W	TOP B LINE
293+92.71	20882	-21.13	L	451.04	59°47'25.63393"N	151°40'38.21660"W	TOP B LINE
294+32.67	20879	-20.95	L	453.39	59°47'25.63167"N	151°40'37.43581"W	TOP B LINE
294+70.25	20875		L	456.12	59°47'25.63414"N	151°40'36.70143"W	TOP B LINE
295+12.44	20872	-21.32	L	458.63	59°47'25.63439"N	151°40'35.87692"W	TOP B LINE
295+51.08	20869	-22.25	L	460.25	59°47'25.64314"N	151°40'35.12210"W	TOP B LINE
295+90.92	20865	-21.55	L	461.35	59°47'25.63573"N	151°40'34.34377"W	TOP B LINE
296+30.70	20863	-21.18	L	462.69	59°47'25.63160"N	151°40'33.56638"W	TOP B LINE
296+71.07	20831	-21.56	L	464.22	59°47'25.63492"N	151°40'32.77768"W	TOP B LINE
297+09.17	20827	-21.03	L	465.32	59°47'25.62923"N	151°40'32.03316"W	TOP B LINE
297+50.19	20823	-20.67	L	467.38	59°47'25.62521"N	151°40'31.23164"W	TOP B LINE
297+90.65	20721	-21.03	L	468.82	59°47'25.62825"N	151°40'30.44113"W	TOP B LINE
298+30.35	20717	-21.21	L	470.32	59°47'25.62960"N	151°40'29.66519"W	TOP B LINE
298+71.24	20715	-21.13	L	471.69	59°47'25.62824"N	151°40'28.86633"W	TOP B LINE
299+10.13	20629	-21.01	L	472.95	59°47'25.62659"N	151°40'28.10635"W	TOP B LINE
299+54.71	20628	-21.76	L	473.93	59°47'25.63351"N	151°40'27.23532"W	TOP B LINE
299+94.02	20624	-20.95	L	475.13	59°47'25.62505"N	151°40'26.46724"W	TOP B LINE
300+34.87	20559	-21.08	L	476.18	59°47'25.62583"N	151°40'25.66897"W	TOP B LINE
300+72.21	20554	-22.44	L	477.92	59°47'25.63873"N	151°40'24.93984"W	TOP B LINE
301+04.39	20552	-21.71	L	479.67	59°47'25.63121"N	151°40'24.31116"W	TOP B LINE
301+22.70	20861	-22.17	L	480.82	59°47'25.63544"N	151°40'23.95358"W	TOP B LINE
301+43.92	20853	-20.77	L	481.02	59°47'25.62144"N	151°40'23.54081"W	TOP B LINE
301+69.06	20851	-21.30	L	482.46	59°47'25.62636"N	151°40'23.04966"W	TOP B LINE
301+86.78	20849	-22.00	L	483.45	59°47'25.63302"N	151°40'22.70377"W	TOP B LINE

SHEET 12 CONT.

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
260+72.15	21227	N/A	N/A	394.59	59°47'11.69736"N	151°41'33.61389"W	TOP A LINE
261+03.73	21224	N/A	N/A	395.47	59°47'11.79966"N	151°41'33.03101"W	TOP A LINE
261+35.50	21221	N/A	N/A	395.65	59°47'11.90250"N	151°41'32.44531"W	TOP A LINE
261+63.72	21218	N/A	N/A	395.88	59°47'11.99427"N	151°41'31.92478"W	TOP A LINE
261+94.14	21216	N/A	N/A	396.67	59°47'12.09221"N	151°41'31.36368"W	TOP A LINE
262+22.22	21212	N/A	N/A	396.91	59°47'12.18187"N	151°41'30.84486"W	TOP A LINE
262+55.81	21210	N/A	N/A	397.53	59°47'12.28977"N	151°41'30.22445"W	TOP A LINE
262+87.16	21207	N/A	N/A	397.93	59°47'12.39153"N	151°41'29.64595"W	TOP A LINE
263+16	21204	N/A	N/A	398.57	59°47'12.48506"N	151°41'29.11358"W	TOP A LINE
263+46.33	21201	N/A	N/A	399.33	59°47'12.58330"N	151°41'28.55403"W	TOP A LINE
263+74.96	21198	N/A	N/A	399.60	59°47'12.67481"N	151°41'28.02457"W	TOP A LINE
264+09.40	21195	N/A	N/A	400.36	59°47'12.79222"N	151°41'27.39350"W	TOP A LINE
264+36.94	21192	N/A	N/A	400.80	59°47'12.88109"N	151°41'26.88519"W	TOP A LINE
264+65.65	21189	N/A	N/A	400.85	59°47'12.96967"N	151°41'26.35230"W	TOP A LINE
264+97.16	21186	N/A	N/A	401.57	59°47'13.06776"N	151°41'25.76819"W	TOP A LINE
265+26.73	21183	N/A	N/A	401.70	59°47'13.16295"N	151°41'25.22206"W	TOP A LINE
265+59.65	21180	N/A	N/A	401.86	59°47'13.26875"N	151°41'24.61389"W	TOP A LINE
265+87.72	21177	N/A	N/A	402.10	59°47'13.35609"N	151°41'24.09409"W	TOP A LINE
266+24	21173	N/A	N/A	403.17	59°47'13.47597"N	151°41'23.41880"W	TOP A LINE
266+50.26	21171	N/A	N/A	403.60	59°47'13.55975"N	151°41'22.94060"W	TOP A LINE
266+86.57	21167	N/A	N/A	404.46	59°47'13.68246"N	151°41'22.27326"W	TOP A LINE
267+11.77	21165	N/A	N/A	405.10	59°47'13.75760"N	151°41'21.80590"W	TOP A LINE
267+39.69	21162	N/A	N/A	404.96	59°47'13.84679"N	151°41'21.28976"W	TOP A LINE
267+73.07	21158	N/A	N/A	405.56	59°47'13.95719"N	151°41'20.67466"W	TOP A LINE
268+06.08	21155	N/A	N/A	406.51	59°47'14.06139"N	151°41'20.06305"W	TOP A LINE
268+31.75	21153	N/A	N/A	406.93	59°47'14.14363"N	151°41'19.58874"W	TOP A LINE
268+59.82	21150	N/A	N/A	407.08	59°47'14.23436"N	151°41'19.07158"W	TOP A LINE
268+91.19	21146	N/A	N/A	407.00	59°47'14.33652"N	151°41'18.49290"W	TOP A LINE
269+22.39	21144	N/A	N/A	407.83	59°47'14.43516"N	151°41'17.91539"W	TOP A LINE
269+52.14	21141	N/A	N/A	408.50	59°47'14.53256"N	151°41'17.36735"W	TOP A LINE
269+84.88	21138	N/A	N/A	408.95	59°47'14.63451"N	151°41'16.76052"W	TOP A LINE
270+13	21135	N/A	N/A	409.53	59°47'14.72717"N	151°41'16.23217"W	TOP A LINE
270+46.94	21132	N/A	N/A	409.98	59°47'14.84049"N	151°41'15.61821"W	TOP A LINE
270+79.57	21128	N/A	N/A	413.76	59°47'14.95848"N	151°41'15.02496"W	TOP A LINE
271+07.13	21126	N/A	N/A	411.27	59°47'15.03136"N	151°41'14.50551"W	TOP A LINE
271+37.34	21123	N/A	N/A	411.59	59°47'15.13648"N	151°41'13.95224"W	TOP A LINE
271+99.02	21114	N/A	N/A	413.46	59°47'15.32595"N	151°41'12.80841"W	TOP A LINE
272+26.09	21111	N/A	N/A	413.98	59°47'15.41759"N	151°41'12.31067"W	TOP A LINE
272+52.53	21105	N/A	N/A	414.50	59°47'15.50096"N	151°41'11.82235"W	TOP A LINE
272+83.42	21103	N/A	N/A	414.74	59°47'15.59620"N	151°41'11.24918"W	TOP A LINE

PIPELINE MILE POST							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
264+61.28	23328	17.25	R	407.89	59°47'12.90654"N	151°41'26.39959"W	MILE POST 5

SHEET 13 CONT.

A LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
301+27.02	20857	NA	NA	480.66	59°47'25.60982"N	151°40'23.86975"W	COUPLING

B LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
288+47.21	23311	-21.61	L	433.74	59°47'25.64486"N	151°40'48.87523"W	COUPLING
288+78.22	23310	-20.69	L	434.80	59°47'25.63546"N	151°40'48.26088"W	COUPLING
301+36.43	20856	-21.99	L	481.24	59°47'25.63357"N	151°40'23.68530"W	COUPLING

STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
288+62.88	23312	-20.09	L	433.90	59°47'25.62977"N	151°40'48.56969"W	CP TEST STATION
301+33.78	25120	-21.27	L	485.98	59°47'25.62650"N	151°40'23.73730"W	CP TEST STATION

CATHODIC PROTECTION							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
301+32.65	20858	-20.70	L	480.57	59°47'25.62084"N	151°40'23.75955"W	ANODE BAG

NOTES:
1) STA 1+00 - 10+40.16 OFFSETS ARE BASED OFF THE SECTION LINE.
2) STA 10+40.61 - 33+49.94 OFFSETS ARE BASED ON THE CENTERLINE OF SPRUCERIDGE LOOP 60' R/W.
3) STA 33+49.94 - 192+37.66 OFFSETS ARE BASED ON THE SECTION LINE.
4) STA 162+37.66 - 287+47.14 OFFSETS ARE BASED ON THE NORTHERLY AND WESTERLY EDGE OF THE ADL 230928 20' ESMT CROSSING STATE LANDS.
5) STA 287+47.14 - 326+60.97 OFFSETS ARE BASED ON THE CENTERLINE OF TILLYGIRL AVE. & HANDCART RD. R/W'S.
6) STA 326+60.97 - 380+01.73 OFFSETS ARE BASED ON SECTION LINE.
7) STA 380+01.73 -391+00 OFFSETS NOT APPLICABLE (PIPELINES ON ARMSTRONG PROPERTY).

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 26, 27, 31, 32, 33, 34, T4S, R14W
AND SURVEYED SECTIONS 34, 35, 36, T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STA. 244+00 TO 302+00 (SEE SHEETS 12 & 13)

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT | **EPF #20100037**

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS LINE
ASBUILT LOCATION & WELD TABLES

FIELD WORK DATE: 11/01/10-4/01/11 | FIELD BOOK NO. 10-24 | JOB NO. 103088

REV	DATE	DESCRIPTION	BY
1	2/1/12	DRAFT ISSUE	SAM

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-6265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: SAM
HORZ. SCALE: N/A
VERT. SCALE: -

SHEET: 26 OF 29

SHEET 14 CONT.

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
314+54.80	20751	-19.78	L	523.96	59°47'26.52881"N	151°39'59.49375"W	TOP A LINE
314+98.87	20749	-19.51	L	524.22	59°47'26.96283"N	151°39'59.48975"W	TOP A LINE
315+44.19	20747	-19.11	L	524.26	59°47'27.40912"N	151°39'59.48332"W	TOP A LINE
315+90.89	20745	-19.03	L	524.02	59°47'27.86915"N	151°39'59.48305"W	TOP A LINE
316+36.79	20743	-19.06	L	523.09	59°47'28.32134"N	151°39'59.48506"W	TOP A LINE
316+83.86	20741	-19.31	L	523.06	59°47'28.78483"N	151°39'59.49135"W	TOP A LINE
317+30.60	20738	-19.30	L	521.99	59°47'29.24517"N	151°39'59.49252"W	TOP A LINE
317+77.80	20736	-19.12	L	521.65	59°47'29.71004"N	151°39'59.49046"W	TOP A LINE
318+26.20	20734	-19.57	L	519.86	59°47'30.18671"N	151°39'59.50073"W	TOP A LINE
318+71.93	20732	-19.44	L	518.75	59°47'30.63717"N	151°39'59.49949"W	TOP A LINE
319+20.08	20730	-19.70	L	518.55	59°47'31.11144"N	151°39'59.50691"W	TOP A LINE
319+67.91	20728	-19.87	L	518.41	59°47'31.58228"N	151°39'59.51071"W	TOP A LINE
320+15.31	20726	-19.74	L	516.90	59°47'32.04929"N	151°39'59.50960"W	TOP A LINE
320+60.67	20724	-19.74	L	514.93	59°47'32.49604"N	151°39'59.51087"W	TOP A LINE
321+07.11	20712	-20.10	L	513.43	59°47'32.95343"N	151°39'59.51934"W	TOP A LINE
321+33.46	20710	-19.30	L	512.65	59°47'33.21285"N	151°39'59.50450"W	TOP A LINE
321+63.74	20707	-19.44	L	511.39	59°47'33.51130"N	151°39'59.50813"W	TOP A LINE
322+00.58	20703	-19.69	L	510.12	59°47'33.87405"N	151°39'59.51411"W	TOP A LINE
322+24	20701	-19.92	L	510.17	59°47'34.10072"N	151°39'59.51932"W	TOP A LINE
322+61.45	20696	-20.42	L	508.68	59°47'34.47315"N	151°39'59.53022"W	TOP A LINE
322+90.42	20693	-20.26	L	509.97	59°47'34.75844"N	151°39'59.52781"W	TOP A LINE
323+14.88	20692	-19.66	L	511.13	59°47'34.99929"N	151°39'59.51684"W	TOP A LINE
323+42.92	20687	-19.34	L	512.11	59°47'35.27557"N	151°39'59.51133"W	TOP A LINE
323+72.91	20685	-19.73	L	512.41	59°47'35.57161"N	151°39'59.51984"W	TOP A LINE
324+11.10	20681	-19.07	L	511.85	59°47'35.94673"N	151°39'59.50818"W	TOP A LINE
324+32.73	20680	-19.02	L	511.69	59°47'36.16001"N	151°39'59.50791"W	TOP A LINE
324+63.45	20677	-19.18	L	510.98	59°47'36.46264"N	151°39'59.51191"W	TOP A LINE
324+92.55	20674	-18.90	L	511.04	59°47'36.74929"N	151°39'59.50727"W	TOP A LINE
325+21.48	20670	-19.01	L	510.98	59°47'37.03393"N	151°39'59.51019"W	TOP A LINE
325+55.88	20667	-18.75	L	511.67	59°47'37.37274"N	151°39'59.50623"W	TOP A LINE
325+85.25	20664	-18.77	L	511.85	59°47'37.66211"N	151°39'59.50751"W	TOP A LINE
326+12.05	20661	-19.16	L	512.01	59°47'37.92670"N	151°39'59.51596"W	TOP A LINE
326+58.60	20511	-28.19	L	533.52	59°47'38.67545"N	151°39'40.14670"W	TOP A LINE
326+59.94	20657	-20.29	L	512.37	59°47'38.39165"N	151°39'59.53936"W	TOP A LINE
326+72.97	20652	-1331.15	L	512.19	59°47'38.51184"N	151°39'59.44882"W	TOP A LINE
326+95.99	20650	-22.10	L	512.05	59°47'38.62392"N	151°39'59.11967"W	TOP A LINE
327+25.53	20645	-27.32	L	513.80	59°47'38.67513"N	151°39'58.57629"W	TOP A LINE
327+46.92	20643	-27.56	L	514.42	59°47'38.67726"N	151°39'58.16242"W	TOP A LINE
327+71.93	20639	-27.61	L	514.76	59°47'38.67760"N	151°39'57.67418"W	TOP A LINE
328+01.91	20636	-28.38	L	516.05	59°47'38.68491"N	151°39'57.08787"W	TOP A LINE
328+40	20632	-27.88	L	517.10	59°47'38.67964"N	151°39'56.34204"W	TOP A LINE
328+63.45	20621	-27.97	L	517.44	59°47'38.68031"N	151°39'55.88595"W	TOP A LINE
329+00.74	20618	-28.07	L	518.38	59°47'38.68097"N	151°39'55.15734"W	TOP A LINE
329+23.65	20616	-28.02	L	518.78	59°47'38.68031"N	151°39'54.70965"W	TOP A LINE
329+52.95	20612	-28.50	L	519.38	59°47'38.68485"N	151°39'54.13651"W	TOP A LINE
329+82.65	20609	-27.93	L	520.27	59°47'38.67895"N	151°39'53.55619"W	TOP A LINE
330+14.01	20606	-28.52	L	520.20	59°47'38.68452"N	151°39'52.94350"W	TOP A LINE
330+38.12	20603	-27.73	L	520.96	59°47'38.67654"N	151°39'52.47267"W	TOP A LINE
330+69.77	20600	-28.10	L	521.24	59°47'38.67988"N	151°39'51.85416"W	TOP A LINE
331+09	20596		L	521.22	59°47'38.68130"N	151°39'51.07836"W	TOP A LINE
331+35.49	20588	-27.72	L	522.58	59°47'38.67558"N	151°39'50.57250"W	TOP A LINE
331+62.35	20586	-27.70	L	523.09	59°47'38.67511"N	151°39'50.04597"W	TOP A LINE
331+93.49	20582	-27.98	L	524.16	59°47'38.67757"N	151°39'49.43790"W	TOP A LINE
332+23	20579	-27.41	L	525.21	59°47'38.67174"N	151°39'48.86141"W	TOP A LINE
332+52.94	20575	-27.66	L	525.90	59°47'38.67390"N	151°39'48.27512"W	TOP A LINE
332+80.36	20548	-27.59	L	527.00	59°47'38.67301"N	151°39'47.73923"W	TOP A LINE
333+10.48	20546	-28.32	L	527.35	59°47'38.67997"N	151°39'47.15103"W	TOP A LINE
333+39.73	20542	-28.48	L	527.60	59°47'38.68121"N	151°39'46.58000"W	TOP A LINE
333+78.04	20539	-27.99	L	528.58	59°47'38.67611"N	151°39'45.83122"W	TOP A LINE
334+00.62	20536	-28.24	L	529.04	59°47'38.67831"N	151°39'45.38985"W	TOP A LINE
334+36.81	20534	-27.94	L	529.93	59°47'38.67510"N	151°39'44.68279"W	TOP A LINE
334+66.79	20530	-28.13	L	530.72	59°47'38.67668"N	151°39'44.09651"W	TOP A LINE
334+97.52	20528	-27.97	L	531.47	59°47'38.67478"N	151°39'43.49614"W	TOP A LINE
335+26.80	20550	-27.96	L	531.78	59°47'38.67440"N	151°39'42.92323"W	TOP A LINE
335+50.21	20523	-28.27	L	531.96	59°47'38.67732"N	151°39'42.46580"W	TOP A LINE
335+78.87	20519	-28.11	L	532.91	59°47'38.67547"N	151°39'41.90643"W	TOP A LINE
336+08.69	20517	-28.40	L	532.97	59°47'38.67801"N	151°39'41.32305"W	TOP A LINE
336+38.96	20513	-28.36	L	533.47	59°47'38.67738"N	151°39'40.73153"W	TOP A LINE
336+99.22	20507	-28.57	L	533.72	59°47'38.67887"N	151°39'39.55466"W	TOP A LINE
337+27.63	20505	-28.32	L	533.68	59°47'38.67615"N	151°39'38.99923"W	TOP A LINE

PIPELINE MILE POST							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
317+27.94	23329	-12.54	R	530.22	59°47'29.21917"N	151°39'59.36031"W	MILE POST 6

NOTES:
1) STA 1+00 - 10+40.16 OFFSETS ARE BASED OFF THE SECTION LINE.
2) STA 10+40.61 - 33+49.94 OFFSETS ARE BASED ON THE CENTERLINE OF SPRUCERIDGE LOOP 60' R/W.
3) STA 33+49.94 - 192+37.66 OFFSETS ARE BASED ON THE SECTION LINE.
4) STA 162+37.66 - 287+47.14 OFFSETS ARE BASED ON THE NORTHERLY AND WESTERLY EDGE OF THE ADL 230928 20' ESMT CROSSING STATE LANDS.
5) STA 287+47.14 - 326+60.97 OFFSETS ARE BASED ON THE CENTERLINE OF TILLYGIRL AVE. & HANDCART RD. R/W'S.
6) STA 326+60.97 - 380+01.73 OFFSETS ARE BASED ON SECTION LINE.
7) STA 380+01.73 -391+00 OFFSETS NOT APPLICABLE (PIPELINES ON ARMSTRONG PROPERTY).

SHEET 14 CONT.

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
320+60.43	20723	-21.42	L	514.81	59°47'32.49361"N	151°39'59.54370"W	TOP B LINE
321+07.09	20713	-21.68	L	513.45	59°47'32.95313"N	151°39'59.55011"W	TOP B LINE
321+33.42	20709	-21.75	L	512.34	59°47'33.21249"N	151°39'59.55228"W	TOP B LINE
321+63.61	20706	-21.65	L	511.33	59°47'33.50982"N	151°39'59.55120"W	TOP B LINE
322+00.52	20704	-21.91	L	509.99	59°47'33.87330"N	151°39'59.55745"W	TOP B LINE
322+23.60	20700	-21.99	L	509.99	59°47'34.10061"N	151°39'59.55978"W	TOP B LINE
322+60.76	20697	-22.44	L	508.59	59°47'34.46662"N	151°39'59.56957"W	TOP B LINE
322+90.01	20694	-22.07	L	509.79	59°47'34.75469"N	151°39'59.56321"W	TOP B LINE
323+15.33	20691	-21.66	L	511.04	59°47'35.00401"N	151°39'59.55586"W	TOP B LINE
323+42.92	20688	-21.35	L	511.79	59°47'35.27576"N	151°39'59.55067"W	TOP B LINE
323+73.01	20686	-22.09	L	512.28	59°47'35.57199"N	151°39'59.56615"W	TOP B LINE
324+11.44	20682	-21.36	L	511.82	59°47'35.95048"N	151°39'59.55288"W	TOP B LINE
324+32.99	20679	-21.18	L	511.74	59°47'36.16271"N	151°39'59.55014"W	TOP B LINE
324+63.62	20676	-21.13	L	510.94	59°47'36.46437"N	151°39'59.55006"W	TOP B LINE
324+92.59	20673	-21.03	L	510.85	59°47'36.74971"N	151°39'59.54879"W	TOP B LINE
325+21.34	20669	-21.48	L	510.54	59°47'37.03286"N	151°39'59.55850"W	TOP B LINE
325+56.11	20668	-21.02	L	511.51	59°47'37.37527"N	151°39'59.55064"W	TOP B LINE
325+84.92	20663	-21.18	L	511.85	59°47'37.65897"N	151°39'59.55451"W	TOP B LINE
326+11.85	20662	-20.96	L	512.00	59°47'37.92426"N	151°39'59.55097"W	TOP B LINE
326+59.16	20658	-22.29	L	512.42	59°47'38.38999"N	151°39'59.57847"W	TOP B LINE
326+76.87	20651	-22.71	L	511.59	59°47'38.55605"N	151°39'59.47241"W	TOP B LINE
326+99.42	20649	-26.20	L	512.00	59°47'38.66428"N	151°39'59.08771"W	TOP B LINE
327+25.81	20644	-29.40	L	513.41	59°47'38.69557"N	151°39'58.57565"W	TOP B LINE
327+47.11	20642	-29.75	L	514.49	59°47'38.69883"N	151°39'58.15949"W	TOP B LINE
327+71.95	20638	-29.86	L	514.92	59°47'38.69969"N	151°39'57.67397"W	TOP B LINE
328+02.03	20637	-30.35	L	516.09	59°47'38.70429"N	151°39'57.08627"W	TOP B LINE
328+40.13	20633	-30.01	L	517.24	59°47'38.70068"N	151°39'56.34174"W	TOP B LINE
328+63.85	20620	-29.98	L	517.54	59°47'38.70015"N	151°39'55.87804"W	TOP B LINE
329+00.63	20619	-29.65	L	518.41	59°47'38.69660"N	151°39'55.15943"W	TOP B LINE
329+23.94	20615	-29.56	L	518.74	59°47'38.69551"N	151°39'54.70378"W	TOP B LINE
329+53.61	20611	-30.02	L	519.42	59°47'38.69978"N	151°39'54.12408"W	TOP B LINE
329+82.31	20610	-29.91	L	520.13	59°47'38.69840"N	151°39'53.56310"W	TOP B LINE
330+14.02	20607	-30.11	L	520.31	59°47'38.70011"N	151°39'52.94340"W	TOP B LINE
330+37.45	20602	-30.01	L	520.90	59°47'38.69900"N	151°39'52.48562"W	TOP B LINE
330+69.82	20601	-29.85	L	521.18	59°47'38.69715"N	151°39'51.85303"W	TOP B LINE
331+09.42	20597	-30.22	L	521.07	59°47'38.70097"N	151°39'51.07914"W	TOP B LINE
331+35.59	20589	-29.62	L	521.67	59°47'38.69431"N	151°39'50.56864"W	TOP B LINE
331+62.46	20587	-29.54	L	523.13	59°47'38.69328"N	151°39'50.04359"W	TOP B LINE
331+93.36	20583	-29.90	L	524.26	59°47'38.69652"N	151°39'49.43976"W	TOP B LINE
332+23	20580	-29.35	L	525.21	59°47'38.69064"N	151°39'48.86053"W	TOP B LINE
332+52.89	20576	-29.18	L	525.90	59°47'38.68895"N	151°39'48.27642"W	TOP B LINE
332+80.51	20547	-29.48	L	526.78	59°47'38.69161"N	151°39'47.73664"W	TOP B LINE
333+10.42	20545	-30.29	L	527.24	59°47'38.69931"N	151°39'47.15236"W	TOP B LINE
333+39.70	20541	-30.44	L	527.58	59°47'38.70054"N	151°39'46.58006"W	TOP B LINE
333+77.98	20540	-30.13	L	528.44	59°47'38.69715"N	151°39'45.83215"W	TOP B LINE
334+00.68	20535	-30.03	L	528.98	59°47'38.69597"N	151°39'45.38840"W	TOP B LINE
334+36.98	20533	-29.74	L	529.94	59°47'38.69279"N	151°39'44.67910"W	TOP B LINE
334+66.65	20529	-29.86	L	530.83	59°47'38.69373"N	151°39'44.09916"W	TOP B LINE
334+97.31	20527	-29.85	L	531.33	59°47'38.69332"N	151°39'43.50001"W	TOP B LINE
335+26.78	20524	-29.75	L	531.78	59°47'38.69212"N	151°39'42.92411"W	TOP B LINE
335+50.36	20522	-30.06	L	531.97	59°47'38.69489"N	151°39'42.46327"W	TOP B LINE
335+78.93	20518	-29.89	L	532.97	59°47'38.69301"N	151°39'41.90499"W	TOP B LINE
336+08.64	20516	-29.98	L	533.04	59°47'38.69359"N	151°39'41.32441"W	TOP B LINE
336+39.10	20512	-30.30	L	533.49	59°47'38.69647"N	151°39'40.72900"W	TOP B LINE
336+68.90	20510	-30.07	L	533.44	59°47'38.69392"N	151°39'40.14674"W	TOP B LINE
336+99.16	20506	-30.46	L	533.80	59°47'38.69751"N	151°39'39.55536"W	TOP B LINE

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
303+05.70	20839	-19.86	L	490.00	59°47'25.61048"N	151°40'20.38007"W	TOP A LINE
303+32.86	20836	-19.45	L	491.27	59°47'25.60609"N	151°40'19.84912"W	TOP A LINE
303+79.32	20834	-19.46	L	493.33	59°47'25.60564"N	151°40'18.94139"W	TOP A LINE
304+29.38	20821	-19.40	L	494.38	59°47'25.60441"N	151°40'17.96316"W	TOP A LINE
304+63.41	20818	-18.94	L	495.89	59°47'25.59946"N	151°40'17.29829"W	TOP A LINE
305+02.03	20816	-19.56	L	498.76	59°47'25.60504"N	151°40'16.54352"W	TOP A LINE
305+47.11	20812	-19.86	L	500.70	59°47'25.60746"N	151°40'15.66250"W	TOP A LINE
305+93.59	20810	-19.35	L	503.73	59°47'25.60184"N	151°40'14.75476"W	TOP A LINE
306+36.92	20806	-19.06	L	505.03	59°47'25.59845"N	151°40'13.90681"W	TOP A LINE
306+83.48	20803	-19.24	L	505.52	59°47'25.59970"N	151°40'12.99852"W	TOP A LINE
307+02.81	20800	-19.74	L	506.26	59°47'25.60435"N	151°40'12.62004"W	TOP A LINE
307+46.32	20797	-19.62	L	507.04	59°47'25.60264"N	151°40'11.77056"W	TOP A LINE
307+93.49	20795	-19.48	L	508.42	59°47'25.60062"N	151°40'10.84824"W	TOP A LINE
308+40.47	20791	-19.56	L	510.48	59°47'25.60079"N	151°40'09.93023"W	TOP A LINE
308+86.83	20790	-19.55	L	512.02	59°47'25.60011"N	151°40'09.02454"W	TOP A LINE
309+32.42	20787	-19.23	L	514.40	59°47'25.59636"N	151°40'08.13369"W	TOP A LINE
309+77.13	20785	-18.91	L	515.57	59°47'25.59268"N	151°40'07.26002"W	TOP A LINE
310+22.11	20782	-18.90	L	516.77	59°47'25.59195"N	151°40'06.38085"W	TOP A LINE
310+68.99	20779	-19.16	L	518.11	59°47'25.59388"N	151°40'05.46497"W	TOP A LINE
311+14.41	20776	-19.52	L	519.22	59°47'25.59689"N	151°40'04.57744"W	TOP A LINE
311+59.62	20774	-19.50	L	520.38	59°47'25.59613"N	151°40'03.69386"W	TOP A LINE
312+06.07	20772	-19.39	L	521.25	59°47'25.59437"N	151°40'02.78637"W	TOP A LINE
312+50.16	20770	-19.38	L	522.13	59°47'25.59369"N	151°40'01.92495"W	TOP A LINE
312+95.80	20768	-19.02	L	522.52	59°47'25.58960"N	151°40'01.03340"W	TOP A LINE
313+40	20766	-18.29	L	523.23	59°47'25.58180"N	151°40'00.17299"W	TOP A LINE
313+61	20762	-21.78	L	523.78	59°47'25.61591"N	151°39'59.73449"W	TOP A LINE
313+70	20759	-24.68	L	523.51	59°47'25.68990"N	151°39'59.58695"W	TOP A LINE
313+88.75	20756	-19.97	L	523.26	59°47'25.87752"N	151°39'59.49560"W	TOP A LINE
314+14.90	20754	-19.82	L	523.74	59°47'26.13515"N	151°39'59.49328"W	TOP A LINE

SHEET 14

A LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
331+21.99	20592	NA	NA	521.79	59°47'38.68096"N	151°39'50.83605"W	COUPLING

B LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
331+13.45	20594	-30.70	L	521.74	59°47'38.70512"N	151°39'51.00081"W	COUPLING

TEST STATIONS							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
331+17.24	25072	-28.61	L	529.03	59°47'38.68450"N	151°39'50.92870"W	CP TEST STATION

CATHODIC PROTECTION							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
331+15.38	20593	-24.88	L	522.00	59°47'38.64777"N	151°39'50.96886"W	ANODE BAG

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
302+21.99	20844	-21.63	L	485.58	59°47'25.62890"N	151°40'22.01570"W	TOP B LINE
302+60.27	20842	-21.53	L	487.77	59°47'25.62748"N	151°40'21.26775"W	TOP B LINE
303+05.63	20840	-21.75	L	489.87	59°47'25.62912"N	151°40'20.38123"W	TOP B LINE
303+32.85	20835	-21.70	L	491.27	59°47'25.62825"N	151°40'19.84949"W	TOP B LINE
303+79.82	20833	-21.79	L	493.27	59°47'25.62861"N	151°40'18.93155"W	TOP B LINE
304+29.09	20822	-21.83	L	494.34	59°47'25.62833"N	151°40'17.96882"W	TOP B LINE
304+63.99	20817	-21.83	L	495.71	59°47'25.62794"N	151°40'17.28680"W	TOP B LINE
305+01.90	20815	-21.57	L	498.47	59°47'25.62485"N	151°40'16.54606"W	TOP B LINE
305+47.29	20811	-21.68	L	500.80	59°47'25.62543"N	151°40'15.65900"W	TOP B LINE
305+93.87	20809	-21.29	L	503.63	59°47'25.62094"N	151°40'14.74893"W	TOP B LINE
306+37.03	20805	-22.00	L	504.79	59°47'25.62741"N	151°40'13.90554"W	TOP B LINE
306+84.14	20804	-21.46	L	504.90	59°47'25.62153"N	151°40'12.98512"W	TOP B LINE
307+02.71	20799	-21.44	L	506.18	59°47'25.62112"N	151°40'12.62227"W	TOP B LINE
307+46.17	20796	-21.73	L	507.12	59°47'25.62340"N	151°40'11.77308"W	TOP B LINE
307+93.43	20794	-21.28	L	508.60	59°47'25.61838"N	151°40'10.84964"W	TOP B LINE
308+40.68	20792	-21.40	L	510.59	59°47'25.61889"N	151°40'09.92629"W	TOP B LINE
308+86.81	20789	-21.29	L	511.95	59°47'25.61729"N	151°40'09.02481"W	TOP B LINE
309+32.18	20786	-21.13	L	514.29	59°47'25.61513"N	151°40'08.13832"W	TOP B LINE
309+77.30	20784	-20.96	L	515.52	59°47'25.61285"N	151°40'07.25663"W	TOP B LINE
310+22.13	20781	-21.07	L	516.54	59°47'25.61331"N	151°40'06.38063"W	TOP B LINE
310+68.81	20778	-21.31	L	517.89	59°47'25.61513"N	151°40'05.46832"W	TOP B LINE
311+14.42	20775	-21.21	L	519.14	59°47'25.61347"N	151°40'04.57718"W	TOP B LINE
311+59.63	20773	-21.21	L	520.37	59°47'25.61294"N	151°40'03.69376"W	TOP B LINE
312+06.06	20771	-21.25	L	520.95	59°47'25.61269"N	151°40'02.78633"W	TOP B LINE
312+50.13	20769	-21.06	L	522.08	59°47'25.61029"N	151°40'01.92533"W	TOP B LINE
312+95.70	20767	-20.66	L	522.29	59°47'25.60574"N	151°40'01.03475"W	TOP B LINE
313+39.61	20765	-20.06	L	523.18	59°47'25.59926"N	151°40'00.17691"W	TOP B LINE
313+61.18	20763	-24.56	L	524.25	59°47'25.64332"N	151°39'59.76448"W	TOP B LINE
313+70.14	20760	-26.92	L	524.02	59°47'25.70020"N	151°39'59.63072"W	TOP B LINE
313+88.67	20755	-22.54	L	523.24	59°47'25.87761"N	151°39'59.54582"W	TOP B LINE
314+14.94	20753	-21.56	L	523.80	59°47'26.13617"N	151°39'59.52735"W	TOP B LINE
314+54.76	20750	-21.45	L	523.81	59°47'26.52841"N	151°39'59.52639"W	TOP B LINE
314+98.94	20748	-21.38	L	524.05	59°47'26.96350"N	151°39'59.52636"W	TOP B LINE
315+44.06	20746	-20.79	L	524.42	59°47'27.40793"N	151°39'59.51614"W	TOP B LINE
315+91.01	20744	-20.71	L	523.81	59°47'27.87029"N	151°39'59.51600"W	TOP B LINE
316+36.75	20742	-20.72	L	522.93	59°47'28.32076"N	151°39'59.51742"W	TOP B LINE
316+83.75	20740	-21.07	L	522.95	59°47'28.78371"N	151°39'59.52582"W	TOP B LINE
317+30.63	20737	-21.16	L	521.91	59°47'29.24540"N	151°39'59.52893"W	TOP B LINE
317+77.97	20735	-21.14	L	521.54	59°47'29.71167"N	151°39'59.52995"W	TOP B LINE
318+26.09	20733	-21.38	L	519.70	59°47'30.18562"N	151°39'59.53600"W	TOP B LINE
318+71.85	20731	-21.28	L	518.74	59°47'30.63626"N	151°39'59.53535"W	TOP B LINE
319+20.15	20729	-21.51	L	518.51	59°47'31.11197"N	151°39'59.54128"W	TOP B LINE
319+67.88	20727	-21.63	L	518.20	59°47'31.58205"N	151°39'59.54506"W	TOP B LINE
320+15.31	20725	-21.34	L	516.84	59°47'32.04920"N	151°39'59.54091"W	TOP B LINE

SHEET 15

A LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
360+60.91	20264	NA	NA	579.15	59°47'38.65241"N	151°38'53.40261"W	COUPLING

B LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
360+79.13	20263	-30.07	L	579.71	59°47'38.67852"N	151°38'53.04540"W	COUPLING

TEST STATIONS							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
360+74.96	20568	-28.77	L	584.81	59°47'38.66571"N	151°38'53.12731"W	CP TEST STATION

CATHODIC PROTECTION							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
360+69.56	20269	-29.79	L	578.60	59°47'38.67576"N	151°38'53.23259"W	ANODE BAG

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 26, 27, 31, 32, 33, 34, T4S, R14W
AND SURVEYED SECTIONS 34, 35, 36, T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STA. 302+00 TO 364+50 (SEE SHEETS 14 & 15)

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT | EPF #20100037

REV	DATE	DESCRIPTION	BY
1	1/10/12	DRAFT ISSUE	SAM

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS LINE
ASBUILT LOCATION & WELD TABLES

FIELD WORK DATE: 11/01/10-4/01/11 | FIELD BOOK NO. 1024 | JOB NO. 103088

McLANE
Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK. 99669
VOICE: (907) 283-4218
FAX: (907) 283-0265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: SAM
HORZ. SCALE: N/A
VERT. SCALE: -

SHEET: 27 OF 29

SHEET 15 CONT.

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
337+27.59	20504	-30.19	L	533.77	59°47'38.69456"N	151°39'38.99982"W	TOP B LINE
337+58.75	20500	-30.09	L	533.96	59°47'38.69333"N	151°39'38.39095"W	TOP B LINE
337+87.44	20498	-29.96	L	534.56	59°47'38.69173"N	151°39'37.83012"W	TOP B LINE
338+18.56	20494	-30.00	L	535.24	59°47'38.69191"N	151°39'37.22199"W	TOP B LINE
338+48.93	20492	-29.63	L	535.40	59°47'38.68793"N	151°39'36.62846"W	TOP B LINE
338+78.88	20488	-30.15	L	535.79	59°47'38.69275"N	151°39'36.04330"W	TOP B LINE
339+09.02	20487	-30.19	L	535.75	59°47'38.69292"N	151°39'35.45421"W	TOP B LINE
339+38.05	20482	-30.27	L	536.08	59°47'38.69339"N	151°39'34.88687"W	TOP B LINE
339+67.97	20481	-30.12	L	536.40	59°47'38.69165"N	151°39'34.30230"W	TOP B LINE
339+96.98	20476	-30.00	L	537.08	59°47'38.69017"N	151°39'33.73518"W	TOP B LINE
340+27.60	20474	-29.89	L	538.25	59°47'38.68880"N	151°39'33.13691"W	TOP B LINE
340+55.56	20470	-29.68	L	539.37	59°47'38.68649"N	151°39'32.59037"W	TOP B LINE
340+87.24	20468	-29.94	L	540.40	59°47'38.68875"N	151°39'31.97140"W	TOP B LINE
341+16.99	20464	-29.87	L	541.24	59°47'38.68777"N	151°39'31.38998"W	TOP B LINE
341+49.15	20463	-29.84	L	542.47	59°47'38.68724"N	151°39'30.76141"W	TOP B LINE
341+77.40	20458	-30.11	L	543.16	59°47'38.68956"N	151°39'30.20943"W	TOP B LINE
342+07.54	20454	-30.05	L	543.91	59°47'38.68868"N	151°39'29.62029"W	TOP B LINE
342+37.27	20452	-29.91	L	544.42	59°47'38.68703"N	151°39'29.03942"W	TOP B LINE
342+66.78	20448	-29.57	L	545.14	59°47'38.68338"N	151°39'28.46260"W	TOP B LINE
342+96.37	20446	-29.70	L	544.84	59°47'38.68440"N	151°39'27.88442"W	TOP B LINE
343+27.36	20442	-30.12	L	545.54	59°47'38.68821"N	151°39'27.27872"W	TOP B LINE
343+56.52	20440	-29.67	L	546.23	59°47'38.68352"N	151°39'26.70904"W	TOP B LINE
343+85.38	20436	-29.59	L	546.50	59°47'38.68246"N	151°39'26.14499"W	TOP B LINE
344+16.62	20435	-29.55	L	546.92	59°47'38.68180"N	151°39'25.53438"W	TOP B LINE
344+46.88	20430	-29.83	L	547.83	59°47'38.68419"N	151°39'24.94313"W	TOP B LINE
344+76.91	20429	-29.87	L	547.64	59°47'38.68433"N	151°39'24.35617"W	TOP B LINE
345+07.53	20424	-29.95	L	548.40	59°47'38.68478"N	151°39'23.75773"W	TOP B LINE
345+35.88	20423	-29.98	L	548.70	59°47'38.68481"N	151°39'23.20385"W	TOP B LINE
345+66.08	20419	-30.14	L	548.94	59°47'38.68611"N	151°39'22.61347"W	TOP B LINE
345+96.48	20417	-29.83	L	549.24	59°47'38.68281"N	151°39'22.01958"W	TOP B LINE
346+26.08	20412	-29.70	L	549.25	59°47'38.68120"N	151°39'21.44109"W	TOP B LINE
346+56.64	20410	-29.95	L	550.07	59°47'38.68335"N	151°39'20.84389"W	TOP B LINE
346+86.87	20406	-30.15	L	550.52	59°47'38.68498"N	151°39'20.25308"W	TOP B LINE
347+16.08	20404	-30.24	L	551.20	59°47'38.68563"N	151°39'19.68212"W	TOP B LINE
347+46.92	20400	-30.62	L	551.65	59°47'38.68904"N	151°39'19.07956"W	TOP B LINE
347+76.74	20399	-30.25	L	552.12	59°47'38.68511"N	151°39'18.49671"W	TOP B LINE
348+07.24	20394	-30.28	L	552.66	59°47'38.68513"N	151°39'17.90061"W	TOP B LINE
348+36.23	20393	-30.38	L	553.34	59°47'38.68580"N	151°39'17.33417"W	TOP B LINE
348+66.02	20388	-30.81	L	553.67	59°47'38.68977"N	151°39'16.75195"W	TOP B LINE
348+95.61	20387	-30.39	L	554.52	59°47'38.68525"N	151°39'16.17376"W	TOP B LINE
349+26.39	20382	-30.11	L	555.36	59°47'38.68226"N	151°39'15.57224"W	TOP B LINE
349+55.09	20381	-30.18	L	555.73	59°47'38.68262"N	151°39'15.01141"W	TOP B LINE
349+84.45	20376	-30.30	L	556.17	59°47'38.68349"N	151°39'14.43766"W	TOP B LINE
350+13.95	20375	-30.06	L	556.61	59°47'38.68084"N	151°39'13.86122"W	TOP B LINE
350+50.59	20370	-30.05	L	557.65	59°47'38.68034"N	151°39'13.14503"W	TOP B LINE
350+74.61	20368	-29.79	L	558.51	59°47'38.67760"N	151°39'12.67564"W	TOP B LINE
351+04.54	20364	-29.91	L	558.89	59°47'38.67846"N	151°39'12.09081"W	TOP B LINE
351+34.16	20363	-29.80	L	559.64	59°47'38.67706"N	151°39'11.51186"W	TOP B LINE
351+63.23	20358	-29.91	L	559.81	59°47'38.67781"N	151°39'10.94368"W	TOP B LINE
351+93.05	20356	-29.98	L	560.43	59°47'38.67825"N	151°39'10.36091"W	TOP B LINE
352+23.15	20352	-29.69	L	561.09	59°47'38.67501"N	151°39'09.77282"W	TOP B LINE
352+51.33	20350	-29.66	L	561.56	59°47'38.67441"N	151°39'09.22209"W	TOP B LINE
352+81.83	20346	-29.99	L	561.96	59°47'38.67741"N	151°39'08.62611"W	TOP B LINE
353+11.67	20345	-30.04	L	562.77	59°47'38.67754"N	151°39'08.04292"W	TOP B LINE
353+39.88	20341	-29.95	L	563.55	59°47'38.67637"N	151°39'07.49164"W	TOP B LINE
353+71.31	20338	-30.46	L	563.66	59°47'38.68142"N	151°39'06.87732"W	TOP B LINE
354+02.43	20334	-30.00	L	564.26	59°47'38.67700"N	151°39'06.26935"W	TOP B LINE
354+30.39	20332	-29.84	L	564.67	59°47'38.67542"N	151°39'05.72289"W	TOP B LINE
354+61.33	20328	-30.09	L	565.39	59°47'38.67797"N	151°39'05.11829"W	TOP B LINE
354+90.18	20326	-30.29	L	566.59	59°47'38.67992"N	151°39'04.55435"W	TOP B LINE
355+20.10	20322	-29.88	L	566.87	59°47'38.67594"N	151°39'03.96975"W	TOP B LINE
355+48.91	20320	-29.83	L	567.33	59°47'38.67555"N	151°39'03.40677"W	TOP B LINE
355+79.22	20316	-29.71	L	568.22	59°47'38.67435"N	151°39'02.81433"W	TOP B LINE
356+08.61	20314	-30.06	L	569.52	59°47'38.67787"N	151°39'02.24000"W	TOP B LINE
356+38.73	20310	-30.33	L	570.00	59°47'38.68054"N	151°39'01.65144"W	TOP B LINE
356+70.56	20308	-30.27	L	571.27	59°47'38.67997"N	151°39'01.02932"W	TOP B LINE
356+99.70	20304	-30.24	L	571.68	59°47'38.67970"N	151°39'00.45988"W	TOP B LINE
357+29.25	20302	-30.13	L	572.07	59°47'38.67873"N	151°38'59.88239"W	TOP B LINE
357+58.47	20299	-29.66	L	571.95	59°47'38.67408"N	151°38'59.31130"W	TOP B LINE
357+88.72	20297	-30.02	L	572.80	59°47'38.67774"N	151°38'58.72016"W	TOP B LINE

NOTES:

1) STA 1+00 - 10+40.16 OFFSETS ARE BASED OFF THE SECTION LINE.

2) STA 10+40.61 - 33+49.94 OFFSETS ARE BASED ON THE CENTERLINE OF SPRUCERIDGE LOOP 60' R/W.

3) STA 33+49.94 - 192+37.66 OFFSETS ARE BASED ON THE SECTION LINE.

4) STA 162+37.66 - 287+47.14 OFFSETS ARE BASED ON THE NORTHERLY AND WESTERLY EDGE OF THE ADL 230928 20' ESMT CROSSING STATE LANDS.

5) STA 287+47.14 - 326+60.97 OFFSETS ARE BASED ON THE CENTERLINE OF TILLYGIRL AVE. & HANDCART RD. R/W'S.

6) STA 326+60.97 - 380+01.73 OFFSETS ARE BASED ON SECTION LINE.

7) STA 380+01.73 -391+00 OFFSETS NOT APPLICABLE (PIPELINES ON ARMSTRONG PROPERTY).

SHEET 15 CONT.

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
358+17.33	20292	-29.61	L	573.22	59°47'38.67367"N	151°38'58.16116"W	TOP B LINE
358+48.77	20290	-29.72	L	574.15	59°47'38.67483"N	151°38'57.54671"W	TOP B LINE
358+78.78	20287	-29.91	L	574.53	59°47'38.67670"N	151°38'56.98035"W	TOP B LINE
359+06.66	20284	-30.30	L	574.98	59°47'38.68062"N	151°38'56.41549"W	TOP B LINE
359+36.36	20281	-30.23	L	575.57	59°47'38.67998"N	151°38'55.83502"W	TOP B LINE
359+67.74	20278	-30.02	L	576.70	59°47'38.67792"N	151°38'55.22176"W	TOP B LINE
359+98.37	20275	-29.55	L	576.98	59°47'38.67332"N	151°38'54.62329"W	TOP B LINE
360+27.44	20272	-29.79	L	578.28	59°47'38.67571"N	151°38'54.05513"W	TOP B LINE
360+54.67	20267	-30.60	L	578.90	59°47'38.68366"N	151°38'53.52318"W	TOP B LINE
360+93.21	20262	-29.27	L	579.63	59°47'38.67062"N	151°38'52.77056"W	TOP B LINE
361+16.73	20257	-29.77	L	580.49	59°47'38.67556"N	151°38'52.31095"W	TOP B LINE
361+53.24	20255	-30.15	L	580.95	59°47'38.67934"N	151°38'51.59759"W	TOP B LINE
361+75.76	20252	-29.93	L	581.26	59°47'38.67717"N	151°38'51.15743"W	TOP B LINE
362+03.93	20249	-29.99	L	581.70	59°47'38.67778"N	151°38'50.60690"W	TOP B LINE
362+35.86	20245	-30.32	L	583.38	59°47'38.68112"N	151°38'49.98294"W	TOP B LINE
362+64.33	20243	-30.05	L	584.29	59°47'38.67845"N	151°38'49.42653"W	TOP B LINE
362+99.15	20235	-29.96	L	585.17	59°47'38.67760"N	151°38'48.74618"W	TOP B LINE
363+30.33	20233	-29.86	L	585.81	59°47'38.67668"N	151°38'48.13677"W	TOP B LINE
363+60.95	20231	-29.87	L	586.33	59°47'38.67682"N	151°38'47.53837"W	TOP B LINE
363+90.02	20229	-29.89	L	586.99	59°47'38.67698"N	151°38'46.97025"W	TOP B LINE
364+19.77	20226	-29.77	L	587.84	59°47'38.67584"N	151°38'46.38886"W	TOP B LINE
364+49.70	20224	-29.88	L	588.43	59°47'38.67694"N	151°38'45.80384"W	TOP B LINE
364+76.92	20221	-29.89	L	589.45	59°47'38.67707"N	151°38'45.27194"W	TOP B LINE

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
337+27.63	20505	-28.32	L	533.68	59°47'38.67615"N	151°39'38.99923"W	TOP A LINE
337+58.69	20501	-27.96	L	533.96	59°47'38.67236"N	151°39'38.39230"W	TOP A LINE
337+87.43	20499	-28.10	L	534.62	59°47'38.67346"N	151°39'37.83062"W	TOP A LINE
338+18.46	20495	-27.89	L	535.32	59°47'38.67109"N	151°39'37.22385"W	TOP A LINE
338+48.95	20493	-27.92	L	535.44	59°47'38.67110"N	151°39'36.62760"W	TOP A LINE
338+78.92	20489	-28.01	L	535.97	59°47'38.67173"N	151°39'36.04245"W	TOP A LINE
339+08.96	20486	-28.44	L	535.81	59°47'38.67564"N	151°39'35.45532"W	TOP A LINE
339+38.08	20483	-28.41	L	536.26	59°47'38.67506"N	151°39'34.88659"W	TOP A LINE
339+68.01	20480	-28.26	L	536.15	59°47'38.67334"N	151°39'34.30169"W	TOP A LINE
339+97.13	20477	-28.34	L	537.04	59°47'38.67390"N	151°39'33.73254"W	TOP A LINE
340+27.76	20475	-27.96	L	538.23	59°47'38.66986"N	151°39'33.13409"W	TOP A LINE
340+55.76	20471	-28.00	L	539.29	59°47'38.66997"N	151°39'32.58627"W	TOP A LINE
340+87.47	20469	-27.95	L	540.42	59°47'38.66914"N	151°39'31.96705"W	TOP A LINE
341+17.07	20465	-27.65	L	541.36	59°47'38.66598"N	151°39'31.38839"W	TOP A LINE
341+49.16	20462	-28.12	L	541.89	59°47'38.67030"N	151°39'30.76090"W	TOP A LINE
341+77.30	20459	-28.32	L	543.21	59°47'38.67201"N	151°39'30.21110"W	TOP A LINE
342+07.31	20455	-27.95	L	544.02	59°47'38.66808"N	151°39'29.62505"W	TOP A LINE
342+37.34	20453	-27.55	L	544.57	59°47'38.66381"N	151°39'29.03860"W	TOP A LINE
342+66.71	20449	-27.46	L	545.13	59°47'38.66268"N	151°39'28.46448"W	TOP A LINE
342+96.41	20447	-27.70	L	545.08	59°47'38.66475"N	151°39'27.88311"W	TOP A LINE
343+27.50	20443	-27.86	L	545.68	59°47'38.66596"N	151°39'27.27668"W	TOP A LINE
343+56.35	20441	-27.55	L	546.34	59°47'38.66271"N	151°39'26.71299"W	TOP A LINE
343+85.26	20437	-27.58	L	546.67	59°47'38.66263"N	151°39'26.14756"W	TOP A LINE
344+16.70	20434	-27.74	L	546.96	59°47'38.66391"N	151°39'25.53259"W	TOP A LINE
344+46.60	20431	-27.95	L	547.97	59°47'38.66577"N	151°39'24.94822"W	TOP A LINE
344+76.76	20428	-28.05	L	547.71	59°47'38.66641"N	151°39'24.35904"W	TOP A LINE
345+07.50	20425	-27.92	L	548.52	59°47'38.66481"N	151°39'23.75827"W	TOP A LINE
345+35.91	20422	-27.87	L	548.72	59°47'38.66401"N	151°39'23.20299"W	TOP A LINE
345+66.03	20418	-28.27	L	548.94	59°47'38.66773"N	151°39'22.61437"W	TOP A LINE
345+96.55	20416	-27.80	L	549.32	59°47'38.66274"N	151°39'22.01837"W	TOP A LINE
346+25.99	20413	-27.81	L	549.38	59°47'38.66263"N	151°39'21.44303"W	TOP A LINE
346+56.54	20411	-27.99	L	550.10	59°47'38.66404"N	151°39'20.84546"W	TOP A LINE
346+86.74	20407	-28.11	L	550.53	59°47'38.66494"N	151°39'20.25531"W	TOP A LINE
347+16.20	20405	-27.82	L	551.24	59°47'38.66181"N	151°39'19.67933"W	TOP A LINE
347+46.96	20401	-28.15	L	551.64	59°47'38.66474"N	151°39'19.07944"W	TOP A LINE
347+76.81	20398	-28.10	L	552.16	59°47'38.66389"N	151°39'18.49548"W	TOP A LINE
348+07.27	20395	-28.36	L	552.78	59°47'38.66622"N	151°39'17.90001"W	TOP A LINE
348+36.13	20392	-28.67	L	553.42	59°47'38.66891"N	151°39'17.33601"W	TOP A LINE
348+65.90	20389	-28.95	L	553.71	59°47'38.67142"N	151°39'16.75386"W	TOP A LINE
348+95.68	20386	-28.09	L	554.64	59°47'38.66267"N	151°39'16.17287"W	TOP A LINE
349+26.48	20383	-28.08	L	555.39	59°47'38.66220"N	151°39'15.57040"W	TOP A LINE
349+55.08	20380	-28.39	L	555.82	59°47'38.66502"N	151°39'15.01153"W	TOP A LINE
349+84.26	20377	-28.44	L	556.14	59°47'38.66519"N	151°39'14.44123"W	TOP A LINE
350+13.67	20374	-28.28	L	556.71	59°47'38.66328"N	151°39'13.86702"W	TOP A LINE
350+50.89	20371	-28.13	L	557.71	59°47'38.66146"N	151°39'13.13960"W	TOP A LINE
350+74.62	20369	-27.94	L	558.56	59°47'38.65931"N	151°39'12.67534"W	TOP A LINE
351+04.44	20365	-28.11	L	558.91	59°47'38.66068"N	151°39'12.09264"W	TOP A LINE
351+33.93	20362	-28.14	L	559.73	59°47'38.66067"N	151°39'11.51645"W	TOP A LINE
351+63.18	20359	-28.44	L	559.98	59°47'38.66335"N	151°39'10.94471"W	TOP A LINE
351+93.04	20357	-28.27	L	560.45	59°47'38.66141"N	151°39'10.36121"W	TOP A LINE
352+23.01	20353	-27.74	L	561.17	59°47'38.65585"N	151°39'09.77596"W	TOP A LINE
352+51.46	20351	-27.87	L	561.66	59°47'38.65681"N	151°39'09.21911"W	TOP A LINE
352+81.76	20347	-28.23	L	561.98	59°47'38.66002"N	151°39'08.62714"W	TOP A LINE
353+11.68	20344	-28.25	L	562.82	59°47'38.65990"N	151°39'08.04275"W	TOP A LINE
353+40.32	20340	-28.48	L	563.60	59°47'38.66189"N	151°39'07.48242"W	TOP A LINE
353+71.27	20339	-28.36	L	563.71	59°47'38.66081"N	151°39'06.87751"W	TOP A LINE
354+02.19	20335	-28.02	L	564.70	59°47'38.65746"N	151°39'06.27449"W	TOP A LINE
354+30.40	20333	-27.74	L	564.82	59°47'38.65476"N	151°39'05.72232"W	TOP A LINE
354+61.10	20329	-28.02	L	565.47	59°47'38.65755"N	151°39'05.12230"W	TOP A LINE
354+90.11	20327	-28.12	L	566.63	59°47'38.65858"N	151°39'04.55548"W	TOP A LINE
355+20.13	20323	-27.84	L	566.98	59°47'38.65584"N	151°39'03.96923"W	TOP A LINE
355+48.63	20321	-27.92	L	567.34	59°47'38.65675"N	151°39'03.41231"W	TOP A LINE
355+79.58	20317	-27.79	L	568.55	59°47'38.65547"N	151°39'02.80677"W	TOP A LINE
356+08.72	20315	-27.97	L	569.56	59°47'38.65727"N	151°39'02.23751"W	TOP A LINE

SHEET 15 CONT.

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
356+38.63	20311	-27.88	L	569.72	59°47'38.65641"N	151°39'01.65301"W	TOP A LINE
356+70.41	20309	-27.75	L	571.25	59°47'38.65519"N	151°39'01.03236"W	TOP A LINE
356+99.74	20305	-27.50	L	571.55	59°47'38.65276"N	151°39'00.45933"W	TOP A LINE
357+29.30	20303	-27.72	L	571.97	59°47'38.65499"N	151°38'59.88215"W	TOP A LINE
357+58.45	20298	-27.69	L	571.92	59°47'38.65473"N	151°38'59.31234"W	TOP A LINE
357+88.49	20296	-27.70	L	572.63	59°47'38.65481"N	151°38'58.72428"W	TOP A LINE
358+17.38	20293	-27.69	L	573.26	59°47'38.65478"N	151°38'58.15998"W	TOP A LINE
358+48.87	20291	-27.79	L	574.19	59°47'38.65583"N	151°38'57.54452"W	TOP A LINE
358+78.89	20286	-27.69	L	574.46	59°47'38.65487"N	151°38'56.95743"W	TOP A LINE
359+06.61	20285	-27.95	L	574.92	59°47'38.65740"N	151°38'56.41569"W	TOP A LINE
359+36.65	20280	-28.00	L	575.38	59°47'38.65793"N	151°38'55.82960"W	TOP A LINE
359+67.72	20279	-28.25	L	576.72	59°47'38.66046"N	151°38'55.22239"W	TOP A LINE
359+98.23	20274	-27.22	L	577.18	59°47'38.65038"N	151°38'54.62675"W	TOP A LINE
360+27.33	20273	-28.03	L	578.39	59°47'38.65836"N	151°38'54.05692"W	TOP A LINE
360+54.41	20268	-28.30	L	579.01	59°47'38.66105"N	151°38'53.52701"W	TOP A LINE
360+93.32	20261	-27.47	L	579.96	59°47'38.65290"N	151°38'52.76769"W	TOP A LINE
361+16.82	20258	-27.65	L	580.42	59°47'38.65472"N	151°38'52.30891"W	TOP A LINE
361+53.82	20256	-28.31	L	580.96	59°47'38.66126"N	151°38'51.58653"W	TOP A LINE
361+75.60	20251	-28.40	L	581.28	59°47'38.66216"N	151°38'51.16084"W	TOP A LINE
362+04.08	20250	-28.47	L	581.70	59°47'38.66281"N	151°38'50.60368"W	TOP A LINE
362+36.19	20246	-28.43	L	583.50	59°47'38.66251"N	151°38'49.97684"W	TOP A LINE
362+64.36	20244	-28.40	L	584.14	59°47'38.66219"N	151°38'49.42601"W	TOP A LINE
362+99.05	20234	-28.28	L	585.07	59°47'38.66105"N	151°38'48.74814"W	TOP A LINE
363+30.68	20232	-28.07	L	585.85	59°47'38.65900"N	151°38'48.12986"W	TOP A LINE
363+61.27	20230	-27.98	L	586.29	59°47'38.65815"N	151°38'47.53206"W	TOP A LINE
363+89.60	20228	-28.14	L	587.06	59°47'38.65978"N	151°38'46.97845"W	TOP A LINE
364+19.77	20227	-27.87	L	587.85	59°47'38.65711"N	151°38'46.38862"W	TOP A LINE
364+49.60	20225	-27.77	L	588.36	59°47'38.65611"N	151°38'45.80567"W	TOP A LINE
364+76.91	20220	-27.92	L	589.30	59°47'38.65764"N	151°38'45.27203"W	TOP A LINE

SHEET 16

PIPELINE MILE POST							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
369+97.55	23330	-20.51	R	606.96	59°47'38.58492"N	151°38'35.09893"W	MILE POST 7

A LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
389+60.36	20001	NA	NA	651.55	59°47'42.86138"N	151°37'59.94219"W	COUPLING
389+82.19	23337	NA	NA	660.72	59°47'42.85526"N	151°37'59.51416"W	FLANGE
390+08.24	23319	NA	NA	652.48	59°47'42.84593"N	151°37'59.00382"W	COUPLING
390+85.60	23317	NA	NA	652.82	59°47'42.83298"N	151°37'57.49668"W	COUPLING
391+00.42	23315	NA	NA	653.11	59°47'42.85013"N	151°37'57.20441"W	COUPLING

B LINE COUPLINGS FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
389+60.36	20000	NA	NA	651.53	59°47'42.87694"N	151°37'59.93871"W	COUPLING
389+82.13	23338	NA	NA	660.75	59°47'42.87021"N	151°37'59.51387"W	FLANGE
390+08.23	23320	NA	NA	652.40	59°47'42.85771"N	151°37'59.00442"W	COUPLING
390+61.05	23318	NA	NA	652.71	59°47'42.87437"N	151°37'57.97269"W	COUPLING
390+85.84	23316	NA	NA	652.72	59°47'42.86102"N	151°37'57.48906"W	COUPLING
391+00.15	23314	NA	NA	653.16	59°47'42.86356"N	151°37'57.20927"W	COUPLING

TEST STATIONS							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
389+60.42	23334	NA	NA	656.8	59°47'42.86411"N	151°37'59.76311"W	CP TEST STATION

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 26, 27, 31, 32, 33, 34, T4S, R14W
AND SURVEYED SECTIONS 34, 35, 36, T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STA. 337+50 TO 391+00 (SEE SHEETS 15 & 16)

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012

DWG FILE: 103088_ASBUILT | **EPF #20100037**

REV	DATE	DESCRIPTION	BY
1	2/1/12	DRAFT ISSUE	SAM

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS LINE
ASBUILT LOCATION & WELD TABLES

FIELD WORK DATE: 11/01/10-4/01/11 | FIELD BOOK NO. 10-24 | JOB NO. 103088

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-6265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: SAM
HORZ. SCALE: N/A
VERT. SCALE: -

SHEET: 28 OF 29

SHEET 16

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
365+05.41	20218	-29.76	L	590.06	59°47'38.67575"N	151°38'44.71525"W	TOP B LINE
365+33.76	20215	-29.77	L	590.68	59°47'38.67591"N	151°38'44.16102"W	TOP B LINE
365+62.48	20212	-29.63	L	591.77	59°47'38.67455"N	151°38'43.59983"W	TOP B LINE
365+92.37	20209	-29.74	L	592.25	59°47'38.67563"N	151°38'43.01570"W	TOP B LINE
366+19.24	20206	-29.69	L	593.34	59°47'38.67515"N	151°38'42.49066"W	TOP B LINE
366+47.67	20203	-29.91	L	593.99	59°47'38.67730"N	151°38'41.93504"W	TOP B LINE
366+77.09	20200	-30.29	L	594.49	59°47'38.68111"N	151°38'41.36005"W	TOP B LINE
367+08.20	20197	-30.03	L	595.38	59°47'38.67856"N	151°38'40.75218"W	TOP B LINE
367+35.99	20194	-29.84	L	595.79	59°47'38.67672"N	151°38'40.20902"W	TOP B LINE
367+68.03	20191	-29.87	L	596.50	59°47'38.67701"N	151°38'39.58281"W	TOP B LINE
367+97.51	20188	-29.51	L	597.34	59°47'38.67345"N	151°38'39.00668"W	TOP B LINE
368+28.16	20185	-29.35	L	598.17	59°47'38.67189"N	151°38'38.40772"W	TOP B LINE
368+58.67	20182	-29.43	L	598.47	59°47'38.67275"N	151°38'37.81157"W	TOP B LINE
368+86.76	20179	-29.51	L	598.99	59°47'38.67346"N	151°38'37.26249"W	TOP B LINE
369+18.72	20176	-29.26	L	599.38	59°47'38.67109"N	151°38'36.63801"W	TOP B LINE
369+49.16	20173	-29.45	L	599.77	59°47'38.67294"N	151°38'36.04298"W	TOP B LINE
369+79.22	20170	-29.48	L	600.20	59°47'38.67328"N	151°38'35.45559"W	TOP B LINE
370+04.71	20167	-29.27	L	600.67	59°47'38.67119"N	151°38'34.95743"W	TOP B LINE
370+35	20163	-29.73	L	601.32	59°47'38.67572"N	151°38'34.36559"W	TOP B LINE
370+65.91	20162	-29.76	L	601.58	59°47'38.67603"N	151°38'33.76146"W	TOP B LINE
370+97	20158	-29.71	L	602.77	59°47'38.67549"N	151°38'33.15394"W	TOP B LINE
371+26.27	20155	-29.97	L	603.39	59°47'38.67807"N	151°38'32.58200"W	TOP B LINE
371+54.38	20151	-29.96	L	604.25	59°47'38.67796"N	151°38'32.03245"W	TOP B LINE
371+85.50	20149	-29.76	L	605.31	59°47'38.67602"N	151°38'31.42443"W	TOP B LINE
372+16.56	20146	-29.72	L	606.03	59°47'38.67567"N	151°38'30.81738"W	TOP B LINE
372+45.53	20143	-29.83	L	606.77	59°47'38.67673"N	151°38'30.25127"W	TOP B LINE
372+76.16	20139	-29.79	L	607.88	59°47'38.67631"N	151°38'29.65265"W	TOP B LINE
373+05.11	20137	-29.99	L	608.68	59°47'38.67831"N	151°38'29.08690"W	TOP B LINE
373+35.60	20133	-29.82	L	609.78	59°47'38.67657"N	151°38'28.49103"W	TOP B LINE
373+65.45	20132	-29.93	L	610.73	59°47'38.67765"N	151°38'27.90768"W	TOP B LINE
373+95.25	20128	-30.20	L	611.97	59°47'38.68039"N	151°38'27.32525"W	TOP B LINE

B LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
374+26	20126	-29.79	L	612.71	59°47'38.67631"N	151°38'26.72431"W	TOP B LINE
374+56.23	20121	-29.90	L	613.73	59°47'38.67741"N	151°38'26.13359"W	TOP B LINE
374+86.64	20120	-30.00	L	614.55	59°47'38.67841"N	151°38'25.53920"W	TOP B LINE
375+14.26	20115	-29.86	L	615.17	59°47'38.67703"N	151°38'24.99944"W	TOP B LINE
375+45.78	20114	-29.92	L	616.46	59°47'38.67758"N	151°38'24.38344"W	TOP B LINE
375+75.71	20110	-30.24	L	617.13	59°47'38.68069"N	151°38'23.79868"W	TOP B LINE
376+08.40	20107	-29.88	L	618.38	59°47'38.67714"N	151°38'23.15976"W	TOP B LINE
376+34.39	20103	-29.95	L	618.89	59°47'38.67785"N	151°38'22.65183"W	TOP B LINE
376+66.04	20102	-30.16	L	620.49	59°47'38.67989"N	151°38'22.03326"W	TOP B LINE
376+95.47	20097	-29.83	L	620.84	59°47'38.67666"N	151°38'21.45818"W	TOP B LINE
377+26.48	20096	-29.71	L	621.98	59°47'38.67546"N	151°38'20.85221"W	TOP B LINE
377+53.82	20092	-30.25	L	623.11	59°47'38.68071"N	151°38'20.31792"W	TOP B LINE
377+82.43	20089	-30.18	L	624.00	59°47'38.68009"N	151°38'19.75890"W	TOP B LINE
378+14.11	20084	-29.95	L	625.52	59°47'38.67778"N	151°38'19.13967"W	TOP B LINE
378+62.08	20082	-29.95	L	627.64	59°47'38.67776"N	151°38'18.20225"W	TOP B LINE
379+06.57	20076	-29.38	L	628.63	59°47'38.67210"N	151°38'17.33283"W	TOP B LINE
379+35.82	20074	-30.07	L	629.27	59°47'38.67886"N	151°38'16.76135"W	TOP B LINE
379+58.31	20070	-33.62	L	629.96	59°47'38.71384"N	151°38'16.32732"W	TOP B LINE
379+78.37	20067	-39.59	L	630.69	59°47'38.77263"N	151°38'15.95318"W	TOP B LINE
379+92.52	20064	-45.36	L	631.16	59°47'38.82939"N	151°38'15.70047"W	TOP B LINE
380+21.97	20061	N/A	N/A	631.59	59°47'38.97488"N	151°38'15.20265"W	TOP B LINE
380+34.66	20059	N/A	N/A	631.63	59°47'39.03557"N	151°38'14.98589"W	TOP B LINE
380+42.20	20056	N/A	N/A	631.68	59°47'39.06510"N	151°38'14.85055"W	TOP B LINE
380+58.62	20052	N/A	N/A	632.65	59°47'39.10361"N	151°38'14.53901"W	TOP B LINE
380+94.04	20049	N/A	N/A	633.57	59°47'39.11517"N	151°38'13.84705"W	TOP B LINE
381+42.58	20047	N/A	N/A	635.00	59°47'39.11205"N	151°38'12.89856"W	TOP B LINE
381+85.09	20045	N/A	N/A	636.74	59°47'39.11080"N	151°38'12.06770"W	TOP B LINE
382+34.82	20043	N/A	N/A	638.43	59°47'39.11884"N	151°38'11.09585"W	TOP B LINE
382+82.19	20041	N/A	N/A	639.36	59°47'39.10880"N	151°38'10.17043"W	TOP B LINE
383+23.37	20039	N/A	N/A	640.89	59°47'39.11334"N	151°38'09.36566"W	TOP B LINE
383+66.40	20037	N/A	N/A	641.79	59°47'39.09915"N	151°38'08.52515"W	TOP B LINE
383+79.63	20035	N/A	N/A	642.09	59°47'39.10684"N	151°38'08.26712"W	TOP B LINE
384+00.67	20031	N/A	N/A	642.56	59°47'39.18092"N	151°38'07.88307"W	TOP B LINE
384+29.84	20027	N/A	N/A	643.08	59°47'39.36588"N	151°38'07.44691"W	TOP B LINE
384+66.19	20024	N/A	N/A	643.78	59°47'39.61790"N	151°38'06.94227"W	TOP B LINE
385+07.29	20086	N/A	N/A	643.56	59°47'39.90355"N	151°38'06.37322"W	TOP B LINE
385+48.29	20022	N/A	N/A	643.36	59°47'40.18852"N	151°38'05.80553"W	TOP B LINE
385+76.92	20020	N/A	N/A	643.34	59°47'40.39229"N	151°38'05.41860"W	TOP B LINE
386+25.07	20018	N/A	N/A	644.23	59°47'40.72019"N	151°38'04.73867"W	TOP B LINE
386+70.99	20016	N/A	N/A	644.11	59°47'41.04989"N	151°38'04.12441"W	TOP B LINE
387+19.40	20014	N/A	N/A	644.92	59°47'41.39419"N	151°38'03.47010"W	TOP B LINE
387+66.23	20012	N/A	N/A	645.30	59°47'41.72045"N	151°38'02.82316"W	TOP B LINE
388+13.52	20010	N/A	N/A	645.98	59°47'42.05421"N	151°38'02.17839"W	TOP B LINE
388+61.17	20008	N/A	N/A	645.46	59°47'42.38377"N	151°38'01.51553"W	TOP B LINE
389+03.74	20006	N/A	N/A	646.79	59°47'42.68843"N	151°38'00.94390"W	TOP B LINE
389+31.66	20004	N/A	N/A	650.50	59°47'42.84500"N	151°38'00.49525"W	TOP B LINE
389+58.76	20002	N/A	N/A	651.41	59°47'42.87871"N	151°37'59.96988"W	TOP B LINE
389+71.82	23335	N/A	N/A	657.47	59°47'42.86900"N	151°37'59.71543"W	TOP B LINE

SHEET 16 CONT.

A LINE FIBERSPAR LINE							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
364+76.91	20220	-27.92	L	589.30	59°47'38.65764"N	151°38'45.27203"W	TOP A LINE
365+05.43	20219	-28.09	L	590.02	59°47'38.65933"N	151°38'44.71467"W	TOP A LINE
365+33.75	20214	-27.91	L	590.74	59°47'38.65755"N	151°38'44.16123"W	TOP A LINE
365+62.53	20213	-27.67	L	591.83	59°47'38.65521"N	151°38'43.59880"W	TOP A LINE
365+92.40	20208	-27.71	L	592.35	59°47'38.65564"N	151°38'43.01526"W	TOP A LINE
366+19.28	20207	-27.81	L	593.35	59°47'38.65660"N	151°38'42.48953"W	TOP A LINE
366+47.80	20204	-27.96	L	593.96	59°47'38.65811"N	151°38'41.93196"W	TOP A LINE
366+77.25	20199	-28.14	L	594.56	59°47'38.65996"N	151°38'41.35729"W	TOP A LINE
367+08.34	20198	-27.93	L	595.29	59°47'38.65788"N	151°38'40.74962"W	TOP A LINE
367+36.07	20193	-27.96	L	595.75	59°47'38.65815"N	151°38'40.20734"W	TOP A LINE
367+68.13	20192	-27.74	L	596.54	59°47'38.65607"N	151°38'39.58135"W	TOP A LINE
367+97.84	20187	-27.74	L	597.56	59°47'38.65605"N	151°38'39.00039"W	TOP A LINE
368+28.04	20186	-27.59	L	598.36	59°47'38.65459"N	151°38'38.41023"W	TOP A LINE
368+58.63	20181	-27.55	L	598.54	59°47'38.65422"N	151°38'37.81214"W	TOP A LINE
368+87.06	20180	-27.66	L	598.95	59°47'38.65524"N	151°38'37.25688"W	TOP A LINE
369+19	20175	-28.28	L	599.65	59°47'38.65268"N	151°38'36.63806"W	TOP A LINE
369+48.95	20174	-27.42	L	599.85	59°47'38.65294"N	151°38'36.04701"W	TOP A LINE
369+79.46	20169	-27.57	L	600.17	59°47'38.65439"N	151°38'35.45122"W	TOP A LINE
370+04.87	20168	-27.66	L	600.74	59°47'38.65531"N	151°38'34.95384"W	TOP A LINE
370+35.15	20164	-28.11	L	601.52	59°47'38.65979"N	151°38'34.36267"W	TOP A LINE
370+65.98	20161	-28.15	L	601.52	59°47'38.66015"N	151°38'33.76027"W	TOP A LINE
370+97.05	20157	-28.38	L	602.71	59°47'38.66244"N	151°38'33.15267"W	TOP A LINE
371+26.29	20156	-28.41	L	603.42	59°47'38.66269"N	151°38'32.58158"W	TOP A LINE
371+54.29	20152	-28.23	L	604.33	59°47'38.66091"N	151°38'32.03423"W	TOP A LINE
371+85.45	20150	-28.04	L	605.33	59°47'38.65910"N	151°38'31.42566"W	TOP A LINE
372+16.61	20145	-28.25	L	606.04	59°47'38.66111"N	151°38'30.81629"W	TOP A LINE
372+45.28	20144	-28.39	L	606.92	59°47'38.66248"N	151°38'30.25608"W	TOP A LINE
372+76.08	20140	-28.13	L	607.88	59°47'38.65997"N	151°38'29.65421"W	TOP A LINE
373+04.97	20138	-28.42	L	608.78	59°47'38.66286"N	151°38'29.08931"W	TOP A LINE
373+35.33	20134	-28.22	L	609.84	59°47'38.66090"N	151°38'28.49638"W	TOP A LINE
373+65.30	20131	-28.32	L	610.68	59°47'38.66183"N	151°38'27.91050"W	TOP A LINE
373+95.46	20127	-28.54	L	612.06	59°47'38.66404"N	151°38'27.32158"W	TOP A LINE
374+26.26	20125	-28.26	L	612.66	59°47'38.66122"N	151°38'26.71911"W	TOP A LINE
374+56.18	20122	-28.26	L	613.75	59°47'38.66128"N	151°38'26.13449"W	TOP A LINE
374+86.61	20119	-28.50	L	614.49	59°47'38.66356"N	151°38'25.53984"W	TOP A LINE
375+45.90	20113	-28.28	L	616.31	59°47'38.66137"N	151°38'24.38088"W	TOP A LINE
375+75.81	20109	-28.03	L	617.36	59°47'38.65896"N	151°38'23.79709"W	TOP A LINE
376+08.25	20108	-28.29	L	618.43	59°47'38.66153"N	151°38'23.16298"W	TOP A LINE
376+34.18	20104	-27.98	L	619.07	59°47'38.65846"N	151°38'22.65586"W	TOP A LINE
376+66.11	20101	-28.10	L	620.40	59°47'38.65960"N	151°38'22.03246"W	TOP A LINE
376+95.46	20098	-27.99	L	620.96	59°47'38.65847"N	151°38'21.45889"W	TOP A LINE
377+26.41	20095	-27.65	L	622.39	59°47'38.65513"N	151°38'20.85362"W	TOP A LINE
377+53.62	20091	-27.39	L	622.92	59°47'38.65257"N	151°38'20.32084"W	TOP A LINE
377+82.34	20090	-27.32	L	623.96	59°47'38.65187"N	151°38'19.76062"W	TOP A LINE
378+14.54	20083	-27.50	L	625.50	59°47'38.65365"N	151°38'19.13131"W	TOP A LINE
378+62.06	20081	-28.11	L	627.56	59°47'38.65959"N	151°38'18.20259"W	TOP A LINE
379+05	20075	-27.30	L	628.75	59°47'38.65165"N	151°38'17.36411"W	TOP A LINE
379+36	20073	-28.09	L	629.16	59°47'38.65936"N	151°38'16.75940"W	TOP A LINE
379+58.11	20069	-30.24	L	629.74	59°47'38.68060"N	151°38'16.32066"W	TOP A LINE
379+78	20068	-35.34	L	630.68	59°47'38.73078"N	151°38'15.92589"W	TOP A LINE
379+93	20063	-41.55	L	631.12	59°47'38.79179"N	151°38'15.66463"W	TOP A LINE
380+22.03	20062	N/A	N/A	631.51	59°47'38.94796"N	151°38'15.17167"W	TOP A LINE
380+34.41	20058	N/A	N/A	631.77	59°47'39.00793"N	151°38'14.96090"W	TOP A LINE
380+43.30	20057	N/A	N/A	632.02	59°47'39.04286"N	151°38'14.81754"W	TOP A LINE
380+58.80	20053	N/A	N/A	632.73	59°47'39.08967"N	151°38'14.53275"W	TOP A LINE
380+94.22	20050	N/A	N/A	633.93	59°47'39.09502"N	151°38'13.84377"W	TOP A LINE
381+42.47	20048	N/A	N/A	635.02	59°47'39.09220"N	151°38'12.90089"W	TOP A LINE
381+85.11	20046	N/A	N/A	636.68	59°47'39.09682"N	151°38'12.06694"W	TOP A LINE
382+34.75	20044	N/A	N/A	638.31	59°47'39.09660"N	151°38'11.09654"W	TOP A LINE
382+82	20042	N/A	N/A	639.49	59°47'39.09498"N	151°38'10.17044"W	TOP A LINE
383+23.20	20040	N/A	N/A	640.85	59°47'39.09449"N	151°38'09.36860"W	TOP A LINE
383+66	20038	N/A	N/A	642.05	59°47'39.09008"N	151°38'08.52443"W	TOP A LINE
383+79.57	20036	N/A	N/A	642.11	59°47'39.09411"N	151°38'08.26671"W	TOP A LINE
384+00	20032	N/A	N/A	642.69	59°47'39.17018"N	151°38'07.87336"W	TOP A LINE
384+29.86	20028	N/A	N/A	643.19	59°47'39.35647"N	151°38'07.42765"W	TOP A LINE
384+65.69	20025	N/A	N/A	643.63	59°47'39.60152"N	151°38'06.92368"W	TOP A LINE
385+07.40	20087	N/A	N/A	643.51	59°47'39.89380"N	151°38'06.35079"W	TOP A LINE
385+48.37	20023	N/A	N/A	643.36	59°47'40.18108"N	151°38'05.78769"W	TOP A LINE
385+76.84	20021	N/A	N/A	643.35	59°47'40.38103"N	151°38'05.39746"W	TOP A LINE
386+24.91	20019	N/A	N/A	644.18	59°47'40.71011"N	151°38'04.72386"W	TOP A LINE
386+71.10	20017	N/A	N/A	644.17	59°47'41.08603"N	151°38'04.09265"W	TOP A LINE
387+19.43	20015	N/A	N/A	644.59	59°47'41.38094"N	151°38'03.44273"W	TOP A LINE
387+65.84	20013	N/A	N/A	645.23	59°47'41.70501"N	151°38'02.80322"W	TOP A LINE
388+13.57	20011	N/A	N/A	645.56	59°47'42.04450"N	151°38'02.15802"W	TOP A LINE
388+61.13	20009	N/A	N/A	645.51	59°47'42.37506"N	151°38'01.49949"W	TOP A LINE
389+04.07	20007	N/A	N/A	646.78	59°47'42.67792"N	151°38'00.92165"W	TOP A LINE
389+30.69	20005	N/A	N/A	650.76	59°47'42.82762"N	151°38'00.49436"W	TOP A LINE
389+57.87	20003	N/A	N/A	651.44	59°47'42.86400"N	151°37'59.98364"W	TOP A LINE
389+72	23336	N/A	N/A	657.53	59°47'42.85447"N	151°37'59.71599"W	TOP A LINE

SHEET 17 GAS GATHERING LINE

GATHERING PIPELINE 3 IN. STEEL							
STATION	POINT	OFFSET	SIDE (L/R)	ELEVATION	LATITUDE	LONGITUDE	DESCRIPTION
1+00	23445	30.87	R	771.68	59°47'31.85883"N	151°37'36.57237"W	CL FLANGE
1+06.76	23444	30.52	R	770.46	59°47'31.92532"N	151°37'36.57933"W	PIPE GOES UG
1+11.25	23332	28.30	R	770.21	59°47'31.96866"N	151°37'36.62278"W	CP TEST STA
1+24.29	23443	29.81	R	765.683	59°47'32.09782"N	151°37'36.59340"W	TOP OF PIPE
1+32.53	23442	22.92	R	765.636	59°47'32.14232"N	151°37'36.72804"W	TOP OF PIPE
1+38.66	23441	19.15	R	765.815	59°47'32.18896"N	151°37'36.80175"W	TOP OF PIPE
1+49.82	23440	18.25	R	765.594	59°47'32.29948"N	151°37'36.81957"W	TOP OF PIPE
1+74.63	23439	18.51	R	765.673	59°47'32.54384"N	151°37'36.81462"W	TOP OF PIPE
2+05.43	23438	19.01	R	765.551	59°47'32.84711"N	151°37'36.80521"W	TOP OF PIPE
2+59.57	23437	85.89	R	763.97	59°47'33.38035"N	151°37'36.81758"W	TOP OF PIPE
2+74.79	23436	19.36	R	763.222	59°47'33.53022"N	151°37'36.79907"W	TOP OF PIPE
2+88.01	12312	18.38	R	761.92	59°47'33.66044"N	151°37'36.81838"W	G-69
3+26.50	12313	18.86	R	756.24	59°47'34.03954"N	151°37'36.80939"W	G-68
3+64.28	12314	19.44	R	745.78	59°47'34.41157"N	151°37'36.79842"W	G-67
4+03.15	12315	19.25	R	740.11	59°47'34.79445"N	151°37'36.80257"W	G-66
4+41.81	12316	19.08	R	735.69	59°47'35.17514"N	151°37'36.80635"W	G-65
4+80.61	12317	19.28	R	730.54	59°47'35.55729"N	151°37'36.80279"W	G-64
5+18.89	12318	18.60	R	724.99	59°47'35.93430"N	151°37'36.81633"W	G-63
5+56.57	12319	18.93	R	719.08	59°47'36.30538"N	151°37'36.81032"W	G-62
5+95.59	12320	19.63	R	716.15	59°47'36.68959"N	151°37'36.79697"W	G-61
6+35.10	23431	16.76	R	710.81	59°47'37.07866"N	151°37'36.81445"W	TOP OF PIPE
6+90.88	23430	16.53	R	705.72	59°47'37.62810"N	151°37'36.81957"W	TOP OF PIPE
10+88.55	23422	19.01	R	676.567	59°47'38.55413"N	151°37'42.76497"W	TOP OF PIPE
11+71.80	23421	19.19	R	671.509	59°47'38.55605"N	151°37'44.39199"W	TOP OF PIPE
12+75.21	23420	20.39	R	666.524	59°47'38.56815"N	151°37'46.41286"W	TOP OF PIPE
12+78.47	23331	18.83	R	710.807	59°47'37.07866"N	151°37'36.81445"W	CP TEST STA
13+70.55	23419	20.75	R	663.061	59°47'38.57191"N	151°37'48.27602"W	TOP OF PIPE
14+53.08	23418	9.86	R	660.075	59°47'38.56623"N	151°37'49.88877"W	TOP OF PIPE
14+80.95	23417	-18.00	L	659.966	59°47'38.57315"N	151°37'50.43337"W	TOP OF PIPE
15+06.59	23416	-43.65	L	659.871	59°47'38.57368"N	151°37'50.93448"W	TOP OF PIPE
15+12.36	23415	-46.63	L	659.82	59°47'38.62232"N	151°37'50.99283"W	TOP OF PIPE
15+18.98	23414	-45.68	L	659.826	59°47'38.68678"N	151°37'50.97445"W	TOP OF PIPE
15+69.24	23413	-44.75	L	658.309	59°47'39.18175"N	151°37'50.95678"W	TOP OF PIPE
16+37.25	23412	-44.84	L	657.376	59°47'39.85163"N	151°37'50.95952"W	TOP OF PIPE
17+65.06	23410	-46.04	L	658.65	59°47'41.11030"N	151°37'50.98445"W	TOP OF PIPE
18+15	23409	-46.62	L	661.23	59°47'41.60214"N	151°37'50.99654"W	TOP OF PIPE
18+59.37	23408	-44.93	L	660.98	59°47'42.03890"N	151°37'50.96399"W	TOP OF PIPE
18+94.41	23407	-43.55	L	660.324	59°47'42.38369"N	151°37'50.93758"W	TOP OF PIPE
19+05.42	23406	-49.55	L	658.582	59°47'42.47462"N	151°37'51.05494"W	TOP OF PIPE
19+18.38	23405	-62.45	L	654.914	59°47'42.46237"N	151°37'51.30700"W	TOP OF PIPE
19+99.73	23404	-143.77	L	655.599	59°47'42.48281"N	151°37'52.89637"W	TOP OF PIPE
20+77.12	23403	-221.16	L	655.621	59°47'42.48592"N	151°37'54.40881"W	TOP OF PIPE
21+48.25	23333	-292.44	L	658.37	59°47'42.46803"N	151°37'55.80179"W	CP TEST STA
21+48.98	23402	-292.96	L	654.98	59°47'42.51588"N	151°37'55.81213"W	TOP OF PIPE
21+54.30	23401	-297.98	L	657.84	59°47'42.53333"N	151°37'55.91018"W	PIPE GOES UG
21+57.67	23400	-297.84	L	660.76	59°47'42.56645"N	151°37'55.90750"W	CL FLANGE

NOTES:
1) STA 326+60.97 - 380+01.73 OFFSETS ARE BASED ON SECTION LINE.
2) STA 380+01.73 -391+00 OFFSETS NOT APPLICABLE (PIPELINES ON ARMSTRONG PROPERTY).
3) STA 1+00 -6+35 GATHERING PIPELINE OFFSETS ARE BASED ON THE CENTERLINE OF ALEX SHADDEL STREET.
4) STA 6+35 - 14+53.08 (GATHERING PIPELINE) OFFSETS ARE BASED ON SECTION LINE.
5) STA 14+80.95 - 21+57.67 (GATHERING PIPELINE) OFFSETS ARE BASED ON THE CENTERLINE OF EPIC ROAD.

RECORD OF SURVEY
ADL 2309028

WITHIN
SURVEYED SECTIONS 26, 27, 31, 32, 33, 34, T4S, R14W
AND SURVEYED SECTIONS 34, 35, 36, T4S, R15W
AND SURVEYED SECTION 3, T5S, T15W,
SEWARD MERIDIAN, AK, THE KENAI PENINSULA BOROUGH
AND THE HOMER RECORDING DISTRICT.

STA. 364+50 TO 391+00 (SEE SHEET 16)
STA. 1+00 TO 21+57.67 GATHERING LINE (SEE SHEET 17)

DATE OF SURVEY: APRIL 2011 | DRAFTED: JANUARY 2012
DWG FILE: 103088_ASBUILT | EPF #20100037

REV	DATE	DESCRIPTION	BY
1	2/7/12	DRAFT ISSUE	SAM

ANCHOR POINT ENERGY, LLC
NORTH FORK GAS LINE
ASBUILT LOCATION & WELD TABLES

FIELD WORK DATE: 11/01/10-4/01/11 | FIELD BOOK NO. 10-24 | JOB NO. 103088

McLANE Consulting Inc
ENGINEERING - TESTING
SURVEYING - MAPPING
P.O. BOX 468
SOLDOTNA, AK, 99669
VOICE: (907) 283-4218
FAX: (907) 283-3265
WWW.MCLANECG.COM

DRAWN BY: BGB
CHECKED BY: SAM
HORZ. SCALE: N/A
VERT. SCALE: -

SHEET: 29 OF 29